                                            AMERICAN
                                                 SKANDIA
                                                       TRUST

                                               -------------
                                               ANNUAL REPORT
                                               -------------

                                             DECEMBER 31, 1997

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam International Equity Portfolio achieved a total return of 18.15% for the year ended December 31, 1997 versus a gain of 1.78% for the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index during the period. This outperformance resulted largely from overweighting Europe and underweighting Asia, including Japan.

The trend for international stocks told two vastly different tales. Continental Europe, as measured by the MSCI Europe Index which returned 23.8%, experienced strong gains during much of the year amid steady growth, low interest rates, modest inflationary pressures, and corporate restructurings and consolidations. Best performers among individual countries included Switzerland (+44.3%), Italy (+35.5%), and Denmark (+34.5%).

It was quite a different story in Asia, of course, where economic turmoil reached crisis proportions as the year progressed. Erupting late summer in Thailand before spreading to Malaysia, Indonesia, and the Philippines, the "Asian flu" worsened during the fourth quarter in Hong Kong, South Korea, and Japan. The troubles pushed markets sharply lower throughout Asia while restraining virtually all other world markets. Stock markets in Japan and Hong Kong fell 23.7% and 23.3%, respectively.

              Measurement Period                  AST Putnam International
             (Fiscal Year Covered)                    Equity Portfolio           MSCI EAFE Index
4/19/89                                                              10000                      10000
12/89                                                                13760                      10922
12/90                                                                13341                       8361
12/91                                                                14275                       9375
12/92                                                                13084                       8234
12/93                                                                17808                      10915
12/94                                                                18278                      11764
12/95                                                                20105                      13082
12/96                                                                22045                      13873
12/97                                                                26047                      14120

                                                                                     Since Inception
                                                           1 Year       5 Year          on 4/19/89
                                                         -----------  -----------    ----------------
    AVERAGE ANNUAL TOTAL RETURNS                           18.15%       14.76%            11.62%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

The Lord Abbett Growth and Income Portfolio produced a total return of 23.92% for the year ended December 31, 1997, compared with 33.36% for the unmanaged Standard & Poor's 500 Index. The underperformance of the Portfolio relative to the market, as represented by the S&P 500 Index, in part was due to strong gains in some of the largest components of the S&P Index, like the drug and selected technology stocks, which typically do not meet Lord Abbett & Co.'s criteria as value stocks.

Looking forward, Lord Abbett believes a slowdown in the U.S. economy now seems likely in 1998, particularly given the recent deflationary developments in the major economies of Southeast Asia. That would put pressure on corporate profits generally, but especially for companies in the commodity and technology sectors. While Lord Abbett remains somewhat defensively positioned, it anticipates building up economy-sensitive stocks as the economy cools, because some of the most attractively priced stocks today fall into that category.

Lord Abbett remains generally positive on the outlook for inflation and interest rates and is maintaining its overweighting in financial stocks. These holdings are particularly concentrated in the insurance stocks which are benefiting from industry-wide consolidation and cost-cutting efforts.

              Measurement Period                   Lord Abbett Growth and
             (Fiscal Year Covered)                    Income Portfolio            S&P 500 Index
5/1/92                                                               10000                      10000
12/92                                                                10700                      10711
12/93                                                                12164                      11788
12/94                                                                12434                      11938
12/95                                                                16029                      16422
12/96                                                                19003                      20184
12/97                                                                23549                      26989

                                                                                     Since Inception
                                                           1 Year       5 Year          on 5/1/92
                                                         -----------  -----------    ----------------
    AVERAGE ANNUAL TOTAL RETURNS                           23.92%       17.09%            16.29%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

JANCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

Although stocks encountered considerably higher volatility, the markets once again posted strong gains in 1997. For the year, the JanCap Growth Portfolio achieved a total return of 28.66%, while the unmanaged Standard & Poor's 500 Index returned 33.36%.

Domestic equities moved through several different periods over the past twelve months. As the year began, the mega-caps of the S&P 500 Index drove the market's early gains. But the market broadened during the second quarter, and small and midsize stocks closed the gap with their larger counterparts. Finally, as the year came to a close, the growing uncertainty in Asia injected volatility into stocks around the world.

While the Portfolio's financial services companies performed well early in the year, Janus has since scaled back exposure to this sector because margins on business and personal loans continue to compress. Overall, the Portfolio remains focused on a wide variety of companies, including technology, telecommunications, pharmaceuticals, financial services, and selected retailers. Ultimately, Janus looks for companies that are benefiting from broader demographic trends, both here and abroad. With Asia's escalating crisis, the follow-through effects will most likely become more intense in the coming months, so Janus has focused on well-established companies with dominant business franchises.

Despite the recent volatility in global markets, Janus remains cautiously optimistic going into 1998. The Portfolio is focused on companies that Janus believes can deliver significant earnings growth.

              Measurement Period
             (Fiscal Year Covered)                JanCap Growth Portfolio         S&P 500 Index
11/6/92                                                              10000                      10000
12/92                                                                10530                      10407
12/93                                                                11780                      11522
12/94                                                                11248                      11675
12/95                                                                15520                      16062
12/96                                                                19921                      19749
12/97                                                                25630                      26339

                                                                                     Since Inception
                                                           1 Year       5 Year          on 11/6/92
                                                         -----------  -----------    ----------------
    AVERAGE ANNUAL TOTAL RETURNS                           28.66%       19.47%            20.03%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED UTILITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the full year 1997, the Federated Utility Income Portfolio achieved a total return of 26.42%. For the same period the unmanaged Standard & Poor's 500 Index returned 33.36%, while the unmanaged Standard & Poor's Utilities Index returned 24.7%.

In industry developments, the electric industry's transition to competition continued in a way that Federated Investment Counseling believes is generally constructive for investors. Illinois passed restructuring legislation and joined nine other states that have established plans to provide choice to retail buyers of energy. Utilities in Texas, another key state, reached interim agreements with the utility commission. These developments reduce investor uncertainty about industry cash flows and have provided support to the stocks.

Merger and acquisition activity continued during the year. That aspect of the electric and gas industries may be an overlooked side to the utility story. As with the banking and defense sectors over the last decade, if regulators allow utility mergers and industry consolidation, Federated believes the stocks could do quite well without overall industry growth.

Federated has recently significantly increased the Portfolio's exposure to domestic (electric and gas) utilities and reduced foreign exposure and non-utility holdings, particularly convertibles, consistent with their defensive strategy going into 1998. Federated believes that, despite the recent spurt in utility stocks, electric and gas stocks still seem particularly attractive with positive fundamentals and merger and acquisition appeal.

         Measurement Period              Federated Utility
        (Fiscal Year Covered)            Income Portfolio        S&P 500 Index      S&P Utilities Index
5/4/93                                                10000                 10000                 10000
12/93                                                 10790                 10792                 10541
12/94                                                 10040                 10930                  9704
12/95                                                 12664                 15035                 13795
12/96                                                 14124                 18479                 14227
12/97                                                 17855                 24707                 17741

                                                                                     Since Inception
                                                                         1 Year         on 5/4/93
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         26.42%           13.23%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PUTNAM BALANCED PORTFOLIO

--------------------------------------------------------------------------------

For 1997, the AST Putnam Balanced Portfolio provided a total return of 18.28%, but trailed its weighted unmanaged benchmark index (60% Standard & Poor's 500 Index, 40% Lehman Brothers Government/Corporate Index), which returned 23.7%.

Hindering performance were poor returns relative to the Index by large-cap value stocks, which comprise the majority of the stock component of the Portfolio. Exposure to medium-capitalization growth stocks, which lagged the overall market, also dampened performance. A modest allocation to international equities performed well versus overseas market benchmarks, but trailed the robust U.S. market in 1997. Positive contributors to performance during the year included a broad portfolio bias toward stocks over bonds and exposure to robust high-yield bonds in the fixed-income market.

Looking ahead, Putnam Investment Management, Inc. believes initial estimates suggest that the Asian crisis should not have a major impact on the economies or capital markets of the developed world outside Asia, and that the developed equity markets in Europe and the United States should show modest appreciation in 1998. They believe the recent problems in South Korea, however, appear to be more severe than anticipated, despite IMF attempts to mitigate that country's difficulties. The Japanese economy, even with the recently announced stimulus package, has reacted negatively and is teetering on the edge of a recession; the Nikkei has fallen to its lowest level since 1995.

              Measurement Period                    AST Putnam Balanced       60% S&P 500/40% LB- GC
             (Fiscal Year Covered)                       Portfolio                Weighted Index
5/4/93                                                               10000                      10000
12/93                                                                10570                      10691
12/94                                                                10580                      10630
12/95                                                                12971                      13817
12/96                                                                14427                      15837
12/97                                                                17064                      19589

                                                                                     Since Inception
                                                                         1 Year         on 5/4/93
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         18.28%           12.13%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FEDERATED HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

The Federated High Yield Portfolio achieved a total return of 13.59% for 1997 compared to 12.83% for the unmanaged Merrill Lynch High Yield Index.

Several factors benefited the Portfolio versus the index benchmark. The Portfolio's largest industry exposures have been (and continue to be) telecommunications, cable and broadcasting. These three sectors generated very strong performance versus the market during the year. The Portfolio was generally underweight the underperforming basic industries such as steel, forest products and commodity chemicals. Several Portfolio holdings were involved in corporate finance activities such as mergers, initial public offerings (IPO's) and tenders which proved beneficial to bondholders. Finally, the Portfolio benefited from strong individual security selection, avoiding major deteriorating situations while holding numerous strong performers.

Looking out into 1998, the main area of uncertainty is what impact the developing problems in Asia will have on U.S. economic growth, inflation and equity markets. Federated Investment Counseling believes it appears that the problems in Asia will serve to slow the U.S. economy and reduce inflation much like a Federal Reserve tightening. This could serve to head off inflationary fears, reduce the likelihood of a Fed tightening and extend the economic expansion. An extended economic expansion would be a long-term positive for high yield bonds. The risk is that Asia's problems have a greater impact on the U.S. economy and push the domestic economy into recession. Federated believes superior credit selection will be essential in 1998 as the odds-on bet is for slower economic activity, which could lead to negative credit surprises.

              Measurement Period                    Federated High Yield     Merrill Lynch High Yield
             (Fiscal Year Covered)                       Portfolio                    Index
1/4/94                                                               10000                      10000
12/94                                                                 9690                       9884
12/95                                                                11587                      11851
12/96                                                                13161                      13163
12/97                                                                14950                      14851

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         13.59%           10.59%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Asset Allocation Portfolio had a total return of 18.40% for the year ended December 31, 1997, compared to a return on the weighted unmanaged benchmark index (60% Standard & Poor's 500 Index, 40% Lehman Brothers Government/Corporate Index) of 23.7%.

As they expected the U.S. equity market to moderate, T. Rowe Price added to a defensive posture throughout the year by decreasing the exposure to equity markets and increasing the exposure to the bond markets and cash equivalents. They also expected the international equity exposure to add value to the Portfolio, believing many foreign securities were undervalued. At year-end the allocation was 56% in stocks (including 9% foreign), 39% in bonds, and 5% in cash equivalents. Given that the equity market has been at the higher end of several valuations measures, T. Rowe has expected the equity market to moderate and earnings growth to slow. As the S&P 500 significantly outperformed both bonds and most overseas equity markets, the underweighting of the Portfolio in domestic equities resulted in underperformance relative to its benchmark index.

T. Rowe Price believes the economy remains healthy. Growth is slowing a bit and inflation remains at low levels despite tight labor markets. Both the stock and bond markets should fare well under these conditions. T. Rowe expects the U.S. equity market to deliver positive returns, though not at the pace of the last few years. Overseas, however, there could be further turmoil or sharp rebounds. They believe the uncertainty is sure to increase the volatility of markets around the world (including the U.S.). However, the drop in international markets is also presenting buying opportunities at lower valuations.

              Measurement Period                    T. Rowe Price Asset
             (Fiscal Year Covered)                  Allocation Portfolio          Weighted Index
1/4/94                                                               10000                      10000
12/94                                                                 9940                       9943
12/95                                                                12262                      12923
12/96                                                                13874                      14813
12/97                                                                16426                      18323

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         18.40%           13.23%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Total Return Bond Portfolio had a total return of 9.87% for the year 1997. This compares to a return of 9.65% for the unmanaged Lehman Brothers Aggregate Bond Index.

Interest rates fell and bond prices rose during 1997, which was a positive environment for the bullishly positioned PIMCO Total Return Bond Portfolio. Investments in higher yielding mortgage-backed securities, lower credit quality bonds and emerging market bonds contributed positively to relative performance.

PIMCO expects interest rates to move in a relatively narrow band during 1998 with a strong possibility of lower rates and rising bond prices.

              Measurement Period                  PIMCO Total Return Bond
             (Fiscal Year Covered)                       Portfolio              LB Aggregate Index
1/4/94                                                               10000                      10000
12/94                                                                 9750                       9708
12/95                                                                11581                      11502
12/96                                                                11977                      11919
12/97                                                                13160                      13070

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          9.87%           7.12%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

INVESCO EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1997, the INVESCO Equity Income Portfolio showed a total return of 23.33% compared to 33.36% for the unmanaged Standard & Poor's 500 Index.

The equity markets continued their torrid pace and significantly outperformed the bond market. The equity portion of the Portfolio (73% of assets at year end) had another strong year on a risk/reward basis relative to the S&P 500 Index. The Portfolio, while fully diversified, benefited from an overweight position in the technology sector. The fixed income portion of the Portfolio continued to perform well; however, it hindered the Portfolio's performance relative to the S&P 500.

INVESCO Trust Company expects the equity markets to continue exhibiting the volatility experienced in the second half of 1997. They anticipate decelerating corporate earnings growth, benign inflation, and low interest rates in the year ahead. This environment magnifies the importance of individual stock selection and bottom up investing. INVESCO intends to continue to invest the Portfolio in companies they believe are exhibiting strong earnings growth, excellent management, a healthy balance sheet, and maintaining leadership positions in their respective industries.

              Measurement Period                   INVESCO Equity Income
             (Fiscal Year Covered)                       Portfolio                S&P 500 Index
1/4/94                                                               10000                      10000
12/94                                                                 9750                      10132
12/95                                                                12682                      13940
12/96                                                                14849                      17140
12/97                                                                18313                      22859

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         23.33%           16.35%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------

The Founders Capital Appreciation Portfolio had a disappointing total return of 6.01% compared with a return of 33.36% for the unmanaged Standard & Poor's 500 Index. The concern over global growth resulted in investors favoring large cap investments, as evidenced by the strong outperformance of the S&P 500 Index versus the unmanaged small-cap Russell 2000 Index, which was up 22.37%. Additionally, the Russell 2000's Growth component was up only 12.94% versus the Value component, up 31.79% for the year.

The outperformance of value stocks in the Russell 2000 was driven primarily by the financial services and utilities sectors, two sectors that do not usually meet Founders Asset Management's growth criteria. A great deal of consolidation within the financial sector contributed to its outperformance. Within the more typical growth sectors of technology, healthcare and specialty retail, the environment was decidedly more negative with the uncertainty in the market leading to overall P/E multiple contraction. Finally, the Portfolio was underweighted in three of the best performing sectors of the Russell 2000's Growth component -- REITs, Energy and Utilities.

Founders believes 1998 could be another good year for stocks in spite of the current negative sentiment. The economies of Europe and the Americas are healthy, albeit growing slowly. The primary concern is the Asian crisis, which will have a deflationary effect and cause some slowdown in global growth. The uncertainty over the magnitude of the Asian crisis and its impact, will likely lead to continued volatility across stock markets globally. Founders believes, however, that the U.S. is in particularly good shape with declining interest rates and a good competitive position worldwide. They believe small company stocks are at very attractive relative valuations, and, with their higher growth rates, should perform well in the current environment.

              Measurement Period                      Founders Capital
             (Fiscal Year Covered)                 Appreciation Portfolio         S&P 500 Index
1/4/94                                                               10000                      10000
12/94                                                                10840                      10132
12/95                                                                14369                      13940
12/96                                                                17249                      17140
12/97                                                                18286                      22859

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          6.01%           16.31%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1997, the T. Rowe Price International Equity Portfolio had a total return of 1.36%. The unmanaged Morgan Stanley Capital International (MSCI) EAFE Index returned 1.78% for the same period, with dollar strength largely cancelling out strong local-market performance.

European markets were generally good performers with Switzerland and Italy the best examples. Asia was very poor with even Japan's Nikkei Index falling back to its bear-market lows. Latin American markets rose sharply despite their Asia-induced stumble towards year end. The dollar had a strong year -- gaining ground against the yen and even more against European currencies.

Country allocation relative to the benchmark index was a small positive over the year. Underweighting Japan and overweighting Latin America added value, although this value-added was eroded by an underweight position in the U.K. and an overweight position in the first half of the year in some smaller Asian markets. Stock selection was a small negative over the year, with underperformance in Europe, particularly in the Netherlands and Germany, partially offset by favorable stock selection in Japan.

Looking forward, Rowe Price-Fleming believes the outlook remains reasonable for European markets with corporate profits growth likely to be strong, supported by good economic growth and further restructuring. Rowe Price-Fleming believes that Latin American markets remain attractive given continued commitment to political and economic reform in the region, but that the outlook for Asia is more uncertain and they remain cautious about that region's small markets.

                                                       T. Rowe Price
              Measurement Period                    International Equity
             (Fiscal Year Covered)                       Portfolio              MSCI / EAFE Index
1/4/94                                                               10000                      10000
12/94                                                                 9620                      10777
12/95                                                                10687                      11985
12/96                                                                12201                      12710
12/97                                                                12367                      12936

                                                                                     Since Inception
                                                                         1 Year         on 1/4/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          1.36%           5.46%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price International Bond Portfolio had a total return of -3.42%, compared to the unmanaged J.P. Morgan (JPM) Non-U.S. Government Bond Index which returned -3.75%, for the year ending December 31, 1997.

Since Rowe Price-Fleming became sub-advisor for the International Bond Portfolio on May 1, 1996, they have managed a Portfolio which seeks to take advantage of the potential enhanced returns available in foreign bond markets. In addition, they seek to produce a strong diversification benefit for investors by not hedging the underlying foreign bond exposure into U.S. dollars. The Portfolio's total return suffered due to the strengthening of the U.S. dollar (up 11% against the Yen, and 14% against the Deutschemark) during the year.

Looking ahead, Rowe Price-Fleming remains cautious over the "tug of war" between the inflationary implications of economic growth in the developed Western economies and the deflationary impact of demand contraction in Asia. Already we have experienced a strong rally in the U.S. bond market -- and U.S.
dollar -- due in large part to investors seeking refuge from the Asian contagion as well as the lack of inflationary pressure in the U.S. economy. However, Europe continues to offer attractive real rates of return relative to most markets. In particular, with an inverted yield curve, Rowe Price-Fleming believes the U.K. bond market offers the opportunity for attractive returns in 1998. Moreover, they believe the strength the dollar achieved over the past year will make it vulnerable in the long term to a retrenchment as investors begin to view it as overvalued, particularly against the Yen. Therefore, they believe with European markets offering attractive real rates of return combined with the potential for a weaker U.S. dollar, the role of foreign bonds in an asset allocation strategy continues to be attractive for U.S. investors.

                                                       T. Rowe Price
              Measurement Period                     International Bond      J.P. Morgan Gov't. Bond
             (Fiscal Year Covered)                       Portfolio              Non-US Bond Index
5/3/94                                                               10000                      10000
12/94                                                                 9680                      10318
12/95                                                                10755                      12495
12/96                                                                11398                      13154
12/97                                                                11009                      12660

                                                                                     Since Inception
                                                                         1 Year         on 5/3/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         -3.42%           2.65%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

BERGER CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Berger Capital Growth Portfolio had a total return of 16.68% for the year ended December 31, 1997, which lagged the 33.36% total return on the unmanaged Standard & Poor's 500 Index.

The market environment in 1997 was inhospitable to Berger Associates' investment style, which emphasizes what they believe are reasonably priced, growth companies of various sizes with strong, consistent earnings growth. In the second quarter, largely in response to the Federal Reserve Board's interest rate increase, skittish investors sought refuge in large, liquid "blue chip" or "index" stocks. The Portfolio outperformed broad market averages in the third quarter. Then the market caught the "Asian flu" in the fourth quarter, and so did the Portfolio. As in the second quarter, the market turned defensive and rushed to large cap stocks. Once again, that hurt the Portfolio's relative performance. Berger used the fourth quarter downturn in technology as a buying opportunity, however, and increased our holdings in this growth sector from 23% of the Portfolio to 32%.

Berger is optimistic about the prospects for 1998. As investors put the Asian problems in perspective and recognize the U.S. economy's strengths (strong employment, low inflation, and steady growth rates), Berger believes the markets will broaden out once again, providing a far more favorable backdrop for their growth at a reasonable price investment style.

              Measurement Period                   Berger Capital Growth
             (Fiscal Year Covered)                       Portfolio                S&P 500 Index
10/20/94                                                             10000                      10000
12/94                                                                 9970                       9887
12/95                                                                12405                      13603
12/96                                                                14431                      16726
12/97                                                                16839                      22306

                                                                                     Since Inception
                                                                         1 Year        on 10/20/94
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         16.68%           17.67%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

FOUNDERS PASSPORT PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Founders Passport Portfolio had a total return of 2.03%. This outperformed the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index, which was up 1.78% for the year, and significantly outperformed the FT/S&P Actuaries World ex-U.S. Index of medium-small cap stocks, which was down 10.58% for 1997. It was a year of significant underperformance for small-cap stocks around the world.

During 1997, Founders Asset Management continued to invest the Portfolio broadly across many industries and countries. The largest regional weightings at the end of the year were in Europe, with the United Kingdom (26%), Germany (10%), and France (6%) making up the three largest country weightings, and Japan (3%) being the largest Asian weighting. Less than 4% of the Portfolio was invested in non-Japan Asia at the end of the year, and most of that was in two stocks that Founders believes will benefit from the crisis in Asia. Founders had very little invested in the region throughout the second half, so the impact on the Portfolio from the Asian crisis was minimal.

Founders believes that going into 1998 the crisis that is unfolding in Asia will have impacts that are more substantial and last longer than most people are forecasting, and Asia's impact on the U.S. will be meaningful. They expect that it will not, however, cause the U.S. or Europe to go into recession. On the contrary, Founders expects that 1998 will be the third year of improving economic growth in Europe. Because of this, they are finding the best earnings growth in Europe, and it is substantially overweighted in the Portfolio. Founders believes the valuations in the small cap area are as attractive as they have been in years, and because they expect to see better economies in 1998, especially in Europe, they are very optimistic for the prospects of small stocks in 1998.

              Measurement Period                     Founders Passport
             (Fiscal Year Covered)                       Portfolio              MSCI / EAFE Index
5/2/95                                                               10000                      10000
12/95                                                                10330                      10522
12/96                                                                11664                      11158
12/97                                                                11901                      11356

                                                                                     Since Inception
                                                                         1 Year         on 5/2/95
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          2.03%           6.73%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Natural Resources Portfolio returned 3.39% for the year ended December 31, 1997. The unmanaged Standard & Poor's 500 Index returned 33.36% for the same period, while the Lipper Natural Resources Funds Average returned 0.09%.

Energy, gold, industrial metals, and most commodity prices declined over the course of the year as productivity improved and Asian economies slowed. While Asia generally represents a relatively small proportion of overall demand for these materials, the region accounts for a disproportionately large share of the annual growth in global demand. Moreover, the price of oil dropped as the U.N. allowed Iraq to export a limited amount for humanitarian reasons, and OPEC raised export quotas at the end of the year.

In order to avoid the full brunt of lower resource prices and the impact on resource company earnings, T. Rowe Price emphasizes the stocks of companies engaged in internal efforts to restructure and reduce costs. T. Rowe Price also prefers companies with low-cost reserves and production, as they are survivors in the periods of weak commodity prices. Another element of their strategy is to find companies that have the ability to grow production sufficiently to offset weakness in commodity prices in order to grow earnings in this environment.

T. Rowe Price is hopeful that the worst is now behind us. They believe the stock prices of companies in which the Portfolio invests already reflect much of the turmoil of the past year, and that the companies in the Portfolio are positioned to benefit from a turnaround in the problems overseas and the resumption of strong economic growth.

              Measurement Period                   T. Rowe Price Natural
             (Fiscal Year Covered)                  Resources Portfolio           S&P 500 Index
5/2/95                                                               10000                      10000
12/95                                                                11110                      12179
12/96                                                                14525                      14975
12/97                                                                15016                      19971

                                                                                     Since Inception
                                                                         1 Year         on 5/2/95
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          3.39%           16.44%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

PIMCO LIMITED MATURITY BOND PORTFOLIO

--------------------------------------------------------------------------------

The PIMCO Limited Maturity Bond Portfolio had a total return of 7.46% for the year 1997. The unmanaged benchmark Merrill Lynch 1-3 Year Treasury Index returned 6.66% for the same period.

Interest rates fell and bond prices rose during 1997, which was a positive environment for the bullishly positioned PIMCO Limited Maturity Bond Portfolio. Investments in higher yielding mortgage-backed securities and lower credit quality bonds produced strong performance results relative to the Index.

PIMCO expects interest rates to move in a relatively narrow band in 1998 with a strong possibility of falling rates and rising bond prices.

              Measurement Period                   PIMCO Limited Maturity     Merrill Lynch 1-3 Year
             (Fiscal Year Covered)                     Bond Portfolio             Treasury Index
5/2/95                                                               10000                      10000
12/95                                                                10470                      10644
12/96                                                                10670                      11174
12/97                                                                11689                      11918

                                                                                     Since Inception
                                                                         1 Year         on 5/2/95
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                          7.46%           6.02%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Robertson Stephens Value + Growth Portfolio produced a total return of 14.83%, versus 33.36% for the unmanaged Standard & Poor's 500 Index and 30.48% for the unmanaged Russell 1000 Growth Index for the year ending December 31, 1997.

Throughout 1997, the Portfolio had a large relative position in the technology sector. For the first three quarters of the year, technology led all sectors in performance and helped the Value + Growth Portfolio outperform the S&P 500 Index. In the fourth quarter technology stocks fell sharply as a result of the Asian crisis.

In spite of the downturn, Robertson Stephens continues to be optimistic about the prospects for strong performance in the technology sector and holds several of the same companies that performed well in 1997, including Compaq Computer and Dell Computer. They are also positive on several companies that they believe are well positioned to take advantage of the expansion of retirement savings, such as Merrill Lynch, Travelers Group and Charles Schwab.

Going into 1998, the Portfolio's characteristics have not changed. As of December 31, 1997, the consensus outlook for the Value + Growth Portfolio's 5 year earnings per share growth is 19.5% compared to 13.6% for the S&P 500 Index. The Portfolio's price to earnings ratio based on twelve months forecasted earnings is 20.2 versus 20.0 for the S&P 500 Index. Both Portfolio valuation measures confirm the Portfolio is adhering to its stated strategy to identify securities that exhibit favorable relationships between growth rates and price to earnings ratios.

              Measurement Period                  Robertson Stephens Value
             (Fiscal Year Covered)                   & Growth Portfolio           S&P 500 Index
5/2/96                                                               10000                      10000
6/96                                                                  9730                      10289
12/96                                                                10990                      11487
6/97                                                                 12700                      13870
12/97                                                                12620                      15337

                                                                                     Since Inception
                                                                         1 Year         on 5/2/96
                                                                       -----------   ----------------
    AVERAGE ANNUAL TOTAL RETURNS                                         14.83%           14.97%

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST JANUS OVERSEAS GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The growing downturn in Asia injected considerably higher volatility into global markets during 1997 and created a difficult environment for international investors. For the year, the AST Janus Overseas Growth Portfolio achieved a total return of 18.70% versus a gain of 1.78% for the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index.

While the Portfolio's fourth quarter results were impacted by the growing volatility worldwide, its performance was bolstered relative to the Index due to limited exposure in the Far East and Japan. While Japan continued to feel the effects of its long-term economic malaise, and the growing downturn in Southeast Asia picked up steam, Janus remained focused in Europe. European companies are unleashing tremendous shareholder value and greater profits as corporate restructuring continues to take hold on the Continent.

During the year, Janus emphasized a number of themes. First and foremost, they looked for reasonably priced, classic growth companies with superb management teams and established franchises. Additionally, they zeroed in on companies that recognized the importance of building shareholder value.

Following the recent volatility in global markets, Janus remains cautiously optimistic. They increased exposure in both technology and pharmaceutical companies in the U.S. and in Europe. Meanwhile, Janus believes that restructuring continues to create attractive investment opportunities in Europe, where increased emphasis on corporate profits is helping unlock shareholder value. They remain cautious towards Japan and many emerging markets and will weigh each investment opportunity carefully before investing in these areas.

    COMPARISON OF CHANGE IN THE VALUE
         OF A $10,000 INVESTMENT

        AST Janus Overseas
         Growth Portfolio   MSCI EAFE Index

                   Dollars (000)
1/2/97          10000           10000
  3/97          10490            9843
  6/97          11620           11121
  9/97          12310           11042
 12/97          11870           10178



Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO

--------------------------------------------------------------------------------

The AST Putnam Value Growth & Income Portfolio provided a total return of 22.30%, but trailed the unmanaged Standard & Poor's 500 Index, which returned 33.36% for the year.

The Portfolio lost ground in the hot, technology-driven second quarter, and the large-cap growth stock-dominated fourth quarter.

In the first quarter growth stocks, particularly in the technology sector, sold off, and the market focus narrowed to large-cap value-oriented stocks, benefitting the Portfolio's performance. In the second quarter, the value stocks in the Portfolio could not keep pace with the S&P 500, which soared to record levels led by select large-cap growth stocks. In the third quarter, the Portfolio's position in the financial services and energy sectors, plus an underweighting in the lagging consumer growth and health-care sectors, contributed to performance in line with the Index. In the fourth quarter, the Portfolio benefited from strong issue selection in financial, utility, and health care but was hindered by overweighting basic industrial, energy, and capital goods.

Putnam Investment Management, Inc. believes the outlook for large-cap value-oriented Portfolios remains favorable. Inflation has remained modest, interest rates are declining, and corporate profit growth is positive. Valuations are still attractive relative to the general market. In addition, they believe the backlash from the ongoing currency and economic upheavals in Asia is creating opportunities for value investors, particularly in the technology area, but also in the predominantly domestic sectors such as utilities, telecommunications, and transportation.


    COMPARISON OF CHANGE IN THE VALUE
         OF A $10,000 INVESTMENT

         AST Putnam Value Growth
           & Income Portfolio        S&P 500 Index

                         Dollars (000)
1/2/97            10000                  10000
  3/97            10190                  10268
  6/97            11420                  12051
  9/97            12260                  12964
 12/97            12230                  13336


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Twentieth Century Strategic Balanced Portfolio had a total return of 13.40%, compared with its weighted unmanaged benchmark index (60% Standard & Poor's 500 Index, 40% Lehman Brothers Government/Corporate Index) which returned 23.7%.

The Portfolio is not a "relatively-managed" fund; that is it is not managed to outperform any one index or benchmark, but rather, American Century Investment Management, Inc. follows a disciplined "bottom up" method of investing the equity portion of the Portfolio in companies that demonstrate an accelerating growth rate in both revenues and earnings. A portion of the equities is invested in high-quality large cap growth stocks and another portion in rapidly growing mid-cap stocks. As large cap stocks represented by the S&P 500 outperformed mid-cap stocks, and mid-cap growth stocks in particular, the allocation to mid-cap growth stocks contributed to underperforming the weighted index. Underweighting of the Portfolio in domestic equities also contributed to underperformance relative to the weighted index.

The fixed-income portion of the Portfolio was invested primarily in high-quality intermediate-term bonds, and was comprised of approximately 80% domestic and 20% foreign bonds. The weightings of the domestic fixed-income securities have maintained a fairly neutral position relative to the Portfolio's benchmark, the Lehman Brothers Government/Corporate Bond Index, over the last year. The Portfolio has kept its duration around 4.5 years, which also is consistent with its benchmark.


    COMPARISON OF CHANGE IN THE VALUE
         OF A $10,000 INVESTMENT

           Twentieth Century
          Strategic Balanced
               Portfolio              Weighted Index

                         Dollars (000)
1/2/97            10000                   10000
  3/97             9590                   10133
  6/97            10660                   11329
  9/97            11340                   12003
 12/97            11340                   12370



Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The Twentieth Century International Growth Portfolio achieved a total return of 15.10% for the year ended December 31, 1997, compared with a return of 1.78% for the unmanaged Morgan Stanley Capital International (MSCI) EAFE Index. Country allocations, including an overweighting in Europe and underweighting in Asia, contributed significantly to the outperformance.

The story in international investing in 1997 was the virtual collapse of major Southeast Asian stock markets. The currency uncertainties of the Thai baht and the Hong Kong dollar over the summer soon sparked fears of slowing economic growth in the region. In the fourth quarter, problems in the Japanese financial infrastructure became more apparent as major banks announced large losses and large securities firms declared insolvency.

Beginning in April, American Century detected a slowing of economic growth in Japan and began to exit the region. More importantly however, they recognized that the important re-engineering occurring in Europe (the privatizations, the labor reform, and an announced cut in tax rates) were creating significant opportunities for investment. Furthermore, as prospects for a unified European currency and banking system became more visible, financial services stocks in southern Europe, primarily Italian banks, soared. Assets were re-deployed by American Century from Japan into growing companies in Europe. By the end of the year, assets in the top four countries (all European) made up over half of the Portfolio's assets, and assets in Japan had declined from 21% to less than 8%.

    COMPARISON OF CHANGE IN THE VALUE
         OF A $10,000 INVESTMENT

                    Twentieth Century
                  International Growth
                      Portfolio            MSCI EAFE Index

                                Dollars (000)
1/2/97                  10000                   10000
  3/97                  10350                    9843
  6/97                  11570                   11121
  9/97                  11990                   11042
 12/97                  11510                   10178


Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

The T. Rowe Price Small Company Value Portfolio achieved a total return of 28.80% for the year ended December 31, 1997. While this trailed the unmanaged Standard & Poor's 500 Index return of 33.36%, it exceeded the unmanaged small-cap Russell 2000 Index, which returned 22.37%.

The stock market's superb performance throughout the year reflected positive developments for two key variables that investors watch: interest rates and corporate profits. Long-term bond rates fell approximately 80 basis points (8/10 of 1%), a major positive move. Corporate profits, which had risen steadily throughout the decade, continued to grow in 1997, although at a slower pace. The favorable climate for interest rates was especially pronounced after April, and played a major role in the stock market's good performance during the second half of the year.

The value sector in which the Portfolio concentrates did relatively well for the year. In fact, indices of small value stocks showed gains nearly double those of small growth stocks. The reasons for this differential are unclear, although the volatile technology sector did relatively poorly in 1997, clearly hurting growth stock results.

In T. Rowe Price's opinion, 1998 could prove to be a tough year for our stock market, with problems in Asia causing a marked slowdown in corporate profit growth, and a consequent impact on stock prices. At year-end T. Rowe Price held approximately 6% of the Portfolio in cash reserves, looking for opportunities to invest in conservatively managed companies whose stocks are out of favor. If the market pulls back, T. Rowe Price intends to put the cash to work; in the meantime, they are maintaining a conservative posture.




    COMPARISON OF CHANGE IN THE VALUE
         OF A $10,000 INVESTMENT

             T. Rowe Price Small
          Company Value Portfolio   S&P 500 Index

                          Dollars (000)
1/2/97              10000              10000
  3/97               9860              10268
  6/97              11360              12061
  9/97              12860              12964
 12/97              12880              13336



Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Portfolio performance numbers are net of all Portfolio expenses, but do not reflect deduction of insurance charges.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1997

                   AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
                    LORD ABBETT GROWTH AND INCOME PORTFOLIO
                            JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                       FEDERATED UTILITY INCOME PORTFOLIO
                         AST PUTNAM BALANCED PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                    T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                       PIMCO TOTAL RETURN BOND PORTFOLIO
                        INVESCO EQUITY INCOME PORTFOLIO
                    FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                  T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                   T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                        BERGER CAPITAL GROWTH PORTFOLIO
                          FOUNDERS PASSPORT PORTFOLIO
                   T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     PIMCO LIMITED MATURITY BOND PORTFOLIO
                  ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                   AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
                 TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
                TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
                  T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                        MARSICO CAPITAL GROWTH PORTFOLIO

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
FOREIGN STOCK -- 94.3%
AUSTRALIA -- 1.8%
    Australia & New Zealand Banking
      Group Ltd. .....................   491,079  $  3,244,508
    QBE Insurance Group Ltd. .........   901,065     4,055,133
                                                    ----------
                                                     7,299,641
                                                    ----------
AUSTRIA -- 0.5%
    VA Technologie AG ................    13,694     2,076,154
                                                    ----------
BRAZIL -- 0.4%
    Petroleo Brasileiro SA [ADR]
      144A* ..........................    63,600     1,502,550
                                                    ----------
CANADA -- 7.7%
    Bank of Nova Scotia ..............   130,100     6,123,070
    Bombardier, Inc. Cl-B ............   205,000     4,211,681
    CAE, Inc. ........................   203,000     1,588,797
    Magna International, Inc. Cl-A ...    64,800     4,070,250
    National Bank of Canada ..........   325,541     5,368,735
    Newbridge Networks Corp.* ........    74,900     2,619,631
    Northern Telecom Ltd. ............    59,200     5,260,080
    Royal Bank of Canada .............    49,900     2,636,190
                                                    ----------
                                                    31,878,434
                                                    ----------
FINLAND -- 0.4%
    Nokia AB Cl-A ....................    22,861     1,624,688
                                                    ----------
FRANCE -- 14.2%
    Banque Nationale de Paris ........    49,600     2,637,535
    Cetelem ..........................    20,400     2,780,650
    Compagnie Generale des Eaux ......    55,214     7,709,581
    Compagnie Generale des Eaux
      Warrants* ......................    18,820        12,795
    Lafarge SA .......................    78,200     5,133,294
    Michelin C.G.D.E. Cl-B ...........   109,230     5,501,572
    Scor SA ..........................   136,100     6,511,052
    SGS-Thomson Microelectronics NV
      [ADR]* .........................    88,100     5,379,606
    Societe Generale .................    51,451     7,013,099
    Societe Nationale Elf Aquitaine
      SA .............................    64,876     7,548,912
    Societe Television Francaise .....    14,470     1,479,265
    Total SA Cl-B ....................    61,170     6,660,120
                                                    ----------
                                                    58,367,481
                                                    ----------
GERMANY -- 7.4%
    Altana AG ........................    49,120     3,242,722
    Bayer AG .........................   115,866     4,301,381
    Bayerische Motoren Werke AG ......     8,543     6,390,478
    Deutsche Bank AG .................    88,500     6,191,909
    Deutsche Telekom AG ..............   184,900     3,424,379
    Mannesmann AG ....................    10,400     5,223,021
    Veba AG ..........................    27,226     1,854,900
                                                    ----------
                                                    30,628,790
                                                    ----------
HONG KONG -- 2.2%
    Dao Heng Bank Group Ltd. .........   450,500     1,125,048
    Guoco Group Ltd. .................   142,000       347,290
    HSBC Holdings PLC ................   142,903     3,522,654
    Hutchison Whampoa Ltd. ...........   667,000     4,183,669
                                                    ----------
                                                     9,178,661
                                                    ----------

                                        SHARES       VALUE
                                       ---------  ------------
IRELAND -- 4.0%
    Allied Irish Banks PLC ...........   521,427  $  5,053,811
    Bank of Ireland PLC ..............   369,100     5,692,302
    CRH PLC ..........................   481,957     5,646,726
                                                    ----------
                                                    16,392,839
                                                    ----------
ITALY -- 1.4%
    Ente Nazionale Idrocarburi SPA ... 1,027,164     5,827,192
                                                    ----------
JAPAN -- 10.4%
    Canon, Inc. ......................   175,000     4,091,644
    Circle K Japan Co. Ltd. ..........    60,500     2,908,182
    Hirose Electric Ltd. .............    22,200     1,138,846
    Kao Corp. ........................   279,000     4,034,115
    Murata Manufacturing Co. Ltd. ....    64,000     1,614,507
    Nikko Securities Co. Ltd. ........   796,000     2,118,241
    Nomura Securities Co. Ltd. .......   283,000     3,787,232
    Promise Co. Ltd. .................    59,750     3,327,076
    Ricoh Co. Ltd. ...................   147,000     1,831,549
    Rohm Co. .........................    42,000     4,296,226
    Sankyo Co. Ltd. ..................   107,000     2,427,683
    Santen Pharmaceutical Ltd. .......       700         8,076
    Sony Corp. .......................    88,200     7,868,877
    Tokyo Electron Ltd. ..............   103,000     3,311,309
                                                    ----------
                                                    42,763,563
                                                    ----------
MEXICO -- 0.7%
    Cemex SA de CV* ..................   658,700     2,990,448
                                                    ----------
NETHERLANDS -- 5.6%
    ABN Amro Holding NV ..............   163,384     3,183,491
    AKZO Nobel NV ....................    30,226     5,212,536
    ING Groep NV .....................   147,182     6,200,255
    Philips Electronics NV ...........   108,270     6,494,395
    Vendex International NV ..........    35,300     1,948,506
                                                    ----------
                                                    23,039,183
                                                    ----------
PHILIPPINES -- 0.0%
    Philippine Long Distance Telephone
      Co. ............................     6,500       143,363
                                                    ----------
POLAND -- 0.1%
    Bank Handlowy W. Warszawie
      144A* ..........................    24,900       329,427
                                                    ----------
PORTUGAL -- 2.4%
    Banco Totta & Acores SA ..........   122,500     2,408,096
    Electricidade de Portugal SA .....   221,868     4,205,785
    Portugal Telecom SA ..............    67,300     3,126,241
                                                    ----------
                                                     9,740,122
                                                    ----------
SINGAPORE -- 2.4%
    DBS Land Ltd. ....................   491,000       751,825
    Developmental Bank of Singapore
      Ltd. Cl-F ......................   199,000     1,700,713
    Keppel Land Ltd. .................   711,000       978,978
    Overseas -- Chinese Banking Corp.
      Ltd. ...........................   312,000     1,814,664
    Overseas Union Bank Ltd. Cl-F ....   702,000     2,687,277
    United Overseas Bank Ltd. ........   380,000     2,108,680
                                                    ----------
                                                    10,042,137
                                                    ----------

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
SWEDEN -- 3.1%
    Astra AB Cl-A ....................    76,975  $  1,333,953
    Ericsson, (L.M.) Telephone Co.
      Cl-B ...........................   151,045     5,682,491
    Pharmacia & Upjohn, Inc. .........    79,898     2,940,403
    Sandvik AB Cl-B ..................   105,750     3,025,480
                                                    ----------
                                                    12,982,327
                                                    ----------
SWITZERLAND -- 9.8%
    ABB AG ...........................       550       691,954
    Ciba Specialty Chemicals AG* .....    33,885     4,042,364
    Georg Fischer AG .................     2,400     3,290,940
    Julius Baer Holdings AG Cl-B .....     2,870     5,332,488
    Nestle SA ........................     5,591     8,391,004
    Novartis AG ......................     3,172     5,154,187
    Publi Groupe SA ..................    11,786     2,577,720
    Union Bank of Switzerland ........     6,473     9,372,991
    Zurich
      Versicherungs-Gesellschaft .....     2,895     1,381,454
                                                    ----------
                                                    40,235,102
                                                    ----------
UNITED KINGDOM -- 19.8%
    Avis Europe PLC .................. 1,513,531     4,308,365
    B.A.T. Industries PLC ............   749,728     6,834,213
    Bass PLC .........................   367,100     5,705,075
    British Petroleum Co. PLC ........   392,034     5,160,464
    BTR PLC .......................... 1,431,337     4,333,460
    Burmah Castrol PLC ...............   201,400     3,502,753
    Cookson Group PLC ................   326,200     1,049,315
    Dixons Group PLC .................   201,600     2,026,781
    General Electric Co. PLC .........   496,775     3,224,644
    Glaxo Wellcome PLC ...............   259,242     6,142,468
    Molins PLC .......................    84,700       415,312
    Peninsular & Oriental Steam
      Navigation Co. .................   178,300     2,031,637
    Rolls-Royce PLC .................. 1,350,904     5,223,570
    Rio Tinto PLC ....................   312,000     3,845,134
    Securicor PLC ....................   460,800     2,172,262
    Shell Transport & Trading Co.
      PLC ............................   692,700     5,015,023
    Siebe PLC ........................    70,300     1,382,287
    Smith Industries PLC .............   231,700     3,232,935
    Tomkins PLC ......................   478,790     2,292,520
    Unilever PLC .....................   504,400     4,324,021
    Vodafone Group PLC ............... 1,328,385     9,595,410
                                                    ----------
                                                    81,817,649
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $352,657,161).................             388,859,751
                                                    ----------

                                             PAR
                                MATURITY    (000)       VALUE
                                ---------  -------   ------------
REPURCHASE AGREEMENTS -- 4.1%
    UBS Securities Funding,
      Inc., 6.45%, dated
      12/31/97, repurchase
      price $16,957,074
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $12,679,000, market
      value $17,316,740 due
      02/15/19)
      (COST $16,951,000)...     01/02/98   $16,951   $ 16,951,000
                                                     ------------
U.S. GOVERNMENT AGENCY
       OBLIGATIONS -- 1.2%
    Federal Home Loan
      Mortgage Corp. 5.62%
      (COST $4,989,853)....     01/14/98     5,000      4,989,853
                                                     ------------
TOTAL INVESTMENTS -- 99.6%
  (COST $374,598,014).................                410,800,604
OTHER ASSETS LESS
  LIABILITIES -- 0.4%.................                  1,469,177
                                                     ------------
NET ASSETS -- 100.0%..................               $412,269,781
                                                     ============

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                            UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE            FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
01/98          Buy      FRF       5,438,535      $   909,454     $   906,574       $   (2,880)
02/98          Buy      FRF     234,069,000       39,874,118      39,043,256         (830,862)
01/98          Buy      GBP         156,393          260,944         257,271           (3,673)
01/98          Buy      JPY      75,583,744          581,749         581,813               64
01/98          Buy      PTE     136,608,608          749,940         743,209           (6,731)
                                                 -----------     -----------       ----------
                                                 $42,376,205     $41,532,123       $ (844,082)
                                                 ===========     ===========       ==========

AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                       IN                            UNREALIZED
SETTLEMENT                       CONTRACTS TO       EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE                DELIVER             FOR          AT VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------
01/98          Sell     ATS          9,036,123     $   724,048     $   714,357      $      9,691
01/98          Sell     CHF          1,867,672       1,281,629       1,281,635                (6)
02/98          Sell     FRF        234,069,000      37,814,055      39,043,255        (1,229,200)
01/98          Sell     ITL        575,943,732         325,548         325,849              (301)
01/98          Sell     JPY          6,544,620          50,289          50,372               (83)
06/98          Sell     JPY      3,274,000,000      25,957,434      25,802,146           155,288
01/98          Sell     MXP          1,558,642         192,771         193,314              (543)
                                                   -----------     -----------      ------------
                                                   $66,345,774     $67,410,928      $ (1,065,154)
                                                   ===========     ===========      ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.4% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
COMMON STOCK -- 93.8%
AEROSPACE -- 0.1%
    Raytheon Co. Cl-A ...............     15,305  $    754,718
                                                    ----------
AUTOMOBILE MANUFACTURERS -- 1.6%
    General Motors Corp. ............    240,000    14,550,000
                                                    ----------
AUTOMOTIVE PARTS -- 1.0%
    Eaton Corp. .....................    110,000     9,817,500
                                                    ----------
BUILDING MATERIALS -- 0.3%
    Georgia Pacific Timber Group ....    110,000     2,495,625
                                                    ----------
CHEMICALS -- 2.8%
    Dow Chemical Co. ................     65,000     6,597,500
    Lyondell Petrochemical Co. ......    270,000     7,155,000
    Rohm & Haas Co. .................    130,000    12,447,500
                                                    ----------
                                                    26,200,000
                                                    ----------
CLOTHING & APPAREL -- 1.8%
    Liz Claiborne, Inc. .............    250,000    10,453,125
    VF Corp. ........................    140,000     6,431,250
                                                    ----------
                                                    16,884,375
                                                    ----------
COMPUTER HARDWARE -- 5.9%
    EMC Corp.* ......................    330,000     9,054,375
    Hewlett-Packard Co. .............    360,000    22,500,000
    International Business Machines
      Corp. .........................    150,000    15,684,375
    Seagate Technology, Inc.* .......    400,000     7,700,000
                                                    ----------
                                                    54,938,750
                                                    ----------
CONGLOMERATES -- 2.1%
    Minnesota Mining & Manufacturing
      Co. ...........................    235,000    19,284,688
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 5.6%
    Corning, Inc. ...................    370,000    13,736,250
    Crown Cork & Seal Co., Inc. .....    100,000     5,012,500
    Fortune Brands, Inc. ............    425,000    15,751,562
    International Flavors &
      Fragrances, Inc. ..............    185,000     9,527,500
    Whirlpool Corp. .................    150,000     8,250,000
                                                    ----------
                                                    52,277,812
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    Emerson Electric Co. ............    250,000    14,109,375
                                                    ----------
FINANCIAL-BANK & TRUST -- 8.5%
    BankAmerica Corp. ...............     90,000     6,570,000
    BankBoston Corp. ................    125,000    11,742,187
    Chase Manhattan Corp. ...........    100,000    10,950,000
    Comerica, Inc. ..................    100,000     9,025,000
    First Chicago NBD Corp. .........    150,000    12,525,000
    First Union Corp. ...............    190,000     9,737,500
    Mellon Bank Corp. ...............    150,000     9,093,750
    Providian Financial Corp. .......    230,000    10,393,125
                                                    ----------
                                                    80,036,562
                                                    ----------

                                        SHARES       VALUE
                                      ----------  ------------
FINANCIAL SERVICES -- 3.3%
    Morgan Stanley, Dean Witter,
      Discover & Co. ................    225,000  $ 13,303,125
    Washington Mutual, Inc. .........    276,900    17,669,681
                                                    ----------
                                                    30,972,806
                                                    ----------

FOOD -- 6.9%
    Archer-Daniels-Midland Co. ......    370,000     8,024,375
    Conagra, Inc. ...................    510,000    16,734,375
    Heinz, (H.J.) Co. ...............    390,000    19,816,875
    Pioneer Hi-Bred International,
      Inc. ..........................     75,000     8,043,750
    Sara Lee Corp. ..................    220,000    12,388,750
                                                    ----------
                                                    65,008,125
                                                    ----------
INSURANCE -- 9.7%
    Aegon N.V. [ADR] ................     69,999     6,273,660
    Aetna, Inc. .....................     80,000     5,645,000
    American General Corp. ..........    275,000    14,867,188
    Chubb Corp. .....................    330,000    24,956,250
    CIGNA Corp. .....................     40,000     6,922,500
    Safeco Corp. ....................    220,000    10,725,000
    St. Paul Companies, Inc. ........    110,000     9,026,875
    Transamerica Corp. ..............    120,000    12,780,000
                                                    ----------
                                                    91,196,473
                                                    ----------
MACHINERY & EQUIPMENT -- 3.9%
    Deere & Co. .....................    440,000    25,657,500
    Snap-On, Inc. ...................    250,000    10,906,250
                                                    ----------
                                                    36,563,750
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Baxter International, Inc. ......    380,000    19,166,250
                                                    ----------
METALS & MINING -- 0.6%
    USX-U.S. Steel Group, Inc. ......    180,000     5,625,000
                                                    ----------
OIL & GAS -- 8.9%
    Chevron Corp. ...................     80,000     6,160,000
    Coastal Corp. ...................    210,000    13,006,875
    Consolidated Natural Gas Co. ....    220,000    13,310,000
    ENI Co. SPA [ADR] ...............    240,000    13,695,000
    Mobil Corp. .....................    260,000    18,768,750
    Sonat, Inc. .....................    400,000    18,300,000
                                                    ----------
                                                    83,240,625
                                                    ----------
PAPER & FOREST PRODUCTS -- 6.4%
    Bowater, Inc. ...................    275,000    12,220,313
    Fort James Corp. ................    290,000    11,092,500
    Georgia Pacific Corp. ...........    110,000     6,682,500
    International Paper Co. .........    260,000    11,212,500
    Kimberly-Clark Corp. ............    380,000    18,738,750
                                                    ----------
                                                    59,946,563
                                                    ----------
PHARMACEUTICALS -- 4.4%
    American Home Products Corp. ....    210,000    16,065,000
    Pharmacia & Upjohn, Inc. ........    200,000     7,325,000
    Smithkline Beecham PLC [ADR] ....    220,000    11,316,250
    Warner-Lambert Co. ..............     50,000     6,200,000
                                                    ----------
                                                    40,906,250
                                                    ----------

LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
PRINTING & PUBLISHING -- 1.0%
    Deluxe Corp. ....................    270,000  $  9,315,000
                                                    ----------
RETAIL & MERCHANDISING -- 2.3%
    Penney, (J.C.) Co., Inc. ........     22,900     1,381,156
    Toys 'R' Us, Inc.* ..............    220,000     6,916,250
    Wal-Mart Stores, Inc. ...........    335,000    13,211,563
                                                    ----------
                                                    21,508,969
                                                    ----------
SEMICONDUCTORS -- 1.6%
    Motorola, Inc. ..................    260,000    14,836,250
                                                    ----------
TELECOMMUNICATIONS -- 2.8%
    Bell Atlantic Corp. .............    130,000    11,830,000
    SBC Communications, Inc. ........    200,000    14,650,000
                                                    ----------
                                                    26,480,000
                                                    ----------
UTILITIES -- 8.8%
    Baltimore Gas & Electric Co. ....    390,000    13,284,375
    Carolina Power & Light Co. ......    340,000    14,428,750
    Cinergy Corp. ...................    340,000    13,026,250
    Duke Energy Corp. ...............    230,000    12,736,250
    Firstenergy Corp.* ..............    300,000     8,700,000
    FPL Group, Inc. .................    225,000    13,317,188
    PacifiCorp ......................    270,000     7,374,375
                                                    ----------
                                                    82,867,188
                                                    ----------
TOTAL COMMON STOCK
  (COST $725,978,973)................              878,982,654
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
PREFERRED STOCK -- 2.9%
INSURANCE -- 1.4%
    Aetna, Inc. Cl-C 6.25% [CVT] ....    190,000  $ 13,585,000
                                                    ----------
OIL & GAS -- 1.5%
    Occidental Petroleum Corp. $3.875
      [CVT] .........................    210,000    13,545,000
                                                    ----------
TOTAL PREFERRED STOCK
  (COST $27,631,007).................               27,130,000
                                                    ----------
SHORT-TERM INVESTMENTS -- 3.4%
    Temporary Investment Cash
      Fund .......................... 15,995,986    15,995,986
    Temporary Investment Fund ....... 15,995,986    15,995,986
                                                    ----------
    (COST $31,991,972)...............               31,991,972
                                                    ----------
TOTAL INVESTMENTS -- 100.1%
  (COST $785,601,952)................              938,104,626
LIABILITES IN EXCESS OF OTHER
  ASSETS -- (0.1%)...................               (1,118,749)
                                                    ----------
NET ASSETS -- 100.0%.................             $936,985,877
                                                    ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   ------------
COMMON STOCK -- 82.0%
AEROSPACE -- 1.6%
    Textron, Inc. ...................   388,850   $ 24,303,125
                                                  ------------
AIRLINES -- 3.5%
    UAL Corp.*.......................   564,575     52,223,187
                                                  ------------
BEVERAGES -- 7.7%
    Coca-Cola Co. ...................   497,200     33,125,950
    Coca-Cola Enterprises, Inc. ..... 2,353,275     83,688,342
                                                  ------------
                                                   116,814,292
                                                  ------------
CHEMICALS -- 6.9%
    Cytec Industries, Inc.*..........   743,950     34,919,153
    Monsanto Co. .................... 1,438,675     60,424,350
    Solutia, Inc. ...................   307,735      8,212,678
                                                  ------------
                                                   103,556,181
                                                  ------------
COMPUTER HARDWARE -- 6.9%
    Compaq Computer Corp. ...........   660,125     37,255,805
    Dell Computer Corp.* ............   789,300     66,301,200
                                                  ------------
                                                   103,557,005
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 9.0%
    America Online, Inc.*............   314,100     28,013,794
    Cisco Systems, Inc.*.............   278,950     15,551,462
    Edwards, (J.D.) & Co.* ..........   470,475     13,879,013
    Microsoft Corp.* ................   588,950     76,121,788
    Sapient Corp.* ..................    34,000      2,082,500
                                                  ------------
                                                   135,648,557
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    AES Corp.*.......................   384,600     17,931,975
    General Electric Co. ............   781,550     57,346,231
    Texas Instruments, Inc. .........   296,650     13,349,250
                                                  ------------
                                                    88,627,456
                                                  ------------
FARMING & AGRICULTURE -- 1.1%
    Delta & Pine Land Co. ...........   525,300     16,021,650
                                                  ------------
FINANCIAL-BANK & TRUST -- 5.0%
    Citicorp ........................   403,445     51,010,577
    Mercantile Bancorporation,
      Inc. ..........................   166,800     10,258,200
    Wells Fargo & Co. ...............    40,758     13,834,794
                                                  ------------
                                                    75,103,571
                                                  ------------
FINANCIAL SERVICES -- 9.6%
    Fannie Mae ......................   776,135     44,288,203
    Freddie Mac .....................   692,300     29,033,331
    Merrill Lynch & Co., Inc. .......   493,400     35,987,363
    SLM Holding Corp. ...............   252,825     35,174,278
                                                  ------------
                                                   144,483,175
                                                  ------------
OIL & GAS -- 7.1%
    Diamond Offshore Drilling,
      Inc. ..........................   629,850     30,311,531
    Schlumberger Ltd. ...............   755,300     60,801,650
    TransCoastal Marine Services,
      Inc. ..........................    30,925        440,681
    Transocean Offshore, Inc. .......   331,150     15,957,291
                                                  ------------
                                                   107,511,153
                                                  ------------

                                       SHARES        VALUE
                                      ---------   ------------
PHARMACEUTICALS -- 11.6%
    Lilly, (Eli) & Co. .............. 1,033,350  $  71,946,994
    Pfizer, Inc. ....................   785,475     58,566,980
    Warner-Lambert Co. ..............   362,925     45,002,700
                                                  ------------
                                                   175,516,674
                                                  ------------
REAL ESTATE -- 1.1%
    Starwood Lodging Trust [REIT] ...   298,575     17,280,028
                                                  ------------
RETAIL & MERCHANDISING -- 0.7%
    Meyer, (Fred), Inc.* ............   278,500     10,130,438
                                                  ------------
TELECOMMUNICATIONS -- 4.3%
    Lucent Technologies, Inc. .......   565,325     45,155,334
    Qwest Communications
      International, Inc.* ..........   339,050     20,173,475
                                                  ------------
                                                    65,328,809
                                                  ------------
TOTAL COMMON STOCK
  (COST $870,204,211)................            1,236,105,301
                                                  ------------
FOREIGN STOCK -- 1.5%
AUTOMOBILE MANUFACTURERS -- 1.5%
    Porsche AG Pfd. -- (DEM) ........    13,419     22,538,641
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Philips Electronics
      NV -- (NLG) ...................     8,827        529,473
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $8,934,875)..................               23,068,114
                                                  ------------

                                            PAR
                                MATURITY   (000)
                                --------- --------
CORPORATE OBLIGATIONS -- 3.3%
    Venetian Casino Notes 144A
      12.25%
      (COST $49,805,844) ......  11/15/04 $ 49,725  49,973,625
                                                   -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 9.9%
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 6.6%
      5.61%....................   1/16/98   25,000  24,941,563
      5.70%....................   1/21/98   25,000  24,920,833
      5.55%....................   2/23/98   50,000  49,584,649
                                                   -----------
                                                    99,447,045
                                                   -----------
FEDERAL MORTGAGE CORP. DISC.
  NOTES -- 3.3%
      5.70%....................  01/02/98   50,000  49,992,083
                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $149,445,937)..........                    149,439,128
                                                   -----------

JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------- -------- --------------
COMMERCIAL PAPER -- 4.3%
    General Electric Capital
      Corp.
      6.70%..................  01/02/98 $ 15,600 $   15,597,097
    Prudential Funding Corp.
      6.40%..................  01/02/98   50,000     49,991,111
                                                 --------------
TOTAL COMMERCIAL PAPER
  (COST $65,588,208).........                        65,588,208
                                                 --------------
TOTAL INVESTMENTS -- 100.8%
  (COST $1,143,979,075)......                     1,524,174,376
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.8%).....                       (12,611,467)
                                                 --------------
NET ASSETS -- 100.0%.........                    $1,511,562,909
                                                  =============

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS        UNREALIZED
  MONTH        TYPE               RECEIVE            FOR          AT VALUE        DEPRECIATION
-----------------------------------------------------------------------------------------------
01/98          Buy      DEM       5,000,000      $ 2,815,791     $ 2,781,920      $    (33,871)
02/98          Buy      DEM       5,000,000        2,922,951       2,788,514          (134,437)
03/98          Buy      DEM      10,500,000        6,025,439       5,858,394          (167,045)
04/98          Buy      DEM      14,000,000        8,200,851       7,832,080          (368,771)
01/98          Buy      NLG      47,200,000       23,609,678      23,293,768          (315,910)
03/98          Buy      NLG       8,950,000        4,575,921       4,433,507          (142,414)
04/98          Buy      NLG       2,000,000        1,025,641         991,955           (33,686)
05/98          Buy      GBP       3,200,000        5,265,288       5,230,304           (34,984)
                                                  ----------      ----------        ----------
                                                 $54,441,560     $53,210,442      $ (1,231,118)
                                                  ==========      ==========        ==========

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE     CONTRACTS       UNREALIZED
  MONTH        TYPE               DELIVER            FOR       AT VALUE       APPRECIATION
------------------------------------------------------------------------------------------
01/98          Sell     DEM       5,000,000      $ 2,877,367  $ 2,781,920      $   95,447
02/98          Sell     DEM       8,000,000        4,503,110    4,461,622          41,488
03/98          Sell     DEM      36,200,000       20,744,259   20,197,512         546,747
04/98          Sell     DEM      20,300,000       11,779,381   11,356,516         422,865
05/98          Sell     DEM       3,200,000        1,810,877    1,791,453          19,424
01/98          Sell     NLG      50,087,012       24,762,887   24,718,305          44,582
03/98          Sell     NLG       9,350,000        4,672,026    4,631,812          40,214
04/98          Sell     NLG       2,000,000        1,018,900      991,955          26,945
05/98          Sell     GBP       3,200,000        5,307,521    5,230,297          77,224
                                                  ----------   ----------      ----------
                                                 $77,476,328  $76,161,392      $1,314,936
                                                  ==========   ==========      ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 3.3% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
CORPORATE OBLIGATIONS -- 14.0%
FINANCIAL-BANK & TRUST
    Abbey National Treasury
      Services PLC
      5.75% [VR]..............  02/05/98 $  4,000 $  4,000,000
    CoreStates Bank NA
      6.38917% [VR]...........  04/21/98    5,000    5,000,000
      5.6475%.................  03/16/98   20,000   20,000,000
    First USA Bank
      6.015%..................  05/07/98   27,000   27,008,257
    Key Bank NA
      5.6125%.................  07/31/98   25,000   24,990,129
    Old Kent Bank
      5.70%...................  11/04/98   25,000   25,000,000
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $105,998,386)...................           105,998,386
                                                  ------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 1.2%
    Federal Home Loan Bank
      5.75%
  (COST $9,391,500)...........  01/02/98    9,393    9,391,500
                                                  ------------
CERTIFICATES OF DEPOSIT -- 21.2%
    Bank of Boston N.A.
      5.87%...................  10/14/98   15,000   14,994,379
    Bank of Tokyo
      6.50%...................  03/04/98   30,000   30,000,000
    Canadian Imperial Bank of
      Commerce
      5.80%...................  03/18/98   30,000   30,000,000
    Deutsche Bank
      5.79%...................  03/04/98   10,000   10,000,000
    NationsBank N.A.
      5.83%...................  12/22/98    5,000    4,997,208
    Norinchukin Bank NY
      6.02%...................  02/13/98   26,000   26,000,306
    Rabobank Nederland NV NY
      5.99%...................  03/24/98   10,000    9,998,927
    Short Term Card Account
      Trust 144A
      5.98%...................  01/15/98   20,000   20,000,000
    Swiss Bank Corp.
      5.76%...................  03/19/98   15,000   15,000,000
                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $160,990,820)...................           160,990,820
                                                  ------------
COMMERCIAL PAPER -- 63.6%
CHEMICALS -- 3.6%
    Bayer Co.
      5.75%...................  02/20/98   27,250   27,032,378
                                                  ------------
FINANCIAL-BANK & TRUST -- 12.2%
    Abbey National North
      America Corp.
      5.735%..................  03/10/98   25,000   24,729,181
    Cregem North America, Inc.
      5.69%...................  02/23/98   29,000   28,757,069

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- --------  -----------
    NationsBank Corp.
      5.75%...................  02/23/98 $ 30,000 $ 29,746,042
    SunTrust Banks, Inc.
      5.87%...................  01/23/98   10,000    9,964,128
                                                  ------------
                                                    93,196,420
                                                  ------------
FINANCIAL SERVICES -- 40.5%
    American Express Co.
      6.45%...................  01/02/98   38,000   37,993,192
    Ameritech Capital
      Funding Corp.+
      5.90%...................  01/28/98   30,000   29,867,250
    Associates Corp.
      5.72%...................  03/10/98   25,000   24,729,889
    Bankers Trust NY
      5.6125% [VR]............  07/07/98    7,000    6,996,188
      5.69%...................  04/23/98   20,000   19,997,030
    Bayerische Landesbank NY
      5.71%...................  02/06/98   10,000    9,999,716
    Bayerische Landesbank NY
      5.87% [VR]..............  06/26/98   10,000    9,996,249
    British Gas International
      Finance
      5.66%...................  03/23/98   35,000   34,554,275
    Ford Motor Credit Corp.
      5.70%...................  03/26/98   20,735   20,459,224
    General Electric Capital
      Corp.
      5.70%...................  02/06/98   15,000   14,914,500
    KFW International Finance
      Inc.
      5.74%...................  01/29/98   12,000   11,946,427
      5.70%...................  02/12/98   25,000   24,883,750
    Landesbank Hess
      6.08%...................  06/09/98   10,000    9,998,336
    National Australia
      Funding, Inc.
      5.74%...................  02/18/98   30,000   29,770,400
    National Westminster Bank
      NY
      6.06%...................  05/26/98    5,000    4,999,621
    Providence of Quebec
      5.615%..................  03/06/98    5,500    5,445,098
    Rabobank Nederland NV NY
      5.55%...................  04/29/98   12,000   11,781,700
                                                  ------------
                                                   308,282,845
                                                  ------------
PHARMACEUTICALS -- 3.3%
    Pfizer Inc.+
      5.95%...................  01/28/98   25,000   24,888,437
                                                  ------------

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
UTILITIES -- 4.0%
    Southern Co.+
      5.70%...................  02/23/98 $ 30,500 $ 30,244,054
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $483,644,134)...................           483,644,134
                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (COST $760,024,840)...................           760,024,840
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%........................              (136,725)
                                                  ------------
NET ASSETS -- 100.0%....................          $759,888,115
                                                   ===========

--------------------------------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.6% of net assets.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 11.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 84.7%
MACHINERY & EQUIPMENT -- 0.7%
    Federal Signal Corp. ..............  64,900  $  1,403,462
                                                   ----------
METALS & MINING -- 0.5%
    Barrick Gold Corp. ................  50,500       940,562
                                                   ----------
OIL & GAS -- 4.3%
    Atlantic Richfield Co. ............  11,400       913,425
    Burlington Resources, Inc. ........  33,100     1,483,294
    Sonat, Inc. .......................  82,300     3,765,225
    Ultramar Diamond Shamrock Corp. ...  80,100     2,553,187
                                                   ----------
                                                    8,715,131
                                                   ----------
REAL ESTATE -- 8.6%
    Associated Estates Realty Corp.
      [REIT] ..........................  74,900     1,774,194
    Avalon Properties, Inc. [REIT] ....  56,000     1,732,500
    Boston Properties, Inc. [REIT] ....  58,500     1,934,156
    Duke Realty Investments, Inc.
      [REIT] ..........................  98,100     2,378,925
    Equity Residential Properties Trust
      [REIT] ..........................  34,300     1,734,294
    Liberty Property Trust [REIT] .....  56,700     1,619,494
    Meditrust Corp. Paired Stock
      [REIT] ..........................  99,250     3,635,031
    Security Capital Pacific Trust
      [REIT] ..........................  73,500     1,782,375
    The Price REIT, Inc. [REIT] .......  18,200       745,062
                                                   ----------
                                                   17,336,031
                                                   ----------
TELECOMMUNICATIONS -- 16.1%
    Ameritech Corp. ...................  25,600     2,060,800
    Bell Atlantic Corp. ...............  40,000     3,640,000
    BellSouth Corp. ...................  49,600     2,793,100
    Cincinnati Bell, Inc. .............  33,500     1,038,500
    GTE Corp. .........................  76,500     3,997,125
    MCI Communications Corp. ..........  78,700     3,369,344
    SBC Communications, Inc. ..........  66,500     4,871,125
    Sprint Corp. ......................  98,500     5,774,562
    U.S. West Communications Group .... 105,800     4,774,225
                                                   ----------
                                                   32,318,781
                                                   ----------
UTILITIES -- COMBINATION -- 10.3%
    Enron Corp. ....................... 104,754     4,353,838
    LG&E Corporation ..................  36,200       895,950
    MAPCO, Inc. .......................  19,900       920,375
    Montana Power Co. .................  59,600     1,896,025
    New Century Energies, Inc. ........  49,000     2,348,937
    PECO Energy Co. ...................  27,100       657,175
    Public Service Enterprise Group,
      Inc. ............................  56,100     1,777,669
    Puget Sound Energy, Inc. ..........  88,500     2,671,594
    SCANA Corp. .......................  69,000     2,065,687
    Union Electric Co. ................  47,500     2,054,375
    UtiliCorp United, Inc. ............  27,900     1,082,869
                                                   ----------
                                                   20,724,494
                                                   ----------
UTILITIES -- ELECTRIC -- 34.0%
    Central & South West Corp. ........  44,000     1,190,750
    Cinergy Corp. .....................  72,500     2,777,656

                                        SHARES      VALUE
                                        -------  ------------
    CMS Energy Corp. .................. 143,000  $  6,300,937
    DPL, Inc. ......................... 125,800     3,616,750
    DQE, Inc. ......................... 117,000     4,109,625
    Duke Energy Corp. .................  86,000     4,762,250
    Entergy Corp. ..................... 170,000     5,089,375
    Florida Progress Corp. ............  52,600     2,064,550
    FPL Group, Inc. ...................  94,400     5,587,300
    Houston Industries, Inc. ..........  74,500     1,988,219
    NIPSCO Industries, Inc. ........... 100,500     4,968,469
    Pacificorp ........................ 194,500     5,312,281
    PG&E Corp. ........................  95,500     2,906,781
    Pinnacle West Capital Co. .........  87,300     3,699,337
    Potomac Electric Power Co. ........  60,500     1,561,656
    Southern Co. ...................... 130,000     3,363,750
    Teco Energy, Inc. ................. 131,000     3,684,375
    Texas Utilities Co. ............... 129,000     5,361,563
                                                   ----------
                                                   68,345,624
                                                   ----------
UTILITIES -- GAS -- 10.2%
    AGL Resources, Inc. ...............   3,400        69,488
    Columbia Gas System, Inc. .........  11,000       864,188
    Consolidated Natural Gas Co. ......  80,800     4,888,400
    El Paso Natural Gas Co. ...........  77,500     5,153,750
    KeySpan Energy Corp. ..............  10,100       371,806
    MCN Energy Group, Inc. ............ 139,500     5,632,313
    Pacific Enterprises ...............  96,200     3,619,525
                                                   ----------
                                                   20,599,470
                                                   ----------
TOTAL COMMON STOCK
  (COST $145,739,371)..................           170,383,555
                                                   ----------
PREFERRED STOCK -- 5.9%
FINANCIAL-BANK & TRUST -- 0.7%
    Unocal Corp. 6.25% [CVT] ..........  26,100     1,458,338
                                                   ----------
FINANCIAL SERVICES -- 2.1%
    Merrill Lynch & Co., Inc. 6.25%
      [CVT] ...........................  45,600     1,573,200
    Salomon Smith Barney Holdings, Inc.
      6.25% [CVT] .....................  45,400     2,689,950
                                                   ----------
                                                    4,263,150
                                                   ----------
METALS & MINING -- 0.4%
    Coeur D'alene Mines Corp. 7.00%
      [CVT] ...........................  59,900       726,288
                                                   ----------
OIL & GAS -- 2.2%
    Williams Companies, Inc. $3.50
      [CVT] ...........................  32,400     4,372,186
                                                   ----------
UTILITIES -- ELECTRIC -- 0.1%
    Cal Energy Co., Inc. 6.25%
      [CVT] ...........................   3,000       135,375
                                                   ----------
UTILITIES -- GAS -- 0.5%
    MCN Energy Group, Inc. 8.00%
      [CVT] ...........................  15,700       983,213
                                                   ----------
TOTAL PREFERRED STOCK
  (COST $10,934,858)...................            11,938,550
                                                   ----------

FEDERATED UTILITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
FOREIGN STOCK -- 1.0%
UTILITIES - COMBINATION
    Viag AG -- (DEM) (COST
    $1,636,861) .......................   3,500  $  1,917,366
                                                   ----------

                                          PAR
                             MATURITY    (000)
                             --------   -------
REPURCHASE AGREEMENTS -- 8.2%
    Greenwich Capital
      Markets, Inc., 6.10%,
      dated 12/31/97,
      repurchase price
      $16,591,621
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $16,374,000, market
      value $16,932,747 due
      02/15/98)
      (COST $16,586,000)...  01/02/98   $16,586      16,586,000
                                                  -------------
TOTAL INVESTMENTS -- 99.8%
    (COST $174,897,090)..............               200,825,471
OTHER ASSETS LESS
  LIABILITIES -- 0.2%................                   317,701
                                                  -------------
NET ASSETS -- 100.0%.................             $ 201,143,172
                                                  =============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 48.8%
ADVERTISING -- 0.2%
    Omnicom Group, Inc. ...............  15,400  $    652,575
                                                   ----------
AEROSPACE -- 1.1%
    Boeing Co. ........................  33,035     1,616,650
    General Motors Corp. Cl-H .........  18,943       699,707
    Northrop Grumman Corp. ............   9,978     1,147,470
    Raytheon Co. Cl-A .................  11,047       544,766
                                                   ----------
                                                    4,008,593
                                                   ----------
AIRLINES -- 0.4%
    Delta Air Lines, Inc. .............  10,766     1,281,154
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Chrysler Corp. ....................  19,765       695,481
                                                   ----------
AUTOMOTIVE PARTS -- 1.8%
    Dana Corp. ........................  34,345     1,631,387
    Eaton Corp. .......................  11,455     1,022,359
    Goodyear Tire & Rubber Co. ........  29,448     1,873,629
    Magna International, Inc. Cl-A ....   8,769       550,803
    TRW, Inc. .........................  22,823     1,218,178
                                                   ----------
                                                    6,296,356
                                                   ----------
BEVERAGES -- 0.4%
    Pepsico, Inc. .....................  37,445     1,364,402
                                                   ----------
BROADCASTING -- 0.4%
    Chancellor Media Corp. Cl-A* ......   7,000       522,375
    Clear Channel Communications,
      Inc.* ...........................   6,300       500,456
    Sinclair Broadcasting Group, Inc.
      A* ..............................   7,200       335,700
                                                   ----------
                                                    1,358,531
                                                   ----------
BUILDING MATERIALS -- 0.6%
    Lowe's Companies, Inc. ............  29,135     1,389,375
    Masco Corp. .......................  16,750       852,156
    Terex Corp. Appreciation
      Rights* .........................     600        12,300
                                                   ----------
                                                    2,253,831
                                                   ----------
BUSINESS SERVICES -- 0.3%
    Accustaff, Inc.* ..................  11,600       267,162
    Norrell Corp. .....................  10,700       212,662
    Quintiles Transnational Corp.* ....   9,200       351,900
    Robert Half International,
      Inc.* ...........................   8,700       348,000
                                                   ----------
                                                    1,179,724
                                                   ----------
CHEMICALS -- 1.0%
    Dupont, (E.I.) de Nemours & Co. ...  21,125     1,268,820
    Eastman Chemical Co. ..............  20,522     1,222,342
    Witco Corp. .......................  26,723     1,090,632
                                                   ----------
                                                    3,581,794
                                                   ----------
CLOTHING & APPAREL -- 0.2%
    Jones Apparel Group, Inc.* ........   9,800       421,400
    WestPoint Stevens, Inc.* ..........   8,200       387,450
                                                   ----------
                                                      808,850
                                                   ----------
COMPUTER HARDWARE -- 1.5%
    Hewlett-Packard Co. ...............  38,140     2,383,750
    International Business Machines
      Corp. ...........................  23,036     2,408,702

                                        SHARES      VALUE
                                        -------  ------------
    Seagate Technology, Inc.* .........  31,400  $    604,450
                                                   ----------
                                                    5,396,902
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 1.7%
    BMC Software, Inc.* ...............   7,600       498,750
    Computer Associates International,
      Inc. ............................  39,175     2,071,378
    Compuware Corp.* ..................  15,100       483,200
    Fiserv, Inc.* .....................   6,700       329,137
    HNC Software, Inc.* ...............   5,900       253,700
    NCR Corp.* ........................  29,765       827,839
    Peoplesoft, Inc.* .................  15,000       585,000
    Security Dynamics Technologies,
      Inc.* ...........................   6,400       228,800
    SIPEX Corp.* ......................    8100       245,025
    VERITAS Software Corp.* ...........   3,600       183,600
    Viasoft, Inc.* ....................   3,100       130,975
                                                   ----------
                                                    5,837,404
                                                   ----------
CONGLOMERATES -- 1.3%
    Minnesota Mining & Manufacturing
      Co. .............................  15,348     1,259,495
    Philip Morris Companies, Inc. .....  41,937     1,900,270
    Tenneco, Inc. .....................  39,340     1,553,930
                                                   ----------
                                                    4,713,695
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 1.7%
    Apollo Group, Inc. Cl-A* ..........   9,300       439,425
    Clorox Co. ........................  11,205       885,895
    Colgate-Palmolive Co. .............   1,600       117,600
    Eastman Kodak Co. .................  27,915     1,697,581
    Hedstrom Holdings 144A* ...........     303           379
    Rexall Sundown, Inc.* .............  10,400       313,950
    RJR Nabisco Holdings Corp. ........  28,950     1,085,625
    Sunbeam Oster Corp. ...............   7,900       332,787
    Whitman Corp. .....................  51,671     1,346,675
                                                   ----------
                                                    6,219,917
                                                   ----------
CONTAINERS & PACKAGING -- 0.7%
    Owens-Illinois, Inc.* .............  54,425     2,064,748
    Temple-Inland, Inc. ...............   8,296       433,984
                                                   ----------
                                                    2,498,732
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.2%
    AES Corp.* ........................  11,400       531,525
    Altera Corp.* .....................   6,400       212,000
    Diebold, Inc. .....................   7,600       384,750
    Emerson Electric Co. ..............  24,405     1,377,357
    Genrad, Inc.* .....................   7,900       238,481
    Linear Technology Corp. ...........   4,000       230,500
    Maxim Integrated Products,
      Inc.* ...........................   7,600       262,200
    Molex, Inc. .......................   8,650       277,881
    Polaroid Corp. ....................  30,753     1,497,287
    SCI Systems, Inc.* ................   7,700       335,431
    SGS-Thomson Microelectronics
      NV [ADR]* .......................   4,700       286,994
    Solectron Corp.* ..................   7,000       290,937
    Teradyne, Inc.* ...................  10,500       336,000
    Texas Instruments, Inc. ...........  39,035     1,756,575
                                                   ----------
                                                    8,017,918
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
ENTERTAINMENT & LEISURE -- 0.2%
    Harley-Davidson, Inc. .............  13,300  $    364,087
    Royal Caribbean Cruises Ltd. ......   6,400       341,200
                                                   ----------
                                                      705,287
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.5%
    Browning-Ferris Industries,
      Inc. ............................  36,055     1,334,035
    USA Waste Services, Inc.* .........   7,225       283,581
                                                   ----------
                                                    1,617,616
                                                   ----------
FARMING & AGRICULTURE -- 0.1%
    Dekalb Genetics Corp. Cl-B ........   8,700       341,475
                                                   ----------
FINANCIAL-BANK & TRUST -- 5.1%
    Banc One Corp. ....................  22,365     1,214,699
    BankBoston Corp. ..................   8,100       760,894
    Bankers Trust New York Corp. ......  12,617     1,418,624
    Crestar Financial Corp. ...........     800        45,600
    First Chicago NBD Corp. ...........  14,440     1,205,740
    First Tennessee National Corp. ....   6,790       453,232
    Firstar Corp. .....................   6,600       280,087
    GreenPoint Financial Corp. ........   6,200       449,887
    Mercantile Bancorporation, Inc. ...  18,670     1,148,205
    Morgan, (J.P.) & Co., Inc. ........  12,539     1,415,340
    National City Corp. ...............  10,585       695,964
    Northern Trust Corp. ..............   7,300       509,175
    PNC Bank Corp. ....................  55,353     3,158,581
    Providian Financial Corp. .........   8,300       375,056
    Regions Financial Corp. ...........  14,600       615,937
    Star Banc Corp. ...................   7,900       453,262
    State Street Boston Corp. .........   7,300       424,769
    Summit Bancorp ....................  13,795       734,584
    Suntrust Banks, Inc. ..............   8,330       594,554
    Union Planters Corp. ..............  12,985       882,168
    Wells Fargo & Co. .................   3,500     1,188,031
    Westamerica Bancorporation ........   3,400       347,650
                                                   ----------
                                                   18,372,039
                                                   ----------
FINANCIAL SERVICES -- 1.4%
    Ahmanson, (H.F.) & Co. ............  29,765     1,992,395
    Beneficial Corp. ..................   9,800       814,625
    Capital One Financial Corp. .......   5,900       319,706
    Esat Holdings Ltd. Warrants* ......      35             0
    Finova Group, Inc. ................  10,200       506,812
    Lehman Brothers, Inc. .............   4,100       209,100
    SunAmerica, Inc. ..................  10,700       457,425
    Washington Mutual, Inc. ...........  10,200       650,887
                                                   ----------
                                                    4,950,950
                                                   ----------
FOOD -- 2.1%
    General Mills, Inc. ...............  26,746     1,915,682
    Giant Food, Inc. Cl-A .............   5,500       185,281
    Heinz, (H.J.) Co. .................  28,000     1,422,750
    International Home Foods, Inc.* ...  10,100       282,800
    Quaker Oats Co. ...................  29,480     1,555,070
    Ralston Purina Group ..............   9,750       906,141
    Sara Lee Corp. ....................  23,160     1,304,197
                                                   ----------
                                                    7,571,921
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
HEALTHCARE SERVICES -- 0.6%
    Health Care & Retirement Corp.* ...   7,800  $    313,950
    Health Management Associates,
      Inc.* ...........................  15,750       397,687
    Healthsouth Corp.* ................  12,900       357,975
    Omnicare, Inc. ....................  18,300       567,300
    Wellpoint Health Networks, Inc. ...   7,200       304,200
                                                   ----------
                                                    1,941,112
                                                   ----------
HOTELS & MOTELS -- 0.3%
    ITT Corp.* ........................  13,300     1,102,237
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.0%
    Cellnet Data Systems Warrants* ....      95            10
                                                   ----------
INSURANCE -- 1.8%
    American General Corp. ............  28,866     1,560,568
    AON Corp. .........................  25,351     1,486,202
    CIGNA Corp. .......................   7,347     1,271,490
    Hartford Life, Inc. Cl-A* .........   7,400       335,312
    Reliastar Financial Corp. .........   8,400       345,975
    USF&G Corp. .......................  62,973     1,389,342
                                                   ----------
                                                    6,388,889
                                                   ----------
MACHINERY & EQUIPMENT -- 1.1%
    Caterpillar, Inc. .................  23,245     1,128,835
    Cooper Industries, Inc. ...........  25,020     1,225,980
    Deere & Co. .......................  16,585       967,113
    Precision Castparts Corp. .........   6,800       410,125
    Smith International, Inc.* ........   4,300       263,912
                                                   ----------
                                                    3,995,965
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Baxter International, Inc. ........  38,176     1,925,502
    Gulf South Medical Supply,
      Inc.* ...........................   2,900       108,025
    Johnson & Johnson Co. .............  25,545     1,682,777
    Mentor Corp. ......................   8,700       317,550
    Schein, (Henry), Inc.* ............   6,900       241,500
    Sofamor Danek Group, Inc. .........   5,400       351,337
    Stryker Corp. .....................   8,700       324,075
    Urohealth System, Inc. Warrants
      144A*............................      30            75
                                                   ----------
                                                    4,950,841
                                                   ----------
OFFICE EQUIPMENT -- 1.3%
    Pitney Bowes, Inc. ................  16,055     1,443,947
    Xerox Corp. .......................  42,156     3,111,640
                                                   ----------
                                                    4,555,587
                                                   ----------
OIL & GAS -- 4.5%
    Amoco Corp. .......................  18,272     1,555,404
    Atlantic Richfield Co. ............  18,170     1,455,871
    British Petroleum Co. PLC [ADR] ...  15,966     1,272,291
    Camco International, Inc. .........   6,900       439,444
    Coastal Corp. .....................  18,275     1,131,908
    Enron Corp. .......................  10,300       428,094
    Ensco International, Inc. .........  10,000       335,000
    Exxon Corp. .......................  21,831     1,335,784
    Global Marine, Inc.* ..............  10,500       257,250
    Kerr-McGee Corp. ..................  12,220       773,679
    Mobil Corp. .......................  19,066     1,376,327
    Occidental Petroleum Corp. ........  39,831     1,167,546
    Petroleo Brasileiro SA [ADR]
      144A* ...........................   5,100       119,274

                                       36
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--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Societe Nationale Elf Aquitaine
      SA [ADR] ........................  34,780  $  2,038,977
    Tosco Corp. .......................  38,430     1,453,134
    Western Atlas, Inc.* ..............   5,300       392,200
    YPF SA [ADR] ......................  19,900       680,331
                                                   ----------
                                                   16,212,514
                                                   ----------
PAPER & FOREST PRODUCTS -- 1.2%
    Boise Cascade Corp. ...............  35,665     1,078,866
    Kimberly-Clark Corp. ..............  43,567     2,148,398
    Willamette Industries, Inc. .......  27,615       888,858
                                                   ----------
                                                    4,116,122
                                                   ----------
PERSONAL SERVICES -- 0.0%
    Sylvan Learning Systems, Inc.* ....   1,100        42,900
                                                   ----------
PHARMACEUTICALS -- 3.4%
    American Home Products Corp. ......  25,718     1,967,427
    Biochem Pharma, Inc. ..............  11,000       229,625
    Bristol-Meyers Squibb Co. .........  22,597     2,138,241
    Dura Pharmaceutical, Inc.* ........   7,000       321,125
    Elan Corp. PLC [ADR]* .............   7,700       394,144
    Glaxo Wellcome PLC [ADR] ..........  15,240       729,615
    ICN Pharmaceuticals, Inc. .........   5,700       278,231
    Incyte Pharmaceuticals, Inc. ......   6,000       270,000
    McKesson Corp. ....................   4,200       454,387
    Merck & Co., Inc. .................  23,485     2,495,281
    Pharmacia & Upjohn, Inc. ..........  78,132     2,861,584
                                                   ----------
                                                   12,139,660
                                                   ----------
PRINTING & PUBLISHING -- 0.6%
    Belo, (A.H.) Corp. Cl-A ...........   7,900       443,387
    Central Newspapers, Inc. Cl-A .....   3,800       280,962
    McGraw-Hill Co., Inc. .............  15,295     1,131,830
    Times Mirror Co. Cl-A .............   7,200       442,800
                                                   ----------
                                                    2,298,979
                                                   ----------
RAILROADS -- 0.7%
    Canadian National Railway Co. .....  15,280       721,980
    Norfolk Southern Corp. ............     487        15,006
    Union Pacific Corp. ...............  27,186     1,697,426
                                                   ----------
                                                    2,434,412
                                                   ----------
RESTAURANTS -- 0.1%
    AmeriKing, Inc.* ..................      25         1,250
    CKE Restaurants, Inc. .............   7,900       332,787
                                                   ----------
                                                      334,037
                                                   ----------
RETAIL & MERCHANDISING -- 2.3%
    Arbor Drugs, Inc. .................  11,550       213,675
    Bed, Bath & Beyond, Inc.* .........   7,400       284,900
    Borders Group, Inc.* ..............  12,000       375,750
    Consolidated Stores Corp.* ........  10,106       444,032
    Family Dollar Stores, Inc. ........  16,700       489,519
    Kmart Corp.* ...................... 106,350     1,229,672
    Kohls Corp.* ......................   6,400       436,000
    Linens 'N Things, Inc.* ...........   6,900       301,012
    Meyer, (Fred), Inc.* ..............  10,100       367,387
    Miller, (Herman), Inc. ............   6,400       349,200
    Payless Shoesource, Inc.* .........   5,500       369,187
                                        SHARES      VALUE
                                        -------  ------------
    Penney (J.C.) Co., Inc. ...........     900  $     54,281
    Pier 1 Imports, Inc. ..............  22,650       512,456
    Rite Aid Corp. ....................   7,500       440,156
    Starbucks Corp. ...................   6,900       264,787
    TJX Companies, Inc. ...............  16,700       574,062
    Toys 'R' Us, Inc.* ................  51,025     1,604,098
                                                   ----------
                                                    8,310,174
                                                   ----------
SEMICONDUCTORS -- 0.7%
    Intel Corp. .......................  30,085     2,113,471
    Xilinx, Inc.* .....................   5,900       206,869
                                                   ----------
                                                    2,320,340
                                                   ----------
TELECOMMUNICATIONS -- 3.3%
    ADC Telecommunications, Inc.* .....  11,100       463,425
    AT&T Corp. ........................  22,215     1,360,669
    Bell Atlantic Corp. ...............  17,485     1,591,135
    BellSouth Corp. ...................  30,293     1,705,875
    Globalstar Telecommunications
      Warrants 144A* ..................      45           489
    Intercel, Inc. Warrants 144A* .....     640         4,608
    Jacor Communications, Inc.* .......   3,800       201,875
    McCaw International Ltd.
      Warrants* .......................      10             0
    Nextel Communications, Inc.
      Cl-A* ...........................     503        13,078
    SBC Communications, Inc. ..........  23,309     1,707,384
    Sprint Corp. ......................  38,611     2,263,570
    Tele-Communications TCI Ventures
      Group Cl-A ......................  11,000       311,437
    Teleport Communications Group, Inc.
      Cl-A* ...........................   9,600       526,800
    Tellabs, Inc.* ....................   6,500       343,687
    U.S. West Communications Group ....  32,340     1,459,342
                                                   ----------
                                                   11,953,374
                                                   ----------
TRANSPORTATION -- 0.4%
    Consolidated Freightways, Inc. ....   4,500       172,687
    Expeditors International of
      Washington, Inc. ................   7,300       281,050
    Ryder Systems, Inc. ...............  33,400     1,093,850
                                                   ----------
                                                    1,547,587
                                                   ----------
TOTAL COMMON STOCK
  (COST $149,677,775)..................           174,369,887
                                                   ----------
PREFERRED STOCK -- 0.1%
BROADCASTING -- 0.0%
    American Radio Systems Corp.
      $11.375 Cl-B [PIK] ..............       2           232
    Capstar Broadcasting 12.00%
      [PIK] ...........................     200        23,000
    Chancellor Media Corp. 12.00%
      [PIK] ...........................     423        48,433
    Citadel Broadcasting Co. 13.25%
      [PIK] 144A ......................     200        23,300
    Echostar Communications Corp.
      12.125% 144A ....................     100        10,450
                                                   ----------
                                                      105,415
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.1%
    Time Warner, Inc. Cl-M 10.25% .....     120       135,297
                                                   ----------

                                       37
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AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Anvil Holding, Inc. 13.00%
      [PIK] ...........................      13  $        312
                                                   ----------
RESTAURANTS -- 0.0%
    AmeriKing, Inc. 13.00% ............   1,135        29,123
                                                   ----------
TELECOMMUNICATIONS -- 0.0%
    Cablevision Systems Corp. Cl-M
      11.125% [PIK] ...................     345        40,405
    Nextlink Communications, Inc.
      14.00% [PIK] ....................     425        26,350
                                                   ----------
                                                       66,755
                                                   ----------
UTILITIES -- 0.0%
    El Paso Electric Co. 11.40%
      [PIK] ...........................     414        45,954
    Public Service Co. of New Hampshire
      Cl-A 10.60% .....................   1,410        34,897
                                                   ----------
                                                       80,851
                                                   ----------
TOTAL PREFERRED STOCK
  (COST $351,967)......................               417,753
                                                   ----------
FOREIGN STOCK -- 8.5%
AEROSPACE -- 0.1%
    Rolls-Royce PLC -- (GBP) ..........  49,251       190,441
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Bayerische Motoren Werke AG --
      (DEM) ...........................     653       488,468
                                                   ----------
AUTOMOTIVE PARTS -- 0.2%
    Bridgestone Corp. -- (JPY) ........   7,000       152,360
    Michelin C.G.D.E. Cl-B -- (FRF) ...   9,077       457,180
    Renault SA -- (FRF) ...............   1,710        48,123
                                                   ----------
                                                      657,663
                                                   ----------
BEVERAGES -- 0.2%
    Bass PLC -- (GBP) .................  28,204       438,316
    Fomento Economico Mexicano SA
      Cl-B -- (MXP) ...................  21,900       174,943
                                                   ----------
                                                      613,259
                                                   ----------
BUILDING MATERIALS -- 0.3%
    Cemex SA de CV -- (MXP) ...........  42,861       194,586
    CRH PLC -- (IEP) ..................  38,634       452,645
    Lafarge SA -- (FRF) ...............   5,087       333,927
                                                   ----------
                                                      981,158
                                                   ----------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG) ............   2,612       450,445
    Bayer AG -- (DEM) .................  11,514       427,443
    Ciba Specialty Chemicals AG --
      (CHF)* ..........................   2,744       327,350
                                                   ----------
                                                    1,205,238
                                                   ----------
CLOTHING & APPAREL -- 0.0%
    Onward Kashiyama Co.
      Ltd. -- (JPY) ...................   8,000        92,908
                                                   ----------
CONGLOMERATES -- 0.7%
    Alfa SA de C.V. -- (MXP) ..........  43,909       297,381
    B.A.T. Industries PLC -- (GBP) ....  62,646       571,055
    BTR PLC -- (GBP) ..................  93,090       281,836

                                        SHARES      VALUE
                                        -------  ------------
    Compagnie Generale des Eaux --
      (FRF) ...........................   2,998  $    418,613
    Compagnie Generale des Eaux
      Warrants -- (FRF)* ..............     480           326
    Hutchison Whampoa Ltd. -- (HKD) ...  26,000       163,082
    Securicor PLC -- (GBP) ............  31,236       147,250
    Smith Industries PLC -- (GBP) .....  22,697       316,694
    Tomkins PLC -- (GBP) ..............  80,495       385,422
                                                   ----------
                                                    2,581,659
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Bombardier, Inc. Cl-B -- (CAD) ....  11,800       243,253
    Cookson Group PLC -- (GBP) ........  26,000        83,636
    Fuji Photo Film Co. -- (JPY) ......   7,000       269,187
    Kao Corp. -- (JPY) ................  23,000       332,561
    Unilever PLC -- (GBP) .............  40,400       346,333
                                                   ----------
                                                    1,274,970
                                                   ----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 0.7%
    General Electric Co.
      PLC -- (GBP) ....................  59,197       384,257
    Hirose Electric Ltd. -- (JPY) .....   2,400       123,118
    Murata Manufacturing Co. Ltd. --
      (JPY) ...........................   4,000       100,907
    Omron Corp. -- (JPY) ..............  16,000       251,036
    Philips Electronics NV
       -- (NLG) .......................   7,030       421,683
    Rohm Co. -- (JPY) .................   2,000       204,582
    SGS-Thomson Microelectronics --
      (FRF)* ..........................   5,643       349,413
    Siebe PLC -- (GBP) ................    5600       110,111
    Sony Corp. -- (JPY) ...............   4,700       419,317
    Tokyo Electron Ltd. -- (JPY) ......   4,000       128,595
                                                   ----------
                                                    2,493,019
                                                   ----------
ENERGY SERVICES -- 0.1%
    VA Technologie AG -- (ATS) ........   1,884       285,634
                                                   ----------
FINANCIAL-BANK & TRUST -- 1.3%
    ABN Amro Holding NV -- (NLG) ......   7,221       140,699
    Allied Irish Banks PLC -- (IEP) ...  45,730       443,228
    Bank of Nova Scotia -- (CAD) ......   8,173       384,657
    Banque Nationale de
      Paris -- (FRF) ..................   3,160       168,036
    Commonwealth Bank of Australia --
      (AUD) ...........................  14,575       167,140
    Dao Heng Bank Group
      Ltd. -- (HKD) ...................  26,500        66,179
    Deutsche Bank AG -- (DEM) .........    5550        388306
    Developmental Bank of Singapore
      Ltd. Cl-F -- (SGD) ..............  22,000       188,019
    HSBC Holdings PLC -- (HKD) ........  17,165       423,129
    ING Groep NV -- (NLG) .............  11,355       478,346
    Julius Baer Holdings AG Cl-B --
      (CHF) ...........................     188       349,306
    Overseas-Chinese Banking Corp. Ltd.
      (SGD) ...........................  12,000        69,795
    Overseas Union Bank Ltd.
      Cl-F (SGD) ......................  19,000        72,733
    Royal Bank of Canada -- (CAD) .....   3,250       171,696
    Union Bank of
      Switzerland -- (CHF) ............     452       654,502

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    United Overseas Bank
      Ltd. -- (SGD) ...................  43,000  $    238,614
    Westpac Banking Corp.
      Ltd. -- (AUD) ...................  53,400       341,535
                                                   ----------
                                                    4,745,920
                                                   ----------
FINANCIAL SERVICES -- 0.4%
    Bank of Ireland PLC -- (IEP) ......  32,499       501,203
    Cetelem -- (FRF) ..................   1,634       222,725
    Guoco Group Ltd. -- (HKD) .........  23,000        56,251
    Nikko Securities Co.
      Ltd. -- (JPY) ...................  46,000       122,411
    Promise Co. Ltd. -- (JPY) .........   3,190       177,630
    Societe Generale -- (FRF) .........   1,944       264,980
                                                   ----------
                                                    1,345,200
                                                   ----------
FOOD -- 0.4%
    Goodman Fielder Ltd. -- (AUD) ..... 114,923       182,707
    Greencore Group PLC -- (IEP) ......  35,697       167,904
    Ito-Yokado Co. Ltd. -- (JPY) ......   5,000       255,728
    Nestle SA -- (CHF) ................     503       754,905
                                                   ----------
                                                    1,361,244
                                                   ----------
INSURANCE -- 0.1%
    QBE Insurance Group
      Ltd. -- (AUD)....................  14,350        62,443
    Royal & Sun Alliance Insurance
      Group PLC  -- (GBP) .............   8,300        83,717
    Zurich
      Versicherungs-Gesellschaft --
      (CHF) ...........................     314       149,836
                                                   ----------
                                                      295,996
                                                   ----------
MACHINERY & EQUIPMENT -- 0.3%
    ABB AG -- (CHF) ...................      66        83,035
    Kurita Water Industries
      Ltd. -- (JPY) ...................   6,000        61,375
    Mannesmann AG -- (DEM) ............     800       401,771
    Rieter Holdings AG -- (CHF)* ......     236       100,966
    Sandvik AB Cl-A -- (SEK) ..........     976        27,800
    Sandvik AB Cl-B -- (SEK) ..........   9,858       282,035
                                                   ----------
                                                      956,982
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Glaxo Wellcome PLC -- (GBP) .......  16,554       392,230
    Novartis AG -- (CHF) ..............     192       311,981
    Sankyo Co. Ltd. -- (JPY) ..........   6,000       136,132
                                                   ----------
                                                      840,343
                                                   ----------
METALS & MINING -- 0.1%
    Rio Tinto PLC -- (GBP) ............  25,909       319,306
                                                   ----------
OFFICE EQUIPMENT -- 0.1%
    Canon, Inc. -- (JPY) ..............  15,000       350,712
    Ricoh Co. Ltd. -- (JPY) ...........   7,000        87,217
                                                   ----------
                                                      437,929
                                                   ----------
OIL & GAS -- 0.8%
    British Petroleum Co.
      PLC -- (GBP) ....................  29,622       389,923
    Burmah Castrol PLC -- (GBP) .......  24,221       421,252
    Ente Nazionale Idrocarburi SPA --
      (ITL) ...........................  82,472       467,871
    Hong Kong & China Gas Co. Ltd. --
      (HKD) ...........................  50,200        97,183
    Shell Transport & Trading Co.
      PLC -- (GBP) ....................  53,150       384,796
                                        SHARES      VALUE
                                        -------  ------------
    Societe Nationale Elf Aquitaine
      SA -- (FRF) .....................   4,069  $    473,465
    Total SA Cl-B -- (FRF) ............   4,653       506,613
                                                   ----------
                                                    2,741,103
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.1%
    Svenska Cellulosa AB
      Cl-B -- (SEK) ...................  13,112       294,982
                                                   ----------
PHARMACEUTICALS -- 0.1%
    Astra AB Cl-A -- (SEK) ............   6,080       105,365
    Pharmacia & Upjohn,
      Inc. -- (SEK) ...................   4,804       176,797
    Santen Pharmaceutical
      Ltd. -- (JPY) ...................     700         8,076
    Yamanouchi Pharmaceutical Co.
      Ltd. -- (JPY) ...................   7,000       150,745
                                                   ----------
                                                      440,983
                                                   ----------
PRINTING & PUBLISHING -- 0.1%
    Dai Nippon Printing Co.
      Ltd. -- (JPY) ...................  16,000       301,490
                                                   ----------
REAL ESTATE -- 0.1%
    Amoy Properties Ltd. -- (HKD) ..... 132,000       115,845
    Cheung Kong Holdings
      Ltd. -- (HKD) ...................  39,000       255,444
    Sun Hung Kai Properties Ltd. --
      (HKD) ...........................  15,000       104,539
                                                   ----------
                                                      475,828
                                                   ----------
RETAIL & MERCHANDISING -- 0.1%
    Dixons Group PLC -- (GBP) .........  16,000       160,856
    Vendex International
      NV -- (NLG) .....................   5,652       311,982
                                                   ----------
                                                      472,838
                                                   ----------
TELECOMMUNICATIONS -- 0.7%
    Deutsche Telekom AG -- (DEM) ......  28,619       530,029
    Ericsson, (L.M.) Telephone Co.
      Cl-B -- (SEK) ...................   7,401       278,434
    Newbridge Networks
      Corp. -- (CAD)* .................   4,000       139,900
    Nokia AB Cl-A -- (FIM) ............   4,663       331,391
    Northern Telecom Ltd. -- (CAD) ....   3,674       326,445
    Philippine Long Distance Telephone
      Co. -- (PHP) ....................     500        11,028
    Portugal Telecom SA -- (PTE) ......   5,310       246,662
    Vodafone Group PLC -- (GBP) ....... 104,002       751,244
                                                   ----------
                                                    2,615,133
                                                   ----------
TRANSPORTATION -- 0.1%
    Peninsular & Oriental Steam
      Navigation Co. -- (GBP) .........  14,200       161,802
    Yamato Transport Co.
      Ltd. -- (JPY) ...................  12,000       161,512
                                                   ----------
                                                      323,314
                                                   ----------
UTILITIES -- 0.4%
    Electricidade de Portugal
      SA -- (PTE) .....................  17,700       335,526
    Hong Kong Electric Holdings Ltd. --
      (HKD) ...........................  15,000        57,013
    Scottish Power PLC -- (GBP) .......  57,359       507,760
    Veba AG -- (DEM) ..................   7,805       531,753
                                                   ----------
                                                    1,432,052
                                                   ----------
TOTAL FOREIGN STOCK
  (COST $27,328,180)...................            30,265,060
                                                   ----------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
CORPORATE OBLIGATIONS -- 13.0%
ADVERTISING -- 0.1%
    Lamar Advertising Co. Sr.
      Sub. Notes 8.625%
      144A ...................  09/15/07 $     25 $     25,719
      9.625%..................  12/01/06       35       37,800
    Outdoor Communications Sr.
      Sub. Notes
      9.25%...................  08/15/07       10       10,250
    Outdoor Systems, Inc. Sr.
      Sub. Notes
      8.875%..................  06/15/07       75       78,562
    Universal Outdoor, Inc.
      Sr. Sub. Notes
      9.75%...................  10/15/06       43       48,375
                                                  ------------
                                                       200,706
                                                  ------------
AEROSPACE -- 0.2%
    Argo-Tech Corp. Sr. Sub.
      Notes 144A
      8.625%..................  10/01/07       10       10,000
    BE Aerospace, Inc. Sr.
      Sub. Notes
      9.875%..................  02/01/06       35       37,012
    K&F Industries Sr. Sub.
      Notes 144A
      9.25%...................  10/15/07       10       10,275
    Lockheed Martin Corp.
      Notes
      7.25%...................  05/15/06      455      481,731
                                                  ------------
                                                       539,018
                                                  ------------
AIRLINES -- 0.1%
    Continental Airlines
      Series 97CI
      7.42%...................  04/01/07      175      176,969
    Trans World Airlines Sr.
      Notes 144A
      11.50%..................  12/15/04       10       10,050
                                                  ------------
                                                       187,019
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.0%
    Consorcio Grupo Dina SA
      [ZCB]
      6.251%..................  11/15/02       20       18,025
                                                  ------------
AUTOMOTIVE PARTS -- 0.0%
    Delco Remy International,
      Inc. Sr. Notes
      8.625%..................  12/15/07       10       10,125
    Hayes Wheel International,
      Inc. Cl-B*
      9.125%..................  07/15/07       85       88,187

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Lear Corp. Sub. Notes
      9.50%...................  07/15/06 $     35 $     38,500
    Safety Components
      International Sr. Sub.
      Notes Cl-B
      10.125%.................  07/15/07       10       10,337
                                                  ------------
                                                       147,149
                                                  ------------
BEVERAGES -- 0.0%
    Canandaigua Wine Sr. Sub.
      Notes
      8.875%..................  12/15/03       55       56,237
                                                  ------------
BROADCASTING -- 0.5%
    Acme Television Finance
      Sr. Disc. Notes [STEP]
      144A
      11.164%.................  09/30/04       15       11,025
    Antenna TV SA Sr. Notes
      9.00%...................  08/01/07       10       10,012
    Argyle Television, Inc.
      Sr. Sub. Notes
      9.75%...................  11/01/05       56       62,160
    Capstar Broadcasting Sr.
      Disc. Notes [STEP]
      10.789%.................  02/01/09       60       42,750
    Central European Media
      Enterprises Sr. Notes
      9.375%..................  08/15/04       10        9,700
    Citadel Broadcasting Co.
      Sr. Sub. Notes 144A
      10.25%..................  07/01/07       10       10,800
    Fox Liberty Networks LLC
      Sr. Notes 144A
      8.875%..................  08/15/07       40       40,000
    Frontiervision Holdings
      [STEP]
      10.287%.................  09/15/07      100       73,750
    Granite Broadcasting Corp.
      Sr. Sub. Debs.
      10.375%.................  05/15/05       75       78,469
    News America Holdings
      Debs.
      7.70%...................  10/30/25      835      874,662
      7.75%...................  12/01/45      365      381,881
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%..................  09/30/05       80       84,200
    Spanish Broadcasting
      System Sr. Notes
      12.50%..................  06/15/02       50       57,375
    Spanish Broadcasting
      System Sr. Notes Cl-B
      11.00%..................  03/15/04       25       27,562

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Sullivan Broadcasting
      Holdings Co. Sr. Sub.
      Notes
      10.25%..................  12/15/05 $     75 $     80,156
    Young Broadcasting, Inc.
      Sr. Sub. Notes Cl-B
      9.00%...................  01/15/06        5        4,987
                                                  ------------
                                                     1,849,489
                                                  ------------
BUILDING MATERIALS -- 0.1%
    Atrium Companies, Inc. Sr.
      Sub. Notes
      10.50%..................  11/15/06       10       10,487
    Building Materials Corp.
      Sr. Notes
      8.625%..................  12/15/06       10       10,300
    Cemex SA 144A
      12.75%..................  07/15/06       10       12,025
    Koppers Industry, Inc. Sr.
      Sub. Notes 144A
      9.875%..................  12/01/07       10       10,300
    Polytama International
      Notes
      11.25%..................  06/15/07       25       21,250
    Southdown, Inc. Sr. Sub.
      Notes
      10.00%..................  03/01/06       75       81,844
    Terex Corp. Sr. Notes
      13.25%..................  05/15/02       23       26,277
                                                  ------------
                                                       172,483
                                                  ------------
BUSINESS SERVICES -- 0.1%
    Affinity Group Holdings
      Sr. Notes
      11.00%..................  04/01/07       65       69,306
    Affinity Group Holdings
      Sr. Sub. Notes
      11.50%..................  10/15/03       55       58,781
    Iron Mountain, Inc. Sr.
      Sub. Notes 144A
      8.75%...................  09/30/09       20       20,550
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      Cl-B
      11.00%..................  11/01/06       20       22,100
    Primark Corp. Sr. Notes
      8.75%...................  10/15/20       75       76,219
                                                  ------------
                                                       246,956
                                                  ------------
CHEMICALS -- 0.3%
    Harris Chemical North
      American Sr. Sub. Notes
      10.75%..................  10/15/03       40       42,800
    Huntsman Corp. Sr. Sub.
      Notes 144A
      9.1875%.................  01/01/98       40       42,000
    Solutia, Inc. Bonds
      6.72%...................  10/15/37      890      903,350
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Sovereign Specialty
      Chemicals Sr. Sub. Notes
      144A
      9.50%...................  08/01/07 $     20 $     20,600
    Sterling Chemicals
      Holdings Sr. Disc. Notes
      [STEP]
      12.408%.................  08/15/08       35       23,756
    Trikem SA 144A
      10.625%.................  07/24/07       15       13,687
                                                  ------------
                                                     1,046,193
                                                  ------------
CLOTHING & APPAREL -- 0.0%
    GFSI, Inc. Sr. Sub. Notes
      Cl-B
      9.625%..................  03/01/07       10       10,300
    Glenoit Corp. Sr. Sub.
      Notes 144A
      11.00%..................  04/15/07       10       10,775
    Sassco Fashions Ltd. Sr.
      Notes
      12.75%..................  03/31/04       25       26,562
    Worldtex, Inc. Senior
      Notes 144A
      9.625%..................  12/15/07       10       10,300
                                                  ------------
                                                        57,937
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.0%
    DecisionOne Corp. Sr. Sub.
      Notes
      9.75%...................  08/01/07        5        5,212
    Printpack, Inc. Sr. Notes
      9.875%..................  08/15/04       25       26,625
                                                  ------------
                                                        31,837
                                                  ------------
CONGLOMERATES -- 0.5%
    Perez Companc SA 144A
      9.00%...................  01/30/04       15       15,337
    Philip Morris Co., Inc.
      Debs.
      7.50%...................  01/15/02      425      440,406
      7.50%...................  04/01/04      710      745,500
      7.75%...................  01/15/27      480      520,200
                                                  ------------
                                                     1,721,443
                                                  ------------
CONSTRUCTION -- 0.0%
    Altos Hornos de Mexico
      11.875%.................  04/30/04       15       15,675
    American Architectural Sr.
      Notes 144A
      11.75%..................  12/01/07       10       10,050
    MDC Holdings Notes Cl-B
      11.125%.................  12/15/03       25       27,688
    Newport News Shipbuilding,
      Inc. Sr. Notes
      8.625%..................  12/01/06       20       21,100
                                                  ------------
                                                        74,513
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Alaris Medical Systems Sr.
      Notes
      9.75%...................  12/01/06 $     40 $     41,850
    Consumers International
      Corp. Sr. Notes 144A
      10.25%..................  04/01/05       10       10,950
    Foamex L.P. Sr. Sub. Notes
      9.875%..................  06/15/07       10       10,100
    French Fragrances, Inc.
      Sr. Notes
      10.375%.................  05/15/07       10       10,550
    Herff Jones, Inc. Sr. Sub.
      Notes
      11.00%..................  08/15/05       45       48,825
    MacAndrews & Forbes Debs.
      13.00%..................  03/01/99      100      100,000
    Pierce Leahy Corp. Sr.
      Sub. Notes
      11.125%.................  07/15/06        3        3,405
    Polymer Group Holdings
      Notes
      10.75%..................  11/15/06       35       37,275
    Polymer Group Holdings Sr.
      Sub. Notes
      9.00%...................  07/01/07       15       15,000
                                                  ------------
                                                       277,955
                                                  ------------
CONTAINERS & PACKAGING -- 0.0%
    AEP Industries, Inc. Sr.
      Sub. Notes 144A
      9.875%..................  11/15/07       15       15,450
    Huntsman Packaging Corp.
      Sr. Sub. Notes 144A
      9.125%..................  10/01/07       15       15,488
    Owens-Illinois, Inc. Sr.
      Notes
      8.10%...................  05/15/07       20       21,450
    Riverwood International
      Co. Notes
      10.25%..................  04/01/06       50       50,375
      10.875%.................  04/01/08       10        9,650
    Stone Container Corp.
      First Mtge.
      10.75%..................  10/01/02        5        5,175
                                                  ------------
                                                       117,588
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Celestica International
      Sr. Sub. Notes
      10.50%..................  12/31/03       20       21,700
    Details, Inc. Sr. Sub.
      Notes 144A
      10.00%..................  11/15/05       15       15,413
    DII Group, Inc. Sr. Sub.
      Notes 144A
      8.50%...................  09/15/07       10        9,850
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Flextronics International
      Ltd. Sr. Sub. Notes 144A
      8.75%...................  10/15/07 $     10 $      9,975
    HCC Industries, Inc. Sr.
      Sub. Notes
      10.75%..................  05/15/07       15       15,600
    Pioneer Americas
      Acquistics Sr. Notes
      9.25%...................  06/15/07       10       10,025
    Raytheon Co. Notes
      6.45%...................  08/15/02      905      912,919
    RCN Corp. Sr. Notes 144A
      10.00%..................  10/15/07       10       10,325
    Tracor, Inc. Sr. Sub.
      Notes
      8.50%...................  03/01/07        5        5,075
    Viasystems, Inc. Sr. Sub.
      Notes
      9.75%...................  06/01/07       10       10,337
    Wavetek Corp. Sr. Sub.
      Notes
      10.125%.................  06/15/07       10       10,388
                                                  ------------
                                                     1,031,607
                                                  ------------
ENTERTAINMENT &
  LEISURE -- 0.7%
    AMC Entertainment, Inc.
      Sr. Sub. Notes
      9.50%...................  03/15/09       40       41,450
    Boyd Gaming Corp. Sr. Sub.
      Notes
      9.50%...................  07/15/07       50       52,625
    Cinemark USA, Inc. Sr.
      Sub. Notes
      9.625%..................  08/01/08       65       67,600
    Coast Hotels & Casino
      Notes Cl-B
      13.00%..................  12/15/02       55       62,150
    Colorado Gaming &
      Entertainment Corp.
      [PIK]
      12.00%..................  06/01/03      159      172,190
    Fitzgeralds Gaming Corp.
      Sr. Sub. Notes 144A
      12.25%..................  12/15/04       40       40,400
    Fox Kids Worldwide, Inc.
      Sr. Disc. Notes [STEP]
      144A
      10.675%.................  11/01/07       40       23,800
    Fox Kids Worldwide, Inc.
      Sr. Notes 144A
      9.25%...................  11/01/07       50       48,500
    Greate Bay Property
      Funding First Mtge.
      10.875%.................  01/15/04       25       21,250
    Lady Luck Gaming First
      Mtge.
      11.875%.................  03/01/01       45       45,900
    Louisiana Casino Cruises
      First Mtge.
      11.50%..................  12/01/98      100      101,750

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Mohegan Tribal Gaming Cl-B
      Sr. Notes
      13.50%..................  11/15/02 $     30 $     38,813
    Players International Sr.
      Notes
      10.875%.................  04/15/05       25       27,000
    Premier Parks Corp. Sr.
      Notes Cl-A
      12.00%..................  08/15/03       40       44,500
    Showboat Marina Casinos
      First Mtge.
      13.50%..................  03/15/03       25       29,750
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      10.324%.................  06/15/05       90       94,050
    Time Warner Entertainment
      Debs.
      7.25%...................  09/01/08      385      403,769
      8.875%..................  10/01/12      425      501,500
      8.375%..................  07/15/33      590      674,813
                                                  ------------
                                                     2,491,810
                                                  ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Allied Waste Industries
      Sr. Disc. Notes [STEP]
      9.57%...................  06/01/07       50       35,313
    Allied Waste North America
      Notes
      10.25%..................  12/01/06       35       38,325
    WMX Technologies, Inc.
      Notes
      7.10%...................  08/01/26      925      967,781
                                                  ------------
                                                     1,041,419
                                                  ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05       10       11,075
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.2%
    Allstate Financing II
      7.83%...................  12/01/45      125      131,719
    Banponce Corp. Medium-Term
      Notes
      7.125%..................  05/02/02      410      421,788
    Chevy Chase Savings Bank
      Sub. Debs.
      9.25%...................  12/01/05       45       46,238
    Dime Capital Trust I Cl-A
      9.33%...................  05/06/27       10       11,313
    First Nationwide Holdings
      Sr. Notes
      12.50%..................  04/15/03       55       62,700
    First Nationwide Holdings
      Sr. Sub. Notes
      10.625%.................  10/01/03       35       39,200
    Greenpoint Bank Sr. Notes
      6.70%...................  07/15/02      290      291,813
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Greenpoint Capital Trust I
      9.10%...................  06/01/27 $     10 $     11,038
    Korea Development Bank
      Notes
      7.125%..................  09/17/01       25       20,344
      7.90%...................  02/01/02      350      301,875
    Long Island Savings Bank
      Notes
      7.00%...................  06/13/02      690      703,800
    Merita Bank Ltd. Sub.
      Notes
      6.50%...................  01/15/06      500      497,500
    North Fork Bancorp
      8.70%...................  12/15/26        5        5,363
    Peoples Bank-Bridgeport
      Sub. Notes
      7.20%...................  12/01/06      305      311,481
    Provident Capital Trust
      8.60%...................  12/01/26       20       21,300
    Riggs Capital Trust 144A
      8.625%..................  12/31/26       15       15,919
    Societe Generale 144A
      7.85%...................  04/30/07      130      136,988
    Sovereign Capital Trust I
      Capital Securities
      9.00%...................  04/01/27       15       16,297
    St. Paul Bancorp. Sr.
      Notes
      7.125%..................  02/15/04      350      357,875
    State Development Bank of
      China Notes
      7.375%..................  02/01/07      495      493,763
    Swedbank Sub. Notes 144A
      7.50%...................  11/29/49      360      369,263
    Williams Scotsman, Inc.
      Sr. Notes
      9.875%..................  06/01/07       15       15,525
                                                  ------------
                                                     4,283,102
                                                  ------------
FINANCIAL SERVICES -- 3.1%
    Aames Financial Corp. Sr.
      Notes
      9.125%..................  11/01/03       40       39,400
    AFC Capital Trust I Cl-B
      8.207%..................  02/03/27      270      300,038
    American General Institute
      Capital Trust Co.
      Guarantee 144A
      8.125%..................  03/15/46      765      845,325
    APP Global Finance V Ltd.
      [CVT] 144A
      2.00%...................  07/25/00       20       16,800
    CIA Latino Americana 144A
      11.625%.................  06/01/04       10       10,000
    Colonial Capital I Notes
      Guaranteed
      8.92%...................  01/15/27       15       16,481
    Commercial Credit Notes
      7.75%...................  03/01/05      430      463,325

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Consorcio Equatoriano
      Notes 144A
      14.00%..................  05/01/02 $     10 $     10,163
    Contifinancial Corp. Sr.
      Notes
      8.375%..................  08/15/03       45       47,475
    Delta Financial Corp. Sr.
      Notes
      9.50%...................  08/01/04       15       15,000
    Dine S.A. de C.V. 144A
      8.75%...................  10/05/07       10        9,700
    Dollar Financial Group Sr.
      Notes
      10.875%.................  11/15/06       15       16,069
    Esat Holdings Ltd. [STEP]
      10.565%.................  02/01/07       35       24,675
    First Financial Caribbean
      Corp. Sr. Notes
      7.84%...................  10/10/06      200      208,500
    Firstar Bank Milwaukee Sr.
      Notes
      6.25%...................  12/01/02      380      380,000
    FRD Acquisition Sr. Notes
      Cl-B
      12.50%..................  07/15/04       10       10,850
    General Motor Acceptance
      Corp. Medium-Term Notes
      6.40%...................  05/19/99      835      839,175
    Hartford Life Notes
      7.10%...................  06/15/07      450      464,063
    Imperial Credit Capital
      Trust I 144A
      10.25%..................  06/14/02       20       19,800
    Imperial Credit
      Industries, Inc. Sr.
      Notes
      9.875%..................  01/15/07       20       19,700
    Intertek Finance PLC Sr.
      Sub. Notes Cl-B
      10.25%..................  11/01/06       25       26,188
    Isle of Capri Capital
      Corp. 144A
      13.00%..................  08/31/04       10       10,138
    Lehman Brothers Holdings,
      Inc. Notes
      6.40%...................  12/27/99      465      467,325
      6.50%...................  10/01/02      550      551,375
    Merrill Lynch & Co., Inc.
      Medium-Term Notes
      6.25%...................  09/02/99    1,835    1,841,881
    Netia Holdings B.V. Sr.
      Series 144A
      10.25%..................  11/01/07       10        9,475
    Ocwen Capital Trust I
      10.875%.................  08/01/27       10       10,838
    Pindo Deli Financial
      Mauritius 144A
      10.75%..................  10/01/07       25       21,500
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Quebec Province Debs.
      7.125%..................  02/09/24 $  1,320 $  1,364,550
    Railcar Leasing LLC 144A
      6.75%...................  07/15/06      653      663,153
    Salomon, Inc. Sr. Notes
      7.30%...................  05/15/02      465      479,885
    Southern Investments UK
      Sr. Notes
      6.80%...................  12/01/06      790      805,800
    The Money Store, Inc.
      Notes
      8.05%...................  04/15/02      710      736,625
    Tjiwi Kimia Financial
      Mauritius 144A
      10.00%..................  08/01/04       25       20,750
    Travelers Capital II Corp.
      7.75%...................  12/01/36      160      169,200
    Vicap SA 144A
      10.25%..................  05/15/02       20       20,900
    Webster Capital Trust I
      144A
      9.36%...................  01/29/27       10       11,175
                                                  ------------
                                                    10,967,297
                                                  ------------
FOOD -- 0.1%
    Ameriserv Food Distributor
      Notes
      8.875%..................  10/15/06       20       20,250
    Ameriserv Food Distributor
      Sr. Sub. Notes
      10.125%.................  07/15/07        5        5,250
    Aurora Foods, Inc. Sr.
      Sub. Notes Cl-B
      9.875%..................  02/15/07       10       10,550
    Chiquita Brands Sr. Notes
      9.625%..................  01/15/04       10       10,650
    Del Monte Corp. Sr. Sub.
      Notes Cl-B
      12.25%..................  04/15/07       10       10,788
    Southern Foods Sr. Sub.
      Notes 144A
      9.875%..................  09/01/07       10       10,388
    Stater Brothers Holdings
      Sr. Sub. Notes
      9.00%...................  07/01/04       70       72,975
    Stater Brothers, Inc. Sr.
      Notes
      11.00%..................  03/01/01      100      110,000
    Windy Hill Pet Food Co.
      Sr. Sub. Notes
      9.75%...................  05/15/07        5        5,213
                                                  ------------
                                                       256,064
                                                  ------------
FURNITURE -- 0.0%
    Sealy Mattress Co. Sr.
      Disc. Notes [STEP] 144A
      10.561%.................  12/15/07       15        9,113
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
HEALTHCARE SERVICES -- 0.3%
    Genesis Eldercare Co. Sr.
      Sub. Notes 144A
      9.00%...................  08/01/07 $     20 $     19,650
    Genesis Health Ventures,
      Inc. Sr. Sub. Notes
      9.25%...................  10/01/06       45       46,013
    Integrated Health
      Services, Inc. Sr. Sub.
      Notes 144A
      9.25%...................  01/15/08       30       30,600
      9.50%...................  09/15/07       25       25,813
    Kinetic Concepts, Inc. Sr.
      Sub. Notes 144A
      9.625%..................  11/01/07       10       10,175
    Manor Care, Inc. Sr. Notes
      7.50%...................  06/15/06      305      324,063
    Merit Behavioral Care Sr.
      Sub. Notes
      11.50%..................  11/15/05       40       46,150
    National Health Investors,
      Inc.
      7.30%...................  07/16/07      295      308,275
    Paracelsus Healthcare
      Corp. Sr. Sub. Notes
      10.00%..................  08/15/06       40       41,100
    Paragon Health Networks
      Sr. Sub. Notes 144A
      9.50%...................  11/01/07       50       50,125
    Tenet Healthcare Corp. Sr.
      Sub. Notes
      8.00%...................  01/15/05       75       76,406
    Urohealth Systems, Inc.
      Sr. Sub. Notes
      12.50%..................  04/01/04       30       28,763
                                                  ------------
                                                     1,007,133
                                                  ------------
HOTELS & MOTELS -- 0.0%
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%...................  05/15/05       40       42,600
    Prime Hospitality Corp.
      First Mtge.
      9.25%...................  01/15/06       50       53,188
    Prime Hospitality Corp.
      Sr. Sub. Notes
      9.75%...................  04/01/07       35       37,625
                                                  ------------
                                                       133,413
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.1%
    Carson, Inc. Sr. Sub.
      Notes 144A
      10.375%.................  11/01/07       20       20,425
    Cellnet Data Systems, Inc.
      Sr. Disc. Notes [STEP]
      144A
      14.63%..................  10/01/07       95       47,500
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Concentric Network Corp.
      Sr. Notes 144A
      12.75%..................  12/15/07 $     10 $     10,275
    Continental Global Group
      Sr. Notes Cl-B
      11.00%..................  04/01/07       25       26,750
    FWT, Inc. Sr. Sub. Notes
      144A
      9.875%..................  11/15/07       15       15,413
    Hedstrom Corp. Sr. Sub.
      Notes
      10.00%..................  06/01/07       15       15,150
    Hedstrom Holdings, Inc.
      Sr. Disc. Notes
      11.788%.................  06/01/09        5        3,044
    ITC Deltacom, Inc. Sr.
      Notes
      11.00%..................  06/01/07       30       33,150
    Jones Intercable, Inc. Sr.
      Sub. Notes
      9.625%..................  03/15/02       50       53,688
    Knology Holdings, Inc.
      Units [STEP] 144A
      12.425%.................  10/15/07       45       24,750
    PCI Chemicals Canada, Inc.
      Sr. Notes 144A
      9.25%...................  10/15/07       50       50,063
    Pharmaceutical Fine
      Chemicals Sr. Sub. Notes
      144A
      9.75%...................  11/15/07       10       10,150
    TransAmerican Refining
      Corporation Units 144A
      16.00%..................  06/30/03       20       20,400
    Unisys Corp. Sr. Sub.
      Debs.
      9.75%...................  09/15/16       75       75,281
                                                  ------------
                                                       406,039
                                                  ------------
INSURANCE -- 0.5%
    Aegon NV Sub. Notes
      8.00%...................  08/15/06    1,155    1,276,275
    Conseco, Inc. Sr. Notes
      10.50%..................  12/15/04      430      515,463
                                                  ------------
                                                     1,791,738
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Agco Corp. Sr. Sub. Notes
      8.50%...................  03/15/06       40       41,100
    Johnstown America
      Industries, Inc. Sr.
      Sub. Notes Cl-C
      11.75%..................  08/15/05       15       16,500
    Millipore Corp. Notes
      7.20%...................  04/01/02      340      349,775
                                                  ------------
                                                       407,375
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Fresenius Medical Care AG
      Guaranteed
      9.00%...................  12/01/06 $     20 $     20,900
    Graphic Controls Corp. Sr.
      Sub. Notes Cl-A
      12.00%..................  09/15/05       35       39,113
                                                  ------------
                                                        60,013
                                                  ------------
METALS & MINING -- 0.3%
    Acindar Industria
      Argentina de Aceros SA
      11.25%..................  02/15/04       10        9,850
    AK Steel Corp. Sr. Notes
      9.125%..................  12/15/06       30       30,900
    Anker Coal Group, Inc. Sr.
      Notes 144A
      9.75%...................  10/01/07       10       10,000
    Freeport-McMoran C&G Sr.
      Notes
      7.50%...................  11/15/06      125      125,469
    Hylsa SA de CV 144A
      9.25%...................  09/15/07       30       30,000
    Noranda, Inc. Debs.
      7.00%...................  07/15/05      680      694,450
    Potash Corp. Notes
      7.125%..................  06/15/07      300      310,125
    WCI Steel, Inc. Sr. Notes
      Cl-B
      10.00%..................  12/01/04       35       35,963
                                                  ------------
                                                     1,246,757
                                                  ------------
OFFICE EQUIPMENT -- 0.0%
    Axiohm Transaction
      Solutions, Inc. Sr. Sub.
      Notes 144A
      9.75%...................  10/01/07       10       10,175
    United Stationery Supply
      Sr. Sub. Notes
      12.75%..................  05/01/05        3        3,341
                                                  ------------
                                                        13,516
                                                  ------------
OIL & GAS -- 0.6%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%..................  11/01/04       25       27,250
    Citgo Petroleum Corp. Sr.
      Notes
      7.875%..................  05/15/06      170      182,750
    Dailey International, Inc.
      Notes 144A
      9.75%...................  08/15/07        5        5,231
    Flores & Rucks, Inc. Sr.
      Sub. Notes
      9.75%...................  10/01/06       40       44,000
    Newpark Resources, Inc.
      Sr. Sub. Notes 144A
      8.625%..................  12/15/07       10       10,200
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Pacalta Resource Ltd. Sr.
      Notes Cl-B
      10.75%..................  06/15/04 $     10 $      9,900
    Panaco, Inc. Sr. Notes
      144A
      10.625%.................  10/01/04       10       10,075
    Panda Global Energy Co.
      Sr. Notes
      12.50%..................  04/15/04       10        9,300
    Parker Drilling Corp.
      Notes
      9.75%...................  11/15/06       30       32,400
    Petroleum Geo-Services
      Notes
      7.50%...................  03/31/07      175      185,500
    Petsec Energy, Inc. Sr.
      Sub. Notes Cl-B
      9.50%...................  06/15/07       35       36,050
    Pogo Producing Co. Sr.
      Sub. Notes Cl-B
      8.75%...................  05/15/07        5        5,069
    Pride Petroleum Services,
      Inc. Sr. Notes
      9.375%..................  05/01/07       15       16,163
    Saga Petroleum ASA Debs.
      7.25%...................  09/23/27      325      338,813
    Snyder Oil Corp. Sr. Sub.
      Notes
      8.75%...................  06/15/07       15       15,225
    Transamerican Energy Sr.
      Disc. Notes [STEP] 144A
      14.045%.................  06/15/02      160      128,000
    Transamerican Energy Sr.
      Notes 144A
      11.50%..................  06/15/02       70       68,775
    Transtexas Gas Corp. Sr.
      Sub. Notes Cl-D
      13.75%..................  12/31/01       75       83,906
    Wiser Oil Co. Sr. Sub.
      Notes
      9.50%...................  05/15/07       10        9,800
    YPF Sociedad Anonima
      7.75%...................  08/27/07      920      933,800
                                                  ------------
                                                     2,152,207
                                                  ------------
PAPER & FOREST
  PRODUCTS -- 0.0%
    Florida Coast Paper LLC
      First Mtge.
      12.75%..................  06/01/03       35       37,275
    Maxxam Group Holdings,
      Inc. Sr. Notes
      12.00%..................  08/01/03        5        5,431
    Radnor Holdings Sr. Notes
      10.00%..................  12/01/03        5        5,200
                                                  ------------
                                                        47,906
                                                  ------------
PHARMACEUTICALS -- 0.0%
    ICN Pharmaceuticals, Inc.
      Sr. Notes Cl-B
      9.25%...................  08/15/05       15       15,938
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
PRINTING & PUBLISHING -- 0.0%
    America Media Operation
      Sr. Sub. Notes
      11.625%.................  11/15/04 $     40 $     43,400
    Garden State Newspapers,
      Inc. Sr. Sub. Notes 144A
      8.75%...................  10/01/09       10       10,050
    Hollinger International
      Publishing Co. Notes
      8.625%..................  03/15/05       15       15,544
      9.25%...................  03/15/07       15       15,825
    Von Hoffman Press, Inc.
      Sr. Sub. Notes 144A
      10.375%.................  05/15/07       10       10,688
                                                  ------------
                                                        95,507
                                                  ------------
RAILROADS -- 0.6%
    Norfolk Southern Corp.
      6.95%...................  05/01/02      425      437,750
      7.80%...................  05/15/27      815      924,006
      7.05%...................  05/01/37      755      801,244
    TFM SA de CV 144A
      10.25%..................  06/15/07       10       10,300
    TFM SA de CV 144A [STEP]
      11.135%.................  06/15/09       50       31,750
                                                  ------------
                                                     2,205,050
                                                  ------------
REAL ESTATE -- 0.0%
    Continental Homes Holding
      Corp. Sub. Notes
      10.00%..................  04/15/06       15       16,200
    HMH Properties, Inc. Sr.
      Notes Cl-B
      8.875%..................  07/15/07       25       26,375
                                                  ------------
                                                        42,575
                                                  ------------
RESORTS -- 0.0%
    Club Regina Resorts Inc.
      Sr. Notes 144A
      13.00%..................  12/01/04       20       20,500
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Federated Department
      Stores Sr. Notes
      8.50%...................  06/15/03      720      785,700
    Fleming Co., Inc. Sr. Sub.
      Notes. 144A
      10.50%..................  12/01/04       20       21,000
    Ralph's Grocery Co.
      10.45%..................  06/15/04        5        5,625
    Rite Aid Corp. Notes
      6.70%...................  12/15/01      170      172,763
    Southland Corp. Sr. Sub.
      Debs. Cl-A
      4.50%...................  06/15/04       95       77,188
    Specialty Retailer Group,
      Inc. Sr. Notes Cl-B
      8.50%...................  07/15/05       10       10,200
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    William Carter Holdings
      Sr. Sub. Notes 144A
      12.00%..................  10/01/08 $     20 $     20,975
    Zale Corp. Sr. Notes 144A
      8.50%...................  10/01/07       20       19,800
                                                  ------------
                                                     1,113,251
                                                  ------------
SEMICONDUCTORS -- 0.0%
    Fairchild Semiconductor
      Sr. Sub. Notes
      10.125%.................  03/15/07       75       79,313
    Fairchild Semiconductor
      Sr. Sub. Notes [PIK]
      144A....................  03/15/07       25       25,750
    International Semi-Tech
      Microelectronics Sr.
      Disc. Notes [STEP]
      25.644%.................  08/15/03       50       19,000
                                                  ------------
                                                       124,063
                                                  ------------
STEEL -- 0.0%
    Armco, Inc. Sr. Notes
      9.00%...................  09/15/07       10        9,825
                                                  ------------
TELECOMMUNICATIONS -- 1.5%
    Adelphia Communications
      Corp. Cl-B Sr. Notes
      10.25%..................  07/15/00       10       10,450
    American Communications
      Services, Inc. Sr. Notes
      144A
      13.75%..................  07/15/07       15       17,775
    Benedek Communications Sr.
      Disc. Notes [STEP]
      10.871%.................  05/15/06       75       57,188
    BTI Telecom Corp. Sr.
      Notes 144A
      10.50%..................  09/15/07       20       20,500
    Centennial Cellular Sr.
      Notes
      8.875%..................  11/01/01       25       25,500
    Century Communications
      Corp. Sr. Notes
      9.50%...................  03/01/05       35       36,925
    Cia Telecom Chile Notes
      7.625%..................  07/15/06      995    1,019,875
    Comcast Cellular Holdings
      Sr. Notes C1-B
      9.50%...................  05/01/07       45       47,138
    Comcast U.K. Cable Corp.
      Debs. [STEP]
      9.659%..................  11/15/07       60       49,275
    Comcast U.K. Cable Corp.
      Sr. Sub. Debs.
      9.50%...................  01/15/08       25       26,625
    Commodore Media, Inc. Sr.
      Sub. Notes [STEP]
      9.958%..................  05/01/03       80       89,200

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Diamond Cable
      Communications PLC Sr.
      Disc. Notes [STEP]
      10.383%.................  12/15/05 $     60 $     46,800
    Dobson Communications
      Corp. Sr. Notes
      11.75%..................  04/15/07       40       42,300
    Esprit Telecom Group PLC
      Sr. Notes
      11.50%..................  12/15/07       10       10,300
    Globalstar LP/Capital Sr.
      Notes
      11.375%.................  02/15/04       45       45,450
    Hermes Europe Railtel BV
      Sr. Notes 144A
      11.50%..................  08/15/07       10       11,100
    Innova S de R.L. Sr. Notes
      12.875%.................  04/01/07       30       30,450
    Intercel, Inc. Sr. Disc.
      Notes [STEP]
      11.243%.................  02/01/06       70       51,363
    Intermedia Communications,
      Inc. Sr. Notes 144A
      8.50%...................  01/15/08       25       25,063
      8.875%..................  11/01/07       85       87,763
    International Cabletel,
      Inc. Sr. Notes [STEP]
      10.102%.................  02/01/06       65       50,538
    Iridium LLC Capital Corp.
      Sr. Notes Cl-B
      14.00%..................  07/15/05       55       60,363
    Iridium LLC Capital Corp.
      Sr. Notes 144A
      11.25%..................  07/15/05       10        9,900
    Jacor Communications Co.
      Notes
      9.75%...................  12/15/06       10       10,775
    JCAC Communications, Inc.
      Sr. Sub. Notes
      10.125%.................  06/15/06       45       49,050
    Jones Intercable Sr. Sub.
      Debs.
      10.50%..................  03/01/08       30       32,850
    Kitty Hawk, Inc. Senior
      Notes 144A
      9.95%...................  11/15/04       20       20,450
    L-3 Communications Corp.
      Sr. Sub. Notes Cl-B
      10.375%.................  05/01/07       20       21,700
    LCI International, Inc.
      Sr. Notes
      7.25%...................  06/15/07      610      634,400
    Marcus Cable Operating Co.
      Sr. Disc. Notes [STEP]
      10.86%..................  08/01/04       50       46,500
    McCaw International Ltd.
      Sr. Disc. Notes [STEP]
      12.942%.................  04/15/07       10        5,850
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    McLeod USA, Inc. Sr. Disc.
      Notes [STEP]
      9.111%..................  03/01/07 $     55 $     40,013
    Metronet Communications
      Corp. Sr. Disc. Notes
      [STEP] 144A
      10.557%.................  11/01/07       10        6,125
    Millicom International
      Cellular S.A. Sr. Disc.
      Notes [STEP]
      11.314%.................  06/01/06       80       59,400
    Mobile Telecommunications
      Corp. Sr. Notes
      13.50%..................  12/15/02       20       23,300
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      11.50%..................  09/01/03        5        4,950
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      10.032%.................  08/15/04      205      182,450
    Omnipoint Corp. Sr. Notes
      11.625%.................  08/15/06       25       26,500
    Orbcomm Global LP Cl-B Sr.
      Notes
      14.00%..................  08/15/04       40       43,600
    Pegasus Media &
      Communications, Inc.
      Notes
      12.50%..................  07/01/05       45       51,413
    PriCellular Wireless Sr.
      Notes
      10.75%..................  11/01/04       40       43,500
    Qwest Communications
      International, Inc. Sr.
      Disc. Notes [STEP] 144A
      8.792%..................  10/15/07       20       13,600
    Radio One, Inc.
      7.00%...................  05/15/04       10        9,675
    Radnor Holdings, Inc. Sr.
      Notes
      10.00%..................  12/01/03       10       10,400
    RCN Corp. Sr. Disc. Notes
      [STEP] 144A
      10.443%.................  10/15/07       40       25,200
    Rogers Cablesystems Ltd.
      Notes
      11.00%..................  12/01/15       60       69,600
    South Korea Telecom
      7.75%...................  04/29/04      185      143,838
    TCI Satellite
      Entertainment Sr. Sub.
      Notes 144A
      10.875%.................  02/15/07        5        5,300
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      8.776%..................  07/01/07       40       32,800

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    Telesystem International
      Wireless, Inc. Sr. Disc.
      Notes [STEP] 144A
      11.621%.................  11/01/07 $     10 $      5,550
    Transtel SA Sr. Notes 144A
      12.50%..................  11/01/07       15       14,100
    U.S. West Capital Funding
      Inc. Notes
      6.95%...................  01/15/37      710      732,188
    UIH Australia/Pacific Inc.
      Sr. Disc. Notes [STEP]
      144A
      12.83%..................  05/15/06       50       34,250
    Viacom, Inc. Sub. Debs.
      8.00%...................  07/07/06       40       40,200
    WinStar Communications,
      Inc. 144A
      15.0%...................  03/01/07       30       31,200
    Worldcom, Inc. Sr. Notes
      7.75%...................  01/01/07      965    1,037,375
                                                  ------------
                                                     5,379,943
                                                  ------------
TRANSPORTATION -- 0.0%
    Atlantic Express Sr. Notes
      144A
      10.75%..................  02/01/04       10       10,625
    Chemical Leaman Corp. Sr.
      Notes
      10.375%.................  06/15/05       10       10,500
    Eletson Holdings, Inc.
      Mortgage Notes
      9.25%...................  11/15/03       50       51,188
    Trico Marine Services Sr.
      Notes 144A
      8.50%...................  08/01/05       10       10,075
                                                  ------------
                                                        82,388
                                                  ------------
UTILITIES -- 1.0%
    AES China Generating Co.
      Ltd. Sr. Notes
      10.125%.................  12/15/06       10        9,725
    AES Corp. Sr. Sub. Notes
      8.375%..................  08/15/07       20       20,000
    Arizona Public Service Sr.
      Notes
      6.75%...................  11/15/06      415      423,819
    Baltimore Gas & Electric
      Medium-Term Notes
      6.90%...................  02/01/05      705      730,556
    Cleveland Electric
      Illumination Co. First
      Mtge. Cl-B
      9.50%...................  05/15/05       25       27,906
    Coho Energy, Inc. Sr. Sub.
      Notes
      8.875%..................  10/15/07       10       10,050
    Columbia Gas Systems, Inc.
      Debs.
      6.61%...................  11/28/02      480      487,800
    Connecticut Light & Power
      First Mtge.
      7.875%..................  06/01/01      290      299,425
                                           PAR
                               MATURITY   (000)      VALUE
                               --------- -------- ------------
    El Paso Electric Co. First
      Mtge. Cl-E
      9.40%...................  05/01/11 $     10 $     11,375
    Enersis SA Notes
      7.40%...................  12/01/16      520      540,800
      6.60%...................  12/01/26      220      222,200
    Espirito Santo Centrais
      Sr. Notes 144A
      10.00%..................  07/15/07       15       13,650
    Illinova Corp. Notes
      7.125%..................  02/01/04      385      393,663
    Long Island Lighting Debs.
      9.00%...................  11/01/22       40       44,550
    Niagara Mohawk Power Corp.
      Notes
      9.95%...................  06/01/00       50       50,028
    Northeast Utilities System
      Notes
      8.38%...................  03/01/05       31       30,667
      8.58%...................  12/01/06        9        8,918
                                                  ------------
                                                     3,325,132
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $45,043,997)..........                      46,516,304
                                                  ------------

U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 12.5%
FEDERAL HOME LOAN
  MORTGAGE CORP. -- 5.8%
      5.77%...................  01/09/98   10,000    9,987,178
      5.62%...................  01/14/98    5,000    4,989,853
      5.72%...................  01/14/98    5,000    4,989,672
      9.50%...................  05/01/05      386      406,766
      8.50%...................  06/01/27      387      403,836
                                                  ------------
                                                    20,777,305
                                                  ------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION. -- 1.9%
      5.50%..........  02/01/11-05/01/11    2,743    2,652,489
      6.50%..........  02/01/26-07/01/26    1,058    1,045,216
      7.00%..........  03/18/02-10/01/27    1,974    1,991,020
      7.50%..........  10/15/23-06/01/27      188      192,693
      8.50%..................   10/15/08      949    1,000,620
                                                  ------------
                                                     6,882,038
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 4.8%
      6.50%..................   08/01/25       86       84,585
      6.875%.........  11/20/21-10/20/25    1,294    1,324,673
      7.00%..........  08/15/10-11/15/25    3,028    3,076,573
      7.375%.........  05/20/24-06/20/26      895      915,999
      7.50%..........  10/15/26-10/15/27    5,850    5,996,958
      10.00%.................   06/15/13      498      543,538
      5.50% [TBA]............   02/16/28    2,930    2,926,338
      5.50% [TBA]............   03/15/28      585      584,269
      6.00% [TBA]............   01/16/28      685      661,881
      7.00% [VR].............   09/20/23       58       59,214
      7.00% [TBA]............   01/16/28      615      623,639
      7.375% [VR]............   04/20/23      310      317,748
                                                  ------------
                                                    17,115,415
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $44,591,767)..................              44,774,758
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
U.S. TREASURY OBLIGATIONS -- 7.4%
U.S. TREASURY BILLS -- 0.5%
      5.205%#................ 01/22/98    $1,930  $  1,924,392
                                                  ------------
U.S. TREASURY BONDS -- 2.4%
      6.625%................. 02/15/27     1,270     1,378,522
      6.375%................. 08/15/27     6,670     7,042,652
                                                  ------------
                                                     8,421,174
                                                  ------------
U.S. TREASURY NOTES -- 4.5%
      5.625%................. 10/31/99     3,305     3,302,720
      6.25%.................. 06/30/02     7,405     7,555,618
      5.75%.................. 10/31/02     2,920     2,923,387
      5.75%.................. 11/30/02     1,900     1,902,280
      6.125%................. 08/15/07       520       534,596
                                                  ------------
                                                    16,218,601
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $26,014,713)..................              26,564,167
                                                  ------------
COLLATERALIZED MORTGAGE & ASSET-BACKED OBLIGATIONS -- 3.2%
    Advanta Mtge. Loan Trust
      1997-2 Cl-A2
      7.05%.................. 05/25/21       805       815,319
    Advanta Mtge. Loan Trust
      Series 1997-3 Cl-A3
      6.69%.................. 04/25/17       655       659,557
    Amresco Residential
      Securities Mtge. Loan
      Trust Series 1997-3
      Cl-A3
      6.60%.................. 01/25/18       440       441,925
    Capital Equipment
      Receivables Trust
      Series 1996-1 Cl-A4
      6.28%.................. 06/15/00       600       601,380
    Carco Auto Loan Master
      Trust Series 1997-1
      Cl-A
      6.689%................. 08/15/06       615       618,801
    CMAC 97-Ml1 Cl-A2
      6.57%.................. 12/15/30       255       257,231
    CMAC 97-Ml1 Cl-A3
      6.57%.................. 12/15/30       700       705,906
    Federal National Mtge.
      Assoc. REMIC Series
      1989-71 Cl-J
      8.50%.................. 10/25/19       880       953,150
    Federal National Mtge.
      Assoc. REMIC Series
      1993-240 Cl-B
      6.25%.................. 12/25/13       548       539,649
    Federal National Mtge.
      Assoc. REMIC Series
      1997-61 Cl-ZC
      7.00%.................. 02/25/23       317       310,818
    First Union-Lehman Bros.
      Commercial Mortgage
      Series 1997-C2 Cl-A3
      6.65%.................. 06/18/08       470       474,259
    Green Tree Financial
      Corp. Series 1997-2
      Cl-A6
      7.24%.................. 03/15/25       635       654,739
                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
    Green Tree Financial
      Corp. Series 1997-3
      Cl-A4
      6.93%.................. 07/15/28    $1,095  $  1,124,154
    Green Tree Recreational,
      Equipment & Consumer
      Trust Series 1997-B
      Cl-A1
      6.55%.................. 07/15/28     1,321     1,332,585
    PNC Mtge. Securities
      Corp. Series 1997-6
      Cl-A2
      6.60%.................. 01/01/00       551       554,811
    Provident Bank Home
      Equity Loan Trust
      6.91%.................. 01/25/29       455       456,493
    Securitized Asset Sales,
      Inc.
      6.808%................. 11/28/23       973       951,458
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE & ASSET-
  BACKED OBLIGATIONS
  (COST $11,286,177)..................              11,452,235
                                                  ------------

SOVEREIGN ISSUES -- 0.0%
NETHERLANDS
    Asia Pulp & Paper
      International Finance
      Co. Notes 11.75%
      (COST $47,559)......... 10/01/05        45        41,625
                                                  ------------

COMMERCIAL PAPER -- 2.8%
    Corporate Receivables
      Corp. 5.625% (COST
      $9,982,583)............ 01/12/98    10,000     9,982,583
                                                  ------------

REPURCHASE AGREEMENTS -- 3.7%
    UBS Securities Funding, Inc.,
      6.45% dated 12/31/97,
      repurchase price
      $13,089,689
      (Collateralized by U.S.
      Treasury Notes, par
      value $9,787,000,
      market value
      $13,366,901, due
      02/15/19)
      (COST $13,085,000)..... 01/02/98    13,085    13,085,000
                                                  ------------
                                         SHARES
                                        --------

SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash
      Fund ..................            877,099       877,099
    Temporary Investment
      Fund ..................            877,099       877,099
                                                  ------------
    (COST $1,754,198)........                        1,754,198
                                                  ------------
TOTAL INVESTMENTS -- 100.5%
  (COST $329,164,146).................             359,223,570
                                                  ------------

AST PUTNAM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
SALE COMMITMENTS -- (0.1%)
Federal National Mortgage
  Assoc. [TBA] 6.50%
  (COST $(207,113)).......... 01/16/28      $210  $   (207,375)
LIABILITES IN EXCESS OF
  ASSETS -- (0.4%)....................              (1,425,321)
                                                  ------------
NET ASSETS -- 100.0%..................            $357,590,874
                                                   ===========

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
01/98          Buy      JPY         327,231     $    2,514     $    2,518         $      4
01/98          Buy      FRF         219,328         36,893         36,561             (332)
02/98          Buy      FRF      18,630,000      2,258,564      2,206,795          (51,769)
01/98          Buy      GBP          20,014         33,388         32,918             (470)
01/98          Buy      PTE      14,913,731         81,865         81,137             (728)
                                                ----------     ----------         --------
                                                $2,413,224     $2,359,929         $(53,295)
                                                ==========     ==========         ========

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               DELIVER           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
01/98          Sell     CHF          38,065     $   26,121     $   26,120         $      1
02/98          Sell     FRF      13,230,000      2,137,318      2,206,795          (69,477)
01/98          Sell     ITL      64,667,366         36,553         36,836             (283)
06/98          Sell     JPY     260,000,000      2,061,372      2,049,040           12,332
                                                ----------     ----------         --------
                                                $4,261,364     $4,318,791         $(57,427)
                                                ==========     ==========         ========

#Securities with an aggregate market value of $1,804,740 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                  NOTIONAL
                                      EXPIRATION   AMOUNT    UNREALIZED
             DESCRIPTION                MONTH      (000)    DEPRECIATION
------------------------------------------------------------------------
FTSE 100 Index.......................    03/98      2,050    $   (5,386)
NASDAQ 100...........................    03/98      1,800      (166,950)
Russell 2000.........................    03/98      4,500       (29,925)
S & P 500............................    03/98      5,750       (75,038)
U.S. Treasury 10 Year Note
 (Shorted)...........................    03/98     (1,800)      (12,188)
                                                            ------------
                                                             $ (289,487)
                                                            ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
CORPORATE OBLIGATIONS -- 88.9%
ADVERTISING -- 1.2%
    Larmar Advertising Co.
      Sr. Sub. Notes
      9.625%..................  12/01/06 $  1,700 $   1,840,250
    Outdoor Systems, Inc.
      Sr. Sub. Notes
      8.875%..................  06/15/07    3,025     3,176,250
                                                  -------------
                                                      5,016,500
                                                  -------------
AEROSPACE -- 0.1%
    United Defense Sr. Sub.
      Notes 144A
      8.75%...................  11/15/07      600       606,750
                                                  -------------
AUTOMOTIVE PARTS -- 2.0%
    Aftermarket Technology,
      Inc. Sr. Sub. Notes
      12.00%..................  08/01/04    1,938     2,160,870
    Delco Remy International,
      Inc. Sr. Notes
      8.625%..................  12/15/07      400       407,000
    Exide Corp. Sr. Notes
      10.00%..................  04/15/05    1,225     1,304,625
    Lear Corp. Sub. Notes
      9.50%...................  07/15/06    2,500     2,762,500
    Lear Seating Sub. Notes
      8.25%...................  02/01/02      550       560,312
    Oxford Automotive, Inc.
      Notes
      10.125%.................  06/15/07    1,300     1,378,000
                                                  -------------
                                                      8,573,307
                                                  -------------
BROADCASTING -- 7.8%
    Acme Television Finance
      Sr. Disc. Notes [STEP]
      144A
      11.017%.................  09/30/04    3,100     2,297,875
    Australis Media Ltd. Sr.
      Disc. Notes [STEP]
      28.52%..................  05/15/03        6         2,214
    Australis Media Ltd. Units
      [STEP]
      15.83%..................  05/15/03      625       250,000
    Capstar Radio Broadcasting
      Sr. Sub. Notes
      9.25%...................  07/01/07    1,000     1,032,500
    Chancellor Media Corp.
      Notes Cl-B
      8.75%...................  06/15/07      600       610,500
    Chancellor Media Corp.
      Sr. Sub. Notes.
      8.125%..................  12/15/07    1,000       980,000
      9.375%..................  10/01/04    1,150     1,198,875
    Echostar Satellite
      Broadcasting Co. Sr.
      Disc. Notes [STEP]
      10.944%.................  03/15/04    4,525     3,823,625

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Fox Liberty Networks LLC
      Sr. Notes 144A
      8.875%..................  08/15/07 $  1,125 $   1,127,812
    Fox Liberty Networks LLC
      Sr. Notes [STEP] 144A
      9.728%..................  08/15/07    4,825     3,112,125
    Frontiervision Holdings
      [STEP] 144A
      10.243%.................  09/15/07    2,100     1,554,000
    Heritage Media Corp.
      Sr. Sub. Notes
      8.75%...................  02/15/06    3,200     3,465,888
    Katz Media Corp. Sr. Sub.
      Notes Cl-B
      10.50%..................  01/15/07    1,700     1,878,500
    NWCG Holding Corp.
      Sr. Disc. Notes [ZCB]
      5.614%..................  06/15/99      300       275,415
    SCI Television, Inc. Sr.
      Notes
      11.00%..................  06/30/05    1,150     1,193,228
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%..................  05/15/06    1,175     1,295,437
    Sinclair Broadcasting
      Group Sr. Sub. Notes
      10.00%..................  09/30/05    2,000     2,130,000
      9.00%...................  07/15/07    2,000     2,030,000
      8.75%...................  12/15/07    1,100     1,102,750
    Sullivan Broadcasting
      Holdings Co.
      Sr. Sub. Notes
      10.25%..................  12/15/05    1,800     1,935,000
      13.25%..................  12/15/06      150       158,250
    TCI Communications, Inc.
      Sr. Notes
      6.875%..................  02/15/06      550       552,959
    Young Broadcasting Corp.
      Sr. Sub. Notes
      11.75%..................  11/15/04      250       278,125
      10.125%.................  02/15/05    1,175     1,245,500
    Young Broadcasting Corp.
      Sr. Sub Notes Cl-B
      9.00%...................  01/15/06      500       502,500
                                                  -------------
                                                     34,033,078
                                                  -------------
BUILDING MATERIALS -- 0.6%
    American Builders &
      Contractors Notes Cl-B
      10.625%.................  05/15/07    1,175     1,224,937
    Falcon Building Products
      Sr. Sub. Notes
      9.50%...................  06/15/07      350       358,750
    Falcon Building Products
      [STEP] Cl-B
      9.855%..................  06/15/07    1,500     1,001,250
                                                  -------------
                                                      2,584,937
                                                  -------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
BUSINESS SERVICES -- 1.3%
    Coinmach Corporation
      Sr. Notes Cl-C 144A
      11.75%..................  11/15/05 $  1,200 $   1,338,000
    Dialog Corp. PLC Sr. Sub.
      Notes 144A
      11.00%..................  11/15/07    2,425     2,528,062
    Outsourcing Solutions
      Corp. Sr. Sub. Notes
      Cl-B
      11.00%..................  11/01/06    1,575     1,752,187
                                                  -------------
                                                      5,618,249
                                                  -------------
CAPITAL GOODS -- 0.8%
    Buckeye Cellulos Corp.
      Sr. Sub. Notes
      8.50%...................  12/15/05    1,500     1,530,000
      9.25%...................  09/15/08    1,750     1,828,750
                                                  -------------
                                                      3,358,750
                                                  -------------
CHEMICALS -- 2.8%
    Foamex Capital Corp.
      Sr. Sub Notes
      13.50%..................  08/15/05      500       572,500
    Harris Chemical North
      America Sr. Notes
      10.25%..................  07/15/01    1,850     1,961,000
    ISP Holdings, Inc.
      Sr. Notes Cl-B
      9.75%...................  02/15/02    1,000     1,061,250
      9.00%...................  10/15/03    1,475     1,535,844
    Polymer Group Holdings Sr.
      Sub. Notes Cl-B
      9.00%...................  07/01/07    4,275     4,296,375
    RBX Corp. Notes Cl-B
      11.25%..................  10/15/05    1,000       890,000
    Sterling Chemicals
      Holdings Sr. Disc. Notes
      [STEP]
      13.87%..................  08/15/08    2,350     1,421,750
    Uniroyal Technology Corp.
      Sr. Notes
      11.75%..................  06/01/03      425       444,125
                                                  -------------
                                                     12,182,844
                                                  -------------
CLOTHING & APPAREL -- 2.2%
    Brylane L.P. Sr. Sub.
      Notes Cl-B
      10.00%..................  09/01/03    1,325     1,412,781
    Dyersburg Corp. Guarantee
      Cl-B
      9.75%...................  09/01/07    1,725     1,798,312
    GFSI, Inc. Sr. Sub. Notes
      Cl-B
      9.625%..................  03/01/07      850       875,500
    Glenoit Corp. Sr. Sub.
      Notes 144A
      11.00%..................  04/15/07    1,650     1,782,000
    Hosiery Corp. of America,
      Inc. Sr. Sub. Notes
      13.75%..................  08/01/02      500       542,500
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Pillowtex Corp.
      Sr. Sub. Notes
      10.00%..................  11/15/06 $  1,950 $   2,096,250
    Pillowtex Corp. Sr. Sub.
      Notes 144A
      9.00%...................  12/15/07      850       875,500
                                                  -------------
                                                      9,382,843
                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    DecisionOne Corp.
      Sr. Sub. Notes
      9.75%...................  08/01/07    1,200     1,242,000
                                                  -------------
CONGLOMERATES -- 0.1%
    Climachem, Inc.
      Sr. Notes 144A
      10.75%..................  12/01/07      500       517,500
                                                  -------------
CONSTRUCTION -- 0.8%
    American Architectural
      Sr. Notes 144A
      11.75%..................  12/01/07    1,100     1,113,750
    Building Materials Corp.
      Sr. Notes 144A
      8.00%...................  10/15/07    2,250     2,255,625
                                                  -------------
                                                      3,369,375
                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 5.4%
    American Safety Razor Co.
      Sr. Notes
      9.875%..................  08/01/05    1,250     1,343,750
    Amscan Holdings, Inc.
      Sr. Sub. Notes 144A
      9.875%..................  12/15/07      550       565,125
    Cabot Safety Corp.
      Sr. Sub. Notes
      12.50%..................  07/15/05    1,500     1,687,500
    Collins & Aikman
      Floorcovering
      Sr. Sub. Notes
      10.00%..................  01/15/07    1,025     1,081,375
    Collins & Aikman Products
      Sr. Sub. Notes
      11.50%..................  04/15/06    2,700     3,047,625
    Herff Jones, Inc.
      Sr. Sub. Notes
      11.00%..................  08/15/05      550       600,875
    NBTY, Inc. Sr. Sub. Notes
      144A
      8.625%..................  09/15/07    2,350     2,361,750
    Playtex Family Products
      Corp. Sr. Sub. Notes
      9.00%...................  12/15/03    2,100     2,142,000
    Playtex Products, Inc.
      Cl-B
      8.875%..................  07/15/04      350       358,750
    Renaissance Cosmetics,
      Inc. Sr. Notes
      11.75%..................  02/15/04      650       601,250

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Revlon Consumer Products
      Corp. Sr. Notes Cl-B
      9.375%..................  04/01/01 $    500 $     517,500
      10.50%..................  02/15/03    1,375     1,457,500
    Simmons Co. Sr. Sub. Notes
      10.75%..................  04/15/06    1,250     1,328,125
    Syratech Corp. Sr. Notes
      11.00%..................  04/15/07    1,250     1,168,750
    Westpoint Stevens, Inc.
      Sr. Sub. Debs.
      9.375%..................  12/15/05    4,700     4,958,500
                                                  -------------
                                                     23,220,375
                                                  -------------
CONTAINERS & PACKAGING -- 1.5%
    Container Corp. of America
      Sr. Notes
      9.75%...................  04/01/03      250       271,250
      11.25%..................  05/01/04      250       275,000
    Four M Corp. Sr. Notes
      12.00%..................  06/01/06    1,300     1,384,500
    Owens-Illinois, Inc. Sr.
      Notes
      8.10%...................  05/15/07    1,000     1,074,010
    Plastic Containers, Inc.
      Sr. Notes Cl-B
      10.00%..................  12/15/06      450       481,500
    Stone Container Corp. Sr.
      Notes
      11.50%..................  10/01/04    1,200     1,281,000
      12.58% [VR].............  08/01/16    1,550     1,712,750
                                                  -------------
                                                      6,480,010
                                                  -------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    Advanced Micro Devices,
      Inc. Sr. Notes
      11.00%..................  08/01/03      750       805,312
    Amphenol Corp.
      Sr. Sub. Notes
      9.875%..................  05/15/07    2,000     2,140,000
    Electronic Retailing
      Systems, Inc. Sr. Disc.
      Notes [STEP]
      15.94%..................  02/01/04      875       586,250
    Viasystems, Inc.
      Sr. Sub. Notes
      9.75%...................  06/01/07      725       752,187
                                                  -------------
                                                      4,283,749
                                                  -------------
ENTERTAINMENT &
  LEISURE -- 2.7%
    AMF Group, Inc. Sr. Disc.
      Notes [STEP]
      10.064%.................  03/15/06    3,137     2,482,151
    Cobblestone Golf Group Sr.
      Notes
      11.50%..................  06/01/03      750       817,500
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    KSL Recreation Group, Inc.
      Sr. Sub. Notes Cl-B
      10.25%..................  05/01/07 $    400 $     430,000
    Livent, Inc. Sr. Notes
      144A
      9.375%..................  10/15/04    1,800     1,809,000
    Premier Parks Corp. Sr.
      Notes
      9.75%...................  01/15/07      450       481,500
    Premier Parks Corp.
      Sr. Notes Cl-A
      12.00%..................  08/15/03    1,600     1,784,000
    Six Flags Theme Parks
      Sr. Sub. Notes
      Cl-A [STEP]
      9.87%...................  06/15/05    3,625     3,878,750
                                                  -------------
                                                     11,682,901
                                                  -------------
ENVIRONMENTAL SERVICES -- 1.8%
    Allied Waste Industries,
      Inc. Sr. Disc. Notes
      [STEP] 144A
      9.548%..................  06/01/07    4,200     2,971,500
    Allied Waste North America
      Sr. Sub. Notes
      10.25%..................  12/01/06    2,700     2,976,750
    Envirosource, Inc. Sr.
      Notes
      9.75%...................  06/15/03    1,400     1,429,750
    ICF Kaiser International,
      Inc. Sr. Sub. Notes
      13.00%..................  12/31/03      600       622,500
                                                  -------------
                                                      8,000,500
                                                  -------------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05      781       870,815
                                                  -------------
FARMING & AGRICULTURE -- 0.4%
    Dimon, Inc. Sr. Notes
      8.875%..................  06/01/06    1,750     1,870,312
                                                  -------------
FINANCIAL-BANK & TRUST -- 1.2%
    First Nationwide Holdings
      Sr. Sub. Notes
      9.125%..................  01/15/03      275       288,750
      10.625%.................  10/01/03    4,525     5,079,312
                                                  -------------
                                                      5,368,062
                                                  -------------
FINANCIAL SERVICES -- 1.0%
    Contifinancial Corp. Sr.
      Notes
      8.375%..................  08/15/03    1,500     1,566,000
    Intertek Finance PLC
      Sr. Sub. Notes Cl-B
      10.25%..................  11/01/06    1,000     1,055,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Unifrax Investment Corp.
      Sr. Notes
      10.50%..................  11/01/03 $  1,650 $   1,707,750
                                                  -------------
                                                      4,328,750
                                                  -------------
FOOD -- 4.7%
    Ameriserv Food Distributor
      Sr. Sub. Notes
      8.875%..................  10/15/06    1,200     1,218,000
      10.125%.................  07/15/07    2,800     2,954,000
    Aurora Foods, Inc.
      Sr. Sub. Notes Cl-B
      9.875%..................  02/15/07    1,775     1,881,500
    Carr-Gottstein Foods Co.
      Sr. Sub. Notes
      12.00%..................  11/15/05      900       999,000
    Community Distributors,
      Inc. Sr. Notes 144A
      10.25%..................  10/15/04    1,000     1,025,000
    Curtice-Burns Foods, Inc.
      Sr. Sub. Notes
      12.25%..................  02/01/05    1,100     1,218,250
    Di Giorgio Corp.
      Sr. Notes Cl-B
      10.00%..................  06/15/07    1,350     1,333,125
    International Home Foods,
      Inc. Sr. Sub. Notes
      10.375%.................  11/01/06    2,750     3,038,750
    Jitney-Jungle Stores
      Sr. Sub. Notes
      10.375%.................  09/15/07    2,000     2,100,000
    Nebco Evans Holding Co.
      Sr. Disc. Notes [STEP]
      10.842%.................  07/15/07    1,250       818,750
    PMI Acquisition Corp.
      Sr. Sub. Notes
      10.25%..................  09/01/03      750       800,625
    Stater Brothers Holdings,
      Inc. Sr. Sub. Notes
      9.00%...................  07/01/04    1,125     1,179,844
    Van de Kamps, Inc.
      Sr. Sub. Notes
      12.00%..................  09/15/05    1,450     1,624,000
                                                  -------------
                                                     20,190,844
                                                  -------------
FURNITURE -- 0.5%
    Sealy Mattress Co.
      Sr. Disc. Notes
      10.513% [STEP] 144A.....  12/15/07    1,000       610,000
      9.875% 144A.............  12/15/07      500       515,000
    Werner Holdings Co., Inc.
      Sr. Sub. Notes 144A
      10.00%..................  11/15/07    1,100     1,135,750
                                                  -------------
                                                      2,260,750
                                                  -------------
HEALTHCARE SERVICES -- 2.8%
    Alliance Imaging
      Sr. Sub. Notes
      9.625%..................  12/15/05      750       765,000
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Genesis Health Ventures,
      Inc. Sr. Sub. Notes
      9.75%...................  06/15/05 $  1,250 $   1,303,125
      9.25%...................  10/01/06      350       358,312
    Icon Fitness Corp. Sr.
      Disc. Notes Cl-B [STEP]
      14.165%.................  11/15/06    1,100       643,500
    Icon Health & Fitness
      Corp. Sr. Sub. Notes
      Cl-B
      13.00%..................  07/15/02      530       594,925
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.00%...................  01/15/05    3,450     3,519,000
      10.125%.................  03/01/05    1,700     1,861,500
      8.625%..................  01/15/07    3,000     3,105,000
                                                  -------------
                                                     12,150,362
                                                  -------------
HOTELS & MOTELS -- 0.4%
    Courtyard by Marriott Sr.
      Notes
      10.75%..................  02/01/08    1,500     1,642,500
                                                  -------------
INDUSTRIAL PRODUCTS -- 1.1%
    Capstar Hotel Co.
      Sr. Sub. Notes
      8.75%...................  08/15/07      725       752,187
    Continental Global Group,
      Inc. Sr. Notes Cl-B
      11.00%..................  04/01/07    1,100     1,177,000
    Elgin National Industries
      Sr. Notes 144A
      11.00%..................  11/01/07      475       495,188
    Leslie's Poolmart Sr.
      Notes
      10.375%.................  07/15/04      950       988,000
    MMI Products, Inc.
      Sr. Sub. Notes Cl-B
      11.25%..................  04/15/07    1,400     1,533,000
                                                  -------------
                                                      4,945,375
                                                  -------------
MACHINERY & EQUIPMENT -- 2.4%
    Alvey Systems, Inc.
      Sr. Sub. Notes
      11.375%.................  01/31/03    1,750     1,868,125
    Clark Materials Handling
      Corp. Sr. Notes
      10.75%..................  11/15/06    1,925     2,069,375
    Fairfield Manufacturing
      Co. Sr. Sub. Notes
      11.375%.................  07/01/01      900       954,000
    Hawk Corp. Sr. Notes
      10.25%..................  12/01/03      250       267,500
    International Knife & Saw,
      Inc. Sr. Sub. Notes
      11.375%.................  11/15/06    1,050     1,139,250
    Johnstown America
      Industries, Inc. Sr.
      Sub. Notes Cl-C
      11.75%..................  08/15/05      700       770,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    National Equipment
      Services, Sr. Sub. Notes
      144A
      10.00%..................  11/30/04 $  1,275 $   1,268,625
    Roller Bearing Co. Sr.
      Sub. Notes 144A
      9.625%..................  06/15/07      500       506,250
    Ryder TRS, Inc.
      Sr. Sub. Notes
      10.00%..................  12/01/06      300       302,250
    Tokheim Corp. Sr. Sub.
      Notes Cl-B
      11.50%..................  08/01/06    1,100     1,254,000
                                                  -------------
                                                     10,399,375
                                                  -------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.6%
    Dade International, Inc.
      Sr. Sub. Notes Cl-B
      11.125%.................  05/01/06    2,225     2,469,750
                                                  -------------
METALS & MINING -- 2.5%
    AEI Holding Co.
      Sr. Notes 144A
      10.00%..................  11/15/07    1,250     1,293,750
    Anker Coal Group, Inc.
      Sr. Notes 144A
      9.75%...................  10/01/07      450       457,875
    Bayou Steel Corp. First
      Mtge. Notes
      10.25%..................  03/01/01      750       776,250
    Euramax International Ltd.
      Sr. Sub. Notes
      11.25%..................  10/01/06    1,250     1,359,375
    GS Technologies Operating
      Corp. Sr. Notes
      12.00%..................  09/01/04      975     1,071,281
      12.25%..................  10/01/05    1,525     1,711,813
    Neenah Corp.
      Sr. Sub. Notes Cl-B
      11.125%.................  05/01/07    1,375     1,515,938
    Royal Oak Mines, Inc.
      Sr. Sub. Notes
      11.00%..................  08/15/06    1,150       833,750
    Ryerson Tull, Inc. Notes
      8.50%...................  07/15/01    1,000     1,040,000
      9.125%..................  07/15/06      900       969,750
                                                  -------------
                                                     11,029,782
                                                  -------------
OFFICE EQUIPMENT -- 0.5%
    Knoll, Inc. Sr. Sub. Notes
      10.875%.................  03/15/06      910     1,032,850
    United Stationers Supply
      Co. Sr. Sub. Notes
      12.75%..................  05/01/05    1,169     1,335,583
                                                  -------------
                                                      2,368,433
                                                  -------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
OIL & GAS -- 4.6%
    Abraxas Petroleum Corp.
      Sr. Notes Cl-B
      11.50%..................  11/01/04 $  3,000 $   3,300,000
    Dailey International, Inc.
      Notes 144A
      9.75%...................  08/15/07      975     1,028,625
    DI Industries, Inc. Sr.
      Notes
      8.875%..................  07/01/07    1,500     1,567,500
    Falcon Drilling Co., Inc.
      Sr. Notes
      9.75%...................  01/15/01      350       368,375
      12.50%..................  03/15/05      300       343,500
    Forcenergy, Inc.
      Sr. Sub. Notes
      9.50%...................  11/01/06    2,650     2,828,875
      8.50%...................  02/15/07    1,450     1,464,500
    Giant Industries, Inc.
      Sr. Sub. Notes
      9.75%...................  11/15/03      550       569,250
    Newpark Resources, Inc.
      Sr. Sub. Notes 144A
      8.625%..................  12/15/07      250       255,000
    Pacalta Resource Ltd.
      Sr. Notes Cl-B
      10.75%..................  06/15/04    1,050     1,040,813
    Petsec Energy, Inc.
      Sr. Sub. Notes Cl-B
      9.50%...................  06/15/07      700       721,875
    Pride Petroleum Services,
      Inc. Sr. Notes
      9.375%..................  05/01/07    2,500     2,700,000
    United Meridian Corp.
      Sr. Sub. Notes
      10.375%.................  10/15/05    1,775     1,970,250
    United Refining Co.
      Sr. Notes 144A
      10.75%..................  06/15/07    1,000     1,057,500
    XCL Ltd. Units 144A
      13.50%..................  05/01/04      750       903,750
                                                  -------------
                                                     20,119,813
                                                  -------------
PAPER & FOREST
  PRODUCTS -- 0.4%
    Repap New Brunswick Sr.
      Notes
      10.625%.................  04/15/05      500       477,500
    S.D. Warren Co.
      Sr. Sub. Notes
      12.00%..................  12/15/04    1,300     1,456,000
                                                  -------------
                                                      1,933,500
                                                  -------------
PRINTING & PUBLISHING -- 2.2%
    Affiliated Newspaper
      Investments, Inc. Sr.
      Disc. Notes [STEP]
      10.795%.................  07/01/06    2,200     2,101,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Garden State Newspapers,
      Inc. Sr. Sub. Notes
      12.00%..................  07/01/04 $    200 $     225,000
      8.75% 144A..............  10/01/09    2,575     2,594,313
    Hollinger International
      Publishing Co. Notes
      9.25%...................  02/01/06      800       848,000
      9.25%...................  03/15/07    1,950     2,067,000
    K-III Communications Corp.
      Sr. Notes
      8.50%...................  02/01/06    1,000     1,042,810
    Petersen Publishing Co.
      Sr. Sub. Notes Cl-B
      11.125%.................  11/15/06      600       681,000
                                                  -------------
                                                      9,559,123
                                                  -------------
REAL ESTATE -- 0.4%
    Trizec Finance Ltd. Sr.
      Notes
      10.875%.................  10/15/05    1,457     1,639,125
                                                  -------------
RETAIL & MERCHANDISING -- 1.0%
    Ralph's Grocery Co. Sr.
      Notes
      10.45%..................  06/15/04    3,675     4,148,156
                                                  -------------
SEMICONDUCTORS -- 0.4%
    Fairchild Semiconductor
      Corp. Sr. Sub. Notes
      10.125%.................  03/15/07    1,600     1,700,000
                                                  -------------
TELECOMMUNICATIONS -- 25.2%
    American Communications
      Services, Inc.
      Sr. Notes [STEP]
      10.564%.................  04/01/06    1,400     1,085,000
      13.75%..................  07/15/07      875     1,045,625
    Arch Communications Group
      Sr. Disc. Notes [STEP]
      12.758%.................  03/15/08    1,200       738,000
    Brooks Fiber Properties,
      Inc. Sr. Disc. Notes
      [STEP]
      8.52%...................  03/01/06    3,650     3,066,000
      8.825%..................  11/01/06    1,400     1,127,000
    Cablevision Systems Corp.
      Sr. Sub. Debs.
      7.875%..................  12/15/07    1,700     1,744,625
      9.875%..................  02/15/13      500       555,000
      9.25%...................  11/01/05    3,750     3,993,750
      9.875%..................  05/15/06      300       330,000
    Call-Net Enterprises, Inc.
      Sr. Disc. Notes [STEP]
      8.87%...................  08/15/07    3,100     2,108,000
    CCPR Services, Inc.
      Sr. Sub. Notes
      10.00%..................  02/01/07      500       482,500
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Cellular Communications
      International, Inc.
      Notes [ZCB]
      6.952%..................  08/15/00 $  1,550 $   1,263,250
    CF Cable TV, Inc. Sr.
      Notes
      11.625%.................  02/15/05      500       568,960
    Charter Communications
      Southeast Holdings
      Capital Corp. Cl-B
      [STEP]
      11.28%..................  03/15/07      650       510,250
    Charter Communications
      Southeast Holdings
      Capital Corp. L.P. Sr.
      Notes Cl-B
      11.25%..................  03/15/06    1,150     1,282,250
    Comcast Cellular Holdings
      Sr. Notes Cl-B
      9.50%...................  05/01/07    1,975     2,073,750
    Comcast Corp. Sr. Sub.
      Debs.
      9.375%..................  05/15/05    2,500     2,668,750
    Comcast U.K. Cable Corp.
      Debs. [STEP]
      9.719%..................  11/15/07    2,900     2,370,750
    Diamond Cable
      Communications PLC
      Sr. Disc. Notes [STEP]
      10.988%.................  09/30/04      250       225,000
      10.432%.................  12/15/05    4,000     3,110,000
      10.056%.................  02/15/07    1,125       770,625
    Esprit Telecom Group PLC
      Sr. Notes
      11.50%..................  12/15/07    1,000     1,035,000
    Hermes Europe Railtel BV
      Sr. Notes 144A
      11.50%..................  08/15/07    1,575     1,756,125
    Highwaymaster
      Communications, Inc. Sr.
      Notes
      13.75%..................  09/15/05    1,050     1,073,625
    Intermedia Communications
      of Florida, Inc. Sr.
      Disc. Notes [STEP]
      9.979%..................  05/15/06    4,650     3,673,500
    Intermedia Communications
      Inc. Sr. Notes 144A
      8.875%..................  11/01/07    1,000     1,030,000
      9.128% [STEP]...........  07/15/07      500       361,250
    International Cabletel,
      Inc. Sr. Notes [STEP]
      9.987%..................  10/15/03      500       478,750
      10.928%.................  04/15/05    1,050       879,375
      9.864%..................  02/01/06   38,000     3,002,000
    Jacor Communications Co.
      Notes
      9.75%...................  12/15/06      500       540,000

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Lenfest Communications,
      Inc. Sr. Sub. Notes
      8.375%..................  11/01/05 $  2,150 $   2,225,250
    McLeodUSA, Inc.
      Sr. Notes 144A
      9.25%...................  07/15/07    1,300     1,361,750
    McLeodUSA, Inc.
      Sr. Disc. Notes [STEP]
      9.111%..................  03/01/07    2,150     1,564,125
    Metronet Communications
      Corp. Sr. Disc. Notes
      [STEP] 144A
      10.269%.................  11/01/07    1,925     1,207,938
    Metronet Communications
      Corp. Units 144A
      12.00%..................  08/15/07    1,525     1,765,188
    Millicom International
      Cellular S.A. Sr. Disc.
      Notes [STEP]
      11.462%.................  06/01/06    4,075     2,995,125
    Nextel Communications,
      Inc. Sr. Disc. Notes
      [STEP]
      9.876%..................  08/15/04    3,100     2,766,750
      8.402% 144A.............  09/15/07    1,575       994,219
    Nextlink Communications,
      Inc. Sr. Notes
      9.625%..................  10/01/07    1,250     1,290,625
    Paging Network, Inc.
      Sr. Sub. Notes
      10.00%..................  10/15/08    3,600     3,753,000
    Pegasus Communications
      Corp.
      Sr. Notes 144A
      9.625%..................  10/15/05    1,050     1,076,250
    Pegasus Media &
      Communications, Inc.
      Notes
      12.50%..................  07/01/05      975     1,116,375
    Qwest Communications
      International, Inc. Sr.
      Disc. Notes [STEP] 144A
      8.792%..................  10/15/07    3,100     2,108,000
    Qwest Communications
      International, Inc.
      Sr. Notes Cl-B
      10.875%.................  04/01/07    1,750     1,986,250
    RCN Corp. Sr. Disc. Notes
      [STEP] 144A
      9.53%...................  10/15/07    2,000     1,265,000
    Rogers Cablesystems of
      America Sr. Notes
      10.00%..................  03/15/05    2,500     2,775,000
      10.00%..................  12/01/07    1,350     1,491,750
      11.00%..................  12/01/15      750       870,000

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Rogers Communications,
      Inc. Sr. Notes
      8.875%..................  07/15/07 $    750 $     753,750
    Source Media, Inc.
      Sr. Sec'd. Notes 144A
      12.00%..................  11/01/04      350       348,250
    Sygnet Wireless, Inc. Sr.
      Notes
      11.50%..................  10/01/06    1,425     1,546,125
    Teleport Communications
      Group, Inc. Sr. Notes
      9.875%..................  07/01/06      225       254,250
    Teleport Communications
      Group, Inc. Sr. Disc.
      Notes [STEP]
      8.678%..................  07/01/07    5,375     4,441,094
    Telesystem International
      Wireless, Inc. Sr. Disc.
      Notes [STEP] 144A
      11.513%.................  11/01/07      800       448,000
    Telesystem International
      Wireless, Inc. [STEP]
      144A
      11.779%.................  06/30/07    3,425     2,157,750
    Telewest Communication PLC
      Debs. [STEP]
      9.379%..................  10/01/07    7,075     5,536,188
    Teligent, Inc. Sr. Notes
      11.50%..................  12/01/07    1,750     1,763,125
    UIH Australia Pacific,
      Inc. Sr. Disc. Notes
      [STEP]
      13.271%.................  05/15/06    3,100     2,061,500
    USA Mobile Communications
      Holdings, Inc. Sr. Notes
      9.50%...................  02/01/04    1,050     1,034,250
    Vanguard Cellular Systems,
      Inc. Debs.
      9.375%..................  04/15/06    2,000     2,090,000
    Viacom, Inc. Sub. Debs.
      8.00%...................  07/07/06    8,300     8,424,500
    Videotron Holdings PLC Sr.
      Notes
      10.625%.................  02/15/05    1,000     1,115,000
                                                  -------------
                                                    109,535,087
                                                  -------------
TRANSPORTATION -- 3.0%
    Allied Holdings, Inc.
      Notes Cl-B
      8.625%..................  10/01/07    1,000     1,020,000
    Ameritruck Distribution
      Corp. Sr. Sub. Notes
      12.25%..................  11/15/05    1,950     1,940,250
    Chemical Leaman Corp. Sr.
      Notes
      10.375%.................  06/15/05    1,000     1,065,000
    Gearbulk Holding Ltd. Sr.
      Notes
      11.25%..................  12/01/04    1,400     1,543,500

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Johnstown America
      Industries, Inc.
      Sr. Sub. Notes
      11.75%..................  08/15/05 $    600 $     660,000
    Statia Terminals First
      Mtge. Cl-A
      11.75%..................  11/15/03    1,000     1,050,000
    Stena AB Sr. Notes
      10.50%..................  12/15/05    3,275     3,577,938
      8.75%...................  06/15/07    1,125     1,139,063
    Trism, Inc. Sr. Sub. Notes
      10.75%..................  12/15/00    1,250     1,231,250
                                                  -------------
                                                     13,227,001
                                                  -------------
UTILITIES -- 1.0%
    California Energy Co.,
      Inc. Disc. Notes
      10.25%..................  01/15/04    1,825     1,971,000
    California Energy Co.,
      Inc. Sr. Notes
      9.50%...................  09/15/06    1,000     1,097,500
    El Paso Electric Co. First
      Mtge. Cl-E
      9.40%...................  05/01/11    1,075     1,215,610
                                                  -------------
                                                      4,284,110
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $369,060,694)...................            386,194,693
                                                  -------------

U.S. TREASURY OBLIGATIONS -- 0.9%
    U.S. Treasury Notes
      5.75%
    (COST $3,792,445).........  08/15/03    4,000     4,005,040
                                                  -------------

                                         SHARES
                                        ---------
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Sullivan Broadcasting Holdings
      Co.* ............................     2,400        25,200
                                                   ------------
CAPITAL GOODS -- 0.0%
    Australis Holdings Warrants*.......     1,000             0
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*........................     1,075        32,250
    Uniroyal Technology Corp.
      Warrants* .......................     2,500         9,063
                                                   ------------
                                                         41,313
                                                   ------------
CLOTHING & APPAREL -- 0.0%
    Hosiery Corp. of America, Inc.* ...       400         2,800
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT --
  0.0%
    Electronic Retailing, Inc. 144A ...       875        17,500
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.0%
    ICF Kaiser International, Inc.
      Warrants* .......................     1,200           300
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Icon Health & Fitness Corp.
      Warrants 144A* ..................       250        12,625
                                                   ------------

                                         SHARES       VALUE
                                        --------- -------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................       300 $      18,000
                                                   ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*............................     1,000       110,500
                                                   ------------
TELECOMMUNICATIONS -- 0.1%
    Cellular Communications
      International, Inc. Warrants* ...     1,100        22,000
    HighwayMaster Communications, Inc.
      Warrants* .......................     1,050         1,050
    Metronet Communications Corp.
      Warrants*........................     1,525             0
    Nextel Communications, Inc.
      Cl-A* ...........................     3,330        86,580
    Pegasus Communications Corp.
      144A.............................     1,128        22,983
    Pegasus Communications Corp.
      Warrants*........................     1,500        49,500
    Wireless One, Inc. Warrants*.......     1,500             0
                                                   ------------
                                                        182,113
                                                   ------------

TOTAL COMMON STOCK
  (COST $85,722).......................                 410,351
                                                   ------------

PREFERRED STOCK -- 4.3%
BROADCASTING -- 2.4%
    American Radio Systems Corp.
      $11.375 Cl-B [PIK] ..............    18,357     2,129,412
    Capstar Broadcasting Partner 12.00%
      [PIK] ...........................     6,500       749,125
    Chancellor Broadcasting Co. 12.25%
      [PIK]............................     7,500       978,750
    Chancellor Media Corp. 12.00%
      [PIK] ...........................    19,376     2,218,552
    Echostar Communications Corporation
      12.125% 144A ....................       575       606,625
    SFX Broadcasting, Inc. Cl-E 12.625%
      [PIK] ...........................    16,106     1,864,301
    Sinclair Broadcast Group, Inc.
      Cl-A $11.625 ....................    18,500     2,025,750
                                                   ------------
                                                     10,572,515
                                                   ------------
FINANCIAL SERVICES -- 0.2%
    California Federal Capital Corp.
      9.125% Cl-A [PIK] ...............    30,000       793,140
                                                   ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      $11.25 ..........................       650       698,750
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Primedia, Inc. $10.00 Cl-D ........    10,750     1,131,438
    Primedia, Inc. $9.20 144A .........     5,000       502,500
                                                   ------------
                                                      1,633,938
                                                   ------------
REAL ESTATE -- 0.2%
    Crown American Realty Trust $1.375
      Cl-A ............................    15,000       791,250
                                                   ------------
TELECOMMUNICATIONS -- 0.7%
    Nextel Communication, Inc. 13.00%
      [PIK] ...........................       875     1,001,875
    Pegasus Communications Corp. Cl-A
      12.75% [PIK] ....................     1,904     2,065,840
                                                   ------------
                                                      3,067,715
                                                   ------------

FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        --------- -------------
UTILITIES -- 0.3%
    El Paso Electric Co. 11.40%
      [PIK] ...........................    11,523 $   1,279,053
                                                   ------------
TOTAL PREFERRED STOCK
  (COST $16,711,678)...................              18,836,361
                                                   ------------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------  -------   ------------
REPURCHASE AGREEMENTS -- 4.7%
    Greenwich Capital
      Markets, Inc., 6.10%
      dated 12/31/97,
      repurchase price
      $20,383,905
      (Collateralized by
      U.S. Treasury Notes,
      par value
      $20,116,000, market
      value $20,802,440 due
      02/15/98)
      (COST $20,377,000)...  01/02/98   $20,377   $ 20,377,000
                                                  ------------
TOTAL INVESTMENTS -- 98.9%
  (COST $410,027,539)..........................    429,823,445
OTHER ASSETS LESS LIABILITIES -- 1.1%..........      4,596,237
                                                  ------------
NET ASSETS -- 100.0%...........................   $434,419,682
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 13.1% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
COMMON STOCK -- 46.8%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. ...............    3,800  $    161,025
                                                    ----------
AEROSPACE -- 0.8%
    AlliedSignal, Inc. ................    8,200       319,287
    Boeing Co. ........................    9,568       468,234
    Lockheed Martin Corp. .............    2,300       226,550
    Northrop Grumman Corp. ............    1,100       126,500
    Primex Technologies, Inc. .........      420        14,175
    Raytheon Co. Cl-A..................      536        26,415
    Raytheon Co. Cl-B..................    2,500       126,250
    Rockwell International Corp. ......    2,800       146,300
    United Technologies Corp. .........    3,600       262,125
                                                    ----------
                                                     1,715,836
                                                    ----------
AIRLINES -- 0.2%
    Alaska Air Group, Inc.*............    2,700       104,625
    AMR Corp.*.........................    1,900       244,150
    Delta Air Lines, Inc. .............      800        95,200
                                                    ----------
                                                       443,975
                                                    ----------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Chrysler Corp. ....................    3,500       123,157
    Ford Motor Co. ....................   13,600       662,150
    General Motors Corp. ..............    8,400       509,250
    Honda Motor Co. Ltd. [ADR].........    4,800       354,600
                                                    ----------
                                                     1,649,157
                                                    ----------
AUTOMOTIVE PARTS -- 0.4%
    Arvin Industries, Inc. ............    1,300        43,306
    Eaton Corp. .......................      800        71,400
    Echlin, Inc. ......................    3,100       112,181
    Federal-Mogul Corp. ...............      800        32,400
    Genuine Parts Co. .................    5,750       195,141
    Goodyear Tire & Rubber Co. ........    1,700       108,162
    Mark IV Industries, Inc. ..........    1,600        35,000
    Superior Industries International,
      Inc. ............................      700        18,769
    TRW, Inc. .........................    3,400       181,475
                                                    ----------
                                                       797,834
                                                    ----------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies, Inc. ....    5,400       237,600
    Cadbury Schweppes PLC [ADR]........    3,473       143,695
    Coca-Cola Co. .....................   25,500     1,698,937
    Coca-Cola Enterprises, Inc. .......    6,900       245,381
    Diageo PLC [ADR]...................    4,800       181,800
    PepsiCo, Inc. .....................   17,300       630,369
                                                    ----------
                                                     3,137,782
                                                    ----------
BROADCASTING -- 0.2%
    CBS Corp. .........................    4,500       132,469
    Chris-Craft Industries, Inc.*......    1,339        70,046
    Clear Channel Communications,
      Inc.*............................    2,200       174,762
    TCA Cable TV, Inc. ................    1,600        73,600
                                                    ----------
                                                       450,877
                                                    ----------
BUILDING MATERIALS -- 0.2%
    Calmat Co. ........................    1,700        47,387
    Georgia Pacific Corp. .............    1,500        34,031

                                         SHARES      VALUE
                                         -------  ------------
    Martin Marietta Materials Corp. ...    1,400  $     51,187
    Masco Corp. .......................    3,600       183,150
    Modine Manufacturing Co. ..........      600        20,475
    Vulcan Materials Co. ..............      600        61,275
                                                    ----------
                                                       397,505
                                                    ----------
BUSINESS SERVICES -- 0.2%
    Cognizant Corp. ...................    3,500       155,969
    Equifax, Inc. .....................    2,500        88,594
    Olsten Corp. ......................    2,000        30,000
    Robert Half International, Inc.*...    2,250        90,000
                                                    ----------
                                                       364,563
                                                    ----------
CHEMICALS -- 1.4%
    AKZO Nobel NV [ADR]................    1,000        86,875
    Cabot Corp. .......................    2,300        63,537
    Crompton & Knowles Corp. ..........    3,800       100,700
    Dexter Corp. ......................    1,500        64,781
    Dow Chemical Co. ..................    3,600       365,400
    Dupont, (E.I.) de Nemours & Co. ...   12,600       756,787
    FMC Corp.*.........................    1,600       107,700
    Great Lakes Chemical Corp. ........    2,500       112,187
    Hanna, (M.A.) Co. .................    2,100        53,025
    IMC Global, Inc. ..................    2,000        65,500
    Lubrizol Corp. ....................    2,200        81,125
    Monsanto Co. ......................    7,600       319,200
    Morton International, Inc. ........    4,500       154,687
    Olin Corp. ........................    2,100        98,437
    Pall Corp. ........................    5,400       111,712
    PPG Industries, Inc. ..............    2,800       159,950
    Rohm & Haas Co. ...................    1,600       153,200
    Solutia, Inc. .....................    1,160        30,957
    Witco Corp. .......................    3,100       126,519
                                                    ----------
                                                     3,012,279
                                                    ----------
CLOTHING & APPAREL -- 0.3%
    Cintas Corp. ......................    3,600       140,400
    Jones Apparel Group, Inc.*.........    2,600       111,800
    Nike, Inc. Cl-B....................    2,800       109,900
    Springs Industries, Inc. Cl-A......    2,000       104,000
    Unifi, Inc. .......................    2,500       101,719
                                                    ----------
                                                       567,819
                                                    ----------
COMPUTER HARDWARE -- 1.3%
    Bay Networks, Inc.*................    2,800        71,575
    Compaq Computer Corp. .............    7,500       423,281
    Dell Computer Corp.*...............    5,200       436,800
    Digital Equipment Corp.*...........    2,400        88,800
    Hewlett-Packard Co. ...............   10,800       675,000
    International Business Machines
      Corp. ...........................    9,900     1,035,169
    Seagate Technology, Inc.*..........    4,500        86,625
    Stratus Computer, Inc.*............    1,100        41,594
                                                    ----------
                                                     2,858,844
                                                    ----------
COMPUTER SERVICES & SOFTWARE -- 2.3%
    Adobe Systems, Inc. ...............      600        24,750
    America Online, Inc.* .............    1,900       169,456
    Automatic Data Processing, Inc. ...    4,000       245,500
    BMC Software, Inc.* ...............    2,300       150,937

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
Cadence Design Systems, Inc.* .........    4,500  $    110,250
    Ceridian Corp.* ...................    2,600       119,112
    Cisco Systems, Inc.* ..............    9,750       543,562
    CompUSA, Inc.* ....................    2,400        74,400
    Computer Associates International,
      Inc. ............................    6,562       346,966
    Compuware Corp.* ..................    4,000       128,000
    DST Systems, Inc.* ................      900        38,419
    First Data Corp. ..................    5,400       157,950
    Informix Corp.* ...................    2,900        13,775
    Microsoft Corp.* ..................   11,700     1,512,225
    Network Associates, Inc.* .........    1,300        68,737
    Novell, Inc.* .....................    9,500        71,250
    Oracle Corp.* .....................   10,950       244,322
    Parametric Technology Corp.* ......    2,500       118,437
    Paychex, Inc. .....................    3,600       182,250
    Policy Management Systems
      Corp.* ..........................      400        27,825
    Quantum Corp.* ....................    2,900        58,181
    Sterling Commerce, Inc.* ..........    2,200        84,562
    Storage Technology Corp.* .........    1,500        92,906
    Structural Dynamics Research
      Corp.* ..........................    1,300        29,250
    Sun Microsystems, Inc.* ...........    4,900       195,387
                                                    ----------
                                                     4,808,409
                                                    ----------
CONGLOMERATES -- 0.9%
    Hanson PLC [ADR] ..................      337         7,772
    Minnesota Mining & Manufacturing
      Co. .............................    5,000       410,312
    Philip Morris Companies, Inc. .....   26,100     1,182,656
    Tomkins PLC [ADR] .................    6,000       114,750
    Tyco International Ltd. ...........    4,000       180,250
                                                    ----------
                                                     1,895,740
                                                    ----------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ........    1,100        25,300
    Jacobs Engineering Group, Inc.* ...    1,700        43,137
                                                    ----------
                                                        68,437
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 1.6%
    Cendant Corp. .....................   12,169       418,309
    Colgate-Palmolive Co. .............    4,000       294,000
    Corning, Inc. .....................    3,900       144,787
    Cross, (A.T.) Co. Cl-A ............    1,400        14,175
    Eastman Kodak Co. .................    3,300       200,681
    Fortune Brands, Inc. ..............    2,400        88,950
    Gallaher Group PLC [ADR] ..........    2,400        51,300
    Gillette Co. ......................    6,400       642,800
    Imperial Tobacco Group PLC
      [ADR] ...........................      675         8,530
    International Flavors & Fragrances,
      Inc. ............................    3,200       164,800
    Lancaster Colony Corp. ............      700        39,462
    National Presto Industries,
      Inc. ............................      800        31,650
    Ogden Corp. .......................    1,000        28,187
    Pittston Brink Group ..............    1,300        52,325
    Procter & Gamble Co. ..............   14,600     1,165,262
    Sotheby's Holdings, Inc. Cl-A .....    1,000        18,500
    Stewart Enterprises, Inc. .........      900        41,962
                                                    ----------
                                                     3,405,680
                                                    ----------
                                         SHARES      VALUE
                                         -------  ------------
CONTAINERS & PACKAGING -- 0.2%
    Bemis Co., Inc. ...................    2,700  $    118,969
    Owens-Illinois, Inc.* .............    3,700       140,369
    Sealed Air Corp.* .................    2,400       148,200
                                                    ----------
                                                       407,538
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.4%
    AES Corp.* ........................    2,600       121,225
    Altera Corp.* .....................    4,300       142,437
    American Power Conversion
      Corporation* ....................    2,700        63,787
    Applied Materials, Inc.* ..........    5,200       156,650
    Arrow Electronics, Inc.* ..........    2,500        81,094
    Diebold, Inc. .....................    2,700       136,687
    Emerson Electric Co. ..............    6,000       338,625
    General Electric Co. ..............   32,200     2,362,675
    Hitachi Ltd. [ADR] ................    2,400       166,050
    Honeywell, Inc. ...................    2,000       137,000
    Hubbell, Inc. Cl-B ................    2,000        98,625
    Linear Technology Corp. ...........    1,900       109,487
    Maxim Integrated Products,
      Inc.* ...........................    4,000       138,000
    Molex, Inc. .......................    4,375       140,547
    Philips Electronics NV [ADR] ......    3,600       217,800
    Solectron Corp.* ..................    3,000       124,687
    Sundstrand Corp. ..................    2,200       110,825
    Symbol Technologies, Inc. .........    1,050        39,637
    Tandy Corp. .......................    1,200        46,275
    Teleflex, Inc. ....................    1,800        67,950
    Teradyne, Inc.* ...................    1,800        57,600
    Texas Instruments, Inc. ...........    3,000       135,000
    Varian Associates, Inc. ...........      700        35,394
                                                    ----------
                                                     5,028,057
                                                    ----------
ENTERTAINMENT & LEISURE -- 0.8%
    Brunswick Corp. ...................    2,000        60,625
    Callaway Golf Co. .................    1,900        54,269
    Circus Circus Enterprises,
      Inc.* ...........................    2,700        55,350
    Disney, (Walt) Co. ................    6,264       620,527
    Harley-Davidson, Inc. .............    3,800       104,025
    Mattel, Inc. ......................    2,800       104,300
    Mirage Resorts, Inc.* .............    3,800        86,450
    President Casinos, Inc.
      Warrants* .......................      883           221
    Time Warner, Inc. .................    6,900       427,800
    Viacom, Inc. Cl-B* ................    5,000       207,187
                                                    ----------
                                                     1,720,754
                                                    ----------
ENVIRONMENTAL SERVICES -- 0.2%
    Browning-Ferris Industries,
      Inc. ............................    1,840        68,080
    Tetra Tech, Inc.* .................    1,500        30,000
    U.S. Filter Corp.* ................    2,300        68,856
    USA Waste Services, Inc.* .........    5,000       196,250
    Waste Management, Inc. ............    5,323       146,382
                                                    ----------
                                                       509,568
                                                    ----------
EQUIPMENT SERVICES -- 0.0%
    Agco, Corp. .......................    2,100        61,425
                                                    ----------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
FINANCIAL-BANK & TRUST -- 4.3%
    Australia and New Zealand Banking
      Group Ltd. [ADR] ................    3,600  $    118,350
    Banc One Corp. ....................    7,300       396,481
    Banco Bilbao Vizcaya [ADR] ........    9,000       290,812
    Banco Frances del Rio de la Plata
      SA [ADR] ........................    5,060       138,517
    BankAmerica Corp. .................    4,400       321,200
    Chase Manhattan Corp. .............    4,856       531,732
    Citicorp ..........................    5,200       657,475
    City National Corp. ...............    1,800        66,487
    CoreStates Financial Corp. ........    3,400       272,212
    Crestar Financial Corp. ...........    2,600       148,200
    Fifth Third Bancorp ...............    3,150       257,512
    First Chicago NBD Corp. ...........    4,200       350,700
    First of America Bank Corp. .......    1,800       138,825
    First Security Corp. ..............    4,725       197,859
    First Tennessee National Corp. ....    2,700       180,225
    First Union Corp. .................    7,100       363,875
    Firstar Corp. .....................    2,400       101,850
    Fleet Financial Group, Inc. .......    3,600       269,775
    Huntington Bancshares, Inc. .......    3,600       129,600
    Keycorp ...........................    4,000       283,250
    Mellon Bank Corp. .................    4,400       266,750
    Mercantile Bancorporation, Inc. ...    2,100       129,150
    Mercantile Bankshares Corp. .......    2,700       105,637
    Morgan, (J.P.) & Co., Inc. ........    2,600       293,475
    NationsBank Corp. .................    8,600       522,987
    Northern Trust Corp. ..............    3,600       251,100
    Norwest Corp. .....................   10,800       417,150
    Pacific Century Financial Corp. ...    3,000        74,250
    PNC Bank Corp. ....................    5,520       314,985
    Regions Financial Corp. ...........    1,500        63,281
    Silicon Valley Bancshares* ........      700        39,375
    Southtrust Corp. ..................    3,000       190,312
    State Street Boston Corp. .........    2,900       168,744
    Summit Bancorp ....................    3,300       175,725
    U.S. Bancorp ......................    4,553       509,651
    Union Planters Corp. ..............    1,200        81,525
    Wells Fargo & Co. .................    1,100       373,381
                                                    ----------
                                                     9,192,415
                                                    ----------
FINANCIAL SERVICES -- 1.7%
    American Express Co. ..............    5,100       455,175
    Bear Stearns Companies, Inc. ......    2,415       114,712
    Block, (H&R), Inc. ................    2,500       112,031
    Comdisco, Inc. ....................    2,850        95,297
    Echelon International Corp.* ......      846        18,982
    Edwards, (A.G.), Inc. .............    2,250        89,437
    Fannie Mae ........................   12,100       690,456
    Finova Group, Inc. ................    2,000        99,375
    Franklin Resources, Inc. ..........    2,850       247,772
    Freddie Mac .......................    9,500       398,406
    Green Tree Financial Corp. ........    2,500        65,469
    Grupo Financiero Bancomer [ADR]
      144A* ...........................    1,400        18,025
    Household International, Inc. .....    1,600       204,100
    Merrill Lynch & Co., Inc. .........    3,100       226,106
                                         SHARES      VALUE
                                         -------  ------------
    Morgan Stanley, Dean Witter,
      Discover & Co. ..................    5,485  $    324,301
    Paine Webber Group, Inc. ..........    3,600       124,425
    Schwab, (Charles) Corp. ...........    2,250        94,359
    SunAmerica, Inc. ..................    4,200       179,550
    Washington Mutual, Inc. ...........    2,500       159,531
                                                    ----------
                                                     3,717,509
                                                    ----------
FOOD -- 1.6%
    American Stores Co. ...............    2,800        57,575
    Archer-Daniels-Midland Co. ........    7,782       168,772
    Conagra, Inc. .....................    6,800       223,125
    CPC International, Inc. ...........    1,800       193,950
    Dole Food Co. .....................    1,700        77,775
    Earthgrains Co. ...................      296        13,912
    General Mills, Inc. ...............    2,500       179,062
    Heinz, (H.J.) Co. .................    5,250       266,766
    IBP, Inc. .........................    2,400        50,250
    Kellogg Co. .......................    5,800       287,825
    Kroger Co.* .......................    5,400       199,462
    McCormick & Co., Inc. .............    3,300        92,400
    Ralston Purina Group ..............    2,100       195,169
    Safeway, Inc.* ....................    2,280       144,210
    Sara Lee Corp. ....................    6,200       349,137
    Smucker, (J.M.) Co. ...............    1,600        37,800
    Tyson Foods, Inc. .................    5,300       108,650
    Unilever PLC [ADR] ................    8,400       524,475
    Universal Corp. ...................    1,800        74,025
    Universal Foods Corp. .............    1,300        54,925
                                                    ----------
                                                     3,299,265
                                                    ----------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. .............    2,400       100,500
                                                    ----------
HEALTHCARE SERVICES -- 0.5%
    Apria Healthcare Group, Inc.* .....    2,000        26,875
    Columbia-HCA Healthcare Corp. .....    9,096       269,469
    Concentra Managed Care, Inc.* .....    1,600        54,000
    Foundation Health Systems Cl-A* ...    1,800        40,275
    Health Management Associates,
      Inc.* ...........................    3,000        75,750
    Healthsouth Corp.* ................    6,200       172,050
    Omnicare, Inc. ....................    2,800        86,800
    Oxford Health Plans, Inc.* ........    1,300        20,231
    PacifiCare Health Systems, Inc.
      Cl-A ............................      400        20,100
    PacifiCare Health Systems, Inc.
      Cl-B* ...........................    1,000        52,375
    United Healthcare Corp. ...........    3,400       168,937
    Vencor, Inc.* .....................    2,200        53,762
                                                    ----------
                                                     1,040,624
                                                    ----------
HOTELS & MOTELS -- 0.1%
    ITT Corp.* ........................    2,900       240,337
                                                    ----------
INDUSTRIAL PRODUCTS -- 0.0%
    Harsco Corp. ......................    2,000        86,250
                                                    ----------
INSURANCE -- 2.0%
    Aetna, Inc. .......................    2,502       176,547
    AFLAC, Inc. .......................    2,950       150,819
    Allstate Corp. ....................    2,600       236,275
    American Financial Group, Inc. ....    1,700        68,531
    American General Corp. ............    4,300       232,469

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--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
American International Group, Inc. ....    7,550  $    821,062
    Chubb Corp. .......................    2,600       196,625
    CIGNA Corp. .......................    1,300       224,981
    General Re Corp. ..................    1,300       275,600
    HSB Group, Inc. ...................    1,100        60,706
    Loews Corp. .......................    2,100       222,862
    Progressive Corp. .................    1,400       167,825
    Provident Companies, Inc. .........    2,800       108,150
    Selective Insurance Group, Inc. ...    2,000        54,000
    Torchmark Corp. ...................    4,600       193,487
    Transatlantic Holdings, Inc. ......    1,050        75,075
    Travelers Group, Inc. .............   12,670       682,596
    UNUM Corp. ........................    4,200       228,375
                                                    ----------
                                                     4,175,985
                                                    ----------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. ...............      342         9,362
    Rayonier, Inc. ....................      500        21,281
                                                    ----------
                                                        30,643
                                                    ----------
MACHINERY & EQUIPMENT -- 0.7%
    Black & Decker Corp. ..............    2,700       105,469
    Caterpillar, Inc. .................    5,600       271,950
    Danaher Corp. .....................    1,800       113,625
    Deere & Co. .......................    4,000       233,250
    Federal Signal Corp. ..............    1,700        36,762
    Flowserve Corp. ...................    2,900        81,019
    Gencorp, Inc. .....................    2,800        70,000
    Illinois Tool Works, Inc. .........    4,200       252,525
    Kennametal, Inc. ..................      500        25,906
    Precision Castparts Corp. .........      500        30,156
    Sequa Corp. Cl-A* .................      700        45,544
    Tecumseh Products Co. Cl-A ........    1,400        68,250
    Thermo Electron Corp.* ............    3,400       151,300
                                                    ----------
                                                     1,485,756
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.0%
    Baxter International, Inc. ........    3,900       196,706
    Beckman Instruments, Inc. .........      500        20,000
    Becton Dickinson & Co. ............    3,400       170,000
    Boston Scientific Corp.* ..........    3,400       155,975
    Forest Laboratories, Inc.* ........    1,000        49,312
    Genzyme Corp.-Tissue Repair* ......       63           433
    Guidant Corp. .....................    2,600       161,850
    Hillenbrand Industries, Inc. ......    1,500        76,781
    Johnson & Johnson Co. .............   12,600       830,025
    Medtronic, Inc. ...................    5,000       261,562
    Stryker Corp. .....................    3,400       126,650
    Sybron International Corp.* .......      900        42,244
                                                    ----------
                                                     2,091,538
                                                    ----------
METALS & MINING -- 0.3%
    Aluminum Company of America .......    3,100       218,162
    Barrick Gold Corp. ................    8,000       149,000
    Brush Wellman, Inc. ...............    1,300        31,850
    Carpenter Technology Corp. ........    2,200       105,737

                                         SHARES      VALUE
                                         -------  ------------
    Nucor Corp. .......................    1,600  $     77,300
    Placer Dome, Inc. .................    4,700        59,631
                                                    ----------
                                                       641,680
                                                    ----------

OFFICE EQUIPMENT -- 0.4%
    Ikon Office Solutions, Inc. .......    2,300        64,687
    Office Depot, Inc.* ...............    3,900        93,356
    Pitney Bowes, Inc. ................    1,900       170,881
    Standard Register Co. .............    1,700        59,075
    Staples, Inc.* ....................    3,500        97,125
    Viking Office Products, Inc.* .....    2,100        45,806
    Wallace Computer Service, Inc. ....    2,900       112,737
    Xerox Corp. .......................    3,900       287,869
                                                    ----------
                                                       931,536
                                                    ----------
OIL & GAS -- 4.7%
    Amerada Hess Corp. ................    4,700       257,912
    Amoco Corp. .......................    3,200       272,400
    Anadarko Petroleum Corp. ..........      500        30,344
    Apache Corp. ......................    1,600        56,100
    Atlantic Richfield Co. ............    4,000       320,500
    BJ Services Co.* ..................    4,100       294,944
    British Petroleum Co. PLC [ADR] ...    3,000       239,063
    Chevron Corp. .....................    7,400       569,800
    El Paso Natural Gas Co. ...........    1,400        93,100
    Enron Corp. .......................    4,400       182,875
    Ensco International, Inc. .........    4,200       140,700
    Ente Nazionale Idrocarbure SPA
      [ADR] ...........................    3,700       211,131
    Exxon Corp. .......................   25,400     1,554,163
    Global Marine, Inc.* ..............    4,200       102,900
    Halliburton Co. ...................    3,200       166,200
    Helmerich & Payne, Inc. ...........      900        61,088
    MCN Energy Group, Inc. ............    2,400        96,900
    Mobil Corp. .......................    8,500       613,594
    Murphy Oil Corp. ..................    1,800        97,538
    Nabors Industries, Inc.* ..........    2,200        69,163
    National Fuel Gas Co. .............    1,600        77,900
    Noble Affiliates, Inc. ............    1,800        63,450
    Noble Drilling Corp.* .............    2,400        73,500
    Occidental Petroleum Corp. ........    6,600       193,463
    Phillips Petroleum Co. ............    4,000       194,500
    Ranger Oil Ltd. ...................    5,400        37,125
    Repsol SA [ADR] ...................    3,000       127,688
    Royal Dutch Petroleum Co. .........   26,200     1,419,713
    Schlumberger Ltd. .................    4,200       338,100
    Shell Transport & Trading Co.
      [ADR] ...........................    6,000       262,500
    Societe Nationale Elf Aquitaine SA
      [ADR] ...........................    2,000       117,250
    Sonat, Inc. .......................    3,300       150,975
    Texaco, Inc. ......................    6,200       337,125
    Tidewater, Inc. ...................    2,700       148,838
    Tosco Corp. .......................    3,000       113,438
    Total SA [ADR] ....................    3,000       166,500
    Union Pacific Resources Group,
      Inc. ............................    5,509       133,593
    Unocal Corp. ......................    3,600       139,725
    USX-Marathon Group ................    5,400       182,250
    Valero Energy Corp. ...............    2,900        91,169

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--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    Washington Gas Light Co. ..........    2,200  $     68,063
    Weatherford Enterra, Inc.* ........    1,300        56,875
                                                    ----------
                                                     9,924,155
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.4%
    Georgia Pacific Corp. .............    1,500        91,125
    Glatfelter, (P.H.) Co. ............    2,600        48,425
    International Paper Co. ...........    5,000       215,625
    Kimberly-Clark Corp. ..............    7,000       345,188
    Wausau Mosinee Paper Corp.* .......    1,900        38,238
    Weyerhaeuser Co. ..................    3,200       157,000
                                                    ----------
                                                       895,601
                                                    ----------
PERSONAL SERVICES -- 0.1%
    Service Corp. International .......    3,800       140,363
                                                    ----------
PHARMACEUTICALS -- 3.4%
    Abbott Laboratories ...............    8,000       524,500
    American Home Products Corp. ......    7,200       550,800
    Amgen, Inc.* ......................    3,800       205,675
    Bristol-Meyers Squibb Co. .........   10,200       965,175
    Cardinal Health, Inc. .............      900        67,613
    Carter-Wallace, Inc. ..............    3,900        65,813
    Centocor, Inc.* ...................    1,200        39,900
    Genzyme Corp.* ....................    2,100        58,275
    Glaxo Wellcome PLC [ADR] ..........    4,800       229,800
    Ivax Corp.* .......................    2,200        14,850
    Lilly, (Eli) & Co. ................   12,200       849,425
    McKesson Corp. ....................    1,300       140,644
    Merck & Co., Inc. .................   11,300     1,200,625
    Perrigo Co.* ......................    3,600        48,150
    Pfizer, Inc. ......................   13,300       991,681
    Pharmacia & Upjohn, Inc. ..........    6,400       234,400
    Scherer, (R.P.) Corp.* ............    1,000        61,000
    Schering-Plough Corp. .............    7,600       472,150
    Warner-Lambert Co. ................    3,300       409,200
    Watson Pharmaceuticals, Inc.* .....    3,000        97,313
                                                    ----------
                                                     7,226,989
                                                    ----------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. .......................    2,900        78,300
    Belo, (A.H.) Corp. Cl-A ...........    1,300        72,963
    Dun & Bradstreet Corp. ............    1,500        46,406
    Gannett Co., Inc. .................    5,200       321,425
    McGraw-Hill Co., Inc. .............    2,900       214,600
                                                    ----------
                                                       733,694
                                                    ----------
RAILROADS -- 0.3%
    Burlington Northern Santa Fe
      Corp. ...........................    1,300       120,819
    CSX Corp. .........................    2,300       124,200
    Kansas City Southern Industries,
      Inc. ............................    5,400       171,450
    Norfolk Southern Corp. ............    6,000       184,875
    Union Pacific Corp. ...............    1,900       118,631
                                                    ----------
                                                       719,975
                                                    ----------
RESTAURANTS -- 0.3%
    Brinker International, Inc.* ......    7,300       116,800
    Cracker Barrel Old Country Store,
      Inc. ............................    2,700        90,113
    Darden Restaurants, Inc. ..........    6,500        81,250
    McDonald's Corp. ..................    4,800       229,200

                                         SHARES      VALUE
                                         -------  ------------
    Outback Steakhouse, Inc.* .........    1,900  $     54,625
    Tricon Global Restaurants, Inc. ...    1,480        43,013
                                                    ----------
                                                       615,001
                                                    ----------
RETAIL & MERCHANDISING -- 2.0%
    Albertson's, Inc. .................    4,200       198,975
    Bed, Bath & Beyond, Inc.* .........    2,200        84,700
    Circuit City Stores, Inc. .........      900        32,006
    Costco Companies, Inc.* ...........    3,900       174,038
    CVS Corp. .........................    2,000       128,125
    Dayton-Hudson Corp. ...............    3,700       249,750
    Dollar General Corp. ..............    2,250        81,563
    Family Dollar Stores, Inc. ........    1,300        38,106
    Fastenal Co. ......................    1,400        53,550
    Federated Department Stores,
      Inc.* ...........................    3,500       150,719
    Gap, Inc. .........................    4,350       154,153
    Home Depot, Inc. ..................    9,000       529,875
    Kohls Corp.* ......................    2,800       190,750
    Lands' End, Inc.* .................    1,800        63,113
    May Department Stores Co. .........    3,900       205,481
    Meyer, (Fred), Inc.* ..............    3,000       109,125
    Micro Warehouse, Inc.* ............    1,500        20,907
    Payless Shoesource, Inc.* .........      672        45,108
    Penney, (J.C.) Co., Inc. ..........    3,500       211,094
    Rite Aid Corp. ....................    1,300        76,294
    Taylor, (Ann) Stores Corp.* .......    1,600        21,400
    Tiffany & Co. .....................    1,200        43,275
    TJX Companies, Inc. ...............    2,800        96,250
    Toys 'R' Us, Inc.* ................    4,620       145,241
    Wal-Mart Stores, Inc. .............   24,800       978,050
    Walgreen Co. ......................    7,700       241,588
                                                    ----------
                                                     4,323,236
                                                    ----------
SEMICONDUCTORS -- 0.9%
    Analog Devices, Inc.* .............    7,533       208,570
    Atmel Corp.* ......................    2,000        37,125
    Intel Corp. .......................   15,400     1,081,850
    Motorola, Inc. ....................    6,100       348,081
    Xilinx, Inc.* .....................    4,100       143,756
                                                    ----------
                                                     1,819,382
                                                    ----------
TELECOMMUNICATIONS -- 4.4%
    360 Communications Co.* ...........    2,300        46,431
    ADC Telecommunications, Inc.* .....    3,400       141,950
    Airtouch Communications, Inc.* ....    6,000       249,375
    Aliant Communications, Inc. .......    1,800        56,475
    Ameritech Corp. ...................    6,000       483,000
    AT&T Corp. ........................   16,500     1,010,625
    Bell Atlantic Corp. ...............    8,157       742,287
    BellSouth Corp. ...................   10,100       568,756
    British Telecommunications PLC
      [ADR] ...........................    3,200       257,000
    Century Telephone Enterprises,
      Inc. ............................    2,800       139,475
    Cia de Telecomunicaciones de Chile
      SA [ADR] ........................    1,700        50,788
    Comcast Corp. Cl-A ................    7,000       220,938
    Ericsson, (L.M.) Telephone Co.
      [ADR] ...........................    4,800       179,100
    GTE Corp. .........................   10,000       522,500

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--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
    Hong Kong Telecommunications
      Ltd. [ADR] ......................    9,245  $    190,678
    Lucent Technologies, Inc. .........    7,276       581,171
    MCI Communications Corp. ..........    7,700       329,656
    Metronet Communications Corp.
      Warrants* .......................      100             0
    Nextel Communications, Inc.
      Cl-A* ...........................    3,600        93,600
    Nokia Corp. Cl-A [ADR] ............    1,800       126,000
    Northern Telecom Ltd. .............    3,400       302,600
    Primus Telecommunications Group,
      Inc. Warrants* ..................      150         1,500
    SBC Communications, Inc. ..........    9,357       685,400
    Southern New England
      Telecommunications Corp. ........    2,400       120,750
    Sprint Corp. ......................    5,400       316,575
    Telebras SA [ADR] .................    3,300       384,244
    Telefonica de Espana [ADR] ........    1,600       145,700
    Telefonos de Mexico SA Cl-L
      [ADR] ...........................    1,800       100,913
    Telephone & Data Systems, Inc. ....    2,000        93,125
    Tellabs, Inc.* ....................    2,800       148,050
    U.S. West Communications Group ....    6,200       279,775
    U.S. West, Inc. ...................    8,000       231,000
    Vodafone Group PLC [ADR] ..........    3,200       232,000
    Worldcom, Inc.* ...................   10,900       329,725
                                                    ----------
                                                     9,361,162
                                                    ----------
TRANSPORTATION -- 0.0%
    Alexander & Baldwin, Inc. .........    1,800        49,163
    Consolidated Freightways, Inc. ....      900        34,538
                                                    ----------
                                                        83,701
                                                    ----------
UTILITIES -- 1.6%
    Allegheny Energy, Inc. ............    2,700        87,750
    American Water Works Co., Inc. ....    2,100        57,356
    Calenergy, Inc.* ..................    2,400        69,000
    CMS Energy Corp. ..................    2,800       123,375
    Duke Energy Corporation ...........    4,500       249,188
    Edison International, Inc. ........    7,800       212,063
    Empresa Nacional de Electridad SA
      [ADR] ...........................    2,000        35,375
    Endesa SA [ADR] ...................    7,600       138,225
    Energy Group PLC [ADR] ............      337        15,039
    Entergy Corp. .....................    6,200       185,613
    Florida Progress Corp. ............    2,200        86,350
    FPL Group, Inc. ...................    3,700       218,994
    Idaho Power Co. ...................    2,600        97,825
    Illinova Corp. ....................    2,700        72,731
    IPALCO Enterprises, Inc. ..........    2,400       100,650
    MidAmerican Energy Holdings Co. ...    3,800        83,600
    New Century Energies, Inc. ........    2,395       114,810
    New York State Electric & Gas
      Corp. ...........................    3,400       120,700
    Niagara Mohawk Power Corp. ........   12,700       133,350
    NIPSCO Industries, Inc. ...........    2,300       113,706
    PG&E Corp. ........................    8,200       249,588
    Potomac Electric Power Co. ........    3,200        82,600
    Public Service Co. of New
      Mexico ..........................    1,000        23,688
    SCANA Corp. .......................    2,700        80,831
    Southern Co. ......................   10,500       271,688

                                         SHARES      VALUE
                                         -------  ------------
    Teco Energy, Inc. .................    3,100  $     87,188
    Texas Utilities Co. ...............    3,700       153,781
    Unicom Corp. ......................    4,200       129,150
                                                    ----------
                                                     3,394,214
                                                    ----------
TOTAL COMMON STOCK
  (COST $71,122,073)...................             99,734,615
                                                    ----------
FOREIGN STOCK -- 9.0%
ADVERTISING -- 0.1%
    Asahi Tsushin -- (JPY) ............    9,000       130,133
                                                    ----------
AEROSPACE -- 0.0%
    Mitsubishi Heavy Industries Ltd. --
      (JPY) ...........................   22,000        92,047
                                                    ----------
AIRLINES -- 0.1%
    KLM Royal Dutch Airlines NV --
      (NLG) ...........................    3,000       110,989
    Singapore Airlines
      Ltd. -- (SGD) ...................    7,000        45,699
                                                    ----------
                                                       156,688
                                                    ----------
AUTOMOBILE MANUFACTURERS -- 0.1%
    MAN AG -- (DEM) ...................    1,000       288,926
                                                    ----------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY) ........   15,000       326,485
                                                    ----------
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD) .........   50,000       112,066
    Louis Vuitton Moet
      Hennesy -- (FRF) ................      660       109,600
                                                    ----------
                                                       221,666
                                                    ----------
BUILDING MATERIALS -- 0.2%
    Blue Circle Industries
      PLC -- (GBP) ....................   26,513       148,979
    Holderbank Financiere Glarus AG --
      (CHF) ...........................      260       212,485
    Malayan Cement BHD -- (MYR) .......   51,250        34,892
                                                    ----------
                                                       396,356
                                                    ----------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG) ............      400        68,981
    BASF AG -- (DEM) ..................    6,700       239,227
    Bayer AG -- (DEM) .................    5,000       185,619
    L'Air Liquide -- (FRF) ............    1,260       197,298
    Sumitomo Chemical Co. -- (JPY) ....   26,000        59,990
                                                    ----------
                                                       751,115
                                                    ----------
CLOTHING & APPAREL -- 0.3%
    Benetton Group SPA -- (ITL) .......    4,160        68,118
    Christian Dior SA -- (FRF) ........    1,200       123,075
    Kuraray Co. Ltd. -- (JPY) .........   21,000       174,433
    Yue Yuen Industrial Holdings --
      (HKD) ...........................   95,000       201,077
                                                    ----------
                                                       566,703
                                                    ----------
CONGLOMERATES -- 0.3%
    Cycle & Carriage Ltd. -- (SGD) ....   15,000        61,872
    GKN PLC -- (GBP) ..................    6,000       123,110
    Hutchison Whampoa Ltd. -- (HKD) ...   56,000       351,253
    Sime Darby BHD -- (MYR) ...........   50,000        48,043
    Tomkins PLC -- (GBP) ..............   12,000        57,458

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--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
United Engineers Ltd. -- (MYR) ........   15,000  $     12,486
    Valmet Corp. -- (FIM) .............    4,000        55,238
                                                    ----------
                                                       709,460
                                                    ----------
CONSTRUCTION -- 0.2%
    Compagnie Francaise d'Etudes et de
      Construction Technip -- (FRF) ...    2,300       242,775
    Matsushita Electric Works
      Ltd. -- (JPY) ...................   15,000       130,363
                                                    ----------
                                                       373,138
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY) ................   11,000       155,667
    Kao Corp. -- (JPY) ................   26,000       375,939
    Orkla ASA Cl-A -- (NOK) ...........    1,900       163,656
                                                    ----------
                                                       695,262
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Johnson Electric
      Holdings -- (HKD) ...............   93,600       269,387
    Mitsubishi Electric
      Corp. -- (JPY) ..................   27,000        69,358
    Omron Corp. -- (JPY) ..............   24,000       376,554
    Sharp Corp. -- (JPY) ..............    9,000        62,159
    Siemans AG -- (DEM) ...............    2,000       120,687
    Sony Corp. -- (JPY) ...............    3,000       267,649
                                                    ----------
                                                     1,165,794
                                                    ----------
FINANCIAL-BANK & TRUST -- 2.1%
    Abbey National PLC -- (GBP) .......   28,000       502,641
    ABN Amro Holding NV -- (NLG) ......    8,000       155,878
    Banca Commerciale Italia NA --
      (ITL) ...........................   30,000       104,355
    Bank of Scotland -- (GBP) .........   20,208       186,203
    Bankgesellschaft Berlin
      AG -- (DEM) .....................    5,450       119,728
    Barclays PLC -- (GBP) .............   15,191       404,427
    DCB Holdings BHD -- (MYR) .........   33,000        15,939
    Deutsche Bank AG -- (DEM) .........    2,800       195,902
    Developmental Bank of Singapore
      Ltd. Cl-F -- (SGD) ..............    4,000        34,185
    Dresdner Bank AG -- (DEM) .........    3,400       154,680
    HSBC Holdings PLC -- (GBP) ........   18,000       462,032
    ING Groep NV -- (NLG) .............   10,153       427,710
    Kredietbank NV -- (BEF) ...........      400       167,882
    Overseas-Chinese Banking Corp.
      Ltd. -- (SGD) ...................    6,000        34,897
    RHB Sakura Merchant Bankers
      Berhad -- (MYR) .................    1,650           555
    Societe Generale -- (BEF) .........    1,000        91,498
    Svenska Handelsbanken
      Cl-A -- (SEK) ...................    7,300       252,553
    Swiss Bank Corp. -- (CHF) .........    1,840       572,733
    Toronto Dominion Bank -- (CAD) ....    4,100       154,142
    Union Bank of
      Switzerland -- (CHF) ............      300       434,404
    Westpac Banking Corp.
      Ltd. -- (AUD) ...................   10,000        63,958
                                                    ----------
                                                     4,536,302
                                                    ----------

                                         SHARES      VALUE
                                         -------  ------------
FINANCIAL SERVICES -- 0.2%
    Holding Di Partecipazioni
      Industriali SPA -- (ITL)* .......   45,000  $     26,547
    Mediobanca -- (ITL) ...............    7,000        54,994
    Societe Generale -- (FRF) .........    1,972       268,796
                                                    ----------
                                                       350,337
                                                    ----------
FOOD -- 0.6%
    Cadbury Schweppes PLC -- (GBP) ....    1,400        14,132
    CSM NV -- (NLG) ...................    2,400       106,549
    Danisco AS -- (DKK) ...............    4,000       221,988
    Eridania Beghin-Say SA -- (FRF) ...    1,400       218,988
    Huhtamaki Group -- (FIM) ..........    1,500        61,978
    Nestle SA -- (CHF) ................      380       570,306
                                                    ----------
                                                     1,193,941
                                                    ----------
INSURANCE -- 0.3%
    AXA SA -- (FRF) ...................    3,400       263,201
    CKAG Colonia Konzern AG --
      (DEM) ...........................    1,500       143,490
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY) ....................   30,000       159,205
                                                    ----------
                                                       565,896
                                                    ----------
MACHINERY & EQUIPMENT -- 0.2%
    ABB AG -- (CHF) ...................      160       201,296
    SIG Holding AG -- (CHF) ...........       70       191,971
                                                    ----------
                                                       393,267
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
    Novartis AG -- (CHF) ..............      180       292,482
    Smith and Nephew PLC -- (GBP) .....   38,000       112,859
    Terumo Corp. -- (JPY) .............   26,000       383,938
                                                    ----------
                                                       789,279
                                                    ----------
METALS & MINING -- 0.1%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR) ...................   12,000       160,284
    Lonrho PLC -- (GBP) ...............   57,990        88,738
    Rio Tinto Ltd. -- (AUD) ...........    6,000        69,990
                                                    ----------
                                                       319,012
                                                    ----------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc. -- (JPY) ..............    9,000       210,427
    Ricoh Co. Ltd. -- (JPY) ...........   13,000       161,974
                                                    ----------
                                                       372,401
                                                    ----------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD) ..............   32,000       131,773
    Societe Nationale Elf Aquitaine
      SA -- (FRF) .....................    1,100       127,995
                                                    ----------
                                                       259,768
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.2%
    Bobst SA -- (CHF) .................      160       235,851
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP) ...................   10,000        47,880
    Svenska Cellulosa AB
      Cl-B -- (SEK) ...................    3,500        78,740
                                                    ----------
                                                       362,471
                                                    ----------

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T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         -------  ------------
PHARMACEUTICALS -- 0.5%
    Altana AG -- (DEM) ................    2,100  $    138,634
    Astra AB Cl-B -- (SEK) ............   14,666       246,764
    Gehe AG -- (DEM) ..................    2,150       108,813
    Novartis AG -- (CHF) ..............      160       260,534
    Takeda Chemical
      Industries -- (JPY) .............   13,000       371,940
                                                    ----------
                                                     1,126,685
                                                    ----------
PRINTING & PUBLISHING -- 0.3%
    Dai Nippon Printing Co.
      Ltd. -- (JPY) ...................   12,000       226,117
    Elsevier NV -- (NLG) ..............   12,000       194,157
    Pearson PLC -- (GBP) ..............   11,600       150,977
                                                    ----------
                                                       571,251
                                                    ----------
REAL ESTATE -- 0.1%
    Cheung Kong Holdings
      Ltd. -- (HKD) ...................   38,000       248,894
    DBS Land Ltd. -- (SGD) ............   25,000        38,280
                                                    ----------
                                                       287,174
                                                    ----------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF) .....................      150        78,293
    Marui Co. Ltd. -- (JPY) ...........    7,000       109,290
    Pinault-Printemps Redoute SA --
      (FRF) ...........................      250       133,439
    Tesco PLC -- (GBP) ................   33,943       276,459
                                                    ----------
                                                       597,481
                                                    ----------
TELECOMMUNICATIONS -- 0.5%
    Nippon Telegraph & Telephone
      Corp. -- (JPY) ..................      280       241,192
    Telecom Corp. of New Zealand
      Ltd. -- (NZD) ...................   22,000       106,666
    Telecom Italia Mobile
      SPA -- (ITL) ....................   75,000       346,367
    Telecom Italia SPA -- (ITL) .......   41,666       266,305
    Telekom Malaysia BHD -- (MYR) .....   24,000        70,908
                                                    ----------
                                                     1,031,438
                                                    ----------
TRANSPORTATION -- 0.1%
    BAA PLC -- (GBP) ..................   17,600       144,217
                                                    ----------
UTILITIES -- 0.2%
    Electrabel SA -- (BEF) ............      420        97,150
    Hong Kong Electric Holdings Ltd. --
      (HKD) ...........................   30,000       114,025
    Veba AG -- (DEM) ..................    4,000       272,519
                                                    ----------
                                                       483,694
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $17,569,785)..........                      19,258,387
                                                    ----------

                                           PAR
                               MATURITY   (000)
                               --------- --------
CORPORATE OBLIGATIONS -- 14.1%
AEROSPACE -- 0.4%
    BE Aerospace, Inc. Sr.
      Sub. Notes
      9.875%..................  02/01/06 $    150       158,625
    Boeing Co. Notes
      6.35%...................  06/15/03      120       121,350

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Dyncorp, Inc. Sr. Sub.
      Notes
      9.50%...................  03/01/07 $    300 $     305,250
    Raytheon Co. Notes
      6.50%...................  07/15/05      350       353,063
                                                  -------------
                                                        938,288
                                                  -------------
AIRLINES -- 0.0%
    Southwest Airlines Co.
      Debs.
      9.25%...................  02/15/98       25        25,082
                                                  -------------
AUTOMOTIVE PARTS -- 0.3%
    Chief Auto Parts, Inc. Sr.
      Notes
      10.50%..................  05/15/05       75        75,188
    Safelite Glass Corp. Sr.
      Sub. Notes 144A
      9.875%..................  12/15/06      250       274,375
    Venture Holdings Trust Sr.
      Notes Cl-B
      9.50%...................  07/01/05      250       252,500
                                                  -------------
                                                        602,063
                                                  -------------
BEVERAGES -- 0.1%
    Anheuser-Busch Companies,
      Inc. Debs.
      7.00%...................  12/01/25      150       152,250
                                                  -------------
                                                        152,250
                                                  -------------
BROADCASTING -- 0.2%
    TV Azteca SA de CV Sr.
      Notes Cl-B
      10.50%..................  02/15/07      250       260,625
    Young Broadcasting Corp.
      Sr. Sub. Notes
      10.125%.................  02/15/05      150       157,500
                                                  -------------
                                                        418,125
                                                  -------------
BUILDING MATERIALS -- 0.2%
    American Standard Debs.
      9.25%...................  12/01/16       20        20,850
    Falcon Building Products
      Sr. Sub. Notes
      9.50%...................  06/15/07      250       258,125
    Koppers Industry, Inc. Sr.
      Sub. Notes
      9.875%..................  12/01/07       75        77,250
                                                  -------------
                                                        356,225
                                                  -------------
BUSINESS SERVICES -- 0.2%
    Iron Mountain, Inc. Sr.
      Sub. Notes
      8.75%...................  09/30/09      125       128,438
    Muzak L.P. Notes
      10.00%..................  10/01/03      225       235,125
                                                  -------------
                                                        363,563
                                                  -------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
CHEMICALS -- 0.2%
    Scotts Co. Sr. Sub. Notes
      9.875%..................  08/01/04 $    100 $     107,750
    Sovereign Specialty
      Chemicals Sr. Sub. Notes
      144A
      9.50%...................  08/01/07      250       257,500
                                                  -------------
                                                        365,250
                                                  -------------
CLOTHING & APPAREL -- 0.2%
    Delta Mills, Inc. Sr.
      Notes 144A
      9.625%..................  09/01/07      125       127,500
    Dyersburg Corp. Notes Cl-B
      9.75%...................  09/01/07      125       131,250
    Synthetic Industries, Inc.
      Sr. Sub. Notes
      9.25%...................  02/15/07      250       265,000
                                                  -------------
                                                        523,750
                                                  -------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    DecisionOne Corp. Sr. Sub.
      Notes
      9.75%...................  08/01/07      175       182,438
    DecisionOne Holdings Corp.
      Units [STEP]
      10.549%.................  08/01/08      125        81,250
                                                  -------------
                                                        263,688
                                                  -------------
CONSTRUCTION -- 0.1%
    Newport News Shipbuilding,
      Inc. Sr. Notes
      8.625%..................  12/01/06      150       158,250
                                                  -------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    American Safety Razor Co.
      Sr. Notes
      9.875%..................  08/01/05      150       160,313
    Doane Products Co. Sr.
      Notes
      10.625%.................  03/01/06      150       160,313
    Herff Jones, Inc. Sr. Sub.
      Notes
      11.00%..................  08/15/05      175       189,875
    PM Holdings Corp. Sub.
      Notes [STEP]
      10.728%.................  09/01/05      100        77,875
    Protection One, Inc. Sr.
      Disc. Notes [STEP]
      10.811%.................  06/30/05      200       215,500
                                                  -------------
                                                        803,876
                                                  -------------
CONTAINERS & PACKAGING -- 0.4%
    Amtrol, Inc. Sr. Sub.
      Notes
      10.625%.................  12/31/06      150       154,875
    Container Corp. of America
      Sr. Notes
      9.75%...................  04/01/03      150       162,000
      11.25%..................  05/01/04      100       109,250
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Plastic Containers Sr.
      Notes Cl-B
      10.00%..................  12/15/06 $    250 $     263,750
    U.S. Can Corp. Sr. Sub.
      Notes
      10.125%.................  10/15/06      150       158,625
                                                  -------------
                                                        848,500
                                                  -------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Ametek, Inc. Sr. Notes
      9.75%...................  03/15/04      100       106,500
    Celestica International,
      Inc. Sr. Sub. Notes
      10.50%..................  12/31/06      125       135,625
    Details, Inc. Sr. Sub.
      Notes 144A
      10.00%..................  11/15/05      150       154,125
    DII Group, Inc. Sr. Sub.
      Notes 144A
      8.50%...................  09/15/07      250       246,250
    HCC Industries, Inc. Sr.
      Sub. Notes
      10.75%..................  05/15/07      250       260,000
    RCN Corp. Sr. Notes 144A
      10.00%..................  10/15/07       75        77,438
    Stellex Industries, Inc.
      Sr. Sub. Notes 144A
      9.50%...................  11/01/07      125       125,625
    Viasystems, Inc. Sr. Sub.
      Notes
      9.75%...................  06/01/07      250       258,438
                                                  -------------
                                                      1,364,001
                                                  -------------
ENTERTAINMENT & LEISURE -- 0.9%
    AMC Entertainment, Inc.
      Sr. Sub. Notes
      9.50%...................  03/15/09      250       259,063
    Grand Casinos, Inc. First
      Mtge.
      10.125%.................  12/01/03      150       162,000
    Rio Hotel & Casino, Inc.
      Notes
      9.50%...................  04/15/07      100       106,250
    Rio Hotel & Casino, Inc.
      Sr. Sub. Notes
      10.625%.................  07/15/05      150       162,375
    Six Flags Theme Parks Sr.
      Sub. Notes Cl-A [STEP]
      9.87%...................  06/15/05      150       156,750
    The Majestic Star Casino
      LLC Sr. Notes
      12.75%..................  05/15/03      250       269,375

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Time Warner Entertainment
      Debs.
      7.25%...................  09/01/08 $    500 $     524,375
    United Artists Theatre
      Pass Through Trust
      9.30%...................  07/01/15      244       249,315
                                                  -------------
                                                      1,889,503
                                                  -------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries
      Sr. Disc. Notes [STEP]
      144A
      9.57%...................  06/01/07       75        52,969
    Allied Waste North America
      Notes
      10.25%..................  12/01/06      200       219,000
                                                  -------------
                                                        271,969
                                                  -------------
EQUIPMENT SERVICES -- 0.1%
    Coinmach Corp. Sr. Notes
      11.75%..................  11/15/05      250       276,875
                                                  -------------
FINANCIAL-BANK & TRUST -- 1.1%
    Airplanes Pass Through
      Trust
      10.875%.................  03/15/19      250       281,256
    Aristar, Inc. Sr. Notes
      8.875%..................  08/15/98      200       203,086
      7.875%..................  02/15/99      200       204,000
    Banesto Delaware Sub.
      Notes
      8.25%...................  07/28/02       50        53,625
    Bank of Nova Scotia Sub.
      Notes
      6.25%...................  09/15/08       50        49,438
    BankAmerica Corp. Sub.
      Notes
      6.85%...................  03/01/03      150       153,750
    BankUnited Capital Trust
      Cl-B
      10.25%..................  12/31/26      250       258,125
    CoreStates Home Equity
      Trust Cl-A
      6.65%...................  05/15/09       60        60,933
    First Federal Financial
      Notes
      11.75%..................  10/01/04      125       138,438
    MBNA Corp.
      6.15%...................  10/01/03      450       442,688
    NationsBank Texas Sr.
      Notes
      6.75%...................  08/15/00      150       152,438
    Provident Bank Corp. Sub.
      Notes
      7.125%..................  03/15/03      175       180,031
    U.S. Bancorp Notes
      6.72%...................  06/01/98      100       100,307
                                                  -------------
                                                      2,278,115
                                                  -------------
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
FINANCIAL SERVICES -- 2.2%
    Ahmanson, (H.F.) & Co. Sr.
      Notes
      9.875%..................  11/15/99 $    100 $     106,125
    American Express Master
      Trust
      7.60%...................  08/15/02      500       523,412
    Associates Corp. of North
      America Sr. Notes
      7.70%...................  03/15/00       50        51,625
    Bay View Capital
      Corporation Sub. Notes
      9.125%..................  08/15/07      150       154,500
    Chrysler Financial Corp.
      Notes
      8.46%...................  01/19/00      200       209,250
    Ciesco L.P. Notes
      7.375%..................  04/19/00      250       255,938
    Conseco, Inc. Sr. Notes
      8.125%..................  02/15/03      500       530,000
    Enhance Financial Services
      Group Debs.
      6.75%...................  03/01/03      300       306,375
    Household Finance Corp.
      Sr. Notes
      6.96%...................  04/27/98      300       301,185
    Intertek Finance PLC Sr.
      Sub. Notes Cl-B
      10.25%..................  11/01/06      250       261,875
    ITT Publimedia Sr. Sub.
      Notes 144A
      9.375%..................  09/15/07      250       263,750
    Loomis Fargo & Co. Notes
      10.00%..................  01/15/04      150       151,125
    Ocwen Capital Trust I
      10.875%.................  08/01/27      200       216,750
    Ocwen Financial Corp.
      Notes
      11.875%.................  10/01/03      150       169,125
    Salomon Smith Barney
      Holdings Notes
      6.625%..................  06/01/00      200       202,500
    Salomon, Inc Sr. Notes
      6.75%...................  02/15/03      500       506,875
    Simon Debartolo Group L.P.
      Notes
      7.00%...................  07/15/09      525       537,469
                                                  -------------
                                                      4,747,879
                                                  -------------
FOOD -- 0.5%
    Ameriserv Food
      Distributor, Inc. Sr.
      Sub. Notes
      10.125%.................  07/15/07      250       262,500
    Archibald Candy Corp.
      Notes
      10.25%..................  07/01/04      250       261,875
    Keebler Corp. Sr. Sub.
      Notes
      10.75%..................  07/01/06      250       281,875

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--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Mrs. Fields Original
      Cookies Notes 144A
      10.125%.................  12/01/04 $    100 $     100,750
    Windy Hill Pet Food Co.
      Sr. Sub. Notes
      9.75%...................  05/15/07      250       260,625
                                                  -------------
                                                      1,167,625
                                                  -------------
HEALTHCARE SERVICES -- 0.2%
    Quest Diagnostic, Inc. Sr.
      Sub. Notes
      10.75%..................  12/15/06      125       137,188
    Vencor, Inc. Sr. Sub.
      Notes
      8.625%..................  07/15/07      250       250,625
                                                  -------------
                                                        387,813
                                                  -------------
HOTELS & MOTELS -- 0.2%
    Courtyard by Marriott Sr.
      Notes
      10.75%..................  02/01/08      150       165,000
    Host Marriott Travel Plaza
      Sr. Notes Cl-B
      9.50%...................  05/15/05      150       159,750
                                                  -------------
                                                        324,750
                                                  -------------
INDUSTRIAL PRODUCTS -- 0.1%
    International Wire Group,
      Inc. Cl-B
      11.75%..................  06/01/05      250       273,750
                                                  -------------
INSURANCE -- 0.3%
    New York Life Insurance
      Co. Notes 144A
      7.50%...................  12/15/23      420       437,325
    Superior National Capital
      Trust I 144A
      10.75%..................  12/01/17      125       128,125
                                                  -------------
                                                        565,450
                                                  -------------
MACHINERY & EQUIPMENT -- 0.1%
    Hawk Corp. Sr. Notes Cl-B
      10.25%..................  12/01/03      150       160,500
                                                  -------------
METALS & MINING -- 0.3%
    AEI Holding Co. Sr. Notes
      144A
      10.00%..................  11/15/07      225       231,188
    Freeport-McMoran Resource
      Partners L.P. Sr. Notes
      7.00%...................  02/15/08      150       150,563
    Haynes International, Inc.
      Sr. Notes
      11.625%.................  09/01/04      150       173,063
                                                  -------------
                                                        554,814
                                                  -------------
OFFICE EQUIPMENT -- 0.1%
    Axiohm Transaction
      Solutions, Inc. Sr. Sub.
      Notes 144A
      9.75%...................  10/01/07      125       127,188
                                                  -------------
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
OIL & GAS -- 0.4%
    Ferrellgas Partners, L.P.
      Financial Corp. Sr.
      Notes
      10.00%..................  08/01/01 $    100 $     105,750
    Flores & Rucks, Inc. Sr.
      Sub. Notes
      9.75%...................  10/01/06       50        55,000
    Kelley Oil & Gas Corp. Sr.
      Sub. Notes
      10.375%.................  10/15/06      150       160,125
    Pride Petroleum Services,
      Inc. Sr. Notes
      9.375%..................  05/01/07      250       269,375
    Tenneco, Inc. Notes
      8.20%...................  11/15/99       55        56,994
      8.075%..................  10/01/02      150       159,938
                                                  -------------
                                                        807,182
                                                  -------------
PAPER & FOREST PRODUCTS -- 0.1%
    Maxxam Group Holdings,
      Inc. Sr. Notes
      11.25%..................  08/01/03       50        53,125
      12.00%..................  08/01/03      150       162,938
                                                  -------------
                                                        216,063
                                                  -------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc. Sr.
      Sub. Notes
      10.875%.................  06/01/06       75        82,875
                                                  -------------
PRINTING & PUBLISHING -- 0.1%
    Sun Media Corp. Sr. Sub
      Notes
      9.50%...................  05/15/07      250       268,750
                                                  -------------
REAL ESTATE -- 0.3%
    HMC Acquisition Properties
      Sr. Notes Cl-B
      9.00%...................  12/15/07      150       156,750
    HMH Properties, Inc. Sr.
      Notes Cl-B
      8.875%..................  07/15/07      250       263,750
    Saul, (B.F.) Sr. Notes
      [REIT]
      11.625%.................  04/01/02      150       160,500
                                                  -------------
                                                        581,000
                                                  -------------
RESTAURANTS -- 0.0%
    McDonald's Corp. Notes
      6.625%..................  09/01/05      100       102,250
                                                  -------------
                                                        102,250
                                                  -------------

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
RETAIL & MERCHANDISING -- 0.2%
    Specialty Retailers, Inc.
      Notes Cl-B
      8.50%...................  07/15/05 $    250 $     255,000
    Wal-Mart Stores, Inc.
      Debs.
      7.25%...................  06/01/13       85        91,906
                                                  -------------
                                                        346,906
                                                  -------------
SEMICONDUCTORS -- 0.1%
    Fairchild Semiconductor
      Corp. Sr. Sub. Notes
      10.125%.................  03/15/07      250       264,375
                                                  -------------
TELECOMMUNICATIONS -- 1.8%
    Comcast Cable
      Communication Notes
      8.125%..................  05/01/04      400       431,500
    Communication & Power
      Industries Sr. Sub.
      Notes
      12.00%..................  08/01/05      250       278,750
    Frontiervision Sr. Sub.
      Notes
      11.00%..................  10/15/06      150       167,250
    Fundy Cable Ltd. Sr. Notes
      11.00%..................  11/15/05      250       270,000
    L-3 Communications Corp.
      Sr. Sub. Notes Cl-B
      10.375%.................  05/01/07      175       189,875
    Lucent Technologies, Inc.
      Notes
      6.90%...................  07/15/01      500       513,125
    Marcus Cable Operating Co.
      Sr. Disc. Notes [STEP]
      10.86%..................  08/01/04      250       232,500
    Metronet Communications
      Corp.
      12.00%..................  08/15/07      100       115,500
    Nextlink Communications,
      Inc. Sr. Notes
      9.625%..................  10/01/07      125       128,750
    Pegasus Communications
      Corp. Sr. Notes 144A
      9.625%..................  10/15/05      250       256,875
    Rogers Cablesystems Ltd.
      Sr. Notes
      10.00%..................  03/15/05      125       138,438
    Sprint Spectrum L.P. Sr.
      Notes
      11.00%..................  08/15/06      250       281,250
    TCI Communications, Inc.
      Sr. Notes
      8.65%...................  09/15/04      200       219,250
    Teleport Communications
      Group, Inc. Sr. Notes
      9.875%..................  07/01/06      100       112,750
                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Telewest PLC Debs. [STEP]
      10.377%.................  10/01/07 $    250 $     195,000
    United Telecommunications,
      Inc. Debs.
      9.75%...................  04/01/00      250       269,063
                                                  -------------
                                                      3,799,876
                                                  -------------
TRANSPORTATION -- 1.0%
    Allied Holdings, Inc.
      Notes Cl-B
      8.625%..................  10/01/07      250       256,875
    Coach USA, Inc. Cl-B
      9.375%..................  07/01/07      175       178,938
    Federal Express Corp.
      Notes
      6.25%...................  04/15/98       70        70,015
    Global Ocean Carriers Ltd.
      Sr. Notes 144A
      10.25%..................  07/15/07      225       214,875
    Sea Containers Ltd. Sr.
      Sub. Notes
      12.50%..................  12/01/04       70        79,450
    Stena AB Sr. Notes
      8.75%...................  06/15/07      250       253,750
    Union Tank Car Co. Notes
      7.125%..................  02/01/07      150       157,125
                                                  -------------
                                                      1,211,028
                                                  -------------
UTILITIES -- 1.0%
    Citizens Utilities Co.
      Debs.
      8.45%...................  09/01/01      335       360,125
    Commonwealth Edison Co.
      Notes
      9.00%...................  10/15/99      250       260,938
    Consumers Energy Co. First
      Mtge.
      6.625%..................  10/01/98       50        50,000
    Energy Corp. of America
      Sr. Sub. Notes Cl-A
      9.50%...................  05/15/07      250       250,625
    Florida Power & Light
      First Mtge.
      5.70%...................  03/05/98      200       200,000
    Monongahela Power First
      Mtge.
      8.50%...................  06/01/22      150       158,063
    Northland Cable Television
      Sr. Sub. Notes 144A
      10.25%..................  11/15/07      250       264,063
    Pacific Gas & Electric Co.
      First Mtge.
      6.75%...................  12/01/00      200       201,000
    Public Service Electric &
      Gas First Mtge.
      7.00%...................  09/01/24      300       295,500

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
    Southern California Edison
      Co. Notes
      6.50%...................  06/01/01 $    100 $     101,125
                                                  -------------
                                                      2,141,439
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $29,052,118)....................             30,030,886
                                                  -------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 8.3%
FEDERAL HOME LOAN MORTGAGE CORP. -- 0.0%
      7.50%...................  07/15/20       15        14,986
                                                  -------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 0.0%
      6.02%...................  01/20/98       60        60,010
                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.3%
      6.00%........... 10/15/23-05/15/26    2,681     2,590,688
      6.50%........... 02/15/24-05/15/24    1,484     1,470,796
      7.00%........... 09/15/23-02/15/27    8,237     8,317,813
      7.50%........... 06/15/24-06/15/26    1,536     1,575,910
      8.00%........... 05/15/16-06/15/26    1,190     1,236,159
      8.50%........... 06/15/16-10/15/26    2,010     2,112,207
      9.00%...........          07/15/16       12        13,302
      9.50%........... 10/15/09-06/15/20       50        54,491
      10.00%..........          11/15/09       13        14,554
      10.50%..........          08/15/15        9         9,699
      11.50%.......... 06/15/10-11/15/15      145       165,451
      12.00%.......... 09/15/13-01/15/14        7         7,400
                                                   ------------
                                                     17,568,470
                                                   ------------
TENNESSEE VALLEY AUTHORITY -- 0.0%
      7.75%...................  12/15/22       10        10,400
      7.25%...................  07/15/43       20        21,050
      6.875%..................  12/15/43       40        40,600
                                                  -------------
                                                         72,050
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $17,204,828).............................    17,715,516
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 15.8%
U.S. TREASURY BILLS -- 1.2%
      4.60%...................  01/22/98 $  2,600     2,593,023
                                                  -------------
U.S. TREASURY BONDS -- 7.2%
      11.625%.................  11/15/02      100       124,678
      7.125%..................  02/15/23      240       274,099
      7.625%..................  02/15/25      300       364,404
      6.875%..................  08/15/25      300       334,734
      6.00%...................  02/15/26      100        99,857
      6.75%...................  08/15/26   11,525    12,699,166
      6.625%..................  02/15/27    1,250     1,356,813
                                                  -------------
                                                     15,253,751
                                                  -------------
U.S. TREASURY NOTES -- 7.4%
      6.125%..................  05/15/98      100       100,250
      6.00%...................  05/31/98      450       450,931
      5.125%..................  12/31/98       50        49,787
      6.375%..................  05/15/99    1,950     1,968,720

                                           PAR
                               MATURITY   (000)       VALUE
                               --------- -------- -------------
      6.75%...................  05/31/99 $    460 $     466,877
      6.00%...................  06/30/99    3,500     3,518,795
      6.875%..................  03/31/00      250       256,242
      6.25%...................  05/31/00      100       101,262
      6.125%..................  09/30/00      150       151,582
      5.625%..................  11/30/00      275       274,510
      5.625%..................  02/28/01    1,100     1,097,547
      5.75%...................  08/15/03      665       665,578
      7.50%...................  02/15/05      250       274,935
      5.875%..................  11/15/05      425       427,486
      5.625%..................  02/15/06      500       494,675
      6.50%...................  10/15/06    1,350     1,414,179
      6.25%...................  02/15/07    2,000     2,064,300
      6.125%..................  08/15/07    2,000     2,056,140
                                                  -------------
                                                     15,833,796
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $32,402,248).............................    33,680,570
                                                  -------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                          (000)
                                         --------
FOREIGN BONDS -- 2.4%
AUSTRALIA -- 0.0%
    Australian Government
      9.50%................... 08/15/03       20         15,323
                                                     ----------
BELGIUM -- 0.0%
    Belgium Kingdom Government
      7.25%................... 04/29/04    1,550         46,630
                                                     ----------
CANADA -- 0.2%
    Canadian Government
      8.50%................... 04/01/02      380        296,083
      6.50%................... 06/01/04      110         81,081
      9.75%................... 06/01/21       10         10,344
                                                     ----------
                                                        387,508
                                                     ----------
DENMARK -- 0.0%
    Kingdom of Denmark
      7.00%................... 12/15/04      275         43,777
                                                     ----------
FRANCE -- 0.4%
    France O.A.T.
      8.50%................... 11/25/02    1,406        270,923
      8.25%................... 02/27/04      264         51,379
      5.50%................... 04/25/07    3,000        506,162
      8.50%................... 04/25/23       50         11,179
                                                     ----------
                                                        839,643
                                                     ----------
GERMANY -- 0.5%
    Deutscheland Republic
      8.50%................... 08/21/00      375        229,396
      8.375%.................. 05/21/01      410        254,477

T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY   (000)       VALUE
                               --------  --------  ------------
      6.50%................... 07/15/03      110   $     65,735
      6.00%................... 07/04/07      838        487,203
                                                     ----------
                                                      1,036,811
                                                     ----------
ITALY -- 0.1%
    Italian Government
      11.50%.................. 03/01/03      275        198,100
      8.50%................... 08/01/04       45         29,646
                                                     ----------
                                                        227,746
                                                     ----------
JAPAN -- 0.8%
    European Investment Bank
      4.625%.................. 02/26/03   53,000        473,356
      3.00%................... 09/20/06  102,000        856,073
    International Bank for
      Reconstruction &
      Development Global Bond
      6.75%................... 03/15/00   14,000        121,856
    Japanese Government
      4.50%................... 06/20/03   33,500        299,596
                                                     ----------
                                                      1,750,881
                                                     ----------
NETHERLANDS -- 0.1%
    Netherlands Government
      5.75%................... 01/15/04      115         58,685
                                                     ----------
SPAIN -- 0.0%
    Spanish Government
      8.00%................... 05/30/04    6,400         48,016
                                                     ----------
                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                               MATURITY   (000)       VALUE
                               --------  --------  ------------
UNITED KINGDOM -- 0.3%
    United Kingdom Treasury
      9.00%................... 03/03/00       85   $    146,023
      8.00%................... 06/10/03       91        159,886
      7.50%................... 12/07/06      164        290,592
                                                     ----------
                                                        596,501
                                                     ----------
TOTAL FOREIGN BONDS
  (COST $5,197,512)...........                        5,051,521
                                                     ----------
                                           PAR
                                          (000)
                                         --------
COMMERCIAL PAPER -- 4.1%
    Procter & Gamble Co. 5.90%
    (COST $8,718,514)......... 01/16/98  $ 8,740      8,718,514
                                                     ----------
                                          SHARES
                                         --------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Fund
    (COST $9,022)......................    9,022          9,022
                                                     ----------
TOTAL INVESTMENTS -- 100.5%
  (COST $181,276,100)..................             214,199,031
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.5%).....................              (1,123,615)
                                                     ----------
NET ASSETS -- 100.0%...................            $213,075,416
                                                     ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stocks.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year these securities amounted to 1.6% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 53.3%
FEDERAL HOME LOAN MORTGAGE CORP. -- 14.1%
      5.95%.................. 06/19/98    $1,000  $ 10,013,899
      8.25%.................. 08/01/17       544       565,945
      6.50% [TBA]............ 01/14/28    43,500    42,997,140
      6.50% [TBA]............ 02/12/28    22,000    21,731,820
      7.00% [IO]............. 04/25/19       233        21,362
      7.00% [TBA]............ 01/14/28     3,000     3,026,250
      7.775% [VR]............ 02/01/24     2,025     2,099,823
                                                  ------------
                                                    80,456,239
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.2%
      5.84%.................. 06/19/98    20,000    20,015,860
      6.90%.................. 05/25/23       206       202,846
      7.50%.................. 04/01/24     3,639     3,725,104
      9.40%.................. 07/25/03       226       235,850
      6.154% [VR]............ 10/01/27       971       970,077
      6.154% [VR]............ 06/01/28       957       956,508
      6.154% [VR]............ 10/01/28       964       963,190
      6.25% [IO]............. 05/25/08       236        64,917
      6.50% [IO]............. 06/25/14       915        30,174
      6.50% [TBA]............ 02/12/28    12,000    11,842,560
      6.50% [TBA]............ 03/12/28    36,500    35,986,810
      7.799% [VR]............ 01/01/24       306       318,651
                                                  ------------
                                                    75,312,547
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 22.5%
      6.00%......... 11/20/26-12/20/27    23,844    24,374,862
      6.50%......... 09/15/23-12/15/25    23,762    23,544,642
      7.00%.................. 12/20/26    22,039    22,558,279
      7.50%.................. 12/20/23       397       404,926
      6.50% [TBA]............ 01/22/28     3,420     3,384,740
      6.875% [VR]............ 10/20/23       584       596,492
      6.875% [VR]............ 10/20/24     3,154     3,231,089
      6.875% [VR]............ 12/20/25    14,824    15,224,980
      7.00% [VR]............. 03/20/17       666       683,607
      7.00% [VR]............. 08/20/23     8,801     8,971,908
      7.00% [VR]............. 09/20/23     5,815     5,927,336
      7.00% [VR]............. 03/20/24    13,828    14,137,154
      7.00% [VR]............. 09/20/24     1,201     1,230,309
      7.375% [VR]............ 06/20/22     2,074     2,129,310
      7.375% [VR]............ 04/20/23     2,559     2,621,684
                                                  ------------
                                                   129,021,318
                                                  ------------
STUDENT LOAN MARKETING ASSOCIATION -- 3.5%
      6.00%.................. 06/30/98    20,000    20,035,398
                                                  ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $302,054,109).................             304,825,502
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
    California Infrastructure
      SDG&E-1 Mtge.
      5.97%.................. 12/25/00    10,000    10,004,687
    Citicorp Mtge.
      Securities, Inc. [VR]
      7.584%................. 10/25/22       522       534,037
    Collateralized Mtge.
      Securities Corp. [VR]
      7.985%................. 05/01/17       525       538,214

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
    Contimortgage Home Equity
      Loan Trust Cl-A2
      6.15%.................. 10/15/12   $20,000  $ 19,984,375
    Countrywide Adjustable
      Rate Mtge. [VR]
      7.931%................. 03/25/24       562       575,771
      8.359%................. 11/25/24       547       561,500
    Guardian Adjustable Rate
      Mtge. [VR]
      6.889%................. 12/25/19        67        44,377
    Mortgage Capital Trust VI
      9.50%.................. 02/01/18       519       530,740
    Prudential Home Mtge.
      Securities
      6.50%.................. 01/25/00     6,792     6,778,744
    Prudential-Bache CMO
      Trust
      8.40%.................. 03/20/21     3,372     3,510,182
    Resolution Trust Corp.
      8.00%.................. 09/25/21       172       172,894
    Rothschild (L.F.) Mtge.
      Trust
      9.95%.................. 08/01/17     2,108     2,300,495
    Ryland Mtge. Securities
      Corp. [VR]
      8.042%................. 09/25/23       676       692,175
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $45,899,885)..................              46,228,191
                                                  ------------

CORPORATE OBLIGATIONS -- 25.3%
AIRLINES -- 2.2%
    American Airlines Notes
      10.19%................. 05/26/15       250       328,497
    United Air Lines, Inc.
      Notes
      10.36%................. 11/13/12     6,925     8,897,863
      10.36%................. 11/27/12       500       637,200
      10.02%................. 03/22/14     2,000     2,488,460
                                                  ------------
                                                    12,352,020
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.7%
    Ford Motor Credit Corp.
      Notes [VR]
      6.042%................. 09/03/01    10,000     9,999,730
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.5%
    Time Warner, Inc. Notes
      7.45%.................. 02/01/98    13,000    13,016,250
      7.975%................. 08/15/04       262       280,995
      8.11%.................. 08/15/06       525       571,594
      8.18%.................. 08/15/07       525       576,844
                                                  ------------
                                                    14,445,683
                                                  ------------
FINANCIAL-BANK & TRUST -- 2.4%
    First of America Bank
      Notes
      6.00%.................. 10/01/99    13,750    13,732,812
                                                  ------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
FINANCIAL SERVICES -- 6.5%
    Goldman Sachs Notes [VR]
      144A
      6.085%................. 11/24/00   $20,000   $20,000,000
    Salomon, Inc. Notes [VR]
      5.83%.................. 08/04/98    15,000    15,011,998
      6.08%.................. 02/15/99     2,000     2,009,520
                                                  ------------
                                                    37,021,518
                                                  ------------
FOOD -- 1.2%
    RJR Nabisco, Inc. Notes
      8.625%................. 12/01/02     6,500     6,890,000
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.7%
    Imperial Chemical, Inc.
      Notes [VR]
      6.00%.................. 12/05/98    10,000    10,009,620
                                                  ------------
REAL ESTATE -- 0.9%
    Spieker Properties Notes
      6.95%.................. 12/15/02     5,000     5,062,500
                                                  ------------
TELECOMMUNICATIONS -- 1.8%
    TCI Communications, Inc.
      Sr. Notes [VR]
      6.355%................. 09/11/00    10,000    10,017,900
                                                  ------------
UTILITIES -- 4.4%
    Cleveland Electric
      Illumination Corp.
      Notes
      8.75%.................. 11/15/05       100       100,805
    CMS Energy Corp. Sr.
      Notes
      8.125%................. 05/15/02     5,000     5,137,500
    Long Island Lighting
      Corp. Notes
      7.85%.................. 05/15/99     7,000     7,113,750
      8.90%.................. 07/15/19     6,000     6,384,540
    Louisiana Power & Light
      Corp. Notes
      7.74%.................. 07/01/02     6,000     6,210,000
                                                  ------------
                                                    24,946,595
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $142,214,548).................             144,478,378
                                                  ------------

U.S. TREASURY OBLIGATIONS -- 2.4%
U.S. TREASURY BILLS -- 0.5%
      5.02%#................. 02/05/98        60        59,711
      5.16%#................. 02/05/98       485       482,660
      5.17%#................. 02/05/98        35        34,831
      5.14%#................. 03/12/98       115       113,863
                                          PAR
                              MATURITY   (000)       VALUE
                              --------  --------  ------------
      5.19%#................. 03/12/98     $ 685     $ 678,225
      5.19%#................. 03/12/98     1,120     1,108,923
      5.18%#................. 04/16/98       590       581,120
      5.31%#................. 04/16/98       165       162,517
                                                  ------------
                                                     3,221,850
                                                  ------------
U.S. TREASURY BONDS -- 1.9%
      6.50%.................. 11/15/26    10,000    10,681,099
                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $13,087,194)..................              13,902,949
                                                  ------------

SOVEREIGN ISSUES -- 3.2%
ARGENTINA -- 1.7%
    Republic of Argentina
      [BRB,FRB]
      6.688%................. 03/31/05    10,560     9,452,520
                                                  ------------
MEXICO -- 0.7%
    United Mexican States
      Ser-W-B [BRB] (with
      Value Recover Rights
      Attached)
      6.25%.................. 12/31/19     5,000     4,193,366
                                                  ------------
PHILIPPINES -- 0.8%
    Bangko Sentral
      Philippinas
      8.60%.................. 06/15/27     6,000     4,865,700
                                                  ------------
TOTAL SOVEREIGN ISSUES
  (COST $18,185,098)..................              18,511,586
                                                  ------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)
                                         ---------
FOREIGN BONDS -- 8.7%
CANADA -- 0.7%
    Canadian Government
      4.25%...................  12/01/26     5,158     3,675,036
                                                   -------------
NEW ZEALAND -- 1.1%
    New Zealand Government
      10.00%..................  03/15/02    10,000     6,359,076
                                                   -------------
UNITED KINGDOM -- 6.9%
    United Kingdom Treasury
      7.25%...................  12/07/07    22,500    39,601,759
                                                   -------------
TOTAL FOREIGN BONDS
  (COST $50,663,909)....................              49,635,871
                                                   -------------

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                               MATURITY    (000)       VALUE
                               --------- --------- -------------
CERTIFICATES OF DEPOSIT -- 9.6%
    Bankers Trust
      5.90%...................  07/07/98 $  20,000 $  19,997,748
    Landesbank Hessen
      Thueringer
      5.93%...................  06/30/98    25,000    25,005,275
    Sanwa Bank New York Ltd.
      6.53%...................  06/22/98    10,000     9,994,324
                                                   -------------
TOTAL CERTIFICATES OF DEPOSIT
  (COST $54,986,321)....................              54,997,347
                                                   -------------
COMMERCIAL PAPER -- 20.6%
    Abbott Laboratories
      6.00%...................  01/13/98     3,200     3,193,600
    AT&T Corp.
      5.78%...................  01/16/98    14,200    14,165,802
      5.76%...................  02/12/98       400       397,312
    Canadian Wheat Board
      5.73%...................  02/11/98     3,600     3,576,507
    Dupont, (E.I.) De Nemours
      & Co.
      5.83%...................  01/28/98     4,000     3,982,510
    Ford Motor Credit Corp.
      5.58%...................  01/14/98    19,000    18,962,328
    General Electric Capital
      Corp.
      5.60%...................  01/14/98     3,100     3,093,886
      5.72%...................  01/16/98       900       897,950
      5.60%...................  01/20/98    13,600    13,559,302
    General Motors Acceptance
      Corp.
      5.53%...................  01/15/98    11,300    11,275,688
      5.78%...................  01/28/98       400       398,266
    KFW International
      Financial Corp.
      5.58%...................  01/05/98     1,000       999,380
      5.79%...................  01/28/98    10,000     9,956,575
      5.73%...................  02/06/98     1,300     1,292,791
    National Rural Utility
      Corp.
      5.58%...................  01/08/98     4,700     4,695,068
    New Center Asset Trust
      5.56%...................  01/21/98     8,700     8,673,461
      5.52%...................  01/28/98    10,300    10,257,435
    Procter & Gamble Co.
      5.64%...................  02/10/98     1,100     1,093,107
    Province of Alberta
      5.58%...................  01/09/98     4,000     3,994,800
    Western Australian
      Treasury
      5.66%...................  02/17/98     3,500     3,473,817
                                                   -------------
TOTAL COMMERCIAL PAPER
  (COST $117,938,976)...................             117,939,585
                                                   -------------

                                       SHARES        VALUE
                                     ----------- -------------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash
      Fund..........................   2,912,640 $   2,912,640
    Temporary Investment Fund.......   2,912,639     2,912,639
                                                  ------------
    (COST $5,825,279)...............                 5,825,279
                                                  ------------
TOTAL INVESTMENTS -- 132.2%
  (COST $750,855,319)...............               756,344,688
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (32.2%).................              (184,244,820)
                                                  ------------
NET ASSETS -- 100.0%................             $ 572,099,868
                                                  ============

Foreign currency exchange contacts outstanding at December 31, 1997:

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS        UNREALIZED
  MONTH        TYPE               DELIVER           FOR          AT VALUE       APPRECIATION
--------------------------------------------------------------------------------------------
01/98          Sell     CAD          48,000      $  79,517      $  78,967         $    550
03/98          Sell     GBP       5,236,000      3,909,797      3,665,974          243,823
                                                 ----------     ----------        --------
                                                 $3,989,314     $3,744,941        $244,373
                                                 ==========     ==========        ========

# Securities with an aggregate market value of $3,221,850 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                                    NOTIONAL
                                        EXPIRATION   AMOUNT    UNREALIZED
DESCRIPTION                               MONTH      (000)    APPRECIATION
---------------------------------------------------------------------------
U.S. Treasury 5 Year Note..............    03/98      5,000     $  1,562
U.S. Treasury 10 Year Note.............    03/98     53,500       47,188
U.S. Treasury 30 Year Note.............    03/98    104,800      893,594
Eurodollar.............................    03/98     30,000       25,500
                                                                --------
                                                                $967,844
                                                                ========

PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Interest rate swap agreements outstanding at December 31, 1997:

                                          NOTIONAL
                              EXPIRATION   AMOUNT    UNREALIZED
DESCRIPTION                     MONTH      (000)    APPRECIATION
----------------------------------------------------------------
Receive variable rate
  payments on the three month
  LIBOR-BBA floating rate and
  pay fixed rate payments on
  the then current U.S.
  Treasury 10 Year Note with
  a spread of: 36.25.........    04/02      5,000     $ 22,203
  37.00......................    04/02      3,000       12,370
  36.50......................    04/02      7,500       32,512
  37.00......................    05/02     10,000       41,234
  36.50......................    06/02     12,000       52,019
  35.75......................    06/02      6,000       27,912
                                                      --------
                                                      $188,250
                                                      ========

--------------------------------------------------------------------------------
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 3.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 72.6%
AEROSPACE -- 3.8%
    AlliedSignal, Inc. ................ 200,000  $  7,787,500
    General Motors Corp. Cl-H .........  20,000       738,750
    Lockheed Martin Corp. .............  20,000     1,970,000
    Northrop Grumman Corp. ............ 100,000    11,500,000
    Raytheon Co. Cl-A .................  15,074       743,346
                                                   ----------
                                                   22,739,596
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 1.1%
    Chrysler Corp. ....................  30,000     1,055,625
    Ford Motor Co. ....................  40,000     1,947,500
    General Motors Corp. ..............  60,000     3,637,500
                                                   ----------
                                                    6,640,625
                                                   ----------
AUTOMOTIVE PARTS -- 0.4%
    Borg Warner Automotive, Inc. ......  50,000     2,600,000
                                                   ----------
BEVERAGES -- 1.7%
    Anheuser-Busch Companies, Inc. .... 140,000     6,160,000
    Coors, (Adolph) Co. Cl-B .......... 130,000     4,322,500
                                                   ----------
                                                   10,482,500
                                                   ----------
CHEMICALS -- 1.5%
    Agrium, Inc. ...................... 250,000     3,046,875
    General Chemical Group, Inc. ......  50,000     1,337,500
    Lawter International, Inc. ........ 100,000     1,087,500
    Olin Corp. ........................  80,000     3,750,000
                                                   ----------
                                                    9,221,875
                                                   ----------
COMPUTER HARDWARE -- 2.2%
    Hewlett-Packard Co. ...............  50,000     3,125,000
    International Business
      Machines Corp. ..................  94,000     9,828,875
                                                   ----------
                                                   12,953,875
                                                   ----------
CONGLOMERATES -- 0.3%
    Tenneco, Inc. .....................  50,000     1,975,000
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Colgate-Palmolive Co. .............  20,000     1,470,000
    Procter & Gamble Co. ..............  20,000     1,596,250
                                                   ----------
                                                    3,066,250
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.2%
    Emerson Electric Co. .............. 100,000     5,643,750
    General Electric Co. .............. 150,000    11,006,250
    Honeywell, Inc. ...................  40,000     2,740,000
    Sundstrand Corp. .................. 100,000     5,037,500
    Tandy Corp. ....................... 260,000    10,026,250
    Texas Instruments, Inc. ...........  60,000     2,700,000
                                                   ----------
                                                   37,153,750
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.6%
    Allied Waste Industries, Inc.* .... 152,000     3,543,500
                                                   ----------
FINANCIAL-BANK & TRUST -- 4.3%
    Bank of New York Co., Inc. ........ 100,000     5,781,250
    Charter One Financial, Inc. ....... 100,000     6,312,500
    Fleet Financial Group, Inc. ....... 100,000     7,493,750
    Mellon Bank Corp. ................. 100,000     6,062,500
                                                   ----------
                                                   25,650,000
                                                   ----------

                                        SHARES      VALUE
                                        -------  ------------
FINANCIAL SERVICES -- 3.2%
    Ahmanson, (H.F.) & Co. ............ 120,000  $  8,032,500
    Associates First Capital Corp. ....  80,000     5,690,000
    Morgan Stanley, Dean Witter,
      Discover & Co. ..................  95,000     5,616,875
                                                   ----------
                                                   19,339,375
                                                   ----------
FOOD -- 4.8%
    General Mills, Inc. ...............  70,000     5,013,750
    Heinz, (H.J.) Co. .................  93,000     4,725,562
    Kellogg Co. ....................... 140,000     6,947,500
    Quaker Oats Co. ................... 100,000     5,275,000
    Ralston Purina Group ..............  75,000     6,970,312
                                                   ----------
                                                   28,932,124
                                                   ----------
HEALTHCARE SERVICES -- 0.7%
    Tenet Healthcare Corp.* ........... 120,000     3,975,000
                                                   ----------
HOTELS & MOTELS -- 2.3%
    Hilton Hotels Corp. ............... 300,000     8,925,000
    Patriot American Hospitality,
      Inc. ............................ 160,002     4,610,058
                                                   ----------
                                                   13,535,058
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.4%
    Albany International Corp. Cl-A ... 100,000     2,300,000
                                                   ----------
INSURANCE -- 5.3%
    Allmerica Financial Corp. ......... 131,363     6,559,940
    Chubb Corp. ....................... 100,000     7,562,500
    Lincoln National Corp. ............  80,000     6,250,000
    Ohio Casualty Corp. ............... 100,000     4,462,500
    Travelers Property Casualty
      Corp. Cl-A ...................... 167,500     7,370,000
                                                   ----------
                                                   32,204,940
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Becton Dickinson & Co. ............  60,000     3,000,000
                                                   ----------
METALS & MINING -- 0.5%
    Newmont Mining Corp. .............. 100,994     2,966,699
                                                   ----------
OIL & GAS -- 8.7%
    Apache Corp. ...................... 100,000     3,506,250
    Atlantic Richfield Co. ............  60,000     4,807,500
    Baker Hughes, Inc. ................ 100,000     4,362,500
    Chevron Corp. .....................  70,000     5,390,000
    EEX Corp.* ........................ 380,500     3,448,281
    Enron Oil & Gas Co. ............... 100,000     2,118,750
    Exxon Corp. ....................... 100,000     6,118,750
    Mobil Corp. .......................  24,000     1,732,500
    Phillips Petroleum Co. ............ 100,000     4,862,500
    Royal Dutch Petroleum Co. .........  60,000     3,251,250
    Schlumberger Ltd. .................  42,000     3,381,000
    Sonat, Inc. .......................  85,000     3,888,750
    Union Pacific Resources Group,
      Inc. ............................ 121,173     2,938,445
    USX-Marathon Group ................  80,000     2,700,000
                                                   ----------
                                                   52,506,476
                                                   ----------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
PAPER & FOREST PRODUCTS -- 0.6%
    Fort James Corp. .................. 100,000  $  3,825,000
                                                 ------------
PERSONAL SERVICES -- 0.9%
    Galileo International, Inc. .......  99,000     2,734,875
    Service Corp. International .......  72,000     2,659,500
                                                 ------------
                                                    5,394,375
                                                 ------------
PHARMACEUTICALS -- 5.1%
    Abbott Laboratories ............... 100,000     6,556,250
    American Home Products Corp. ......  60,000     4,590,000
    Merck & Co., Inc. .................  80,000     8,500,000
    Novo Nordisk AS [ADR] .............  20,000     1,447,500
    Pfizer, Inc. ......................  30,000     2,236,875
    Smithkline Beecham PLC [ADR] ......  70,000     3,600,625
    Warner-Lambert Co. ................  30,000     3,720,000
                                                 ------------
                                                   30,651,250
                                                 ------------
RAILROADS -- 2.6%
    Kansas City Southern Industries,
      Inc. ............................ 350,000    11,112,500
    Norfolk Southern Corp. ............ 150,000     4,621,875
                                                 ------------
                                                   15,734,375
                                                 ------------
REAL ESTATE -- 0.2%
    Kilroy Realty Corp. [REIT] ........  50,000     1,437,500
                                                 ------------
RETAIL & MERCHANDISING -- 3.1%
    Dayton-Hudson Corp. ...............  80,000     5,400,000
    Dollar General Corp. ..............  31,250     1,132,812
    Federated Department Stores,
      Inc.* ........................... 100,000     4,306,250
    May Department Stores Co. .........  70,000     3,688,125
    Penney, (J.C.) Co., Inc. ..........  70,000     4,221,875
                                                 ------------
                                                   18,749,062
                                                 ------------
SEMI-CONDUCTORS -- 2.1%
    Analog Devices, Inc.* ............. 300,000     8,306,250
    Motorola, Inc. ....................  75,000     4,279,688
                                                 ------------
                                                   12,585,938
                                                 ------------
TELECOMMUNICATIONS -- 7.7%
    Ameritech Corp. ...................  50,000     4,025,000
    AT&T Corp. ........................  60,000     3,675,000
    Bell Atlantic Corp. ............... 108,400     9,864,400
    BellSouth Corp. ...................  80,000     4,505,000
    GTE Corp. ......................... 100,000     5,225,000
    SBC Communications, Inc. ..........  90,000     6,592,500
    Sprint Corp. ......................  12,700       744,538
    Teleport Communications Group, Inc.
      Cl-A* ...........................  99,600     5,465,550
    U.S. West Communications Group .... 140,000     6,317,500
                                                 ------------
                                                   46,414,488
                                                 ------------
UTILITIES -- 1.3%
    Endesa SA [ADR] ................... 300,000     5,456,250
    IES Industries, Inc. ..............  60,000     2,208,750
                                                 ------------
                                                    7,665,000
                                                 ------------
TOTAL COMMON STOCK
  (COST $345,121,687)..................           437,243,631
                                                 ------------
                                        SHARES      VALUE
                                        -------  ------------
PREFERRED STOCK -- 0.1%
  METALS & MINING
    Amax Gold, Inc. $3.75 Cl-B
    (COST $996,575) ...................  20,000  $    720,000
                                                 ------------

                                          PAR
                            MATURITY     (000)
                            -------      -----
CORPORATE OBLIGATIONS -- 18.9%
BROADCASTING -- 0.8%
    Allbritton Communica-
      tions Co. Sr. Sub.
      Debs.
      9.75%................ 11/30/07       $ 1,500     1,537,500
    Chancellor Media Corp.
      Sr. Sub. Notes 144A
      8.125%............... 12/15/07         2,000     1,965,000
    SFX Broadcasting, Inc.
      Sr. Sub. Notes
      10.75%............... 05/15/06         1,000     1,097,500
                                                    ------------
                                                       4,600,000
                                                    ------------
BUILDING MATERIALS -- 0.3%
    USG Corp. Sr. Notes
      8.50%................ 08/01/05         1,500     1,616,250
                                                    ------------
COMPUTER HARDWARE -- 0.5%
    International Business
      Machine Corp. Debs.
      6.22%................ 08/01/27         2,950     2,994,250
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Unisys Corp. Sr. Notes
      12.00%............... 04/15/03         1,000     1,132,500
                                                    ------------
CONTAINERS & PACKAGING -- 0.3%
    Gaylord Container Corp.
      Sr. Sub. Debs.
      12.75%............... 05/15/05         2,000     2,145,000
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.3%
    Wyman-Gordon Co. Sr.
      Notes
      8.00%................ 12/15/07         2,000     2,027,500
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Fox Kids Worldwide,
      Inc. Sr. Notes 144A
      9.25%................ 11/01/07         1,000       970,000
    GCI, Inc. Sr. Notes
      9.75%................ 08/01/07         1,000     1,040,000
    Horseshoe Gaming L.L.C.
      Sr. Notes
      12.75%............... 09/30/00         1,350     1,491,750
    Time Warner
      Entertainment Co.
      L.P. Debs.
      8.375%............... 03/15/23         1,000     1,136,250
    Time Warner, Inc. Notes
      6.85%................ 01/15/03         1,000     1,033,750
                                                    ------------
                                                       5,671,750
                                                    ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
FINANCIAL-BANK & TRUST -- 0.3%
    Dime Bancorp, Inc. Sr.
      Notes
      10.50%............... 11/15/05       $ 2,000   $ 2,157,500
                                                    ------------
FINANCIAL SERVICES -- 1.8%
    CEI Citicorp Holdings
      S.A. 144A
      9.75%................ 02/14/07         2,000     1,915,000
    Donaldson Lufkin &
      Jenrette, Inc. Notes
      5.625%............... 02/15/16         1,000       986,250
    DQU II Funding Corp.
      Debs.
      8.70%................ 06/01/16         2,000     2,270,000
    General Motors
      Acceptance Corp. Notes
      6.70%................ 04/25/01         1,000     1,015,000
    Lehman Brothers
      Holdings, Inc. Sr. Notes
      8.80%................ 03/01/15         1,850     2,183,000
    Spieker Properties,
      Inc. Notes
      7.35%................ 12/01/17         2,500     2,521,875
                                                    ------------
                                                      10,891,125
                                                    ------------
HEALTHCARE SERVICES -- 0.2%
    FHP International Corp.
      Sr. Notes
      7.00%................ 09/15/03         1,000     1,010,000
                                                    ------------
INSURANCE -- 0.8%
    Equitable Companies,
      Inc. Sr. Notes
      9.00%................ 12/15/04         4,035     4,599,900
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Agco Corp. Sr. Sub.
      Notes
      8.50%................ 03/15/06         1,000     1,027,500
                                                    ------------
METALS & MINING -- 0.7%
    Centaur Mining &
      Exploration Ltd. 144A
      11.00%............... 12/01/07         2,000     2,035,000
    Glencore Nickel Ltd.
      144A
      9.00%................ 12/01/14         2,000     1,995,000
                                                    ------------
                                                       4,030,000
                                                    ------------
                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
OIL & GAS -- 1.7%
    Belco Oil & Gas Corp.
      Sr. Sub. Notes
      8.875%............... 09/15/07       $ 1,500   $ 1,515,000
    Cliffs Drilling Co.
      Cl-B
      10.25%............... 05/15/03         1,000     1,093,750
    Navigator Gas Transport
      Notes 144A
      10.50%............... 06/30/07         1,000     1,065,000
    Noram Energy Corp.
      Sub. Deb. [CVT]
      6.00%................ 03/15/12           339       319,508
    Pacific Gas & Electric
      First Mtge.
      7.25%................ 08/01/26         1,500     1,515,000
    Sun Co., Inc. Debs.
      9.375%............... 06/01/16         2,000     2,347,500
    VERITAS Holdings Sr.
      Notes
      9.625%............... 12/15/03         2,000     2,145,000
                                                    ------------
                                                      10,000,758
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Quno Corp. Sr. Notes
      9.125%............... 05/15/05         2,150     2,375,750
                                                    ------------
PHARMACEUTICALS -- 0.4%
    McKesson Corp. Sub.
      Debs.
      4.50%................ 03/01/04         2,875     2,601,875
                                                    ------------
PRINTING &
  PUBLISHING -- 0.3%
    Affiliated Newspaper
      Investments, Inc.
      Sr. Disc. Notes [STEP]
      10.882%.............. 07/01/06         2,000     1,900,000
                                                    ------------
REAL ESTATE -- 0.2%
    Saul, (B.F.)
      Sr. Notes [REIT]
      11.625%.............. 04/01/02         1,000     1,070,000
                                                    ------------
TELECOMMUNICATIONS -- 2.9%
    CF Cable TV, Inc. Sr.
      Notes
      11.625%.............. 02/15/05         2,000     2,302,500
    Commnet Cellular, Inc.
      Sub. Notes
      11.25%............... 07/01/05         1,000     1,152,500
    Frontier Corp.
      Notes
      7.25%................ 05/15/04         2,000     2,090,000

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
    Intermedia Communication
      Sr. Notes 144A
      8.50%................ 01/15/08       $ 2,000   $ 2,005,000
    Nextel Communications,
      Inc. Sr. Disc. Notes
      144A
      10.153%.............. 10/31/07         4,000     2,440,000
    Nextlink Communications, Inc.
      Sr. Notes
      9.625%............... 10/01/07         2,000     2,060,000
    NTL, Inc. Sr. Notes
      10.00%............... 02/15/07         1,000     1,062,500
    PriCellular Wireless Corp.
      Sr. Disc. Notes
      14.00%............... 11/15/01         1,345     1,501,356
      9.559%............... 10/01/03         2,000     2,060,000
    U.S. West Capital Funding Notes
      7.30%................ 01/15/07         1,000     1,032,500
                                                    ------------
                                                      17,706,356
                                                    ------------
UTILITIES -- 5.7%
    Boston Edison Co. Debs.
      7.80%................ 05/15/10         1,000     1,084,806
      7.80%................ 03/15/23         1,640     1,701,500
    Carolina Power & Light
      First Mtge.
      8.625%............... 09/15/21         1,000     1,230,160
      6.875%............... 08/15/23         1,000       988,750
    Cleveland Electric
      Illumination Co.
      First Mtge. Cl-B
      9.50%................ 05/15/05         3,000     3,348,750
    Detroit Edison
      Medium-Term Notes
      8.30%................ 08/01/22         1,000     1,098,750
    Jersey Central Power &
      Light Co. First Mtge.
      7.50%................ 05/01/23         1,500     1,539,375
      6.75%................ 11/01/25         1,000       961,250
    Long Island Lighting
      Co. Debs.
      8.20%................ 03/15/23         3,500     3,788,750
      9.00%................ 11/01/22         1,000     1,113,750
    Metropolitan Edison Co.
      Notes
      8.15%................ 01/30/23         2,975     3,252,127
                                          PAR
                            MATURITY     (000)         VALUE
                            -------      -----          ----
    New York State Electric
      & Gas Notes
      8.30%................ 12/15/22       $ 1,400   $ 1,505,000
    Pacific Gas & Electric
      First Mtge.
      8.25%................ 11/01/22         2,740     3,024,275
    PECO Energy First Mtge.
      7.25%................ 11/01/24         2,000     2,007,500
    Penn Power and Light
      First Mtge.
      7.875%............... 02/01/23         1,000     1,073,750
    Potomac Electric Power
      First Mtge.
      6.25%................ 10/15/04         1,900     1,919,000
    PSI Energy, Inc. Debs.
      6.35%................ 11/15/00         1,500     1,503,750
    South Carolina Electric
      & Gas Co. Mtge.
      8.875%............... 08/15/21         2,000     2,215,000
    Utilicorp United, Inc.
      Sr. Notes
      9.00%................ 11/15/21         1,000     1,097,500
                                                    ------------
                                                      34,453,743
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (COST $111,540,457)......                          114,011,757
                                                    ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
    Federal Home Loan Mtge.
      Corp.
      6.50%................ 09/01/11        13,800    13,834,769
      6.50%................ 01/01/12         4,691     4,703,535
                                                    ------------
    (COST $18,094,307)..............                  18,538,304
                                                    ------------

COMMERCIAL PAPER -- 5.0%
    American Express Credit
      Corp.
      5.76%................ 01/08/98        10,000    10,000,000
    CIGNA Corp.
      6.06%................ 01/06/98        10,000    10,000,000
    Ford Motor Credit Corp.
      6.11%................ 01/02/98        10,000    10,000,000
                                                    ------------
TOTAL COMMERCIAL PAPER
  (COST $30,000,000).......                           30,000,000
                                                    ------------

INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                      ------------  ------------

SHORT-TERM INVESTMENTS -- 2.0%
    Temporary Investment Cash
      Fund..........................     6,086,602   $ 6,086,602
    Temporary Investment Fund.......     6,086,601     6,086,601
                                                    ------------
    (COST $12,173,203).....                           12,173,203
                                                    ------------
TOTAL INVESTMENTS -- 101.7%
  (COST $517,926,229)......                          612,686,895
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7%)..................                 (10,582,061)
                                                    ------------
NET ASSETS -- 100.0%................                $602,104,834
                                                    ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 2.4% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 87.1%
AEROSPACE -- 0.9%
    REMEC, Inc.* ...................... 114,825  $  2,583,562
                                                   ----------
AUTOMOTIVE PARTS -- 0.8%
    OEA, Inc. .........................  46,400     1,342,700
    United Rentals, Inc.* .............  51,900     1,002,319
                                                   ----------
                                                    2,345,019
                                                   ----------
BUILDING MATERIALS -- 0.5%
    NS Group, Inc.* ...................  76,600     1,311,775
                                                   ----------
BUSINESS SERVICES -- 2.0%
    Concord EFS, Inc.* ................  94,550     2,351,931
    Paraxel International Corp.* ......  90,250     3,339,250
                                                   ----------
                                                    5,691,181
                                                   ----------
CHEMICALS -- 1.2%
    Crompton & Knowles Corp. ..........  60,925     1,614,512
    O.M. Group, Inc. ..................  48,575     1,779,059
                                                   ----------
                                                    3,393,571
                                                   ----------
CLOTHING & APPAREL -- 1.5%
    The Men's Wearhouse, Inc.* ........  65,775     2,285,681
    Warnaco Group, Inc. Cl-A ..........  61,200     1,920,150
                                                   ----------
                                                    4,205,831
                                                   ----------
COMPUTER HARDWARE -- 1.4%
    Insight Enterprises, Inc.* ........ 105,337     3,871,135
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 15.6%
    Aspen Technologies, Inc. ..........  79,925     2,737,431
    Avant! Corp.* .....................  38,400       643,200
    CDW Computers Centers, Inc.* ......  78,275     4,080,084
    Checkfree Corp.* ..................  84,325     2,276,775
    Documentum, Inc.* ................. 108,075     4,552,659
    Electronic Arts, Inc.* ............  33,875     1,280,898
    Geoworks Corp.* ................... 238,900     2,299,412
    Harbinger Corp.* ..................  89,850     2,527,031
    HNC Software, Inc.* ............... 109,300     4,699,900
    Keane, Inc.* ......................  59,000     2,396,875
    Mastech Corp.* .................... 103,100     3,273,425
    MMC Networks, Inc.* ...............  36,775       625,175
    Radisys Corp.* ....................  60,250     2,244,312
    SanDisk Corp.* ....................  82,225     1,670,195
    Security Dynamics Technologies,
      Inc.* ...........................  37,550     1,342,412
    SIPEX Corp.* ......................  52,975     1,602,494
    Sterling Commerce, Inc.* ..........  34,525     1,327,055
    Summit Design, Inc.* .............. 126,150     1,308,806
    Transaction Systems Architects,
      Inc.* ...........................  64,925     2,467,150
                                                   ----------
                                                   43,355,289
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 8.4%
    800-JR CIGAR, Inc.* ...............  51,625     1,290,625
    Action Performance Companies,
      Inc.* ...........................  33,425     1,265,972
    Helen of Troy Ltd.* ............... 284,225     4,583,128
    Pre-Paid Legal Services, Inc.* .... 109,250     3,734,984
    Rexall Sundown, Inc.* ............. 102,900     3,106,294
    Samsonite Corp.* ..................  69,300     2,191,612
    Vestcom International, Inc.* ......  76,450     1,710,569

                                        SHARES      VALUE
                                        -------  ------------
    Windmere -- Durable Holdings,
      Inc. ............................  25,000  $    564,062
    Wolverine World Wide, Inc. ........ 220,630     4,991,754
                                                   ----------
                                                   23,439,000
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Berg Electronics Corp.* ........... 143,800     3,271,450
    Brooks Automation, Inc.* ..........  72,825     1,338,159
    Powerwave Technologies, Inc.* .....  35,425       595,601
    PRI Automation, Inc.* .............  74,250     2,143,969
    Sanmina Corp.* ....................  47,800     3,238,450
    Sawtek, Inc.* .....................  54,500     1,437,437
    Zebra Technologies Corp. Cl-A* ....  72,500     2,156,875
                                                   ----------
                                                   14,181,941
                                                   ----------
ENERGY SERVICES -- 0.2%
    Metzler Group, Inc.* ..............  15,325       614,916
                                                   ----------
ENTERTAINMENT & LEISURE -- 3.2%
    Midway Games, Inc.* ...............  68,900     1,253,119
    Signature Resorts, Inc.* .......... 124,075     2,714,141
    Silverleaf Resorts, Inc.* ......... 132,025     3,234,612
    Vistana, Inc.* ....................  70,400     1,619,200
                                                   ----------
                                                    8,821,072
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.8%
    USA Waste Services, Inc.* .........  58,739     2,305,506
                                                   ----------
EQUIPMENT SERVICES -- 0.8%
    Rental Service Corp.* .............  93,950     2,307,647
                                                   ----------
FINANCIAL-BANK & TRUST -- 0.5%
    Banco Latinoamericano de
      Exportaciones SA Cl-E ...........  34,000     1,406,750
                                                   ----------
FINANCIAL SERVICES -- 0.5%
    Affiliated Managers Group,
      Inc.* ...........................  46,975     1,362,275
                                                   ----------
FOOD -- 2.0%
    JP Foodservice, Inc.* ............. 149,425     5,519,386
                                                   ----------
HEALTHCARE SERVICES -- 7.9%
    Access Health, Inc.* ..............  45,400     1,333,625
    Advance Paradigm, Inc.* ...........  49,525     1,572,419
    Capital Senior Living Corp.* ...... 202,550     2,114,116
    Coram Healthcare Corp.* ...........   2,152         7,263
    Envoy Corp.* ......................   9,150       266,494
    FPA Medical Management, Inc.* ..... 125,475     2,336,972
    Heartport, Inc.* ..................  63,850     3,264,331
    Medical Manager Corp.* ............ 130,975     2,357,550
    National Data Corp. ...............  30,000     1,083,750
    NCS Healthcare, Inc. Cl-A* ........  53,000     1,397,875
    Orthodontic Centers of America,
      Inc.* ........................... 145,150     2,413,119
    Simione Central Holdings, Inc. .... 123,075     1,107,675
    Sunrise Assisted Living, Inc.* ....  65,125     2,808,516
                                                   ----------
                                                   22,063,705
                                                   ----------
HOTELS & MOTELS -- 1.5%
    Capstar Hotel Co.* ................  81,900     2,810,194
    Promus Hotel Corp.* ...............  35,500     1,491,000
                                                   ----------
                                                    4,301,194
                                                   ----------
INDUSTRIAL PRODUCTS -- 0.8%
    Harsco Corp. ......................  52,500     2,264,062
                                                   ----------

FOUNDERS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
INSURANCE -- 2.4%
    Executive Risk, Inc. ..............  42,150  $  2,942,597
    Reliastar Financial Corp. .........  90,000     3,706,875
                                                   ----------
                                                    6,649,472
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 5.5%
    Covance, Inc.* ....................  85,075     1,690,866
    ESC Medical Systems Ltd.* .........  81,600     3,162,000
    HBO & Co. ......................... 102,645     4,926,960
    Ocular Sciences, Inc.* ............  59,775     1,569,094
    Schein, (Henry), Inc.* ............  70,525     2,468,375
    Transition Systems, Inc.* .........  68,750     1,521,094
                                                   ----------
                                                   15,338,389
                                                   ----------
METALS & MINING -- 0.3%
    IMCO Recycling, Inc. ..............  55,350       889,059
                                                   ----------
OFFICE EQUIPMENT -- 1.6%
    U.S. Office Products Co.* ......... 229,500     4,503,937
                                                   ----------
OIL & GAS -- 2.4%
    Offshore Logistics, Inc.* ......... 209,000     4,467,375
    Patterson Energy, Inc.* ...........   6,375       246,633
    UTI Energy Corp.* .................  79,250     2,050,594
                                                   ----------
                                                    6,764,602
                                                   ----------
PERSONAL SERVICES -- 0.9%
    Sylvan Learning Systems, Inc.* ....  67,500     2,632,500
                                                   ----------
PHARMACEUTICALS -- 2.5%
    Scherer, (R.P.) Corp.* ............  21,050     1,284,050
    Watson Pharmaceuticals, Inc.* ..... 174,425     5,657,911
                                                   ----------
                                                    6,941,961
                                                   ----------
PRINTING & PUBLISHING -- 0.9%
    Mail-Well, Inc.* ..................  62,950     2,549,475
                                                   ----------
REAL ESTATE -- 2.2%
    Fairfield Communities, Inc.* ...... 138,887     6,128,389
                                                   ----------
RESTAURANTS -- 1.5%
    CKE Restaurants, Inc. .............  98,500     4,149,312
                                                   ----------
RETAIL & MERCHANDISING -- 3.0%
    Meyer, (Fred), Inc.* ..............  60,000     2,182,500
    Proffitt's, Inc.* ................. 117,100     3,330,031
    Stage Stores, Inc.* ...............  73,125     2,733,047
                                                   ----------
                                                    8,245,578
                                                   ----------
SEMICONDUCTORS -- 0.7%
    Speedfam International, Inc.* .....  36,925       978,513
    Vitesse Semiconductor, Inc.* ......  23,562       889,466
                                                   ----------
                                                    1,867,979
                                                   ----------
TELECOMMUNICATIONS -- 7.3%
    Cellular Communications
      International, Inc.* ............  45,900     2,145,825
    Digital Microwave Corp.* ..........  98,500     1,428,250
    Echostar Communications Corp.* ....  53,450       895,288
                                        SHARES      VALUE
                                        -------  ------------
    Genesys Telecommuncations
      Laboratories, Inc.* .............  40,025  $  1,275,797
    Intelect Communications, Inc.* .... 119,450       612,181
    Nextlink Communications, Inc.
      C1-A* ...........................  52,675     1,122,636
    P-Com, Inc.* ......................  89,600     1,545,600
    Pacific Gateway Exchange, Inc.* ...  32,500     1,748,906
    Periphonics Corp.* ................ 100,575       880,031
    Premiere Technologies, Inc.* ...... 147,475     4,073,997
    Smartalk Teleservices, Inc.* ......  98,250     2,235,188
    Westell Technologies, Inc.
      Cl-A* ........................... 181,300     2,311,575
                                                   ----------
                                                   20,275,274
                                                   ----------
TOTAL COMMON STOCK
  (COST $202,679,911)..................           242,280,744
                                                   ----------
FOREIGN STOCK -- 2.7%
BROADCASTING -- 0.5%
    Flextech PLC -- (GBP)* ............ 167,000     1,448,112
                                                   ----------
BUILDING MATERIALS -- 0.6%
    Hunter Douglas NV -- (NLG) ........  42,037     1,472,269
                                                   ----------
RESTAURANTS -- 0.9%
    Wetherspoon, (J.D.)
      PLC -- (GBP) .................... 447,665     2,467,590
                                                   ----------
TRANSPORTATION -- 0.8%
    IHC Caland NV -- (NLG) ............  40,000     2,075,739
                                                   ----------
TOTAL FOREIGN STOCK
  (COST $4,779,865)....................             7,463,710
                                                   ----------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund ....      58            58
    Temporary Investment Fund .........      57            57
                                                   ----------
    (COST $115)........................                   115
                                                   ----------

                                          PAR
                             MATURITY    (000)
                             ---------  -------
COMMERCIAL PAPER -- 10.5%
    American Express Credit
      Corp.
      6.00%................  01/06/98   $10,973     10,963,856
    Associates Corp. of
      North America
      6.00%................  01/02/98    10,509     10,507,249
    Ciesco L.P.
      5.90%................  01/05/98     7,693      7,687,957
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $29,159,062)..................              29,159,062
                                                  ------------
TOTAL INVESTMENTS -- 100.2%
  (COST $236,618,952).................             278,903,631
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%)....................                (645,477)
                                                  ------------
NET ASSETS -- 100.0%..................            $278,258,154
                                                  ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.
* Non-income producing securities.
Definitions of abbreviations are included following the Schedules of Investments.
See Notes to Financial Statements.

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
FOREIGN STOCK -- 94.5%
ARGENTINA -- 1.1%
    Banco de Galicia y Buenos Aires
      SA de C.V. [ADR] ..............     14,268  $    367,401
    Banco Frances del Rio de la Plata
      SA [ADR] ......................     16,411       449,251
    Perez Companc SA ................    138,525       989,247
    Telefonica de Argentina SA Cl-B
      [ADR] .........................     29,080     1,083,230
    YPF SA [ADR] ....................     58,307     1,993,371
                                                    ----------
                                                     4,882,500
                                                    ----------
AUSTRALIA -- 2.2%
    Australia & New Zealand Banking
      Group Ltd. ....................     54,000       356,772
    Australian Gas Light Co. Ltd. ...    125,945       878,060
    Brambles Industries Ltd. ........     13,000       257,923
    Broken Hill Proprietary Co.
      Ltd. ..........................     93,549       868,587
    Commonwealth Bank of
      Australia .....................     94,461     1,083,240
    Fosters Brewing Group Ltd. ......    242,000       460,424
    FXF Trust* ......................    116,300        19,702
    John Fairfax Holdings Ltd. ......    201,000       419,088
    Lend Lease Corp. Ltd. ...........     32,854       642,198
    National Australia Bank Ltd. ....     36,185       505,255
    News Corp. Ltd. .................    158,593       875,240
    News Corp. Ltd. Pfd. ............     56,839       281,240
    Publishing & Broadcasting
      Ltd. ..........................    116,300       515,286
    Sydney Harbour Casino Holdings
      Ltd.* .........................    339,000       321,382
    Tabcorp Holdings Ltd. ...........     99,000       464,437
    Telstra Corp. Ltd.* .............    298,000       629,102
    Westpac Banking Corp. Ltd. ......     97,000       620,391
    WMC Ltd. ........................     80,377       280,185
    Woodside Petroleum Ltd. .........     86,000       606,297
                                                    ----------
                                                    10,084,809
                                                    ----------
BELGIUM -- 1.3%
    Credit Communal Holding Dexia
      SA ............................      3,940       529,057
    Generale de Banque SA ...........      3,274     1,424,923
    Generale de Banque SA -
      Strip* ........................        214            58
    Kredietbank NV ..................      8,790     3,689,200
    UCB SA ..........................        101       333,396
                                                    ----------
                                                     5,976,634
                                                    ----------
BRAZIL -- 3.2%
    Banco Bradesco SA ............... 73,235,000       721,837
    Banco Bradesco SA Rights* .......  3,131,162        11,223
    Banco Itau SA ...................    710,000       381,714
    Brasmotor SA Pfd. ...............    906,000        89,299
    Centrais Electrobras SA [ADR] ...      3,628        90,210
    Centrais Eletricas Brasileiras
      SA- Electrobras ............... 16,860,000       838,453
    Cesp-Cia Energetica de Sao Paolo
      [ADR]* ........................      5,020        90,410
    Companhia Cervejaria Brahma .....    834,000       560,474
    Companhia Cimento Portland
      Itau ..........................    865,000       166,641
    Companhia de Tecidos Norte de
      Minas .........................    619,000       221,860

                                        SHARES       VALUE
                                      ----------  ------------
    Companhia Energetica de Minas
      Gerais ........................ 11,846,000  $    514,697
    Companhia Energetica de Minas
      Geras [ADR] ...................     19,868       863,245
    Lojas Americanas SA* ............  7,826,000        36,465
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR] ..................      5,160        99,975
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR] ..................     16,260       315,038
    Petroleo Brasileiro
      SA-Petrobras ..................  4,889,508     1,143,493
    White Martins SA ................     84,000       122,686
    Telebras SA [ADR] ...............     52,707     6,137,071
    Telecomunicacoes de Minas Gerais-
      Telemig Cl-B ..................  1,935,000       244,471
    Telecomunicacoes de Sao Paulo
      SA ............................  4,292,000     1,142,167
    Telecomunicacoes do Rio de
      Janeiro SA ....................  2,013,000       209,233
    Usinas Siderurgicas de Minas
      Gerais SA .....................     58,000       343,005
    Usinas Siderurgicas de Minas
      Gerais SA [ADR] ...............     61,345       362,794
                                                    ----------
                                                    14,706,461
                                                    ----------
CANADA -- 0.3%
    Alcan Aluminium Ltd. ............     30,470       843,183
    Royal Bank of Canada ............     10,980       580,067
                                                    ----------
                                                     1,423,250
                                                    ----------
CHILE -- 0.4%
    Chilectra Metropolitana SA [ADR]
      144A ..........................     14,905       380,704
    Chilgener SA [ADR] ..............      8,472       207,564
    Compania Cervecerias Unidas SA
      [ADR] .........................      7,712       226,540
    Empresa Nacional de Electridad SA
      [ADR] .........................     18,526       327,679
    Enersis SA [ADR] ................     12,553       364,037
    Genesis Chile Fund ** ...........      9,350       359,975
    Santa Isabel SA [ADR] ...........      8,017       140,298
                                                    ----------
                                                     2,006,797
                                                    ----------
CHINA -- 0.3%
    Huaneng Power International, Inc.
      [ADR]* ........................     51,000     1,182,563
                                                    ----------
CZECH REPUBLIC -- 0.0%
    SPT Telecom AS* .................      1,360       145,130
                                                    ----------
DENMARK -- 0.3%
    Den Danske Bank .................      6,380       850,703
    Tele Danmark AS Cl-B ............      2,030       126,000
    Unidanmark AS Cl-A ..............      6,110       448,844
                                                    ----------
                                                     1,425,547
                                                    ----------
FINLAND -- 0.3%
    Nokia AB Cl-A ...................     17,254     1,226,209
                                                    ----------
FRANCE -- 8.3%
    Accor SA ........................      2,920       543,144
    Alcatel Alsthom .................     12,992     1,652,113

T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Assurances Generales de
      France ........................      7,533  $    399,323
    AXA SA ..........................     16,162     1,251,133
    Canal Plus ......................      3,880       721,712
    Carrefour Supermarche SA ........      1,669       871,141
    Compagnie de Saint-Gobain .......     11,740     1,668,540
    Compagnie Generale des Eaux .....     47,970     6,698,095
    Credit Commercial de France .....     10,560       724,086
    Credit Local de France ..........      3,095       358,588
    Dexia France ....................      7,128       825,853
    Groupe Danone ...................      5,700     1,018,558
    GTM Entrepose SA ................      4,510       303,622
    Guilbert SA .....................      5,003       713,543
    Havas SA ........................      2,940       211,611
    L'Oreal .........................      1,607       629,085
    Lapeyre SA ......................     10,315       568,401
    Legrand SA ......................      3,823       761,949
    Louis Vuitton Moet Hennessy .....      1,873       311,032
    Pathe SA ........................      2,331       452,572
    Pinault-Printemps Redoute SA ....      7,441     3,971,677
    Sanofi SA .......................     19,997     2,227,111
    Schneider SA ....................     35,098     1,906,631
    Societe Generale ................      7,336       999,943
    Societe Nationale Elf Aquitaine
      SA ............................     14,280     1,661,608
    Societe Television Francaise ....     11,080     1,132,706
    Sodexho Alliance SA (New)* ......        282       147,425
    Sodexho SA ......................      2,543     1,362,414
    Total SA Cl-B ...................     39,864     4,340,347
                                                    ----------
                                                    38,433,963
                                                    ----------
GERMANY -- 5.5%
    Allianz AG ......................      9,480     2,446,397
    Bayer AG ........................     43,195     1,603,561
    Bayerische Hypotheken-und
      Wechsel-Bank AG ...............     29,712     1,441,777
    Bayerische Vereinsbank AG .......     25,045     1,615,771
    Bilfinger & Berger Bau AG .......     10,700       338,013
    Buderus AG ......................        807       362,199
    Commerzbank AG ..................     15,850       617,061
    Deutsche Bank AG ................     37,964     2,656,154
    Deutsche Telekom AG .............     46,401       859,354
    Dresdner Bank AG ................     12,380       563,216
    Dresdner Bank AG Warrants* ......     27,736       493,622
    Fielmann AG Pfd. ................      5,723       132,887
    Fresenius AG Pfd. ...............      2,660       483,760
    Gehe AG .........................     44,961     2,275,506
    Hoechst AG ......................     12,980       449,742
    Hornbach Baumarkt AG ............      1,300        37,235
    Hornbach Holdings AG Pfd. .......      5,870       406,451
    Krones AG Hermann Kronseder
      Maschinenfabrik Pfd. ..........        456       142,021
    Mannesmann AG ...................      1,880       944,161
    Rhoen-Klinikum AG ...............      8,250       807,546
    SAP AG ..........................      5,980     1,814,248
    SAP AG Pfd. .....................      1,738       564,692
    Siemens AG ......................     15,410       929,893
                                        SHARES       VALUE
                                      ----------  ------------
    Veba AG .........................     41,654  $  2,837,876
    Volkswagen AG ...................      1,019       569,562
                                                    ----------
                                                    25,392,705
                                                    ----------
HONG KONG -- 2.4%
    Cheung Kong Holdings Ltd. .......     65,000       425,740
    China Light & Power Co. Ltd. ....    100,000       554,963
    Dao Heng Bank Group Ltd. ........    243,000       606,852
    First Pacific Co. Ltd. ..........    926,954       448,626
    Hong Kong Land Holdings Ltd. ....    620,582     1,191,517
    HSBC Holdings PLC ...............     18,800       463,432
    Hutchison Whampoa Ltd. ..........    405,000     2,540,309
    New World Development Co.
      Ltd. ..........................    592,205     2,048,340
    Sun Hung Kai Properties Ltd. ....     64,000       446,035
    Swire Pacific Ltd. Cl-A .........    241,000     1,321,908
    Wharf Holdings Ltd. .............    516,000     1,132,124
                                                    ----------
                                                    11,179,846
                                                    ----------
INDIA -- 0.1%
    Mahanagar Telephone Nigam Ltd.
      [GDR]* ........................     44,000       682,440
                                                    ----------
ITALY -- 3.6%
    Assicurazioni Generali ..........     60,000     1,474,551
    Banca Commerciale Italia NA .....    104,000       361,765
    Credito Italiano SPA ............    636,996     1,965,396
    Ente Nazionale Idrocarburi
      SPA ...........................    479,100     2,717,977
    Industrie Natuzzi SPA [ADR] .....     15,260       314,738
    Istituto Mobiliare Italiano
      SPA ...........................     68,710       816,127
    Italgas SPA .....................    112,936       466,309
    La Rinascente SPA ...............     22,800       170,227
    Mediolanum SPA ..................     58,344     1,098,902
    Telecom Italia Mobile RNC SPA ...    113,043       321,611
    Telecom Italia Mobile SPA .......    821,805     3,795,278
    Telecom Italia SPA ..............    533,518     3,409,935
                                                    ----------
                                                    16,912,816
                                                    ----------
JAPAN -- 18.2%
    Advantest Corp. .................      7,000       398,397
    Alps Electric Co. Ltd. ..........     72,000       681,120
    Amada Co. Ltd. ..................    109,000       406,588
    Canon, Inc. .....................    217,000     5,073,638
    Citizen Watch Co. Ltd. ..........     68,000       457,618
    Dai Nippon Screen Manufacturing
      Co. Ltd. ......................    122,000       562,986
    Daifuku Co. Ltd. ................     18,000        87,909
    Daiichi Pharmaceutical Co.
      Ltd. ..........................    129,000     1,458,456
    Daiwa House Industry Co. Ltd. ...    163,000       865,014
    DDI Corp. .......................        267       708,462
    Denso Corp. .....................    188,000     3,397,910
    East Japan Railway Co. Ltd. .....        358     1,621,752
    Fanuc Co. .......................     34,000     1,291,790
    Hitachi Ltd. ....................    228,000     1,630,812
    Hitachi Zosen Corp. .............    181,000       290,945
    Honda Motor Co. .................     15,000       552,603
    Inax ............................     46,000       134,086
    Ishihara Sangyo Kaisha Ltd.* ....     56,000        62,451
    Ito-Yokado Co. Ltd. .............     53,000     2,710,714
    Kao Corp. .......................     90,000     1,301,327

                                       87
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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Kokuyo ..........................     58,000  $  1,003,683
    Komatsu Ltd. ....................    173,000       871,512
    Komori Corp. ....................     49,000       731,112
    Kumagai Gumi Co. Ltd. ...........     88,000        48,054
    Kuraray Co. Ltd. ................    126,000     1,046,599
    Kyocera Corp. ...................     68,000     3,096,113
    Makita Corp. ....................     84,000       807,561
    Matsushita Electric Industrial
      Co. ...........................    207,000     3,040,814
    Mauri Co. Ltd. ..................    137,000     2,138,961
    Mitsubishi Corp. ................    132,000     1,045,677
    Mitsubishi Heavy Industries
      Ltd. ..........................    641,000     2,681,903
    Mitsubishi Paper Mills Ltd. .....     64,000        90,078
    Mitsui Fudosan Co. Ltd. .........    306,000     2,965,365
    Mitsui Petrochemical
      Industries ....................     43,000        79,372
    Murata Manufacturing Co. Ltd. ...     65,000     1,639,734
    National House Industrial .......     26,000       178,971
    NEC Corp. .......................    386,000     4,126,561
    Nippon Hodo .....................     22,000        71,065
    Nippon Steel Co. ................    819,000     1,215,703
    Nippon Telegraph & Telephone
      Corp. .........................        183     1,576,360
    Nomura Securities Co. Ltd. ......    194,000     2,596,194
    Pioneer Electronic Corp. ........     68,000     1,051,214
    Sangetsu Co. Ltd. ...............     11,000       113,366
    Sankyo Co. Ltd. .................    140,000     3,176,408
    Sega Enterprises Ltd. ...........     19,400       352,127
    Sekisui Chemical Co. Ltd. .......    207,000     1,055,529
    Sekisui House Ltd. ..............    107,000       690,450
    Seven-Eleven Japan Co. Ltd. .....     16,000     1,137,046
    Sharp Corp. .....................    193,000     1,332,968
    Shin-Etsu Chemical Co. ..........    112,000     2,144,883
    Shiseido Co. Ltd. ...............     51,000       698,194
    Sony Corp. ......................     49,100     4,380,520
    Sumitomo Corp. ..................    218,000     1,223,955
    Sumitomo Electric Industries ....    290,000     3,970,125
    Sumitomo Forestry Co. ...........     73,000       356,519
    TDK Corp. .......................     48,000     3,632,641
    Teijin Ltd. .....................    303,000       636,197
    Tokio Marine & Fire Insurance
      Co. ...........................     60,000       682,966
    Tokyo Electron Ltd. .............     18,000       578,675
    Tokyo Steel Manufacturing Co.
      Ltd. ..........................     56,500       191,634
    Toppan Printing Co. Ltd. ........    111,000     1,451,303
    UNY Co. Ltd. ....................     66,000       908,622
    Yurtec Corp. ....................     22,000       135,532
                                                    ----------
                                                    84,646,844
                                                    ----------
KOREA -- 0.1%
    Samsung Electronics Co. .........     12,038       272,728
                                                    ----------
MALAYSIA -- 0.3%
    Berjaya Sports Toto BHD .........    222,000       567,495
    Tanjong PLC .....................    371,000       614,780
    Time Engineering BHD ............    190,000        48,813
                                                    ----------
                                                     1,231,088
                                                    ----------
MEXICO -- 2.2%
    Cementos de Mexico SA de CV
      [ADS]* ........................     65,090       559,774
    Cemex SA [ADS] 144A* ............     50,068       430,585
                                        SHARES       VALUE
                                      ----------  ------------
    Cemex SA Cl-B* ..................     67,925  $    360,613
    Cifra SA [ADR]* .................      6,445       158,708
    Fomento Economico Mexicano SA
      Cl-B ..........................     96,409       770,142
    Gruma SA [ADS] 144A* ............     24,309       364,635
    Gruma SA Cl-B* ..................    112,850       447,939
    Grupo Financiero Banamex SA Cl-
      B* ............................    146,200       437,051
    Grupo Financiero Banamex SA Cl-
      L* ............................      4,184        10,795
    Grupo Financiero Bancomer SA Cl-B
      [GDR]* ........................      2,330        29,125
    Grupo Financiero Bancomer SA
      Cl-L* .........................      1,725           706
    Grupo Industrial Maseca SA de CV
      Cl-B ..........................    306,095       306,786
    Grupo Modelo SA Cl-C ............     67,506       568,564
    Grupo Televisia SA [GDR]* .......     14,034       542,378
    Kimberly-Clark de Mexico SA
      Cl-A ..........................    166,630       789,558
    Panamerican Beverages, Inc.
      Cl-A ..........................     34,540     1,126,868
    Telefonos de Mexico SA Cl-L
      [ADR] .........................     46,014     2,579,660
    TV Azteca, SA de CV [ADR]* ......     31,200       703,950
                                                    ----------
                                                    10,187,837
                                                    ----------
NETHERLANDS -- 10.4%
    ABN Amro Holding NV .............    126,196     2,458,893
    AKZO Nobel NV ...................      3,582       617,723
    Baan Co. NV* ....................     16,454       538,935
    Baan Co. NV [ADR]* ..............     18,040       595,320
    CSM NV ..........................     36,451     1,618,262
    Elsevier NV .....................    330,172     5,342,088
    Fortis Amev NV ..................     38,702     1,687,651
    Gucci Group NV ..................     15,717       658,149
    ING Groep NV ....................    128,092     5,396,061
    ING Groep NV Warrants* ..........     39,906       418,109
    Koninklijke Ahold NV ............     27,463       716,639
    Koninklijke Nutricia Verenigde
      Bedrijven NV ..................     30,650       929,828
    Otra NV .........................      6,490        92,841
    Polygram NV .....................     60,217     2,881,296
    Royal Dutch Petroleum Co. .......    202,374    11,110,839
    Royal PTT Nederland NV ..........     11,749       490,307
    Unilever NV .....................     70,080     4,321,167
    Wolters Kluwer NV ...............     65,110     8,411,630
                                                    ----------
                                                    48,285,738
                                                    ----------
NEW ZEALAND -- 0.3%
    Air New Zealand Ltd. ............    140,445       281,347
    Fletcher Challenge Building
      Ltd. ..........................    129,552       264,791
    Fletcher Challenge Energy
      Ltd. ..........................    100,267       351,068
    Telecom Corp. of New Zealand
      Ltd. ..........................    136,000       659,389
                                                    ----------
                                                     1,556,595
                                                    ----------
NORWAY -- 1.8%
    Bergesen D.Y. AS Cl-A ...........      9,560       225,637
    Norsk Hydro AS ..................     79,880     3,895,296

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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Orkla AS Cl-A ...................     48,710  $  4,195,612
    Saga Petroleum ASA Cl-B .........     15,160       230,314
                                                    ----------
                                                     8,546,859
                                                    ----------
PANAMA -- 0.0%
    Banco Latinoamericano de
      Exportaciones SA Cl-E .........      4,035       166,948
                                                    ----------
PERU -- 0.1%
    Credicorp Ltd. [ADR] ............     10,620       191,160
    Telefonica del Peru SA Cl-B .....     26,690        59,627
    Telefonica del Peru SA Cl-B
      [ADR] .........................     11,383       265,366
                                                    ----------
                                                       516,153
                                                    ----------
PORTUGAL -- 0.6%
    Jeronimo Martins, SGPS, SA ......     33,099     1,051,423
    Jeronimo Martins, SGPS, SA
      (New)* ........................     33,099     1,539,146
                                                    ----------
                                                     2,590,569
                                                    ----------
RUSSIA -- 0.1%
    Gazprom [ADR] ...................      5,750       138,719
    Lukoil Holding [ADR] ............      3,620       332,407
                                                    ----------
                                                       471,126
                                                    ----------
SINGAPORE -- 0.6%
    City Developments Ltd. ..........     53,000       245,350
    Overseas-Chinese Banking Corp.
      Ltd. ..........................     37,200       216,364
    Overseas Union Bank Ltd. ........    110,400       422,614
    Singapore Land Ltd. .............    104,000       228,376
    Singapore Press Holdings Ltd. ...     90,000     1,127,043
    United Overseas Bank Ltd. .......    101,400       562,685
                                                    ----------
                                                     2,802,432
                                                    ----------
SPAIN -- 2.3%
    Banco Bilbao Vizcaya SA .........     21,420       692,847
    Banco Popular Espanol SA ........     22,680     1,584,761
    Banco Santander SA ..............     57,788     1,929,864
    Centros Comerciales Pryca SA ....     14,319       213,260
    Corporacion Bancaria de Espana
      SA ............................     12,814       779,356
    Empresa Nacional de
      Electricidad SA ...............     64,292     1,141,026
    Gas Natural SDG SA ..............     14,051       728,292
    Iberdrola SA ....................     86,553     1,138,591
    Repsol SA .......................     20,855       889,395
    Telefonica de Espana SA .........     57,547     1,642,416
                                                    ----------
                                                    10,739,808
                                                    ----------
SWEDEN -- 3.2%
    ABB AB Cl-A .....................     82,210       973,959
    Astra AB Cl-B ...................    231,146     3,889,158
    Atlas Copco AB Cl-B .............     40,130     1,196,158
    Electrolux AB Cl-B ..............     28,770     1,997,927
    Esselte AB ......................     14,410       292,400
                                        SHARES       VALUE
                                      ----------  ------------
    Granges AB* .....................     14,385  $    225,719
    Hennes & Mauritz AB Cl-B ........     59,900     2,642,305
    Nordbanken Holding AB* ..........    366,188     2,072,233
    Sandvik AB Cl-A .................      6,140       174,890
    Sandvik AB Cl-B .................     43,420     1,242,235
    Scribona AB Cl-B ................      5,500        61,347
                                                    ----------
                                                    14,768,331
                                                    ----------
SWITZERLAND -- 6.4%
    ABB AG ..........................      1,569     1,973,957
    Adecco SA .......................      7,460     2,166,062
    Credit Suisse Group .............      7,130     1,104,782
    Nestle SA .......................      3,898     5,850,140
    Novartis AG .....................      5,939     9,650,290
    Roche Holding AG ................        565     5,618,817
    Swiss Bank Corp. ................      6,700     2,085,496
    Union Bank of Switzerland .......      1,000     1,448,013
                                                    ----------
                                                    29,897,557
                                                    ----------
UNITED KINGDOM -- 18.5%
    Abbey National PLC ..............    176,000     3,159,457
    Argos PLC .......................    182,749     1,656,844
    ASDA Group PLC ..................    501,450     1,464,539
    BG PLC-B ........................    169,597       764,617
    British Petroleum Co. PLC .......    153,840     2,025,043
    Cable & Wireless PLC ............    352,000     3,098,643
    Cadbury Schweppes PLC ...........    241,456     2,437,404
    Caradon PLC .....................    334,530       988,040
    Centrica PLC ....................    126,210       185,863
    Compass Group PLC ...............    159,000     1,946,458
    Diageo PLC ......................    760,940     7,005,281
    Electrocomponents PLC ...........    126,000       937,096
    GKN PLC .........................     17,000       348,811
    Glaxo Wellcome PLC ..............    254,000     6,018,264
    Heywood Williams Group PLC ......     32,010       109,290
    Hillsdown Holdings PLC ..........     95,160       232,518
    Kingfisher PLC ..................    378,950     5,287,529
    Ladbroke Group PLC ..............    218,000       946,968
    Laing, (John) PLC Cl-A ..........     70,000       372,028
    National Westminster Bank PLC ...    648,670    10,801,383
    Rank Group PLC ..................    207,120     1,155,305
    Reed International PLC ..........    659,740     6,621,825
    Rolls-Royce PLC .................     78,140       302,146
    Rio Tinto PLC ...................    165,600     2,040,879
    Safeway PLC .....................    289,660     1,634,774
    Shell Transport & Trading Co.
      PLC ...........................    893,000     6,465,158
    Smith, (David S.) Holdings
      PLC ...........................    197,900       647,998
    Smithkline Beecham PLC ..........    821,240     8,418,470
    T&N PLC .........................    181,680       759,304
    Tesco PLC .......................    238,000     1,938,462
    Tomkins PLC .....................    631,220     3,022,378
    United News & Media PLC .........    280,470     3,198,119
                                                    ----------
                                                    85,990,894
                                                    ----------

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--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
VENEZUELA -- 0.1%
    Cia Anonima Nacional Tele
      Venezuela [ADS] ...............     13,427  $    558,899
                                                  ------------
TOTAL INVESTMENTS -- 94.5%
  (COST $395,941,263)................              438,892,076
OTHER ASSETS LESS
  LIABILITIES -- 5.5%................               25,563,844
                                                  ------------
NET ASSETS -- 100.0%.................             $464,455,920
                                                  ============

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.

** Closed-end funds.

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.3% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
FOREIGN BONDS -- 89.7%
AUSTRALIA -- 4.0%
    Australian Government
      12.00%................ 11/15/01        1,200 $     953,684
      10.00%................ 10/15/07        1,600     1,343,626
      7.50%................. 09/15/09        2,350     1,719,336
    Federal National Mtge.
      Assoc. Global Bond
      6.50%................. 07/10/02        1,850     1,234,782
                                                   -------------
                                                       5,251,428
                                                   -------------
CANADA -- 2.8%
    Canadian Government
      8.00%................. 06/01/23        3,185     2,823,282
    Province of Alberta
      8.00%................. 03/01/00          710       521,671
    Province of Ontario
      8.25%................. 12/01/05          200       161,043
    Province of Quebec
      7.75%................. 03/30/06          200       155,903
                                                   -------------
                                                       3,661,899
                                                   -------------
CZECH REPUBLIC -- 0.2%
    European Investment Bank
      11.00%................ 10/10/01        8,000       208,287
                                                   -------------
DENMARK -- 1.5%
    Nykredit
      7.00%................. 10/01/16          202        29,923
      6.00%................. 10/01/26       13,820     1,966,873
      7.00%................. 10/01/29           10         1,444
                                                   -------------
                                                       1,998,240
                                                   -------------
EUROPEAN CURRENCY UNIT -- 3.7%
    European Bank
      Reconstruction &
      Development Global
      Bond
      6.00%................. 05/06/99          970     1,086,132
    French O.A.T.
      9.50%................. 04/25/00        1,550     1,884,246
    United Kingdom Treasury
      4.00%................. 01/28/00        1,760     1,915,528
                                                   -------------
                                                       4,885,906
                                                   -------------
FRANCE -- 9.5%
    French O.A.T.
      5.50%................. 04/25/04        7,000     1,195,939
      6.50%................. 10/25/06        6,500     1,173,722
      5.50%................. 10/25/07       20,000     3,365,770
      6.00%................. 10/25/25        4,000       674,351

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
    French O.A.T. Principal
      Strip [ZCB]
      5.471%................ 10/25/08       13,700 $   1,270,058
    French Treasury Bill
      7.75%................. 04/12/00       16,000     2,853,657
      4.50%................. 07/12/02       11,000     1,809,849
                                                   -------------
                                                      12,343,346
                                                   -------------
GERMANY -- 20.1%
    Bank Nederlandse
      Gemeenten
      6.25%................. 08/10/00        1,000       576,739
      5.25%................. 10/01/01        4,300     2,439,323
    Federal National Mtge.
      Assoc. Global Bond
      5.00%................. 02/16/01        3,500     1,963,402
    Federal Republic of
      Germany
      7.25%................. 10/21/02        1,960     1,202,245
      7.50%................. 11/11/04        5,750     3,619,321
      6.875%................ 05/12/05        9,400     5,766,913
      6.50%................. 07/04/27        2,800     1,686,814
    Federal Republic of
      Germany Principal
      Strip [ZCB]
      11.13%................ 07/04/07        6,500     2,197,949
      18.72%................ 07/04/27        8,400       794,198
    Inter-America
      Development Bank
      7.00%................. 06/08/05        4,500     2,740,484
    KFW International
      Finance, Inc.
      6.75%................. 06/20/05        4,500     2,721,714
    Minnesota Mining &
      Manufacturing Co.
      5.00%................. 10/15/01          900       504,322
                                                   -------------
                                                      26,213,424
                                                   -------------
HUNGARY -- 0.4%
    Hungarian Government
      24.00%................ 03/21/98       45,000       221,855
      23.50%................ 05/17/98       50,000       247,738
                                                   -------------
                                                         469,593
                                                   -------------
ITALY -- 8.6%
    Italian Government
      9.50%................. 02/01/01    6,150,000     3,915,067
      8.25%................. 07/01/01    3,715,000     2,315,576
      9.00%................. 10/01/03    1,880,000     1,254,222
      9.50%................. 01/01/05    2,510,000     1,741,955
      8.75%................. 07/01/06    1,895,000     1,297,242
      7.25%................. 11/01/26    1,100,000       724,210
                                                   -------------
                                                      11,248,272
                                                   -------------

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--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
JAPAN -- 8.1%
    Asian Development Bank
      3.125%................ 06/29/05      200,000 $   1,678,574
    Export-Import Bank of
      Japan
      4.375%................ 10/01/03      360,000     3,207,359
    International Bank
      Reconstruction &
      Development Global
      Bond
      4.75%................. 12/20/04      260,000     2,412,229
    Republic of Austria
      5.00%................. 01/22/01      110,000       949,834
      4.50%................. 09/28/05      180,000     1,658,673
    Republic of Italy
      3.75%................. 06/08/05       70,000       608,363
                                                   -------------
                                                      10,515,032
                                                   -------------
NETHERLANDS -- 1.8%
    Netherlands Government
      7.50%................. 11/15/99        1,950     1,016,732
      9.00%................. 01/15/01        2,500     1,381,812
                                                   -------------
                                                       2,398,544
                                                   -------------
NEW ZEALAND -- 2.7%
    International Bank
      Reconstruction &
      Development
      7.00%................. 09/18/00        1,300       739,751
    New Zealand Government
      10.00%................ 03/15/02        4,310     2,740,762
                                                   -------------
                                                       3,480,513
                                                   -------------
PHILIPPINES -- 0.1%
    Philippines Government
      12.50%................ 04/25/01        8,000       168,856
                                                   -------------
PORTUGAL -- 2.5%
    Republic of Portugal
      5.375%................ 03/23/00      200,000     1,101,720
      5.75%................. 03/23/02      380,000     2,117,347
                                                   -------------
                                                       3,219,067
                                                   -------------
RUSSIA -- 1.3%
    GKO Pass-Through Notes
      10.80%................ 01/15/98    3,128,000       519,219
      25.817%............... 04/15/98    3,815,500       588,295
      25.991%............... 07/01/98    4,060,538       588,094
                                                   -------------
                                                       1,695,608
                                                   -------------
SOUTH AFRICA -- 1.9%
    Republic of South Africa
      12.00%................ 02/28/05       13,000     2,466,807
                                                   -------------
                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                             MATURITY     (000)        VALUE
                             --------- ----------- -------------
SPAIN -- 4.4%
    Spanish Government
      10.90%................ 08/30/03      341,000 $   2,845,854
      8.00%................. 05/30/04      160,000     1,200,509
      10.00%................ 02/28/05      208,000     1,729,473
                                                   -------------
                                                       5,775,836
                                                   -------------
SWEDEN -- 1.1%
    Swedish Government
      5.50%................. 04/12/02       11,000     1,383,200
                                                   -------------
UNITED KINGDOM -- 15.0%
    Alliance & Leicester BLD
      8.75%................. 12/07/06        1,500     2,705,677
    Annington Finance
      7.75%................. 10/02/11          500       900,350
    Bank of Scotland
      8.375%................ 10/29/49          450       781,623
    Federal National Mtge.
      Assoc. Global Bond
      6.875%................ 06/07/02          990     1,630,461
    Guaranteed Export
      Finance Corp.
      6.102%................ 09/29/00          900     1,229,124
      10.625%............... 09/15/01        1,550     2,837,310
    Halifax Building Society
      8.75%................. 07/10/06          600     1,089,675
      9.375%................ 05/15/21          710     1,447,892
    National Power Co. PLC
      8.375%................ 08/02/06          600     1,056,355
    Republic of Austria
      9.00%................. 07/22/04          360       660,469
    Swiss Bank Corp. Jersey
      8.75%................. 12/18/25          520     1,016,578
    United Kingdom Treasury
      9.00%................. 08/06/12          360       740,991
      8.75%................. 08/25/17        1,640     3,438,030
                                                   -------------
                                                      19,534,535
                                                   -------------
TOTAL FOREIGN BONDS
  (COST $119,967,824).................               116,918,393
                                                   -------------

                                            PAR
                                           (000)
                                          -------
SOVEREIGN ISSUES -- 7.5%
ARGENTINA -- 0.6%
    Republic of Argentina
      Debs. [FRB, BRB]
      6.6875%.............. 03/31/05      $   504       451,458
    Republic of Argentina
      Unsub. Debs. [FRB,
      BRB]
      11.375%.............. 01/30/17          250       274,219
                                                  -------------
                                                        725,677
                                                  -------------

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                            PAR
                            MATURITY       (000)      VALUE
                            ---------     ------- -------------
BRAZIL -- 1.1%
    Federal Republic of
      Brazil Debs., EI Bond
      [FRB, BRB]
      6.6875%.............. 04/15/06      $    49 $      41,956
    Federal Republic of
      Brazil Debs., IDU
      Bond [FRB, BRB]
      6.8125%.............. 01/01/01          608       579,582
    Republic of Brazil
      Capitalization Bond
      [FRB, BRB]
      4.50%................ 04/15/14          456       357,757
    Republic of Brazil Debt
      Conversion Bond
      Series L [FRN, BRB]
      6.9375%.............. 04/15/12          200       151,000
    Republic of Brazil
      Global Bond
      10.125%.............. 05/15/27          250       235,312
    Republic of Brazil New
      Money Bond [FRB, BRB]
      6.75%................ 04/15/09          155       125,124
                                                  -------------
                                                      1,490,731
                                                  -------------
BULGARIA -- 1.1%
    National Republic of
      Bulgaria Debs. [FRN,
      BRB]
      6.6875%.............. 07/28/11          575       421,906
      2.25%................ 07/28/12        1,620       988,200
                                                  -------------
                                                      1,410,106
                                                  -------------
DOMINICAN REPUBLIC -- 0.2%
    Dominican Republic
      Disc. [FRN, BRB]
      6.875%............... 08/30/24          250       201,250
                                                  -------------
MEXICO -- 1.0%
    Banco Nacional de
      Comercio Exterier
      Debs.
      7.25%................ 02/02/04          120       111,375
    United Mexican States
      Global Bond
      9.875%............... 01/15/07          100       104,312
      11.375%.............. 09/15/16          625       717,578
    United Mexican States
      [BRB]
      6.25%................ 12/31/19          500       418,694
                                                  -------------
                                                      1,351,959
                                                  -------------
                                            PAR
                            MATURITY       (000)      VALUE
                            ---------     ------- -------------
POLAND -- 0.6%
    Government of Poland
      PDI [STEP, BRB]
      4.00%................ 10/27/14      $   375 $     324,609
    Government of Poland
      REG -- PAR [BRB,
      STEP]
      3.00%................ 10/27/24          250       154,219
    Poland Communications,
      Inc. Sr. Notes 144A
      9.875%............... 11/01/03          300       295,200
                                                  -------------
                                                        774,028
                                                  -------------
RUSSIA -- 1.7%
    City of Moscow Unsub.
      Deb.
      9.50%................ 05/31/00          100        95,187
    Republic of Kazakhstan
      9.25%................ 12/20/99          100        98,250
    Russia Interest Note --
      US [FRN]
      6.71875%............. 12/15/15        1,177       824,866
    Russia Ministry of
      Finance Unsub.
      10.00%............... 06/26/07          650       602,062
    Russia Principal Loans
      [FRN]
      2.6875%.............. 12/15/20        1,050       650,344
                                                  -------------
                                                      2,270,709
                                                  -------------
SOUTH AFRICA -- 0.2%
    Ivory Coast [FLIRB, WI]
      1.246%............... 12/29/49          750       256,875
                                                  -------------
VENEZUELA -- 1.0%
    Republic of Venezuela
      Debs. [FRN, BRB]
      6.75%................ 12/18/07        1,190     1,066,964
    Republic of Venezuela
      [BRB]
      6.75%................ 03/31/20          300       259,875
                                                  -------------
                                                      1,326,839
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $9,300,891)........                           9,808,174
                                                  -------------

                                        NOTIONAL
                                         AMOUNT
                                         (000)
                                        --------
OPTIONS -- 0.0%
    Call Option on United Kingdom
      Pound Put Option on German
      Deutsche Marks Strike Price
      GBP 2.8759, Expires 1/5/98
      (COST $61,070)...............        1,500              0
                                                  -------------
TOTAL INVESTMENTS -- 97.2%
  (COST $129,329,785)..............                 126,726,567
OTHER ASSETS LESS
  LIABILITIES -- 2.8%..............                   3,680,964
                                                  -------------
NET ASSETS -- 100.0%...............               $ 130,407,531
                                                    ===========

T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
01/98          Buy      CAD       1,987,907      $1,405,874     $1,390,261        $(15,613)
01/98          Buy      JPY     176,407,200      1,350,000      1,362,143           12,143
                                                 ----------     ----------        --------
                                                 $2,755,874     $2,752,404        $ (3,470)
                                                 ==========     ==========        ========

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS        UNREALIZED
  MONTH        TYPE               DELIVER            FOR          AT VALUE        APPRECIATION
------------------------------------------------------------------------------------------------
01/98          Sell     CAD       1,988,372      $ 1,396,027     $ 1,390,587       $    5,440
                                                 ===========     ===========       ==========

                                                                          UNREALIZED
SETTLEMENT                      CONTRACTS TO        IN EXCHANGE          APPRECIATION
  MONTH        TYPE               RECEIVE               FOR             (DEPRECIATION)
---------------------------------------------------------------------------------------
01/98          Buy      CAD       1,972,308         AUD     2,060,928        $ 35,680
01/98          Buy      DEM       2,526,175         GBP       853,438           4,808
01/98          Buy      DEM       1,025,183         ITL 1,006,473,185            (787)
01/98          Buy      DEM       3,206,448         ZAR     8,939,104         (48,711)
01/98          Buy      FRF       4,153,360         DEM     1,241,439             330
01/98          Buy      JPY     233,467,453         GBP     1,130,277         (52,601)
01/98          Buy      JPY     627,713,692         NZD     8,073,488         151,904
01/98          Buy      NZD       1,760,000         JPY   135,247,200         (20,897)
01/98          Buy      ZAR       2,989,104         DEM     1,104,017             571
                                                                             --------
                                                                             $ 70,297
                                                                             ========

--------------------------------------------------------------------------------

144A -- Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 96.4%
AUTOMOTIVE PARTS -- 1.0%
    Lear Corp.* ......................    40,000  $  1,900,000
                                                    ----------
BEVERAGES -- 1.7%
    PepsiCo, Inc. ....................    87,800     3,199,212
                                                    ----------
BUILDING MATERIALS -- 0.9%
    Lowe's Companies, Inc. ...........    36,000     1,716,750
                                                    ----------
CLOTHING & APPAREL -- 5.3%
    Claiborne, (Liz), Inc. ...........    79,600     3,328,275
    Hilfiger, (Tommy) Corp.* .........   100,800     3,540,600
    Jones Apparel Group, Inc.* .......    67,000     2,881,000
                                                    ----------
                                                     9,749,875
                                                    ----------
COMPUTER HARDWARE -- 2.5%
    Bay Networks, Inc.* ..............   104,200     2,663,612
    Compaq Computer Corp. ............    34,100     1,924,519
                                                    ----------
                                                     4,588,131
                                                    ----------
COMPUTER SERVICES & SOFTWARE -- 12.9%
    BMC Software, Inc.* ..............    27,800     1,824,375
    Cadence Design Systems, Inc.* ....   223,200     5,468,400
    CHS Electronics, Inc. ............   113,950     1,951,394
    Cisco Systems, Inc.* .............    39,225     2,186,794
    Computer Sciences Corp.* .........    48,300     4,033,050
    Parametric Technology Corp.* .....   141,500     6,703,562
    Sun Microsystems, Inc.* ..........    40,000     1,595,000
                                                    ----------
                                                    23,762,575
                                                    ----------
CONGLOMERATES -- 1.1%
    Philip Morris Companies, Inc. ....    44,000     1,993,750
                                                    ----------
CONSUMER PRODUCTS & SERVICES -- 3.4%
    Cendant Corp. ....................    62,481     2,147,771
    Republic Industries, Inc.* .......   173,500     4,044,719
                                                    ----------
                                                     6,192,490
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 11.3%
    Altera Corp.* ....................    25,000       828,125
    Applied Materials, Inc.* .........   106,200     3,199,275
    Honeywell, Inc. ..................    80,500     5,514,250
    KLA-Tencor Corp.* ................    19,400       749,325
    LAM Research Corp.*...............   112,300     3,284,775
    Linear Technology Corp. ..........    32,000     1,844,000
    Maxim Integrated Products,
      Inc.* ..........................    70,000     2,415,000
    Philips Electronics NV [ADR] .....    25,000     1,512,500
    Tandy Corp. ......................    42,000     1,619,625
                                                    ----------
                                                    20,966,875
                                                    ----------
ENTERTAINMENT & LEISURE -- 2.0%
    Mirage Resorts, Inc.* ............    57,800     1,314,950
    Royal Caribbean Cruises Ltd. .....    45,000     2,399,062
                                                    ----------
                                                     3,714,012
                                                    ----------
ENVIRONMENTAL SERVICES -- 5.7%
    Allied Waste Industries, Inc.* ...    71,000     1,655,187
    U.S. Filter Corp.* ...............   117,900     3,529,631
    USA Waste Services, Inc.*.........   138,400     5,432,200
                                                    ----------
                                                    10,617,018
                                                    ----------

                                        SHARES       VALUE
                                       ---------  ------------
FINANCIAL-BANK & TRUST -- 1.5%
    Chase Manhattan Corp. ............    26,000  $  2,847,000
                                                    ----------
FINANCIAL SERVICES -- 6.6%
    CIT Group, Inc. Cl-A* ............   100,000     3,225,000
    Green Tree Financial Corp. .......   138,000     3,613,875
    Household International, Inc. ....    17,000     2,168,562
    The Money Store, Inc. ............   154,700     3,248,700
                                                    ----------
                                                    12,256,137
                                                    ----------
FOOD -- 2.5%
    International Home Foods,
      Inc.* ..........................   100,000     2,800,000
    Safeway, Inc.* ...................    27,500     1,739,375
                                                    ----------
                                                     4,539,375
                                                    ----------
HEALTHCARE SERVICES -- 4.5%
    Medpartners, Inc.* ...............    94,000     2,103,250
    Omnicare, Inc. ...................    88,400     2,740,400
    Phycor, Inc.* ....................    65,800     1,776,600
    Tenet Healthcare Corp.* ..........    50,000     1,656,250
                                                    ----------
                                                     8,276,500
                                                    ----------
HOTELS & MOTELS -- 2.3%
    Hilton Hotels Corp. ..............    75,600     2,249,100
    Promus Hotel Corp. * .............    46,177     1,939,434
                                                    ----------
                                                     4,188,534
                                                    ----------
INSURANCE -- 2.4%
    Conseco, Inc. ....................    50,000     2,271,875
    Hartford Financial Services
      Group, Inc. ....................    23,000     2,151,938
                                                    ----------
                                                     4,423,813
                                                    ----------
MACHINERY & EQUIPMENT -- 0.9%
    Caterpillar, Inc. ................    34,400     1,670,550
                                                    ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Johnson & Johnson Co. ............    33,000     2,173,875
                                                    ----------
OFFICE EQUIPMENT -- 3.6%
    Office Depot, Inc.* ..............   100,000     2,393,750
    Officemax, Inc.* .................   145,000     2,066,250
    Xerox Corp. ......................    30,000     2,214,375
                                                    ----------
                                                     6,674,375
                                                    ----------
OIL & GAS -- 4.9%
    Baker Hughes, Inc. ...............    75,000     3,271,875
    Halliburton Co. ..................    50,000     2,596,875
    Noble Drilling Corp.* ............    50,000     1,531,250
    Texaco, Inc. .....................    30,000     1,631,250
                                                    ----------
                                                     9,031,250
                                                    ----------
PAPER & FOREST PRODUCTS -- 0.9%
    Kimberly-Clark Corp. .............    34,600     1,706,213
                                                    ----------
PHARMACEUTICALS -- 0.9%
    Cardinal Health, Inc. ............    22,500     1,690,313
                                                    ----------
RESTAURANTS -- 1.0%
    McDonald's Corp. .................    40,000     1,910,000
                                                    ----------

BERGER CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
RETAIL & MERCHANDISING -- 4.3%
    Federated Department Stores,
      Inc.* ..........................    65,000  $  2,799,063
    Nordstrom, Inc. ..................    49,400     2,982,525
    TJX Companies, Inc. ..............    65,000     2,234,375
                                                    ----------
                                                     8,015,963
                                                    ----------
SEMICONDUCTORS -- 5.0%
    Motorola, Inc. ...................    35,000     1,997,188
    National Semiconductor Corp.* ....   132,000     3,423,750
    Xilinx, Inc.* ....................   110,500     3,874,406
                                                    ----------
                                                     9,295,344
                                                    ----------
TELECOMMUNICATIONS -- 6.1%
    China Telecom Hong Kong Ltd.* ....    25,000       839,063
    Nokia Corp. Cl-A [ADR]............    52,000     3,640,000
    Teleport Communications Group,
      Inc. Cl-A* .....................    20,000     1,097,500
    Tellabs, Inc.* ...................    43,600     2,305,350
    Telstra Corp. Ltd. [ADR]* ........    81,000     3,381,750
                                                    ----------
                                                    11,263,663
                                                    ----------
TOTAL COMMON STOCK
  (COST $174,483,265).................             178,363,593
                                                    ----------

                                          PAR
                             MATURITY    (000)       VALUE
                             ---------   ------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.7%
    Federal Home Loan
    Mortgage Corp.
    4.90%
    (COST $4,999,319).......  01/02/98   $5,000   $  4,999,319
                                                  ------------

                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 1.5%
    Temporary Investment Cash Fund ... 1,406,059     1,406,059
    Temporary Investment Fund ........ 1,406,060     1,406,060
                                                    ----------
    (COST $2,812,119).................               2,812,119
                                                    ----------

TOTAL INVESTMENTS -- 100.6%
  (COST $182,294,703).................             186,175,031
LIABILITES IN EXCESS OF OTHER
  ASSETS -- (0.6%)....................              (1,125,219)
                                                  ------------
NET ASSETS -- 100.0%..................            $185,049,812
                                                   ===========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                       ---------   -----------
FOREIGN STOCK -- 76.4%
AUSTRALIA -- 0.9%
    Village Roadshow Ltd. ...........    396,000   $ 1,003,701
                                                   ------------
CANADA -- 1.7%
    Cinar Films, Inc. Cl-B*..........     52,500     2,040,937
                                                   ------------
CHILE -- 1.6%
    Banco de A. Edwards [ADR]........     44,800       761,600
    Compania Cervecerias Unidas SA
      [ADR]..........................     38,575     1,133,141
                                                   ------------
                                                     1,894,741
                                                   ------------
DENMARK -- 2.2%
    Kobenhavns Lufthavne AS..........     21,575     2,599,508
                                                   ------------
FINLAND -- 3.9%
    KCI Konecranes International*....     41,250     1,363,516
    Raision Tehtaat Oy...............     27,450     3,261,448
                                                   ------------
                                                     4,624,964
                                                   ------------
FRANCE -- 6.1%
    Altran Technologies SA...........      6,975     2,133,361
    Coflexip SA [ADR]................     33,475     1,857,862
    Dassault Systemes SA.............     57,850     1,764,581
    Guilbert SA......................     10,050     1,433,361
                                                   ------------
                                                     7,189,165
                                                   ------------
GERMANY -- 10.0%
    Douglas Holding AG...............     16,350       495,581
    Marschollek, Lautenschlaeger Ung
      Partner AG.....................     10,450     2,673,467
    Plettac AG.......................      2,150       296,545
    Porsche AG Pfd. .................      1,700     2,855,331
    Schmalbach Lubeca AG.............     12,810     2,137,327
    Schwarz Pharma AG................     29,825     2,015,382
    Sixt AG..........................      3,800       300,105
    Turbon International AG..........     48,775     1,055,231
                                                   ------------
                                                    11,828,969
                                                   ------------
HONG KONG -- 2.5%
    Asia Satellite Telecommunications
      Holdings Ltd. [ADR]*...........     25,000       420,312
    VTech Holdings Ltd. .............    876,000     2,583,364
                                                   ------------
                                                     3,003,676
                                                   ------------
INDONESIA -- 0.9%
    Gulf Indonesia Resources Ltd.*...     33,325       733,150
    London Sumatra*..................    637,600       362,613
                                                   ------------
                                                     1,095,763
                                                   ------------
IRELAND -- 0.7%
    Ryanair Holdings PLC [ADR]*......     33,000       829,125
                                                   ------------
ITALY -- 2.6%
    Bulgari SPA......................    270,000     1,374,437
    Editoriale L'Expresso SPA........     75,000       360,578
    Industrie Natuzzi SPA [ADR]......     65,775     1,356,609
                                                   ------------
                                                     3,091,624
                                                   ------------
JAPAN -- 3.1%
    Doutor Coffee Co. Ltd. ..........     39,000     1,004,837
    Fuji Soft ABC, Inc. .............     24,500       842,286
                                        SHARES        VALUE
                                       ---------   -----------
    Nippon System Development........     36,000   $   742,033
    Noritsu Koki Co. Ltd. ...........     41,000     1,015,374
                                                   ------------
                                                     3,604,530
                                                   ------------
MALAYSIA -- 0.0%
    Kentucky Fried Chicken Holdings
      Warrants*......................     21,333         2,192
                                                   ------------
MEXICO -- 2.8%
    Grupo Iusacell SA [ADR]*.........     98,600     2,138,388
    Grupo Posadas SA.................  1,675,000     1,142,733
                                                   ------------
                                                     3,281,121
                                                   ------------
NETHERLANDS -- 3.3%
    Beter Bed Holding NV.............     14,875       286,900
    Brunel International NV*.........     19,050       364,606
    Hunter Douglas NV................     46,950     1,644,337
    IHC Caland NV....................     26,025     1,350,528
    Toolex Alpha NV..................     29,000       293,257
                                                   ------------
                                                     3,939,628
                                                   ------------
NEW ZEALAND -- 0.3%
    Sky Network Television Ltd. .....    226,000       339,879
                                                   ------------
NORWAY -- 2.8%
    Kverneland ASA...................     37,325       607,554
    Narvesen ASA.....................     15,050       332,757
    Petroleum Geo-Services [ADR]*....     19,125     1,238,344
    Tomra Systems ASA................     49,175     1,100,606
                                                   ------------
                                                     3,279,261
                                                   ------------
PANAMA -- 1.1%
    Banco Latinoamericano de
      Exportaciones SA Cl-E..........     33,000     1,365,375
                                                   ------------
PHILIPPINES -- 0.1%
    International Container Terminal
      Services, Inc.*................    481,775        60,375
                                                   ------------
SPAIN -- 2.6%
    Tele Pizza SA*...................     37,600     3,034,339
                                                   ------------
SWEDEN -- 1.3%
    NetCom Systems AB Cl-B...........     62,000     1,332,307
    Pricer AB Cl-B*..................      8,000       148,216
                                                   ------------
                                                     1,480,523
                                                   ------------
UNITED KINGDOM -- 25.9%
    British-Borneo Petroleum
      Syndicate PLC..................    382,473     2,662,050
    BTG PLC..........................     72,350       809,510
    Cairn Energy PLC.................    188,525     1,538,600
    Capital Radio PLC................    184,950     1,512,466
    DFS Furniture Co. PLC............    151,350     1,285,012
    Eidos PLC [ADR]..................     23,000       281,750
    Flextech PLC*....................    226,475     1,963,839
    JBA Holdings PLC.................    200,300     3,389,692
    Misys PLC........................     99,892     3,007,855
    Parity PLC.......................    213,800     2,237,381
    PizzaExpress PLC.................    270,750     3,341,218
    Psion PLC........................    341,400     2,541,892
    Regent Inns PLC..................    186,125     1,009,102
    Select Appointments Holdings
      PLC............................     90,400       831,487

FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                       ---------   -----------
    Virgin Express Holdings PLC
      [ADR]..........................     32,150   $   667,113
    Wetherspoon, (J.D.) PLC..........    630,000     3,472,645
                                                   ------------
                                                    30,551,612
                                                   ------------
TOTAL FOREIGN STOCK
  (COST $79,935,175).................               90,141,008
                                                   ------------

COMMON STOCK -- 3.4%
EQUIPMENT SERVICES -- 1.2%
    Rofin-Sinar Technologies,
      Inc.*..........................    119,900     1,453,788
                                                   ------------
TELECOMMUNICATIONS -- 2.1%
    Cellular Communications
      International, Inc.*...........     53,850     2,517,488
                                                   ------------
TOTAL COMMON STOCK
  (COST $3,533,348)..................                3,971,276
                                                   ------------

                                            PAR
                                MATURITY   (000)
                                --------- -------
COMMERCIAL PAPER -- 20.2%
    Associates Corp. of North
      America
      6.12%.................... 01/02/98  $ 1,255    1,254,787
      5.55%.................... 01/05/98    4,411    4,408,280
    Bell Atlantic Financial
      Services, Inc.
      6.15%.................... 01/06/98    5,196    5,191,562

                                            PAR
                                MATURITY   (000)     VALUE
                                --------- ------- ------------
    General Electric Capital
      Corp.
      5.75%.................... 01/07/98  $ 5,716 $  5,710,522
    Household Finance Corp.
      6.08%.................... 01/02/98    1,916    1,915,676
    Merrill Lynch & Co., Inc.
      6.05%.................... 01/07/98    1,679    1,677,307
    Progress Capital Holdings
      6.02%.................... 01/02/98    3,700    3,699,381
                                                  ------------
TOTAL COMMERCIAL PAPER
  (COST $23,857,515).....................           23,857,515
                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (COST $106,746,038)....................          117,969,799
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%.........................              (32,070)
                                                  ------------
NET ASSETS -- 100.0%.....................         $117,937,729
                                                  ============

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                    IN
SETTLEMENT                      CONTRACTS TO     EXCHANGE     CONTRACTS       UNREALIZED
  MONTH        TYPE               RECEIVE          FOR        AT VALUE       DEPRECIATION
-----------------------------------------------------------------------------------------
01/98          Buy      DEM         408,405      $230,100     $227,173         $ (2,927)
01/98          Buy      NLG          12,664         6,299        6,248              (51)
                                                 --------     --------         --------
                                                 $236,399     $233,421         $ (2,978)
                                                 ========     ========         ========

--------------------------------------------------------------------------------
Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 80.3%
CHEMICALS -- 6.6%
    Applied Extrusion Technologies,
      Inc.* ..........................     5,600  $     37,800
    Dupont, (E.I.) de Nemours &
      Co. ............................     6,400       384,400
    FMC Corp.* .......................    18,000     1,211,625
    Great Lakes Chemical Corp. .......    28,300     1,269,962
    IMC Global, Inc. .................    11,500       376,625
    Lyondell Petrochemical Co. .......    58,300     1,544,950
    Millennium Chemicals, Inc. .......    75,000     1,767,187
    Olin Corp. .......................    11,000       515,625
    Witco Corp. ......................     8,000       326,500
                                                    ----------
                                                     7,434,674
                                                    ----------
DIVERSIFIED METALS -- 5.1%
    Freeport-McMoran Copper & Gold,
      Inc. Cl-A ......................    31,900       488,469
    Freeport-McMoran Copper & Gold,
      Inc. Cl-B ......................    13,000       204,750
    Inco, Ltd. .......................    86,800     1,475,600
    Nucor Corp. ......................    28,500     1,376,906
    Reynolds Metals Co.* .............    35,300     2,118,000
                                                    ----------
                                                     5,663,725
                                                    ----------
DIVERSIFIED RESOURCES -- 1.0%
    Penn Virginia Corp. ..............    25,700       758,150
    Western Water Co.* ...............    28,000       304,500
                                                    ----------
                                                     1,062,650
                                                    ----------
ENERGY SERVICES -- 14.0%
    Ashland, Inc. ....................    23,500     1,261,656
    Camco International, Inc. ........    10,800       687,825
    Carbo Ceramics, Inc. .............    43,750     1,400,000
    Coflexip SA [ADR] ................    42,600     2,364,300
    Cooper Cameron Corp.* ............    38,300     2,336,300
    Energy Group PLC [ADR] ...........     7,875       351,422
    Halliburton Co. ..................    19,600     1,017,975
    McDermott International, Inc. ....    59,300     2,171,862
    Niagara Mohawk Power Corp. .......    95,000       997,500
    Western Atlas, Inc.* .............    20,000     1,480,000
    Wheelabrator Technologies,
      Inc. ...........................   103,000     1,654,437
                                                    ----------
                                                    15,723,277
                                                    ----------
HOTELS & MOTELS -- 0.5%
    Patriot American Hospitality,
      Inc. ...........................    17,400       501,337
                                                    ----------
INTEGRATED PETROLEUM -- 15.0%
    Amerada Hess Corp. ...............    25,500     1,399,312
    Atlantic Richfield Co. ...........    13,000     1,041,625
    British Petroleum Co. PLC
      [ADR] ..........................    25,600     2,040,000
    Ente Nazionale Idrocarbure SPA
      [ADR] ..........................    13,000       741,812
    Mobil Corp. ......................    49,200     3,551,625
    Phillips Petroleum Co. ...........    33,000     1,604,625
    Repsol SA [ADR] ..................    18,600       791,662
    Texaco, Inc. .....................    52,000     2,827,500
    Total SA [ADR] ...................    45,000     2,497,500
    Ultramar Diamond Shamrock
      Corp. ..........................    10,800       344,250
                                                    ----------
                                                    16,839,911
                                                    ----------

                                        SHARES       VALUE
                                       ---------  ------------
OIL & GAS -- 6.8%
    Exxon Corp. ......................     9,000  $    550,688
    Hanover Compressor Co.* ..........    41,400       846,113
    Ocean Energy, Inc.* ..............     3,500       172,594
    Petroleo Brasileiro SA [ADR]
      144A* ..........................    58,600     1,370,478
    Royal Dutch Petroleum Co. ........    28,000     1,517,250
    Santa Fe International Corp. .....    12,000       488,250
    USX-Marathon Group ...............    80,500     2,716,875
                                                    ----------
                                                     7,662,248
                                                    ----------
PAPER & FOREST PRODUCTS -- 7.0%
    Fort James Corp. .................    22,800       872,100
    Georgia Pacific Corp. ............    13,300       807,975
    Georgia Pacific Timber Group* ....    13,300       301,744
    International Paper Co. ..........    31,000     1,336,875
    Jefferson Smurfit Corp.* .........   104,600     1,477,475
    Kimberly-Clark Corp. .............    15,200       749,550
    Louisiana-Pacific Corp. ..........    78,000     1,482,000
    Willamette Industries, Inc. ......    24,800       798,250
                                                    ----------
                                                     7,825,969
                                                    ----------
PETROLEUM EXPLORATION &
  PRODUCTION -- 7.9%
    Barrett Resources Corp.* .........    15,100       456,775
    Bouygues Offshore SA [ADR]........    40,000       870,000
    Enserch Corp.* ...................   202,000     1,830,625
    Houston Exploration Co.* .........    50,500       927,938
    Noble Affiliates, Inc. ...........     9,900       348,975
    Rutherford-Moran Oil Corp.* ......    35,300       630,988
    Societe Nationale Elf Aquitaine SA
      [ADR] ..........................     7,000       410,375
    Union Texas Petroleum Holdings,
      Inc. ...........................    91,700     1,908,506
    United Meridian Corp.* ...........    51,300     1,442,813
                                                    ----------
                                                     8,826,995
                                                    ----------
PRECIOUS METALS -- 10.6%
    Ashanti Goldfields Co. Ltd.
      [GDR] ..........................    32,900       246,750
    Battle Mountain Gold Co. .........   272,000     1,598,000
    Cambior, Inc. ....................   140,400       824,850
    Canyon Resources Corp.* ..........   368,400       437,475
    Dayton Mining Corp.* .............    60,000       116,250
    Driefontein Consolidated Ltd.
      [ADR] ..........................   100,000       662,500
    Gold Fields of South Africa Ltd.
      [ADR] ..........................    40,000       620,000
    Homestake Mining Co. .............   173,700     1,541,588
    Kloof Gold Mining Co. Ltd.
      [ADR] ..........................   130,000       430,625
    Newmont Mining Corp. .............    89,224     2,620,955
    Placer Dome, Inc. ................   147,300     1,868,869
    TVX Gold, Inc.* ..................   260,900       880,538
                                                    ----------
                                                    11,848,400
                                                    ----------
RAILROADS -- 1.1%
    Burlington Northern Santa Fe
      Corp. ..........................    13,700     1,273,244
                                                    ----------

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
REAL ESTATE -- 4.7%
    AMB Property Corp. [REIT] ........    14,893  $    374,187
    Apartment Investment & Management
      Co. Cl-A [REIT] ................    23,700       870,975
    Boston Properties, Inc. [REIT] ...     8,600       284,338
    Camden Property Trust [REIT] .....    13,100       406,100
    Catellus Development Corp.* ......    26,500       530,000
    Equity Office Properties Trust
      [REIT] .........................    25,735       812,261
    Security Capital Group, Inc.
      Warrants* ......................     1,804         9,471
    Security Capital Pacific Trust
      [REIT] .........................    34,285       831,411
    The Rouse Co. [REIT] .............    13,200       432,300
    United Dominion Realty Trust
      [REIT] .........................    50,000       696,875
                                                  ------------
                                                     5,247,918
                                                  ------------
TOTAL COMMON STOCK
  (COST $83,111,614)..................              89,910,348
                                                  ------------
PREFERRED STOCK -- 0.3%
OIL & GAS
    Cross Timbers Oil Co. $1.5625 Cl-A
      [CVT]
      (COST $225,345).................     9,890       369,639
                                                  ------------
FOREIGN STOCK -- 13.6%
DIVERSIFIED METALS -- 2.7%
    English China Clays
      PLC -- (GBP) ...................   181,000       801,135
    Lonrho PLC -- (GBP) .............. 1,464,035     2,240,317
                                                  ------------
                                                     3,041,452
                                                  ------------
HOTELS & MOTELS -- 0.4%
    Sun International
      Ltd. -- (ZAR) .................. 1,150,000       472,633
                                                  ------------
METALS & MINING -- 2.4%
    Anglo American Platinum Corp.
      Ltd. -- (ZAR) ..................    50,139       669,708
    AVMIN Ltd. -- (ZAR) ..............   240,000       288,512
    Oryx Gold Holdings
      Ltd. -- (ZAR)* ................. 1,450,000       953,487
    Rio Tinto PLC -- (GBP) ...........    63,000       776,421
                                                  ------------
                                                     2,688,128
                                                  ------------
NON-FERROUS METALS -- 0.2%
    Bougainville Copper
      Ltd. -- (AUD)* .................   882,542       270,267
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Macmillan Bloedel
      Ltd. -- (CAD) ..................    72,000       747,159
                                                  ------------
PETROLEUM EXPLORATION &
  PRODUCTION -- 0.7%
    Berkley Petroleum
      Corp. -- (CAD)* ................    20,100       210,689
    Northstar Energy
      Corp. -- (CAD)* ................    78,000       547,791
                                                  ------------
                                                       758,480
                                                  ------------
                                        SHARES       VALUE
                                       ---------  ------------
PRECIOUS METALS -- 5.7%
    Banro Resources
      Corp. -- (CAD)* ................    70,000  $    256,810
    Banro Resources Corp. Special --
      (CAD)* .........................    91,630       384,846
    Banro Resources Corp. Special
      Warrants -- (CAD)* .............    45,815             0
    Delta Gold NL -- (AUD) ...........   850,000       894,993
    Gold Fields of South Africa
      Ltd. -- (ZAR) ..................     3,800        58,175
    Goldfields Ltd. -- (AUD) .........   665,000       511,285
    Impala Platinum Holdings Ltd. --
      (ZAR) ..........................    94,900       906,809
    Normandy Mining Ltd. -- (AUD) ....   458,658       445,282
    Prime Resources Group, Inc. --
      (CAD) ..........................   358,000     2,376,626
    Samax 144A -- (CAD)* .............   193,500       574,678
    War Eagle Mining Co., Inc.
      Warrants -- (CAD)* .............    59,000             0
                                                  ------------
                                                     6,409,504
                                                  ------------
REAL ESTATE -- 0.8%
    Security Capital U.S. Realty
      [REIT] -- (NLG)* ...............    60,000       852,000
                                                  ------------
TOTAL FOREIGN STOCK
  (COST $19,480,116)..................              15,239,623
                                                  ------------
                                             PAR
                              MATURITY      (000)
                              --------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
    Federal Home Loan
      Mortgage Corp.
      4.75%
      (COST $1,499,802)...... 01/02/98    $1,500     1,499,802
                                                  ------------
COMMERCIAL PAPER -- 3.1%
    Procter & Gamble Co.
      5.90%
    (COST $3,491,396)........ 01/16/98     3,500     3,491,396
                                                  ------------
                                          SHARES
                                        ---------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash Fund
    (COST $1,082,331)..................1,082,331     1,082,331
                                                  ------------
TOTAL INVESTMENTS -- 99.7%
  (COST $108,890,604)...........................   111,593,139
OTHER ASSETS LESS LIABILITIES -- 0.3%...........       360,920
                                                  ------------
NET ASSETS -- 100.0%............................  $111,954,059
                                                  ============

T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.7% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                              MATURITY   (000)        VALUE
                              --------- --------  -------------
CORPORATE OBLIGATIONS -- 18.8%
FINANCIAL SERVICES -- 1.6%
    Salomon, Inc Sr. Notes
      7.00%..................  01/20/98 $ 2,650   $   2,650,954
      9.375%.................  04/15/98   2,000       2,018,400
                                                  -------------
                                                      4,669,354
                                                  -------------
FOOD -- 4.7%
    RJR Nabisco Inc. Notes
      7.625%.................  09/15/03   5,000       5,110,600
      8.625%.................  12/01/02   8,000       8,516,720
                                                  -------------
                                                     13,627,320
                                                  -------------
INDUSTRIAL PRODUCTS -- 4.7%
    Chesapeake Energy Corp.
      Sr. Notes
      12.00%.................  03/01/01   8,000       8,460,000
    Imperial Chemical, Inc.
      Notes
      6.00% [VR].............  03/05/98   5,000       5,004,810
                                                  -------------
                                                     13,464,810
                                                  -------------
TELECOMMUNICATIONS -- 1.7%
    TCI Communications, Inc.
      Sr. Notes
      6.355% [FRN]...........  09/11/00   5,000       5,008,950
                                                  -------------
UTILITIES -- 6.1%
    Connecticut Light & Power
      7.25%..................  07/01/99   6,000       6,001,260
    Long Island Lighting Co.
      8.50%..................  05/15/06   5,000       5,371,800
      9.75%..................  05/01/21   1,000       1,015,850
      9.625%.................  07/01/24   5,000       5,156,250
                                                  -------------
                                                     17,545,160
                                                  -------------
TOTAL CORPORATE OBLIGATIONS
  (COST $53,802,909)...................              54,315,594
                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 78.2%
FEDERAL HOME LOAN MORTGAGE CORP. -- 12.0%
      5.95%..................  06/19/98  10,000      10,013,899
      8.50%..................  01/01/25  19,690      20,551,363
      8.75%..................  10/01/01   2,158       2,215,475
      6.50% [TBA]............  01/14/28   1,500       1,482,660
      6.50% [TBA]............  02/12/28     500         493,905
                                                  -------------
                                                     34,757,302
                                                  -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 32.3%
      5.84%.................   06/19/98     5,000     5,003,965
      6.334% [VR]...........   03/01/17     2,379     2,383,901
      6.907%................   05/01/25     1,460     1,491,467
      7.50%.......... 01/25/22-05/01/24    67,749    69,679,011
      7.694% [VR]...........   01/01/25       475       487,045
      8.00%.................   11/25/23     4,189     4,353,870
      6.50% [TBA]...........   01/14/28    10,000     9,875,000
                                                  -------------
                                                     93,274,259
                                                  -------------
                                            PAR
                               MATURITY    (000)       VALUE
                               --------   -------   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 30.4%
      6.00%.................   11/20/26   $25,225   $25,824,347
      6.50%.................   01/20/26     8,590     8,772,820
      7.00%.......... 01/15/24-08/15/25     2,634     2,657,162
      7.00% [VR]............   07/20/17       286       292,830
      7.00% [VR]............   08/20/17       373       381,999
      7.00% [VR]............   09/20/17       313       321,775
      7.00% [VR]............   03/20/24     5,991     6,124,922
      7.00% [VR]............   07/20/24       368       376,947
      7.375% [VR]...........   05/20/24     2,957     3,038,597
      8.00%.......... 01/15/25-11/15/25     8,799     9,128,899
      7.50% [TBA]...........   01/22/28    20,000    20,487,600
      8.00% [TBA]...........   01/22/28    10,000    10,365,600
                                                  -------------
                                                     87,773,498
                                                  -------------

STUDENT LOAN MARKETING ASSOCIATION -- 3.5%
      6.00%..................  06/30/98  10,000      10,017,699
                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (COST $224,126,411)..................             225,822,758
                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.9%
    Merrill Lynch Mtge.
      Investors, Inc. Cl-B
      7.332% [VR]............  06/15/21   1,096       1,125,023
    Resolution Trust Corp.
      7.50% [VR].............  07/25/28  10,000      10,194,176
                                                  -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (COST $11,261,427)...................              11,319,199
                                                  -------------
U.S. TREASURY OBLIGATIONS -- 3.5%
    U.S. TREASURY
      BILLS -- 0.0%
      5.02% #................  02/05/98      10           9,952
      5.14% #................  03/12/98      15          14,852
                                                  -------------
                                                         24,804
                                                  -------------
    U.S. TREASURY
      NOTES -- 3.5%
      5.625%.................  12/31/02  10,000       9,963,399
                                                  -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $9,999,014)....................               9,988,203
                                                  -------------
SOVEREIGN ISSUES -- 2.1%
    Republic of Argentina
      [FRB, BRB]
      6.688%.................  03/31/05   4,800       4,296,600
    Republic of Argentina
      Bote 10 [FRN, PIK]
      5.719%.................  04/01/00   1,994       1,888,014
                                                  -------------
TOTAL SOVEREIGN ISSUES
  (COST $5,808,881)....................               6,184,614
                                                  -------------

PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                              MATURITY   (000)        VALUE
                              --------- --------  -------------
FOREIGN BONDS -- 2.0%
    New Zealand Government
      10.00%
      (COST $6,187,247)......  03/15/02   8,900   $   5,659,577
                                                  -------------
                                          PAR
                                         (000)
                                        --------
CERTIFICATES OF DEPOSIT -- 3.5%
    Landesbank Hessen
      Thueringer
      5.93%
      (COST $9,995,127)......  06/30/98 $10,000      10,002,110
                                                  -------------
COMMERCIAL PAPER -- 6.4%
    International Business
      Machines Corp.
      5.82%..................  01/16/98   1,100       1,097,332
    Ford Motor Credit Corp.
      5.68%..................  01/06/98   1,500       1,498,817
    General Electric Capital
      Corp.
      5.60%..................  01/14/98   1,600       1,596,844
    KFW International
      Financial Corp.
      5.89%..................  01/09/98   3,500       3,495,419
    National Rural Utility
      Corp.
      5.54%..................  01/05/98   1,000         999,380
      5.54%..................  01/12/98   1,000         998,267
    New Center Asset Trust
      5.56%..................  01/14/98   1,400       1,397,224
      5.56%..................  01/21/98   5,200       5,184,138
    Procter & Gamble Co.
      5.83%..................  01/16/98   1,300       1,296,842
      6.04%..................  01/26/98     900         896,225
                                                  -------------
TOTAL COMMERCIAL PAPER
  (COST $18,460,217)...................              18,460,488
                                                  -------------

                                         SHARES       VALUE
                                        --------   ------------
SHORT-TERM INVESTMENTS -- 0.2%
    Temporary Investment Cash Fund...    245,384   $    245,384
    Temporary Investment Fund........    245,383        245,383
                                                   ------------
    (COST $490,767)..................                   490,767
                                                   ------------
TOTAL INVESTMENTS -- 118.6%
  (COST $340,132,000)................               342,243,310
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (18.6%)..................               (53,600,863)
                                                   ------------
NET ASSETS -- 100.0%.................              $288,642,447
                                                   ============

# Securities with an aggregate market value of $24,804 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1997:

                                       NOTIONAL
                          EXPIRATION    AMOUNT       UNREALIZED
       DESCRIPTION           MONTH      (000)       APPRECIATION
----------------------------------------------------------
U.S. Treasury 10 Year
  Note                       03/98       2,000        $  5,000
                                       ========    =============

Interest rate swap agreement outstanding at December 31, 1997:

                                       NOTIONAL
                          EXPIRATION    AMOUNT       UNREALIZED
       DESCRIPTION           MONTH      (000)       APPRECIATION
----------------------------------------------------------
Receive variable rate
  payments on the
  three-month LIBOR-BBA
  floating rate and pay
  fixed rate payments on
  the then current U.S.
  Treasury 10 Year Note
  with a spread of: 36.50    06/02       7,000        $ 30,344
                                       ========    =============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
COMMON STOCK -- 96.3%
BUSINESS SERVICES -- 0.5%
    Robert Half International,
      Inc.* ..........................    30,200  $  1,208,000
                                                  ------------
COMPUTER HARDWARE -- 11.3%
    Adaptec, Inc.* ...................   121,100     4,495,838
    Bay Networks, Inc.* ..............   160,700     4,107,894
    Compaq Computer Corp.* ...........   137,320     7,749,997
    Dell Computer Corp.* .............    89,600     7,526,400
    EMC Corp.* .......................   101,700     2,790,394
                                                  ------------
                                                    26,670,523
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 7.6%
    BMC Software, Inc.* ..............    75,200     4,935,000
    Cadence Design Systems, Inc.* ....   193,900     4,750,550
    CompUSA, Inc.* ...................   266,752     8,269,312
                                                  ------------
                                                    17,954,862
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 14.5%
    Applied Materials, Inc.* .........   203,700     6,136,462
    Inacom Corp.* ....................   146,100     4,099,931
    KLA-Tencor Corp.* ................   121,100     4,677,487
    Novellus System, Inc.* ...........   121,100     3,913,044
    Sony Corp. [ADR] .................    40,300     3,657,225
    Tech Data Corp.* .................   105,400     4,097,425
    Teradyne, Inc.* ..................   169,700     5,430,400
    VLSI Technology, Inc.* ...........    91,300     2,156,962
                                                  ------------
                                                    34,168,936
                                                  ------------
FINANCIAL-BANK & TRUST -- 6.0%
    Chase Manhattan Corp. ............    44,300     4,850,850
    Citicorp .........................    44,300     5,601,181
    Northern Trust Corp. .............    52,300     3,647,925
                                                  ------------
                                                    14,099,956
                                                  ------------
FINANCIAL SERVICES -- 12.5%
    Ahmanson, (H.F.) & Co. ...........    95,200     6,372,450
    Franklin Resources, Inc. .........    40,800     3,547,050
    Household International, Inc. ....    39,500     5,038,719
    Merrill Lynch & Co., Inc. ........    97,076     7,080,481
    Schwab, (Charles) Corp. ..........    88,700     3,719,856
    SunAmerica, Inc. .................    88,750     3,794,062
                                                  ------------
                                                    29,552,618
                                                  ------------
FOOD -- 1.6%
    Safeway, Inc.* ...................    59,500     3,763,375
                                                  ------------
HEALTHCARE SERVICES -- 4.9%
    Concentra Managed Care, Inc.* ....    81,800     2,760,750
    Healthcare Compare Corp.* ........    88,100     4,504,112
    United Healthcare Corp. ..........    86,600     4,302,937
                                                  ------------
                                                    11,567,799
                                                  ------------
INSURANCE -- 2.9%
    The Equitable Companies, Inc. ....    45,500     2,263,625
    Travelers Group, Inc. ............    86,050     4,635,944
                                                  ------------
                                                     6,899,569
                                                  ------------
                                        SHARES       VALUE
                                       ---------  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.1%
    HBO & Co. ........................   150,400  $  7,219,200
                                                  ------------

OFFICE EQUIPMENT -- 1.1%
    Staples, Inc.* ...................    89,500     2,483,625
                                                  ------------
PHARMACEUTICALS -- 9.2%
    Bristol-Meyers Squibb Co. ........    29,100     2,753,587
    Cardinal Health, Inc. ............    59,100     4,439,887
    Lilly, (Eli) & Co. ...............    46,500     3,237,563
    McKesson Corp. ...................    63,600     6,880,725
    Pfizer, Inc. .....................    59,100     4,406,644
                                                  ------------
                                                    21,718,406
                                                  ------------
RETAIL & MERCHANDISING -- 13.4%
    Costco Companies, Inc.* ..........    91,000     4,060,875
    CVS Corp. ........................    77,200     4,945,625
    Dayton-Hudson Corp. ..............    69,700     4,704,750
    Gap, Inc. ........................   113,650     4,027,472
    General Nutrition Companies,
      Inc.* ..........................    60,400     2,053,600
    Nordstrom, Inc. ..................    86,000     5,192,250
    Starbucks Corp. ..................    88,800     3,407,700
    Walgreen Co. .....................   103,900     3,259,863
                                                  ------------
                                                    31,652,135
                                                  ------------
SEMICONDUCTORS -- 0.8%
    National Semiconductor Corp.* ....    74,500     1,932,344
                                                  ------------
TELECOMMUNICATIONS -- 2.7%
    Lucent Technologies, Inc. ........    45,500     3,634,313
    Northern Telecom Ltd. ............    30,600     2,723,400
                                                  ------------
                                                     6,357,713
                                                  ------------
TRANSPORTATION -- 4.2%
    CNF Transportation, Inc. .........    98,000     3,760,750
    Federal Express Corp.* ...........    38,400     2,344,800
    Swift Transportation Co., Inc. ...    23,100       747,863
    USFreightways Corp. ..............    50,000     1,625,000
    Werner Enterprises, Inc. .........    30,100       617,050
    Yellow Corp. .....................    30,100       756,263
                                                  ------------
                                                     9,851,726
                                                  ------------
TOTAL COMMON STOCK
  (COST $218,581,896).................             227,100,787
                                                  ------------


ROBERTSON STEPHENS VALUE + GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                       ---------  ------------
SHORT-TERM INVESTMENTS -- 2.9%
    Temporary Investment Cash Fund ... 3,376,869  $  3,376,869
    Temporary Investment Fund ........ 3,376,869     3,376,869
                                                  ------------
    (COST $6,753,738).................               6,753,738
                                                  ------------
TOTAL INVESTMENTS -- 99.2%
  (COST $225,335,634).................             233,854,525
OTHER ASSETS LESS
  LIABILITIES -- 0.8%.................               1,793,174
                                                  ------------
NET ASSETS -- 100.0%..................            $235,647,699
                                                  ============

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
FOREIGN STOCK -- 87.9%
ARGENTINA -- 1.0%
    Banco Rio de La Plata SA* .......      9,650  $    135,100
    Nortel Inversora [ADR]* .........     38,625       984,938
    Telecom Argentina Stet SA
      Cl-B [ADR] ....................     11,550       412,912
    Telefonica de Argentina SA
      Cl-B [ADR] ....................      6,400       238,400
    YPF SA [ADR] ....................     23,000       786,313
                                                    ----------
                                                     2,557,663
                                                    ----------
AUSTRIA -- 0.6%
    Erste Bank Der Oesterreichischen
      Sparkassen AG 144A* ...........     30,133     1,499,404
                                                    ----------
BRAZIL -- 0.9%
    Companhia Energetica de Minas
      Geras [ADR] ...................      3,125       135,778
    Companhia Paranaense de Energia-
      Copel .........................     69,900       956,756
    Ericsson Telecomunicacoes SA .... 20,540,000       658,888
    Petroleo Brasileiro SA ..........    580,000       135,643
    Unibanco Holdings SA Sponsored
      [GDR]* ........................      9,275       298,539
                                                    ----------
                                                     2,185,604
                                                    ----------
CHILE -- 0.1%
    Quinenco SA [ADR]* ..............     23,800       273,700
                                                    ----------
DENMARK -- 1.3%
    BG Bank AS ......................      5,686       382,820
    BG Bank AS 144A* ................     12,772       859,897
    SAS Danmark AS ..................     24,525       358,175
    Sophus Berendsen AS .............      7,601     1,254,399
    Unidanmark AS Cl-A ..............      5,663       416,007
                                                    ----------
                                                     3,271,298
                                                    ----------
FINLAND -- 4.1%
    Amer Group Ltd.* ................     14,866       285,282
    Merita Ltd. Cl-A.................    251,062     1,373,919
    Metra Oy Cl-B ...................      4,193        98,560
    Nokia AB Cl-A ...................     32,112     2,282,139
    Nokia Corp. Cl-A [ADR] ..........     11,950       836,500
    Pohjola Insurance Co. ...........     61,232     2,271,400
    Raision Tehtaat Oy ..............     11,179     1,328,223
    Sampo Insurance Co. Ltd. ........     63,296     2,057,375
                                                    ----------
                                                    10,533,398
                                                    ----------
FRANCE -- 10.8%
    Alcatel Alsthom .................      2,414       306,974
    Assurances Generales de
      France ........................      6,299       333,909
    Axime* ..........................      4,952       638,770
    Banque Nationale de Paris .......     13,700       728,513
    Cap Gemini SA ...................     15,331     1,257,650
    Compagnie Francaise d'Etudes et
      de Construction Technip .......      5,405       570,521
    Credit Commercial de France .....     10,904       747,674
    Credit Local de France ..........     10,155     1,176,562
    Dassault Systemes SA [ADR] ......      1,750        54,031
    GrandVision 144A* ...............     23,024       947,619

                                        SHARES       VALUE
                                      ----------  ------------
    GrandVision* ....................     12,492  $    514,144
    Groupe Danone ...................      4,480       800,551
    Groupe Danone [ADR]..............    125,775     4,496,456
    Lagardere S.C.A. ................      8,365       276,708
    Michelin C.G.D.E. Cl-B ..........     28,403     1,430,570
    Renault SA* .....................     67,657     1,904,022
    Rhone-Poulenc ...................     26,034     1,166,710
    Societe Generale ................      2,013       274,385
    Societe Nationale Elf Aquitaine
      SA ............................     37,009     4,306,334
    Suez Lyonnaise des Eaux .........     16,102     1,782,610
    Total SA Cl-B ...................     35,552     3,870,861
    Union des Assurances
      Federales .....................        340        44,649
                                                    ----------
                                                    27,630,223
                                                    ----------
GERMANY -- 5.9%
    Adidas AG .......................      4,214       557,792
    Allianz AG ......................      2,478       639,470
    AMB Aachener & Muenchener
      Beteiligungs AG ...............     11,785     1,297,763
    Bankgesellschaft Berlin AG ......     25,780       566,344
    Bayerische Vereinsbank AG .......     44,412     2,865,227
    Deutsche Bank AG ................     39,815     2,785,659
    Deutsche Lufthansa AG ...........     33,533       630,362
    Deutsche Lufthansa AG 144A ......     48,330       908,519
    Deutsche Pfandbrief &
      Hypothekenbank AG .............     26,600     1,575,549
    Fresenius Medical Care AG
      [ADR]* ........................      4,175        90,806
    Muenchener Rueckversicherung
      AG ............................      1,354       515,081
    Pfeiffer Vacuum Technology AG
      [ADR]* ........................     80,525     2,259,733
    Siemens AG ......................      4,533       273,537
                                                    ----------
                                                    14,965,842
                                                    ----------
HONG KONG -- 0.6%
    China Telecom Ltd. 144A .........    164,000       281,508
    Citic Pacific Ltd. ..............     67,000       266,330
    First Pacific Co. Ltd. ..........  1,184,860       573,447
    Hutchison Whampoa Ltd. ..........     26,000       163,082
    Swire Pacific Ltd. Cl-A .........     57,000       312,650
                                                    ----------
                                                     1,597,017
                                                    ----------
IRELAND -- 0.6%
    Ryanair Holdings PLC [ADR]* .....     59,675     1,499,334
                                                    ----------
ITALY -- 3.4%
    Aeroporti di Roma SPA 144A* .....    197,886     2,053,855
    Assicurazioni Generali ..........    104,638     2,571,567
    Banca Commerciale Italia NA .....    830,689     2,889,563
    Credito Italiano SPA ............    163,293       503,826
    Telecom Italia SPA ..............    103,609       662,208
                                                    ----------
                                                     8,681,019
                                                    ----------
JAPAN -- 8.2%
    Bridgestone Corp. ...............     33,130       721,098
    Fujitsu Ltd. ....................     32,000       344,559
    Hitachi Ltd. ....................     65,000       464,925
    Kita Kyushu Coca-Cola
      Bottling ......................     33,550       639,927
    Matsushita Electric Works
      Ltd. ..........................     26,000       225,963

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    Mitsubishi Estate Co. Ltd. ......     93,000  $  1,015,681
    Mitsui Fudosan Co. Ltd. .........     13,000       125,980
    Nippon Denso Corp. ..............     16,000       289,184
    Nippon Telegraph & Telephone
      Corp. .........................        674     5,805,827
    NTT Data Corp. ..................         38     2,054,590
    Rohm Co. ........................     12,000     1,227,493
    Ryohin Keikaku Co. Ltd. .........      2,000       132,286
    Sony Corp. ......................     64,000     5,709,843
    Takeda Chemical Industries ......     61,000     1,745,255
    Tokyo Electron Ltd. .............     17,000       546,527
                                                    ----------
                                                    21,049,138
                                                    ----------
MEXICO -- 0.9%
    Cifra V* ........................     68,818       169,019
    Fomento Economico Mexicano SA
      Cl-B ..........................     65,000       519,238
    Grupo Carso SA de CV ............     21,100       140,548
    Grupo Casa Autrey SA de CV
      [ADR] .........................     14,075       287,658
    Grupo Televisa SA [GDR]* ........     17,250       667,359
    Kimberly-Clark de Mexico SA
      Cl-A ..........................     82,800       392,339
                                                    ----------
                                                     2,176,161
                                                    ----------
NETHERLANDS -- 10.9%
    AKZO Nobel NV ...................     27,105     4,674,313
    ASM Lithography Holding NV* .....      4,900       330,750
    Elsevier NV .....................    165,899     2,684,198
    Getronics NV ....................     79,541     2,534,665
    KLM Royal Dutch Airlines NV .....     41,745     1,544,410
    Koninklijke Ahrend Groep NV .....     40,990     1,287,995
    Koninklijke Nutricia Verenigde
      Bedrijven NV ..................      8,595       260,746
    Philips Electronics NV ..........     62,915     3,773,851
    Philips Electronics NV [ADR] ....     70,179     4,245,830
    Simac Techniek NV ...............      3,252       378,582
    Vedior NV 144A ..................      6,516       117,320
    Wolters Kluwer NV ...............     45,872     5,926,252
                                                    ----------
                                                    27,758,912
                                                    ----------
NORWAY -- 1.0%
    Ekornes ASA .....................     19,206       157,614
    Merkantildata ASA ...............     13,549       466,815
    Petroleum Geo-Services [ADR]* ...     19,975     1,293,381
    SAS Norge ASA Cl-B ..............     26,266       366,973
    Tomra Systems ASA ...............     17,824       398,926
                                                    ----------
                                                     2,683,709
                                                    ----------
PERU -- 0.2%
    Millicom International Cellular
      SA* ...........................      3,225       121,341
    Telefonica del Peru SA
      Cl-B [ADR] ....................     17,000       396,313
                                                    ----------
                                                       517,654
                                                    ----------
PORTUGAL -- 1.1%
    Brisa-Auto Estradas de Portugal
      SA* ...........................     79,700     2,858,189
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
RUSSIA -- 0.2%
    Lukoil Holding [ADR] ............      4,450  $    408,621
    Mosenergo [ADR] 144A* ...........      1,650        62,700
    Unified Energy Systems [GDR]* ...      4,680       140,400
                                                    ----------
                                                       611,721
                                                    ----------
SOUTH AFRICA -- 0.3%
    Dimension Data Holdings Ltd.
      144A* .........................    203,297       877,298
                                                    ----------
SPAIN -- 0.3%
    Tele Pizza SA* ..................      9,277       748,659
                                                    ----------
SWEDEN -- 8.0%
    Assa Abloy AB Cl-B ..............     69,858     1,848,943
    Electrolux AB Cl-B ..............     89,117     6,188,712
    Ericsson, (L.M.) Telephone Co.
      [ADR] .........................     17,088       637,596
    Ericsson, (L.M.) Telephone Co.
      Cl-B ..........................     45,022     1,693,781
    Investor AB .....................     18,763       915,169
    Medical Invest Svenska AB* ......     10,572       353,095
    Munters AB 144A* ................     61,603       531,839
    Prosolvia AB Cl-B 144A* .........      9,200       367,566
    SAS Sverige AB ..................     29,019       420,599
    Securitas AB ....................    213,323     6,452,634
    Skandinaviska Enskilda Banken ...     78,461       993,821
                                                    ----------
                                                    20,403,755
                                                    ----------
SWITZERLAND -- 7.5%
    Ares-Serono Group ...............        743     1,227,678
    Baloise Holding Ltd. ............        144       266,862
    Clariant AG .....................        129       107,902
    Credit Suisse Group .............      7,618     1,180,397
    Kuoni Reisen AG .................        508     1,906,894
    Novartis AG .....................      1,036     1,683,398
    Roche Holding AG ................        249     2,476,257
    Sair Group* .....................         24        32,909
    Schweizerische
      Lebensversicherungs-Und
      Rentenanstalt .................      8,256     6,492,497
    Union Bank of Switzerland........      1,533     2,219,805
    Zurich
      Versicherungs-Gesellschaft ....      3,427     1,635,317
                                                    ----------
                                                    19,229,916
                                                    ----------
UNITED KINGDOM -- 20.0%
    Amvescap PLC ....................     29,237       251,599
    Barclays PLC ....................     23,891       636,045
    British Petroleum Co. PLC .......     67,365       886,746
    Capita Group PLC ................    254,217     1,543,498
    Compass Group PLC ...............     67,929       831,578
    Compass Group PLC 144A ..........      9,626       118,632
    Electrocomponents PLC ...........    318,758     2,370,689
    Energis PLC .....................    169,380       707,898
    Freepages Group PLC* ............    202,634       109,194
    Hays PLC ........................     79,014     1,055,687
    Imperial Chemical Industries
      PLC ...........................     69,994     1,095,258
    JBA Holdings PLC ................     77,893     1,318,189
    Lloyds TSB Group PLC ............    380,572     4,928,180
    Logica PLC ......................    114,457     2,179,909
    Misys PLC .......................     16,581       499,272

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  ------------
    National Westminster Bank PLC ...     27,398  $    456,220
    Newsquest PLC 144A* .............    566,132     2,482,504
    Pilkington PLC ..................    295,677       622,734
    Powerscreen International PLC ...    637,517     6,372,548
    Premier Farnell PLC .............    110,312       799,546
    Rentokil Initial PLC ............  1,395,324     6,084,095
    Royal & Sun Alliance Insurance
      Group PLC .....................    139,446     1,406,506
    Select Appointments Holdings
      PLC ...........................    142,950     2,608,838
    SEMA Group PLC ..................     56,654     1,381,975
    Siebe PLC .......................    330,589     6,500,269
    Smithkline Beecham PLC [ADR] ....      1,000        51,438
    Stagecoach Holdings PLC .........     35,434       489,167
    TI Group PLC ....................      7,571        58,052
    Tomkins PLC .....................    144,103       689,987
    Victrex PLC .....................     27,849       105,851
    Virgin Express Holdings PLC
      [ADR]* ........................     31,100       629,775
    Wetherspoon, (J.D.) PLC .........      2,490        13,725
    Williams PLC ....................    323,330     1,798,199
                                                    ----------
                                                    51,083,803
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $210,319,143)................              224,693,417
                                                    ----------
COMMON STOCK -- 3.6%
CHEMICALS -- 0.1%
    Monsanto Co. ....................      3,250       136,500
    Solutia, Inc. ...................        650        17,347
                                                    ----------
                                                       153,847
                                                    ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Texas Instruments, Inc. .........     53,700     2,416,500
                                                    ----------
FINANCIAL SERVICES -- 0.1%
    Romanian Investment Fund** ......        163       150,775
                                                    ----------
OIL & GAS -- 1.7%
    Schlumberger Ltd. ...............     52,125     4,196,063
    Transocean Offshore, Inc. .......      7,200       346,950
                                                    ----------
                                                     4,543,013
                                                    ----------
                                        SHARES       VALUE
                                      ----------  ------------
PHARMACEUTICALS -- 0.1%
    Bristol-Meyers Squibb Co. .......      2,600  $    246,025
                                                    ----------
TELECOMMUNICATIONS -- 0.7%
    Northern Telecom Ltd. ...........     19,250     1,713,250
                                                    ----------
TOTAL COMMON STOCK
  (COST $9,602,095)..................                9,223,410
                                                    ----------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                              MATURITY    (000)
                              --------  ---------
FOREIGN BONDS -- 0.2%
JAPAN
    STB Cayman Capital Ltd.
      144A
      0.50%
      (COST $650,421)........ 10/01/07     75,000       428,430
                                                  -------------

                                           PAR
                                          (000)
                                        ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
    Federal Mortgage Corp.
      Disc. Notes
      5.70%
      (COST $9,998,417)...... 01/02/98  $  10,000     9,998,417
                                                  -------------
COMMERCIAL PAPER -- 4.3%
    General Electric Capital
      Services, Inc.
      6.70%
      (COST $11,097,936)..... 01/02/98     11,100    11,097,936
                                                  -------------
TOTAL INVESTMENTS -- 99.9%
  (COST $241,668,012)..................             255,441,610
OTHER ASSETS LESS
  LIABILITIES -- 0.1%..................                 263,514
                                                  -------------
NET ASSETS -- 100.0%...................           $ 255,705,124
                                                  =============

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                            UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE            FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
2/98           Buy      CHF       4,000,000      $ 2,889,088     $ 2,759,725      $   (129,363)
2/98           Buy      DEM       6,575,000        3,824,600       3,665,234          (159,366)
1/98           Buy      FRF      14,257,261        2,484,753       2,372,025          (112,728)
2/98           Buy      FRF      10,000,000        1,746,533       1,667,303           (79,230)
4/98           Buy      FRF       6,000,000        1,051,814       1,004,386           (47,428)
2/98           Buy      GBP       4,500,000        7,486,830       7,381,163          (105,667)
1/98           Buy      JPY     125,861,393          967,554         968,717             1,163
3/98           Buy      JPY     320,000,000        2,683,524       2,488,942          (194,582)
1/98           Buy      NLG         625,000          322,639         308,436           (14,203)
2/98           Buy      NLG       7,950,000        4,056,605       3,930,596          (126,009)
4/98           Buy      NLG       3,250,000        1,666,667       1,611,935           (54,732)
1/98           Buy      SEK       2,022,304          259,117         254,897            (4,220)
                                                 -----------     -----------      ============
                                                 $29,439,724     $28,413,359      $ (1,026,365)
                                                 ===========     ===========      ============

                                                     IN                            UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE        CONTRACTS       APPRECIATION
  MONTH        TYPE               DELIVER            FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------
1/98           Sell     CHF       1,009,714      $   695,498     $   692,918       $    2,580
2/98           Sell     CHF       6,990,000        4,884,062       4,822,949           61,113
1/98           Sell     DEM       1,333,698          751,167         741,903            9,264
2/98           Sell     DEM       7,392,500        4,098,846       4,121,185          (22,339)
3/98           Sell     DEM       1,675,000          976,107         934,559           41,548
1/98           Sell     FRF      16,100,059        2,678,522       2,679,209             (687)
2/98           Sell     FRF      18,750,000        3,151,715       3,127,374           24,341
3/98           Sell     FRF       1,500,000          257,909         250,698            7,211
4/98           Sell     FRF      11,000,000        1,880,760       1,841,374           39,386
1/98           Sell     GBP           9,284           15,474          15,274              200
2/98           Sell     GBP      10,935,000       17,657,003      17,933,164         (276,161)
1/98           Sell     JPY      20,000,000          176,991         154,024           22,967
2/98           Sell     JPY     255,000,000        2,149,643       1,975,673          173,970
3/98           Sell     JPY     726,200,000        6,269,486       5,648,343          621,143
4/98           Sell     JPY     653,000,000        5,130,981       5,106,563           24,418
1/98           Sell     NLG         625,000          313,362         308,436            4,926
2/98           Sell     NLG       9,975,000        4,939,231       4,932,040            7,191
4/98           Sell     NLG       6,500,000        3,311,427       3,223,871           87,556
1/98           Sell     SEK       2,213,557          283,689         279,004            4,685
2/98           Sell     SEK      13,000,000        1,723,224       1,639,865           83,359
10/98          Sell     ZAR       1,750,000          346,741         359,612          (12,871)
                                                 -----------     -----------       ----------
                                                 $61,691,838     $60,788,038       $  903,800
                                                 ===========     ===========       ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

 * Non-income producing securities.

** Closed-end funds.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 4.5% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 93.2%
AEROSPACE -- 2.8%
    Boeing Co. ........................  26,825  $  1,312,748
    General Motors Corp. Cl-H .........  15,420       569,577
    Northrop Grumman Corp. ............   8,170       939,550
    Raytheon Co. Cl-A .................   9,050       446,294
                                                   ----------
                                                    3,268,169
                                                   ----------
AIRLINES -- 0.9%
    Delta Air Lines, Inc. .............   8,673     1,032,087
                                                   ----------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Chrysler Corp. ....................  16,070       565,463
                                                   ----------
AUTOMOTIVE PARTS -- 4.0%
    Dana Corp. ........................  27,836     1,322,210
    Eaton Corp. .......................   9,343       833,863
    Goodyear Tire & Rubber Co. ........  23,845     1,517,138
    TRW, Inc. .........................  18,483       986,530
                                                   ----------
                                                    4,659,741
                                                   ----------
BEVERAGES -- 0.9%
    PepsiCo, Inc. .....................  30,245     1,102,052
                                                   ----------
BUILDING MATERIALS -- 1.5%
    Lowe's Companies, Inc. ............  23,594     1,125,139
    Masco Corp. .......................  13,524       688,033
                                                   ----------
                                                    1,813,172
                                                   ----------
CHEMICALS -- 2.5%
    Dupont, (E.I.) de Nemours & Co. ...  17,143     1,029,651
    Eastman Chemical Co. ..............  16,638       991,001
    Witco Corp. .......................  21,810       890,121
                                                   ----------
                                                    2,910,773
                                                   ----------
COMPUTER HARDWARE -- 3.7%
    Hewlett-Packard Co. ...............  30,856     1,928,500
    International Business Machines
      Corp. ...........................  18,665     1,951,659
    Seagate Technology, Inc.* .........  25,445       489,816
                                                   ----------
                                                    4,369,975
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 2.0%
    Computer Associates International,
      Inc. ............................  31,710     1,676,666
    NCR Corp.* ........................  24,130       671,116
                                                   ----------
                                                    2,347,782
                                                   ----------
CONGLOMERATES -- 3.3%
    Minnesota Mining & Manufacturing
      Co. .............................  12,503     1,026,027
    Philip Morris Companies, Inc. .....  33,954     1,538,541
    Tenneco, Inc. .....................  33,680     1,330,360
                                                   ----------
                                                    3,894,928
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 3.4%
    Clorox Co. ........................   9,090       718,678
    Colgate-Palmolive Co. .............   1,500       110,250
    Eastman Kodak Co. .................  22,635     1,376,491
    RJR Nabisco Holdings Corp. ........  23,480       880,500
    Whitman Corp. .....................  33,450       871,791
                                                   ----------
                                                    3,957,710
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
CONTAINERS & PACKAGING -- 1.7%
    Owens-Illinois, Inc.* .............  44,105  $  1,673,233
    Temple-Inland, Inc. ...............   6,678       349,343
                                                   ----------
                                                    2,022,576
                                                   ----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 3.2%
    Emerson Electric Co. ..............  19,810     1,118,027
    Polaroid Corp. ....................  24,924     1,213,487
    Texas Instruments, Inc. ...........  31,620     1,422,900
                                                   ----------
                                                    3,754,414
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.9%
    Browning-Ferris Industries,
      Inc. ............................  29,195     1,080,215
                                                   ----------
FINANCIAL-BANK & TRUST -- 10.5%
    Banc One Corp. ....................  19,021     1,033,078
    BankBoston Corp. ..................   6,550       615,291
    Bankers Trust New York Corp. ......  10,280     1,155,858
    Crestar Financial Corp. ...........     700        39,900
    First Chicago NBD Corp. ...........  11,685       975,698
    First Tennessee National Corp. ....   5,451       363,854
    Mercantile Bancorporation, Inc. ...   9,777       601,286
    Morgan, (J.P.) & Co., Inc. ........  10,238     1,155,614
    National City Corp. ...............   8,670       570,053
    PNC Bank Corp. ....................  44,725     2,552,120
    Regions Financial Corp. ...........  11,836       499,331
    Summit Bancorp ....................  11,100       591,075
    Suntrust Banks, Inc. ..............   6,740       481,068
    Union Planters Corp. ..............  10,521       714,770
    Wells Fargo & Co. .................   2,860       970,791
                                                   ----------
                                                   12,319,787
                                                   ----------
FINANCIAL SERVICES -- 1.3%
    Ahmanson, (H.F.) & Co. ............   4,383       293,387
    Beneficial Corp. ..................   7,979       663,254
    Washington Mutual, Inc. ...........   8,260       527,091
                                                   ----------
                                                    1,483,732
                                                   ----------
FOOD -- 4.9%
    General Mills, Inc. ...............  21,731     1,556,483
    Heinz, (H.J.) Co. .................  22,705     1,153,698
    Quaker Oats Co. ...................  23,905     1,260,989
    Ralston Purina Group ..............   7,850       729,559
    Sara Lee Corp. ....................  18,768     1,056,873
                                                   ----------
                                                    5,757,602
                                                   ----------
HOTELS & MOTELS -- 0.7%
    ITT Corp.* ........................  10,700       886,763
                                                   ----------
INSURANCE -- 3.2%
    American General Corp. ............  23,360     1,262,900
    AON Corp. .........................  20,519     1,202,926
    CIGNA Corp. .......................   5,962     1,031,799
    USF&G Corp. .......................  11,859       261,639
                                                   ----------
                                                    3,759,264
                                                   ----------
MACHINERY & EQUIPMENT -- 2.3%
    Caterpillar, Inc. .................  18,875       916,617
    Cooper Industries, Inc. ...........  20,190       989,310
    Deere & Co. .......................  13,380       780,221
                                                   ----------
                                                    2,686,148
                                                   ----------

AST PUTNAM VALUE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    Baxter International, Inc. ........  30,957  $  1,561,394
    Johnson & Johnson Co. .............  20,725     1,365,259
                                                   ----------
                                                    2,926,653
                                                   ----------
OFFICE EQUIPMENT -- 3.1%
    Pitney Bowes, Inc. ................  12,975     1,166,939
    Xerox Corp. .......................  34,082     2,515,678
                                                   ----------
                                                    3,682,617
                                                   ----------
OIL & GAS -- 10.1%
    Amoco Corp. .......................  14,863     1,265,213
    Atlantic Richfield Co. ............  14,721     1,179,520
    British Petroleum Co. PLC [ADR] ...  12,971     1,033,627
    Coastal Corp. .....................  14,816       917,666
    Enron Corp. .......................   8,900       369,906
    Exxon Corp. .......................  17,691     1,082,468
    Kerr-McGee Corp. ..................   9,595       607,483
    Mobil Corp. .......................  15,424     1,113,420
    Occidental Petroleum Corp. ........  32,273       946,002
    Societe Nationale Elf Aquitaine SA
      [ADR] ...........................  28,175     1,651,759
    Tosco Corp. .......................  31,125     1,176,914
    YPF Sociedad Anonima [ADR] ........  15,600       533,325
                                                   ----------
                                                   11,877,303
                                                   ----------
PAPER & FOREST PRODUCTS -- 2.8%
    Boise Cascade Corp. ...............  28,885       873,771
    Kimberly-Clark Corp. ..............  35,282     1,739,844
    Willamette Industries, Inc. .......  22,385       720,517
                                                   ----------
                                                    3,334,132
                                                   ----------
PHARMACEUTICALS -- 7.0%
    American Home Products Corp. ......  20,839     1,594,184
    Bristol-Meyers Squibb Co. .........  18,320     1,733,530
    Glaxo Wellcome PLC [ADR] ..........  12,360       591,735
    Merck & Co., Inc. .................  19,045     2,023,531
    Pharmacia & Upjohn, Inc. ..........  63,157     2,313,125
                                                   ----------
                                                    8,256,105
                                                   ----------
PRINTING & PUBLISHING -- 1.1%
    McGraw-Hill Co., Inc. .............  12,415       918,710
    Times Mirror Co. Cl-A .............   6,200       381,300
                                                   ----------
                                                    1,300,010
                                                   ----------
RAILROADS -- 1.7%
    Canadian National Railway Co. .....  12,408       586,278
    Norfolk Southern Corp. ............     332        10,230
    Union Pacific Corp. ...............  22,015     1,374,562
                                                   ----------
                                                    1,971,070
                                                   ----------
RETAIL & MERCHANDISING -- 2.0%
    Kmart Corp.* ......................  86,000       994,375
    Penney, (J.C.) Co., Inc. ..........     600        36,188
    Toys 'R' Us, Inc.* ................  41,375     1,300,727
                                                   ----------
                                                    2,331,290
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
SEMICONDUCTORS -- 1.5%
    Intel Corp. .......................  24,398  $  1,713,197
                                                   ----------
TELECOMMUNICATIONS -- 7.0%
    AT&T Corp. ........................  17,989     1,101,826
    Bell Atlantic Corp. ...............  14,185     1,290,835
    BellSouth Corp. ...................  24,534     1,381,571
    SBC Communications, Inc. ..........  18,937     1,387,135
    Sprint Corp. ......................  31,246     1,831,797
    U.S. West Communications Group ....  26,186     1,181,643
                                                   ----------
                                                    8,174,807
                                                   ----------
TRANSPORTATION -- 0.2%
    Ryder Systems, Inc. ...............   5,606       183,597
                                                   ----------
TOTAL COMMON STOCK
  (COST $103,780,576)..................           109,423,134
                                                   ----------

                                            PAR
                                 MATURITY  (000)
                                 --------- ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Mtge. Corp.
      5.72%.....................  01/14/98 $2,000     1,995,869
      5.71%.....................  01/20/98  1,000       996,986
                                                   ------------
      (COST $2,992,855).........                      2,992,855
                                                   ------------
REPURCHASE AGREEMENTS -- 3.5%
    UBS Securities Funding,
      Inc. 6.45%, dated
      12/31/97,
      repurchase price
      $4,081,462
      (Collateralized by U.S.
      Treasury Notes, par
      value $3,052,000,
      market value
      $4,168,364 due
      02/15/19)
      (COST $4,080,000).........  01/02/98  4,080     4,080,000
                                                   ------------

                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund .....    173           173
    Temporary Investment Fund ..........    172           172
                                                 ------------
    (COST $345).........................                  345
                                                 ------------
TOTAL INVESTMENTS -- 99.2%
  (COST $110,853,776)...................          116,496,334
OTHER ASSETS LESS LIABILITIES -- 0.8%...              941,982
                                                 ------------
NET ASSETS -- 100.0%....................         $117,438,316
                                                  ===========

--------------------------------------------------------------------------------
* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  -----------
COMMON STOCK -- 56.2%
ADVERTISING -- 2.5%
    Outdoor Systems, Inc.* .............. 18,800  $   721,450
                                                   ----------
AIRLINES -- 1.2%
    Alaska Air Group, Inc.* .............  3,900      151,125
    AMR Corp.* ..........................  1,500      192,750
                                                   ----------
                                                      343,875
                                                   ----------
BEVERAGES -- 1.8%
    Coca-Cola Co. .......................  7,800      519,675
                                                   ----------
BROADCASTING -- 2.4%
    Clear Channel Communications,
      Inc.* .............................  8,700      691,106
                                                   ----------
COMPUTER HARDWARE -- 1.6%
    Hewlett-Packard Co. .................    900       56,250
    International Business Machines
      Corp. .............................  3,800      397,337
                                                   ----------
                                                      453,587
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 4.5%
    America Online, Inc.* ...............  2,700      240,806
    BMC Software, Inc.* .................  3,600      236,250
    Cisco Systems, Inc.* ................  6,700      373,525
    Compuware Corp.* .................... 10,200      326,400
    Sun Microsystems, Inc.* .............  3,200      127,600
                                                   ----------
                                                    1,304,581
                                                   ----------
CONGLOMERATES -- 3.3%
    Tyco International Ltd. ............. 21,200      955,325
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 5.7%
    Gillette Co. ........................  4,800      482,100
    Procter & Gamble Co. ................  9,600      766,200
    Sunbeam Oster Corp. .................  6,600      278,025
    U.S. Industries, Inc. ...............  3,850      115,981
                                                   ----------
                                                    1,642,306
                                                   ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    General Electric Co. ................ 13,600      997,900
    SCI Systems, Inc.* ..................  1,400       60,987
                                                   ----------
                                                    1,058,887
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.6%
    Viacom, Inc. Cl-B* ..................  4,300      178,181
                                                   ----------
ENVIRONMENTAL SERVICES -- 0.5%
    USA Waste Services, Inc.* ...........  3,400      133,450
                                                   ----------
FINANCIAL-BANK & TRUST -- 2.3%
    BankAmerica Corp. ...................  4,300      313,900
    Charter One Financial, Inc. .........  3,120      196,950
    Citicorp ............................  1,200      151,725
                                                   ----------
                                                      662,575
                                                   ----------
FINANCIAL SERVICES -- 4.5%
    American Express Co. ................  2,300      205,275
    CIT Group, Inc. Cl-A* ...............  7,300      235,425
    Fannie Mae ..........................  2,600      148,362
    Morgan Stanley, Dean Witter, Discover
      & Co. .............................  2,400      141,900
    SunAmerica, Inc. .................... 13,300      568,575
                                                   ----------
                                                    1,299,537
                                                   ----------
                                          SHARES     VALUE
                                          ------  -----------
INSURANCE -- 2.6%
    American International Group,
      Inc. ..............................  1,600  $   174,000
    Conseco, Inc. .......................  4,800      218,100
    Travelers Group, Inc. ...............  6,900      371,737
                                                   ----------
                                                      763,837
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.3%
    Guidant Corp. .......................  3,200      199,200
    Medtronic, Inc. .....................  3,300      172,631
                                                   ----------
                                                      371,831
                                                   ----------
OIL & GAS -- 2.6%
    Diamond Offshore Drilling, Inc. .....  1,500       72,188
    Falcon Drilling Co., Inc.* ..........  4,200      147,263
    Input-Output, Inc.* ................. 17,600      522,500
                                                   ----------
                                                      741,951
                                                   ----------
PHARMACEUTICALS -- 9.2%
    Bristol-Meyers Squibb Co. ...........  6,300      596,138
    Cardinal Health, Inc. ...............  2,600      195,325
    Lilly, (Eli) & Co. .................. 10,900      758,913
    Merck & Co., Inc. ...................  1,000      106,250
    Pfizer, Inc. ........................  7,200      536,850
    Warner-Lambert Co. ..................  3,800      471,200
                                                   ----------
                                                    2,664,676
                                                   ----------
PRINTING & PUBLISHING -- 1.8%
    McGraw-Hill Co., Inc. ...............  7,200      532,800
                                                   ----------
RETAIL & MERCHANDISING -- 0.5%
    Pier 1 Imports, Inc. ................  6,400      144,800
                                                   ----------
TELECOMMUNICATIONS -- 3.7%
    Ameritech Corp. .....................    600       48,300
    Bell Atlantic Corp. .................  2,300      209,300
    Jacor Communications, Inc.* .........  3,200      170,000
    Tele-Communications, Inc., Cl-A* ....  7,757      216,711
    WorldCom, Inc.* ..................... 14,500      438,625
                                                   ----------
                                                    1,082,936
                                                   ----------
TOTAL COMMON STOCK
  (COST $14,634,581).....................          16,267,366
                                                   ----------

                                           PAR
                              MATURITY    (000)
                              ---------   ------
CORPORATE OBLIGATIONS -- 4.1%
AEROSPACE -- 0.7%
    Lockheed Martin Corp.
      Notes
      7.25%..................  05/15/06   $  200       211,750
                                                   -----------
FINANCIAL-BANK & TRUST -- 1.0%
    BankAmerica Mfg. Housing
      Contract Cl-A5
      6.39%..................  12/10/12      100       100,626
    CIT RV Trust Cl-A
      6.35%..................  04/15/11      100       100,588
    First Bank System Sub.
      Notes
      7.625%.................  05/01/05      100       106,750
                                                   -----------
                                                       307,964
                                                   -----------

TWENTIETH CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                              MATURITY    (000)       VALUE
                              ---------   ------   -----------
FINANCIAL SERVICES -- 0.4%
    General Motors Acceptance
      Corp. Notes
      7.125%.................  05/01/03   $  100   $   103,875
                                                   -----------
METALS & MINING -- 0.4%
    Barrick Gold Corp. Notes
      7.50%..................  05/01/07      100       105,875
                                                   -----------
OIL & GAS -- 0.5%
    Enron Corp. Notes
      6.625%.................  11/15/05      150       151,688
                                                   -----------
RETAIL & MERCHANDISING -- 0.7%
    Sears Roebuck Co. Notes
      6.25%..................  01/15/04      200       199,750
                                                   -----------
TELECOMMUNICATIONS -- 0.4%
    Worldcom, Inc. Notes
      7.55%..................  04/01/04      100       104,875
                                                   -----------
TOTAL CORPORATE OBLIGATIONS
  (COST $1,155,057)....................              1,185,777
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.0%
FEDERAL HOME LOAN BANK DISC. NOTES -- 9.4%
      4.75%...................  01/02/98    2,708     2,707,643
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.9%
      7.00%...................  02/20/07      150       153,732
      7.50%.......... 03/01/27- 07/01/27      675       690,897
                                                     ----------
                                                        844,629
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.7%
      7.00%...................  12/15/27      300       302,250
      8.00%...................  03/15/27      185       191,569
      8.75%.......... 01/15/27- 04/15/27      281       298,206
                                                     ----------
                                                        792,025
                                                     ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $4,316,450)..............................     4,344,297
                                                     ----------
U.S. TREASURY OBLIGATIONS -- 22.6%
    U.S. Treasury Notes
      5.75%..................  11/30/02      500       500,547
      6.25%..................  02/15/03    1,100     1,125,465
      6.25%..................  01/31/02      650       661,869
      6.25%..................  08/31/02    1,000     1,020,920
      5.875%.................  09/30/02    1,000     1,005,840
      6.625%.................  05/15/07    2,100     2,223,690
                                                   -----------
      (COST $6,402,015)................              6,538,331
                                                   -----------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                             MATURITY     (000)       VALUE
                             ---------   --------   ----------
FOREIGN BONDS -- 6.6%
AUSTRALIA -- 0.5%
    Queensland Treasury
      Corp.
      8.00%.................  08/14/01        200   $  139,693
                                                    ----------
CANADA -- 0.3%
    Canadian Government
      6.50%.................  06/01/04        100       73,555
                                                    ----------
FRANCE -- 0.9%
    French O.A.T.
      6.75%.................  10/25/03      1,500      272,255
                                                    ----------
GERMANY -- 1.6%
    Deutscheland Republic
      6.00%.................  09/15/03        800      468,866
                                                    ----------
ITALY -- 0.7%
    Italian Government
      6.75%.................  02/01/07    350,000      214,308
                                                    ----------
JAPAN -- 1.5%
    Japanese Government
      4.10%.................  12/22/03     50,000      441,890
                                                    ----------
SPAIN -- 0.3%
    Spanish Government
      10.50%................  10/30/03     10,000       82,370
                                                    ----------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      8.00%.................  06/10/03        125      219,818
                                                    ----------
TOTAL FOREIGN BONDS
  (COST $1,909,249).........                         1,912,755
                                                    ----------

                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund .....     719          719
    Temporary Investment Fund ..........     718          718
                                                   ----------
    (COST $1,437).......................                1,437
                                                   ----------
TOTAL INVESTMENTS -- 104.5%
  (COST $28,418,789)....................           30,249,963
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (4.5%)................................           (1,302,849)
                                                   ----------
NET ASSETS -- 100.0%....................          $28,947,114
                                                   ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
FOREIGN STOCK -- 91.9%
ARGENTINA -- 0.2%
    YPF Sociedad Anonima [ADR] ........     2,300  $    78,631
                                                    ----------
AUSTRALIA -- 0.8%
    Woodside Petroleum Ltd. ...........    36,400      256,619
                                                    ----------
AUSTRIA -- 0.6%
    VA Technologie AG .................     1,360      206,190
                                                    ----------
BRAZIL -- 1.6%
    Centrais Eletricas Brasileiras SA-
      Electrobras ..................... 2,372,000      117,960
    Petroleo Brasileiro
      SA-Petrobras ....................   478,900      111,999
    Telebras SA [ADR] .................     2,500      291,094
                                                    ----------
                                                       521,053
                                                    ----------
CANADA -- 4.2%
    Geac Computer Corp. Ltd. ..........    11,400      375,215
    Investors Group, Inc. .............     9,100      287,431
    Newbridge Networks Corp. ..........     3,800      132,525
    Newcourt Credit Group, Inc.
      144A ............................     9,320      311,639
    Newcourt Credit Group, Inc.
      Rights* .........................     2,150       71,065
    Northern Telecom Ltd. .............     1,100       97,738
    QLT Phototherapeutics, Inc. .......     3,900       43,605
    Talisman Energy, Inc. .............     2,200       67,260
                                                    ----------
                                                     1,386,478
                                                    ----------
DENMARK -- 2.1%
    Novo Nordisk A/S Cl-B .............     4,811      688,569
                                                    ----------
FINLAND -- 2.0%
    Merita Ltd. C1-A...................    40,900      223,822
    Raision Tehtaat Oy ................     1,000      118,814
    Sampo Insurance Co. Ltd. ..........    10,200      331,541
                                                    ----------
                                                       674,177
                                                    ----------
FRANCE -- 10.3%
    Accor SA ..........................     2,473      459,999
    Alcatel Alsthom ...................     1,169      148,655
    AXA SA ............................     8,407      650,803
    Cap Gemini SA .....................     4,330      355,204
    Compagnie Francaise d'Etudes et de
      Construction Technip ............     2,200      232,219
    Dassault Systemes SA [ADR]* .......     5,200      160,550
    France Telecom SA [ADR] ...........     3,800      136,800
    Groupe Danone .....................     2,000      357,389
    Pinault-Printemps Redoute SA ......       600      320,253
    Rhone-Poulenc .....................     4,900      219,593
    Societe Generale ..................     1,900      258,982
    Societe Nationale Elf Aquitaine
      SA ..............................     1,000      116,359
                                                    ----------
                                                     3,416,806
                                                    ----------
GERMANY -- 8.8%
    Bayerische Hypotheken-und Wechsel-
      Bank AG .........................     5,300      257,183
    Bayerische Vereinsbank AG .........     3,800      245,156
    Berliner Kraft-Und Licht (Bewag)-
      Aktiengesellschaft ..............     2,000       59,287
    Deutsche Bank AG ..................     4,100      286,857
    Deutsche Pfandbrief &
      Hypothekenbank AG ...............     6,200      367,233

                                         SHARES       VALUE
                                        ---------  -----------
    Henkel KGAA .......................     3,400  $   189,095
    Henkel KGAA Pfd. ..................     2,000      123,245
    Mannesmann AG .....................       950      477,103
    SAP AG Pfd. .......................       500      162,455
    Veba AG ...........................     8,000      545,038
    Wella Aktiengesellschaft AG
      Pfd. ............................       260      190,874
                                                    ----------
                                                     2,903,526
                                                    ----------
HONG KONG -- 0.3%
    HSBC Holdings PLC .................     3,000       73,952
    Shanghai Industrial Holdings Ltd.
      144A ............................    12,000       44,603
                                                    ----------
                                                       118,555
                                                    ----------
HUNGARY -- 0.5%
    Magyar Tavkozlesi Rt. [ADR]........     6,000      156,000
                                                    ----------
IRELAND -- 1.1%
    Bank of Ireland ...................    10,000      153,517
    CBT Group PLC [ADR] ...............     2,700      221,737
                                                    ----------
                                                       375,254
                                                    ----------
ISRAEL -- 0.4%
    Check Point Software Technologies
      Ltd. ............................     3,400      138,550
                                                    ----------
ITALY -- 4.3%
    Banca Popolare di Bergamo Credito
      Varesino SPA ....................     6,900      120,594
    Banco Ambrosiano Veneto SPA .......    32,800      125,598
    Banco Ambrosiano Veneto SPA
      Rights* .........................    20,000       85,125
    Banco Ambrosiano Veneto SPA
      Rights* .........................    20,000       12,670
    Credito Italiano SPA ..............   180,200      555,992
    Mondadori, (Arnoldo) Editore
      SPA .............................    22,800      179,254
    Telecom Italia SPA ................    55,000      351,528
                                                    ----------
                                                     1,430,761
                                                    ----------
JAPAN -- 7.4%
    Canon, Inc. .......................     9,000      210,427
    Circle K Japan Co. Ltd. ...........     2,000       96,138
    Keyence Corp. .....................     2,200      326,562
    Minebea Co. Ltd. ..................    28,000      301,490
    Nintendo Co. Ltd. .................       800       78,756
    NTT Data Corp. ....................         3      162,204
    Promise Co. Ltd. ..................     1,600       89,093
    Rohm Co. ..........................     1,000      102,291
    Shiseido Co. Ltd. .................    22,000      301,182
    Sony Corp. ........................     5,300      472,846
    Takeda Chemical Industries ........    11,000      314,718
                                                    ----------
                                                     2,455,707
                                                    ----------
MEXICO -- 1.4%
    Desc SA de C.V. [ADR] .............     1,900       71,250
    Grupo Financiero Banamex SA
      Cl-B ............................    35,100      104,928
    Grupo Televisia SA [GDR]* .........     3,000      116,063
    Panamerican Beverages, Inc.
      Cl-A ............................     5,000      163,125
                                                    ----------
                                                       455,366
                                                    ----------

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                        ---------  -----------
NETHERLANDS -- 9.5%
    Assurantieconcern Stad Rotterdam
      NV ..............................     5,100  $   277,487
    Getronics NV ......................     6,300      200,757
    ING Groep NV ......................    16,500      695,086
    KLM Royal Dutch Airlines NV .......     5,200      192,381
    Koninklijke Ahold NV ..............    17,948      468,348
    Randstad Holdings NV ..............     5,750      216,416
    Stork NV ..........................     1,700       58,701
    Unilever NV PLC [ADR] .............     7,000      437,063
    Verenigde Nederlandse
      Uitgeversbedrijven Verenigd
      Bezit ...........................    20,800      586,889
                                                    ----------
                                                     3,133,128
                                                    ----------
NORWAY -- 0.8%
    Petroleum Geo-Services ASA ........     1,500       94,612
    Storebrand ASA ....................    23,000      162,231
                                                    ----------
                                                       256,843
                                                    ----------
PORTUGAL -- 1.2%
    Banco Espirito Santo e Comercial de
      Lisboa SA .......................     6,400      190,666
    Portugal Telecom SA ...............     4,400      204,390
                                                    ----------
                                                       395,056
                                                    ----------
RUSSIA -- 0.3%
    Unified Energy Systems [GDR] ......     3,000       83,250
                                                    ----------
SOUTH AFRICA -- 0.6%
    ABSA Group Ltd. ...................    11,800       67,895
    Liberty Life Association of Africa
      Ltd. ............................     4,605      118,287
                                                    ----------
                                                       186,182
                                                    ----------
SPAIN -- 1.5%
    Banco Popular Espanol SA ..........     3,500      244,562
    Telefonica de Espana SA ...........     9,000      256,864
                                                    ----------
                                                       501,426
                                                    ----------
SWEDEN -- 1.3%
    Hennes & Mauritz AB Cl-B ..........     4,200      185,270
    Skandinaviska Enskilda Banken .....    18,900      239,395
                                                    ----------
                                                       424,665
                                                    ----------
SWITZERLAND -- 12.5%
    ABB AG ............................       100      125,810
    Credit Suisse Group ...............     2,750      426,108
    Julius Baer Holdings AG Cl-B ......       300      557,403
    Nestle SA .........................       340      510,274
    Novartis AG .......................       700    1,137,431
    Roche Holding AG ..................        80      795,585
    Union Bank of Switzerland .........       400      579,205
                                                    ----------
                                                     4,131,816
                                                    ----------
UNITED KINGDOM -- 18.2%
    Amvescap PLC ......................    33,500      288,285
    British Aerospace PLC .............    16,500      471,041
    British-Borneo Petroleum Syndicate
      PLC .............................    23,263      161,913
    Cable & Wireless PLC ..............    38,600      339,794
    COLT Telecom Group PLC ............       833        8,450
    Compass Group PLC .................    16,600      203,215
                                         SHARES       VALUE
                                        ---------  -----------
    Flextech PLC 144A* ................     3,600  $    31,217
    General Electric Co. PLC ..........    58,600      380,382
    Glaxo Wellcome PLC [ADR] ..........     8,000      383,000
    Hays PLC ..........................    22,300      297,945
    Ladbroke Group PLC ................    49,100      213,285
    Lloyds TSB Group PLC ..............    39,700      514,091
    Misys PLC .........................    21,600      650,399
    Next PLC ..........................    26,100      297,181
    Pearson PLC .......................    37,800      491,975
    Railtrack Group PLC ...............    13,200      210,027
    Siebe PLC .........................    11,600      228,087
    Standard Chartered Bank PLC .......    22,200      237,433
    Tesco PLC .........................    19,000      154,751
    Vodafone Group PLC ................    14,000      101,128
    Zeneca Group PLC ..................    10,000      351,625
                                                    ----------
                                                     6,015,224
                                                    ----------
TOTAL FOREIGN STOCK
  (COST $29,016,171)...................             30,389,832
                                                    ----------
COMMON STOCK -- 0.8%
OIL & GAS Transocean Offshore, Inc.
    (COST $273,021)....................     5,600      269,850
                                                    ----------

                                            PAR
                                 MATURITY  (000)
                                 --------- ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
    Federal Home Loan Bank
      Disc. Notes 4.75%
      (COST $3,412,550)........   01/02/98 $3,413    3,412,550
                                                   -----------
TOTAL INVESTMENTS -- 103.0%
  (COST $32,701,742)......................          34,072,232
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (3.0%)..................................            (947,710)
                                                   -----------
NET ASSETS -- 100.0%......................         $33,124,522
                                                   ===========

Foreign currency exchange contracts outstanding at December 31, 1997:

                                                     IN                          UNREALIZED
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS       APPRECIATION
  MONTH        TYPE               RECEIVE           FOR          AT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------
1/98           Buy      CHF         383,552      $ 263,433      $ 263,189         $   (244)
1/98           Buy      CAD         138,000         96,369         96,450               81
1/98           Buy      DEM         589,689        329,351        328,145           (1,206)
1/98           Buy      DKK         296,978         43,418         43,384              (34)
1/98           Buy      ESP      26,927,573        177,388        176,758             (630)
1/98           Buy      GBP          58,332         96,638         95,931             (707)
1/98           Buy      ITL     692,628,525        393,550        391,835           (1,715)
1/98           Buy      JPY      25,506,829        200,211        196,982           (3,229)
1/98           Buy      NLG         468,675        232,133        231,257             (876)
1/98           Buy      PTE      34,949,393        190,346        190,143             (203)
1/98           Buy      SEK         543,090         69,850         68,483           (1,367)
                                                ----------     ----------         --------
                                                $2,092,687     $2,082,557         $(10,130)
                                                ==========     ==========         ========

TWENTIETH CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                     IN
SETTLEMENT                      CONTRACTS TO      EXCHANGE      CONTRACTS        UNREALIZED
  MONTH        TYPE               DELIVER           FOR          AT VALUE       APPRECIATION
--------------------------------------------------------------------------------------------
1/98           Sell     CHF       1,085,057      $ 768,142      $ 746,868         $ 21,274
1/98           Sell     DEM         390,697        219,160        217,577            1,583
1/98           Sell     FRF       4,011,880        683,853        668,633           15,220
1/98           Sell     GBP         741,689      1,237,357      1,217,517           19,840
1/98           Sell     JPY     115,860,726        913,024        894,760           18,264
1/98           Sell     NLG       1,174,773        596,086        580,278           15,808
1/98           Sell     SEK       1,263,622        165,446        159,341            6,105
                                                ----------     ----------         --------
                                                $4,583,068     $4,484,974         $ 98,094
                                                ==========     ==========         ========

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
COMMON STOCK -- 93.4%
AIRLINES -- 1.4%
    Midwest Express Holdings, Inc.* ...  70,000  $  2,716,875
                                                   ----------
AUTOMOTIVE PARTS -- 1.6%
    Myers Industries, Inc. ............  80,000     1,365,000
    TBC Corp.* ........................ 200,000     1,912,500
                                                   ----------
                                                    3,277,500
                                                   ----------
BUILDING MATERIALS -- 8.3%
    Giant Cement Holding, Inc.* .......  60,000     1,387,500
    Gibraltar Steel Corp.* ............  90,000     1,777,500
    Holophane Corp.* ..................  90,000     2,227,500
    Juno Lighting, Inc. ............... 100,000     1,750,000
    Modine Manufacturing Co. ..........  90,000     3,071,250
    Republic Group, Inc. ..............  90,000     1,473,750
    Skyline Corp. .....................  51,800     1,424,500
    Synthetic Industries, Inc.* .......  60,000     1,485,000
    Thomas Industries, Inc. ........... 105,000     2,073,750
                                                   ----------
                                                   16,670,750
                                                   ----------
BUSINESS SERVICES -- 1.0%
    Grey Advertising, Inc. ............   6,000     1,968,000
                                                   ----------
CHEMICALS -- 2.7%
    Furon Co. ......................... 140,000     2,922,500
    Schulman, (A.), Inc. .............. 100,000     2,512,500
                                                   ----------
                                                    5,435,000
                                                   ----------
CLOTHING & APPAREL -- 1.0%
    Unitog Co. ........................  90,000     2,002,500
                                                   ----------
COMPUTER HARDWARE -- 1.4%
    Analogic Corp. ....................  75,000     2,850,000
                                                   ----------
COMPUTER SERVICES & SOFTWARE -- 1.2%
    Analysts International Corp. ......  67,500     2,328,750
                                                   ----------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    American Safety Razor Co.* ........  60,000     1,200,000
    Culp, Inc. ........................  70,000     1,400,000
                                                   ----------
                                                    2,600,000
                                                   ----------
CONTAINERS & PACKAGING -- 3.2%
    Aptargroup, Inc. ..................  33,600     1,864,800
    First Brands Corp. ................  80,000     2,155,000
    Shorewood Packaging* ..............  90,000     2,407,500
                                                   ----------
                                                    6,427,300
                                                   ----------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 7.9%
    Electro Rental Corp.* ............. 120,000     4,290,000
    Franklin Electric Co., Inc. .......  30,000     1,927,500
    Landauer, Inc. ....................  51,000     1,428,000
    Littelfuse, Inc.* ................. 100,000     2,487,500
    Nichols Research Corp.* ........... 120,000     3,000,000
    Pioneer-Standard Electronics,
      Inc. ............................  90,000     1,372,500
    Scotsman Industries, Inc. .........  50,000     1,221,875
                                                   ----------
                                                   15,727,375
                                                   ----------
ENTERTAINMENT & LEISURE -- 0.5%
    Carmike Cinemas, Inc.* ............  35,000     1,004,062
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
EQUIPMENT SERVICES -- 4.2%
    Cort Business Services Corp.* .....  48,900  $  1,946,831
    Rival Co. .........................  87,000     1,141,875
    Unifirst Corp. ....................  85,000     2,385,312
    VWR Scientific Products, Inc.* .... 100,000     2,825,000
                                                   ----------
                                                    8,299,018
                                                   ----------
FINANCIAL-BANK & TRUST -- 5.3%
    Commercial Federal Savings & Loan
      Corp. ...........................  30,000     1,066,875
    Community First Bankshares,
      Inc. ............................  50,000     2,662,500
    First Republic Bank* ..............  70,000     2,235,625
    Silicon Valley Bancshares* ........  50,000     2,812,500
    Sirrom Capital Corp. ..............  35,000     1,824,375
                                                   ----------
                                                   10,601,875
                                                   ----------
FINANCIAL SERVICES -- 5.0%
    Amresco, Inc.* ....................  80,000     2,420,000
    First Financial Fund, Inc. ........ 100,000     1,850,000
    McGrath Rentcorp .................. 100,000     2,450,000
    Medallion Financial Corp. ......... 100,000     2,200,000
    Quick & Reilly Group, Inc. ........  26,000     1,118,000
                                                   ----------
                                                   10,038,000
                                                   ----------
FOOD -- 0.7%
    Suiza Foods Corp.* ................  25,000     1,489,063
                                                   ----------
INSURANCE -- 6.2%
    FBL Financial Group, Inc. Cl-A ....  59,100     2,371,388
    Harleysville Group, Inc. ..........  46,000     1,104,000
    Markel Corp. ......................  10,000     1,561,250
    PXRE Corp. Cl-A ...................  50,000     1,659,375
    Poe & Brown, Inc. .................  71,700     3,199,613
    Presidential Life Corp. ...........  80,000     1,620,000
    Selective Insurance Group .........  30,000       810,000
                                                   ----------
                                                   12,325,626
                                                   ----------
LUMBER & WOOD PRODUCTS -- 0.8%
    Deltic Timber Corp. ...............  60,000     1,642,500
                                                   ----------
MACHINERY & EQUIPMENT -- 4.5%
    Alamo Group, Inc. .................  50,000     1,084,375
    Carbo Ceramics, Inc. ..............  70,000     2,240,000
    Smith, (A.O.) Corp. ...............  70,000     2,957,500
    Woodward Governor Co. .............  82,400     2,667,700
                                                   ----------
                                                    8,949,575
                                                   ----------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Lunar Corp.* ...................... 130,000     2,665,000
    Owens & Minor, Inc. ............... 110,000     1,595,000
                                                   ----------
                                                    4,260,000
                                                   ----------
METALS & MINING -- 3.9%
    Cambior, Inc. .....................  80,000       470,000
    Dayton Mining Corp.* .............. 140,000       271,250
    Golden Star Resources Ltd.* ....... 100,000       356,250
    Layne Christensen Co.* ............  80,000     1,040,000
    Material Sciences Corp.* .......... 110,000     1,340,625
    Penn Virginia Corp. ...............  70,000     2,065,000

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES      VALUE
                                        -------  ------------
    Prime Resources Group, Inc. .......  80,000  $    545,000
    TriMas Corp. ......................  50,000     1,718,750
                                                   ----------
                                                    7,806,875
                                                   ----------
OFFICE EQUIPMENT -- 2.1%
    Aaron Rents, Inc. Cl-A ............  35,000       612,500
    Aaron Rents, Inc. Cl-B ............  60,000     1,162,500
    IDEX Corp. ........................  70,000     2,441,250
                                                   ----------
                                                    4,216,250
                                                   ----------
OIL & GAS -- 4.3%
    Cross Timbers Oil Co. ............. 110,000     2,743,125
    Devon Energy Corp. ................  25,000       962,500
    Lone Star Technologies, Inc.* .....  90,000     2,553,750
    Rutherford-Moran Oil Corp.* ....... 130,000     2,323,750
                                                   ----------
                                                    8,583,125
                                                   ----------
PAPER & FOREST PRODUCTS -- 2.0%
    CSS Industries, Inc.* .............  60,000     1,912,500
    Wausau-Mosinee Paper Corp. ........ 100,000     2,012,500
                                                   ----------
                                                    3,925,000
                                                   ----------
PERSONAL SERVICES -- 1.1%
    Matthews International Corp.
      Cl-A ............................  50,000     2,200,000
                                                   ----------
REAL ESTATE -- 6.7%
    Allied Capital Commercial Corp.
      [REIT] ..........................  70,000     2,327,500
    Apartment Investment & Management
      Co. Cl-A [REIT] .................  55,000     2,021,250
    CCA Prison Realty Trust [REIT] ....  40,000     1,785,000
    Glenborough Realty Trust, Inc.
      [REIT] ..........................  30,000       888,750
    Innkeepers USA Trust [REIT] ....... 100,000     1,550,000
    National Health Investors, Inc.
      [REIT] ..........................  40,000     1,675,000
    Post Properties, Inc. [REIT] ......  24,600       999,375
    Sun Communities, Inc. [REIT] ......  60,000     2,156,250
                                                   ----------
                                                   13,403,125
                                                   ----------
RESTAURANTS -- 3.3%
    Consolidated Products, Inc.* ...... 137,500     2,251,563
    Ruby Tuesday, Inc.* ............... 110,000     2,832,500
    Sbarro, Inc. ......................  60,000     1,578,750
                                                   ----------
                                                    6,662,813
                                                   ----------
RETAIL & MERCHANDISING -- 5.4%
    Carson Pirie Scott & Co.* .........  33,000     1,654,125
    Casey's General Stores, Inc. ......  90,000     2,283,750
    Compucom Systems, Inc.* ........... 210,000     1,732,500
    Fabri-Centers of America, Inc.
      Cl-B* ........................... 110,000     2,275,625
    Hancock Fabrics, Inc. ............. 100,000     1,450,000
    Stein Mart, Inc.* .................  50,000     1,337,500
                                                   ----------
                                                   10,733,500
                                                   ----------
                                        SHARES      VALUE
                                        -------  ------------
TELECOMMUNICATIONS -- 2.4%
    Aliant Communications, Inc. ....... 100,000  $  3,137,500
    CommNet Cellular, Inc.* ...........  23,400       832,163
    Mosaix, Inc.* ..................... 100,000       881,250
                                                   ----------
                                                    4,850,913
                                                   ----------
TRANSPORTATION -- 0.7%
    Landstar Systems, Inc. ............  50,000     1,318,750
                                                   ----------
UTILITIES -- 1.2%
    United Water Resources, Inc. ...... 120,000     2,347,500
                                                   ----------
TOTAL COMMON STOCK
  (COST $169,727,606)..................           186,661,620
                                                   ----------
PREFERRED STOCK -- 0.2%
OIL & GAS
    Cross Timbers Oil Co. $1.5625 Cl-A
      [CVT]
      (COST $453,022)..................  13,000       485,875
                                                   ----------
FOREIGN STOCK -- 0.4%
METALS & MINING
    Prime Resources Group,
      Inc. -- (CAD)
    (COST $956,274).................... 120,000       796,635
                                                   ----------

                                           PAR
                                MATURITY  (000)
                                --------- ------
U.S. TREASURY OBLIGATIONS -- 5.1%
    U.S. Treasury Bills
      5.195%................... 01/22/98  $4,935     4,920,660
      5.20%.................... 01/22/98   5,222     5,206,826
                                                    ----------
      (COST $10,126,205).......                     10,127,486
                                                    ----------
COMMERCIAL PAPER -- 6.9%
    Corporate Asset Funding,
      Inc.
      6.25%.................... 01/02/98   7,803     7,801,645
    Hewlett-Packard Co., Inc.
      5.95%.................... 01/21/98   1,453     1,448,197
    Merck & Co., Inc.
      6.10%.................... 01/05/98   4,625     4,621,865
                                                    ----------
TOTAL COMMERCIAL PAPER
      (COST $13,871,707).......                     13,871,707
                                                    ----------

T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES     VALUE
                                          ------  ------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund
    (COST $474)..........................    474  $        474
                                                  ------------
TOTAL INVESTMENTS -- 106.0%
  (COST $195,135,288)....................          211,943,797
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (6.0%).................................          (12,048,277)
                                                  ------------
NET ASSETS -- 100.0%.....................         $199,895,520
                                                  ============

--------------------------------------------------------------------------------

Unless otherwise noted, all foreign stocks are common stock.

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------     ----------
COMMON STOCK -- 87.7%
AEROSPACE -- 3.0%
    Boeing Co. ........................  4,500     $  220,219
                                                   ----------
AIRLINES -- 3.3%
    Southwest Airlines Co. ............  3,850         94,806
    UAL Corp.* ........................  1,575        145,687
                                                   ----------
                                                      240,493
                                                   ----------
BEVERAGES -- 2.0%
    Coca-Cola Enterprises, Inc. .......  4,050        144,028
                                                   ----------
CHEMICALS -- 8.0%
    Cytec Industries, Inc.* ...........  4,725        221,780
    Dow Chemical Co. ..................  1,425        144,637
    Monsanto Co. ......................  5,125        215,250
                                                   ----------
                                                      581,667
                                                   ----------
COMPUTER HARDWARE -- 2.9%
    Dell Computer Corp.* ..............  2,525        212,100
                                                   ----------
ELECTRONICS COMPONENTS & EQUIPMENT -- 3.9%
    General Electric Co. ..............  3,900        286,162
                                                   ----------
ENTERTAINMENT & LEISURE -- 3.0%
    Time Warner, Inc. .................  3,500        217,000
                                                   ----------
FARMING & AGRICULTURE -- 8.4%
    Dekalb Genetics Corp. Cl-B ........  5,575        218,819
    Delta & Pine Land Co. .............  5,825        177,662
    Pioneer Hi-Bred International,
      Inc. ............................  2,000        214,500
                                                   ----------
                                                      610,981
                                                   ----------
FINANCIAL-BANK & TRUST -- 18.9%
    Affiliated Managers Group,
      Inc.* ...........................    425         12,325
    AmSouth Bancorp ...................  2,625        142,570
    Citicorp ..........................  1,700        214,944
    Fannie Mae ........................  2,550        145,509
    Mercantile Bancorporation, Inc. ...  2,375        146,062
    PFF Bancorp, Inc.* ................  7,275        144,591
    Star Banc Corp. ...................  2,425        139,134
    Wells Fargo & Co. .................    850        288,522
    Zions Bancorp .....................  3,200        145,200
                                                   ----------
                                                    1,378,857
                                                   ----------
FINANCIAL SERVICES -- 8.0%
    Ahmanson, (H.F.) & Co. ............  2,175        145,589
    Friedman, Billings, Ramsey Group,
      Inc. Cl-A* ......................  4,200         75,337
    Merrill Lynch & Co., Inc. .........  1,975        144,052
    SLM Holding Corp. .................  1,575        219,122
                                                   ----------
                                                      584,100
                                                   ----------
MACHINERY & EQUIPMENT -- 2.0%
    Caterpillar, Inc. .................  3,000        145,688
                                                   ----------

                                        SHARES       VALUE
                                        ------     ----------
METALS & MINING -- 1.0%
    Phelps Dodge Corp. ................  1,150     $   71,588
                                                   ----------
OIL & GAS -- 2.9%
    British Petroleum Co. PLC [ADR] ...  2,700        215,156
                                                   ----------
PHARMACEUTICALS -- 14.5%
    Lilly, (Eli) & Co. ................  4,125        287,203
    Pfizer, Inc. ......................  3,800        283,338
    Schering-Plough Corp. .............  2,275        141,334
    Warner-Lambert Co. ................  2,810        348,440
                                                   ----------
                                                    1,060,315
                                                   ----------
RETAIL & MERCHANDISING -- 2.0%
    Wal-Mart Stores, Inc. .............  3,650        143,947
                                                   ----------
TELECOMMUNICATIONS -- 3.9%
    Lucent Technologies, Inc. .........  1,800        143,775
    SBC Communications, Inc. ..........  1,950        142,838
                                                   ----------
                                                      286,613
                                                   ----------
TOTAL COMMON STOCK
  (COST $6,376,699)....................             6,398,914
                                                   ----------

                                         PAR
                            MATURITY    (000)
                            ---------   ------
COMMERCIAL PAPER -- 14.0%
    American Express Credit
      Corp.
      6.25%................  01/02/98   $  340         339,941
    Ford Motor Credit Co.
      5.75%................  01/02/98      340         339,946
    General Electric
      Capital Services,
      Inc.
      5.65%................  01/02/98      340         339,947
                                                   -----------
TOTAL COMMERCIAL PAPER
  (COST $1,019,834)..................                1,019,834
                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%
    Federal Mortgage Corp.
      Disc. Note
      5.75%
      (COST $449,928)......  01/02/98      450         449,928
                                                   -----------
U.S. TREASURY OBLIGATIONS -- 56.1%
    U.S. Treasury Bills
      4.35%
      (COST $4,099,505)....  01/02/98    4,100       4,099,505
                                                   -----------

                                       SHARES
                                       ------
SHORT-TERM INVESTMENTS -- 3.8%
    Temporary Investment Cash Fund ... 139,662        139,662
    Temporary Investment Fund ........ 139,661        139,661
                                                   ----------
    (COST $279,323)...................                279,323
                                                   ----------

MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                     VALUE
                                                  -----------
TOTAL INVESTMENTS -- 167.8%
  (COST $12,225,289)..................            $12,247,504
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (67.8%)...................             (4,948,200)
                                                   ----------
NET ASSETS -- 100.0%..................            $ 7,299,304
                                                   ==========

--------------------------------------------------------------------------------

* Non-income producing securities.

Definitions of abbreviations are included following the Schedules of Investments.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
ADS-American Depositary Shares
BRB-Brady Bond
CVT-Convertible Security
FLIRB-Floating Interest Rate Bond
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
WI-When Issued Security (2)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1997.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
ATS-Austria/Austrian Schilling
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
PHP-Philippines/Philippine Peso
PTE-Portugal/Portuguese Escudo
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                    ---------------------------------------------------------------------------------------------
                                                                              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                     AST PUTNAM      LORD ABBETT                    AST       FEDERATED      AST
                                    INTERNATIONAL    GROWTH AND       JANCAP       MONEY       UTILITY      PUTNAM     FEDERATED
                                       EQUITY          INCOME         GROWTH       MARKET      INCOME      BALANCED    HIGH YIELD
                                    -------------    -----------    ----------    --------    ---------    --------    ----------
ASSETS
   Investments in securities at
     value (A)...................     $ 410,801       $ 938,105     $1,524,174    $760,025    $200,825    $359,224      $429,823
   Cash in bank, including
     foreign currency holdings...           840              --            410          --          --       1,194            --
   Receivable for:
     Securities sold.............         2,935             828          1,344          --         793       4,349            --
     Forward foreign currency
       exchange contracts
       purchased.................            --              --             --          --          --          --            --
     Forward foreign currency
       exchange contracts sold...            --              --          1,315          --          --          --            --
     Dividends and interest......         1,467           1,531          1,509       3,485         356       1,717         7,351
     Fund shares sold............         1,053           1,745         13,430          --         348          --            --
     Futures variation margin....            --              --             --          --          --       1,070            --
   Other assets..................            43               9             16           6           1           4           314
   Unrealized appreciation on
     interest rate swap
     agreements..................            --              --             --          --          --          --            --
                                      ---------       ---------     ----------    --------    --------    --------      --------
       TOTAL ASSETS..............       417,139         942,218      1,542,198     763,516     202,323     367,558       437,488
                                      ---------       ---------     ----------    --------    --------    --------      --------
LIABILITIES
   Cash overdraft................            --              --             --           3           5          --             1
   Sale commitments, at value....            --              --             --          --          --         207            --
   Payable for:
     Securities purchased........         2,598           4,723         28,461          --       1,066       7,395            --
     Forward foreign currency
       exchange contracts
       purchased.................           844              --          1,231          --          --          53            --
     Forward foreign currency
       exchange contracts sold...         1,065              --             --          --          --          58            --
     Fund shares redeemed........            --              --             --          --          --       1,966         2,872
     Futures variation margin....            --              --             --          --          --          --            --
     Advisory fees...............           199             326            624         101          49         128           105
     Shareholder servicing
       fees......................            35              79            125          64          16          30            36
     Accrued expenses............           128             104            155         102          44         130            54
     Accrued dividends...........            --              --             --       3,358          --          --            --
                                      ---------       ---------     ----------    --------    --------    --------      --------
       TOTAL LIABILITIES.........         4,869           5,232         30,596       3,628       1,180       9,967         3,068
                                      ---------       ---------     ----------    --------    --------    --------      --------
NET ASSETS.......................     $ 412,270       $ 936,986     $1,511,602    $759,888    $201,143    $357,591      $434,420
                                      =========       =========     ==========    ========    ========    ========      ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of
 shares authorized, $.001 par
 value per share)................     $      19       $      46     $       65    $    760    $     13    $     26      $     33
Additional paid-in capital.......       325,542         722,396      1,043,665     759,067     154,620     296,981       385,484
Undistributed net investment
 income (loss)...................         4,058          11,541          3,000          --       4,517       8,977        27,616
Accumulated net realized gain
 (loss) on investments...........        48,420          50,500         84,601          61      16,064      21,948         1,492
Accumulated net unrealized
 appreciation (depreciation) on
 investments.....................        34,231         152,503        380,271          --      25,929      29,659        19,795
                                      ---------       ---------     ----------    --------    --------    --------      --------
NET ASSETS.......................     $ 412,270       $ 936,986     $1,511,602    $759,888    $201,143    $357,591      $434,420
                                      =========       =========     ==========    ========    ========    ========      ========
Shares of common stock
 outstanding.....................        19,365          45,650         65,302     759,826      13,278      26,226        33,139
Net asset value, offering and
 redemption price per share......     $   21.29       $   20.53     $    23.15    $   1.00    $  15.15    $  13.64      $  13.11
                                      =========       =========     ==========    ========    ========    ========      ========
(A) Investments at cost..........     $ 374,598       $ 785,602     $1,143,979    $760,025    $174,897    $329,164      $410,028
                                      =========       =========     ==========    ========    ========    ========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
                                                       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
     T. ROWE        PIMCO                                        T. ROWE           T. ROWE
      PRICE         TOTAL       INVESCO        FOUNDERS           PRICE             PRICE          BERGER
      ASSET         RETURN       EQUITY        CAPITAL        INTERNATIONAL     INTERNATIONAL     CAPITAL      FOUNDERS
    ALLOCATION       BOND        INCOME      APPRECIATION        EQUITY             BOND           GROWTH      PASSPORT
    ----------     --------     --------     ------------     -------------     -------------     --------     ---------
     $214,199      $756,345    $612,687        $278,904         $ 438,892         $ 126,727       $186,175     $117,970
           99            --       2,189              --            21,732             5,293             --          376
           --            --          --           3,351               434               574             --          140
           --            --          --              --                --                67             --           --
           --           244          --              --                --                 5             --           --
        1,643         6,902       2,492              19               667             3,238             83          151
           --        59,899       3,153           2,808             3,080                --            871          214
           --           815          --              --                --                --             --           --
            2             6           6               3                 6                 1              2            2
           --           188          --              --                --                --             --           --
     --------      --------    --------        --------         ---------         ---------       --------     --------
      215,943       824,399     620,527         285,085           464,811           135,905        187,131      118,853
     --------      --------    --------        --------         ---------         ---------       --------     --------
           --         2,052          --              --                --                --             --           --
           --            --          --              --                --                --             --           --
          796       223,174      18,081           6,613                --             1,311          1,951          752
           --            --          --              --                --                --             --            3
           --            --          --              --                --                --             --           --
        1,931        26,793          25              --                 5             4,071             --           --
           --            --          --              --                --                --             --           --
           55           137         187             136               198                47             71           60
           18            50          49              23                38                11             16           10
           68            93          80              55               114                57             43           90
           --            --          --              --                --                --             --           --
     --------      --------    --------        --------         ---------         ---------       --------     --------
        2,868       252,299      18,422           6,827               355             5,497          2,081          915
     --------      --------    --------        --------         ---------         ---------       --------     --------
     $213,075      $572,100    $602,105        $278,258         $ 464,456         $ 130,408       $185,050     $117,938
     ========      ========    ========        ========         =========         =========       ========     ========
     $     14      $     49     $    36        $     15         $      38         $      13       $     11     $     10
      174,348       526,126     464,642         223,153           410,442           131,693        147,564      109,631
        4,904        25,494      12,069              --             3,315             5,568            122          547
          887        12,125      30,597          12,806             7,741            (4,256)        33,472       (3,466)
       32,922         8,306      94,761          42,285            42,920            (2,610)         3,881       11,216
     --------      --------    --------        --------         ---------         ---------       --------     --------
     $213,075      $572,100    $602,105        $278,258         $ 464,456         $ 130,408       $185,050     $117,938
     ========      ========    ========        ========         =========         =========       ========     ========
       14,082        48,801      36,468          15,621            38,415            12,902         11,141       10,016
     $  15.13      $  11.72     $ 16.51        $  17.81         $   12.09         $   10.11       $  16.61     $  11.78
     ========      ========    ========        ========         =========         =========       ========     ========
     $181,276      $750,855    $517,926        $236,619         $ 395,941         $ 129,330       $182,295     $106,746
     ========      ========    ========        ========         =========         =========       ========     ========

    --------------------------
            PORTFOLIO
    --------------------------
      T. ROWE        PIMCO
       PRICE        LIMITED
      NATIONAL      MATURITY
      RESOURCES       BOND
     ----------     --------
      $111,593      $342,243
            --             1
           277           498
            --            --
            --            --
            92         3,340
            89            --
            --             8
             1             3
            --            30
      --------      --------
       112,052       346,123
      --------      --------
             1            --
            --            --
            --        49,438
            --            --
            --            --
            --         7,885
            --            --
            48            72
             9            25
            40            61
            --            --
      --------      --------
            98        57,481
      --------      --------
      $111,954      $288,642
      ========      ========
      $      8      $     26
       101,941       272,564
         1,072        14,491
         6,230        (1,027)
         2,703         2,588
      --------      --------
      $111,954      $288,642
      ========      ========
         7,683        26,189
      $  14.57      $  11.02
      ========      ========
      $108,891      $340,132
      ========      ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         -----------------------------------------------------------------------
                                                                                        PORTFOLIO
  ---------------------------------------------------------------------------------------------------------------------------
                                                         ROBERTSON                   AST PUTNAM     TWENTIETH        TWENTIETH
                                                         STEPHENS      AST JANUS       VALUE         CENTURY          CENTURY
                                                          VALUE +      OVERSEAS       GROWTH &      STRATEGIC      INTERNATIONAL
                                                          GROWTH        GROWTH         INCOME        BALANCED         GROWTH
                                                         ---------     ---------     ----------     ----------     -------------
ASSETS
   Investments in securities at value (A).............   $233,855      $255,442       $116,496       $ 30,250         $34,072
   Cash in bank, including foreign currency
     holdings.........................................        148         1,273             --              9              --
   Receivable for:
     Securities sold..................................      9,143         2,389          2,746             --             444
     Forward foreign currency exchange contracts
       purchased......................................         --            --             --             --              --
     Forward foreign currency exchange contracts
       sold...........................................         --           904             --             --              98
     Dividends and interest...........................        103           196            227            162              30
     Fund shares sold.................................         17            15            340             --             977
     Futures variation margin.........................         --            --             --             --              --
   Other assets.......................................          2             2              1             --               1
   Unrealized appreciation on interest rate swap
     agreements.......................................         --            --             --             --              --
                                                         --------      --------       --------       --------        --------
       TOTAL ASSETS...................................    243,268       260,221        119,810         30,421          35,622
                                                         --------      --------       --------       --------        --------
LIABILITIES
   Cash overdraft.....................................         --            --             --             --              31
   Sale commitments, at value.........................         --            --             --             --              --
   Payable for:
     Securities purchased.............................      6,657         3,003          2,267            733           2,385
     Forward foreign currency exchange contracts
       purchased......................................         --         1,027             --             --              10
     Forward foreign currency exchange contracts
       sold...........................................         --            --             --             --              --
     Fund shares redeemed.............................        779           172             --            713               1
     Futures variation margin.........................         --            --             --             --              --
     Advisory fees....................................        119           131             44             11              19
     Shareholder servicing fees.......................         20            21             10              2               3
     Accrued expenses.................................         45           162             51             15              48
     Accrued dividends................................         --            --             --             --              --
                                                         --------      --------       --------       --------        --------
       TOTAL LIABILITIES..............................      7,620         4,516          2,372          1,474           2,497
                                                         --------      --------       --------       --------        --------
NET ASSETS............................................   $235,648      $255,705       $117,438       $ 28,947         $33,125
                                                         ========      ========       ========       ========        ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share)...........................   $     19      $     22       $     10       $      3         $     3
Additional paid-in capital............................    231,812       243,382        109,238         27,248          32,230
Undistributed net investment income (loss)............         --           452            686            273             (92)
Accumulated net realized gain (loss) on investments...     (4,702)       (1,787)         1,862           (407)           (481)
Accumulated net unrealized appreciation (depreciation)
 on investments.......................................      8,519        13,636          5,642          1,830           1,465
                                                         --------      --------       --------       --------        --------
NET ASSETS............................................   $235,648      $255,705       $117,438       $ 28,947         $33,125
                                                         ========      ========       ========       ========        ========
Shares of common stock outstanding....................     18,666        21,542          9,605          2,552           2,875
Net asset value, offering and redemption price per
 share................................................   $  12.62      $  11.87       $  12.23       $  11.34         $ 11.52
                                                         ========      ========       ========       ========        ========
(A) Investments at cost...............................   $225,336      $241,668       $110,854       $ 28,419         $32,702
                                                         ========      ========       ========       ========        ========


  ----------------------------------------------------

                                                          T. ROWE
                                                        PRICE SMALL     MARISCO
                                                          COMPANY       CAPITAL
                                                           VALUE        GROWTH
                                                        -----------     -------
ASSETS
   Investments in securities at value (A).............    $211,944     $12,248
   Cash in bank, including foreign currency
     holdings.........................................           1          --
   Receivable for:
     Securities sold..................................          --          --
     Forward foreign currency exchange contracts
       purchased......................................          --          --
     Forward foreign currency exchange contracts
       sold...........................................          --          --
     Dividends and interest...........................         514           1
     Fund shares sold.................................         643         341
     Futures variation margin.........................          --          --
   Other assets.......................................           1          --
   Unrealized appreciation on interest rate swap
     agreements.......................................          --          --
                                                          --------     -------
       TOTAL ASSETS...................................     213,103      12,590
                                                          --------     -------
LIABILITIES
   Cash overdraft.....................................          --          --
   Sale commitments, at value.........................          --          --
   Payable for:
     Securities purchased.............................      13,070       5,289
     Forward foreign currency exchange contracts
       purchased......................................          --          --
     Forward foreign currency exchange contracts
       sold...........................................          --          --
     Fund shares redeemed.............................          --          --
     Futures variation margin.........................          --          --
     Advisory fees....................................          82           2
     Shareholder servicing fees.......................          16          --
     Accrued expenses.................................          39          --
     Accrued dividends................................          --          --
                                                          --------     -------
       TOTAL LIABILITIES..............................      13,207       5,291
                                                          --------     -------
NET ASSETS............................................    $199,896     $ 7,299
                                                          ========     =======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share)...........................    $     15     $     1
Additional paid-in capital............................     181,101       7,269
Undistributed net investment income (loss)............         949           6
Accumulated net realized gain (loss) on investments...       1,023          --
Accumulated net unrealized appreciation (depreciation)
 on investments.......................................      16,808          23
                                                          --------     -------
NET ASSETS............................................    $199,896     $ 7,299
                                                          ========     =======
Shares of common stock outstanding....................      15,520         727
Net asset value, offering and redemption price per
 share................................................    $  12.88      $10.03
                                                          ========     =======
(A) Investments at cost...............................    $195,135     $12,225
                                                          ========     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS)

                                                   ------------------------------------------------------------------------
                                                                                   PORTFOLIO
   ---------------------------------------------------------------------------------------------------------------------------
                                                   AST
                                                 PUTNAM      LORD ABBETT                AST     FEDERATED     AST
                                              INTERNATIONAL  GROWTH AND    JANCAP      MONEY     UTILITY     PUTNAM    FEDERATED
                                                 EQUITY        INCOME      GROWTH     MARKET     INCOME     BALANCED   HIGH YIELD
                                              -------------  -----------  ---------  ---------  ---------  ----------  ----------
INVESTMENT INCOME
   Interest..................................    $   865       $  2,967   $  5,797    $37,009    $   512     $ 8,540     $30,106
   Dividends.................................      7,022         15,331     10,730         --      5,222       3,742         587
                                                 -------       --------   --------    -------    -------     -------     -------
       Total Investment Income...............      7,887         18,298     16,527     37,009      5,734      12,282      30,693
                                                 -------       --------   --------    -------    -------     -------     -------
EXPENSES
   Investment advisory fees..................      3,429          5,424     11,423      3,268        887       2,388       2,345
   Shareholder servicing fees................        390            723      1,269        654        135         320         313
   Administration and accounting fees........        311            410        519        372        135         272         267
   Custodian fees............................        309            110        199        110         40         225          54
   Professional fees.........................         25             48         84         44          9          21          21
   Trustees' fees and expenses...............         11             20         35         18          4           9           9
   Insurance expenses........................          4              7         13          7          1           3           3
   Miscellaneous expenses....................         10             15         24         13          6          67          65
                                                 -------       --------   --------    -------    -------     -------     -------
       Total Expenses........................      4,489          6,757     13,566      4,486      1,217       3,305       3,077
       Less: Advisory fee waivers and expense
         reimbursements......................         --             --        (39)      (566)        --          --          --
                                                 -------       --------   --------    -------    -------     -------     -------
       Net Expenses..........................      4,489          6,757     13,527      3,920      1,217       3,305       3,077
                                                 -------       --------   --------    -------    -------     -------     -------
Net Investment Income (Loss).................      3,398         11,541      3,000     33,089      4,517       8,977      27,616
                                                 -------       --------   --------    -------    -------     -------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
       Securities............................     38,273         50,708     82,896         61     16,208      18,283       1,491
       Foreign currency transactions.........     10,981             --      1,955         --        (68)        334          --
       Futures contracts.....................         --             --         --         --         --       3,387          --
       Option contracts......................         --             --         --         --         --          --          --
                                                 -------       --------   --------    -------    -------     -------     -------
   Net realized gain (loss)..................     49,254         50,708     84,851         61     16,140      22,004       1,491
                                                 -------       --------   --------    -------    -------     -------     -------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities............................     12,325         81,537    199,694         --     13,833      22,357      10,886
       Futures contracts.....................         --             --         --         --         --        (289)         --
       Written option contracts..............         --             --         --         --         --          --          --
       Interest rate swaps...................         --             --         --         --         --          --          --
       Translation of assets and liabilities
         denominated in foreign currencies...     (2,248)            --       (170)        --         (4)       (105)         --
                                                 -------       --------   --------    -------    -------     -------     -------
   Net change in unrealized appreciation
     (depreciation)..........................     10,077         81,537    199,524         --     13,829      21,963      10,886
                                                 -------       --------   --------    -------    -------     -------     -------
   Net gain (loss) on investments............     59,331        132,245    284,375         61     29,969      43,967      12,377
                                                 -------       --------   --------    -------    -------     -------     -------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations...............    $62,729       $143,786   $287,375    $33,150    $34,486     $52,944     $39,993
                                                 =======       ========   ========    =======    =======     =======     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.

AMERICAN SKANDIA TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS)

                                                ----------------------------------------------------------------------------
                                                                                  PORTFOLIO
   ---------------------------------------------------------------------------------------------------------------------------
                                                            PIMCO
                                               T. ROWE      TOTAL   INVESCO    FOUNDERS    T. ROWE PRICE  T. ROWE PRICE   BERGER
                                             PRICE ASSET   RETURN   EQUITY     CAPITAL     INTERNATIONAL  INTERNATIONAL  CAPITAL
                                             ALLOCATION     BOND    INCOME   APPRECIATION     EQUITY          BOND        GROWTH
                                            -------------  -------  -------  ------------  -------------  -------------  --------
INVESTMENT INCOME
   Interest................................    $ 5,153    $29,452  $ 9,582     $  1,390       $   881        $ 6,876     $    894
   Dividends...............................      1,629          1    7,015          616         8,085             --          891
                                               -------    -------  -------     --------       -------        -------     --------
       Total Investment Income.............      6,782     29,453   16,597        2,006         8,966          6,876        1,785
                                               -------    -------  -------     --------       -------        -------     --------
EXPENSES
   Investment advisory fees................      1,414      2,980    3,565        2,220         4,640            942        1,260
   Shareholder servicing fees..............        166        458      475          247           464            118          168
   Administration and accounting fees......        166        334      340          228           340            119          167
   Custodian fees..........................         49        112       77           55           297            100           45
   Professional fees.......................         11         30       31           16            30              8           11
   Trustees' fees and expenses.............          5         13       13            7            13              3            5
   Insurance expenses......................          2          4        5            2             5              1            2
   Miscellaneous expenses..................         65         28       22            8            57             17            5
                                               -------    -------  -------     --------       -------        -------     --------
       Total Expenses......................      1,878      3,959    4,528        2,783         5,846          1,308        1,663
       Less: Advisory fee waivers and
         expense reimbursements............         --         --       --           --            --             --           --
                                               -------    -------  -------     --------       -------        -------     --------
       Net Expenses........................      1,878      3,959    4,528        2,783         5,846          1,308        1,663
                                               -------    -------  -------     --------       -------        -------     --------
Net Investment Income (Loss)...............      4,904     25,494   12,069         (777)        3,120          5,568          122
                                               -------    -------  -------     --------       -------        -------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
   Net realized gain (loss) on:
       Securities..........................        932      6,709   30,597       13,326         9,578          3,325       33,536
       Foreign currency transactions.......        (43)       287       --            1          (674)        (8,170)          --
       Futures contracts...................         --      9,091       --           --            --             --           --
       Option contracts....................         --        291       --           --            --             --           --
                                               -------    -------  -------     --------       -------        -------     --------
   Net realized gain (loss)................        889     16,378   30,597       13,327         8,904         (4,845)      33,536
                                               -------    -------  -------     --------       -------        -------     --------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities..........................     21,216      1,133   52,553        4,904        (3,594)        (4,444)     (11,415)
       Futures contracts...................         --      1,499       --           --            --             --           --
       Written option contracts............         --       (607)      --           --            --             --           --
       Interest rate swaps.................         --        176       --           --            --             --           --
       Translation of assets and
         liabilities denominated in foreign
         currencies........................         --      1,428       --           (1)          (27)           519           --
                                               -------    -------  -------     --------       -------        -------     --------
   Net change in unrealized appreciation
     (depreciation)........................     21,216      3,629   52,553        4,903        (3,621)        (3,925)     (11,415)
                                               -------    -------  -------     --------       -------        -------     --------
   Net gain (loss) on investments..........     22,105     20,007   83,150       18,230         5,283         (8,770)      22,121
                                               -------    -------  -------     --------       -------        -------     --------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations.............    $27,009    $45,501  $95,219     $ 17,453       $ 8,403        $(3,202)    $ 22,243
                                               =======    =======  =======     ========       =======        =======      =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.

(2) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                PIMCO       ROBERTSON                                     TWENTIETH        TWENTIETH
                T. ROWE        LIMITED      STEPHENS      AST JANUS      AST PUTNAM        CENTURY          CENTURY
FOUNDERS     PRICE NATURAL     MATURITY      VALUE +      OVERSEAS      VALUE GROWTH      STRATEGIC      INTERNATIONAL
PASSPORT       RESOURCES         BOND        GROWTH       GROWTH(1)     & INCOME(1)      BALANCED(1)       GROWTH(1)
--------     -------------     --------     ---------     ---------     ------------     -----------     -------------
$ 1,053         $   552        $16,719       $   323       $ 1,162         $  212          $   390          $    63
  1,187           1,792             --           639           991          1,157               53              121
-------         -------        -------       -------       -------        -------           ------           ------
  2,240           2,344         16,719           962         2,153          1,369              443              184
-------         -------        -------       -------       -------        -------           ------           ------
  1,258             986          1,649         1,502         1,261            416              116              158
    126             110            254           150           126             56               14               16
    126             110            232           147           123             56               25               27
    160              44             55            34           170            145               24               67
      8               7             17            10             9              4                1                1
      3               3              7             4             3              1               --                1
      1               1              2             1             1              1               --               --
     11              11             12             4             8              4                4                6
-------         -------        -------       -------       -------        -------           ------           ------
  1,693           1,272          2,228         1,852         1,701            683              184              276
     --              --             --            --            --             --              (14)              --
-------         -------        -------       -------       -------        -------           ------           ------
  1,693           1,272          2,228         1,852         1,701            683              170              276
-------         -------        -------       -------       -------        -------           ------           ------
    547           1,072         14,491          (890)          452            686              273              (92)
-------         -------        -------       -------       -------        -------           ------           ------
 (3,144)          6,280            403        (4,645)       (2,346)         1,862             (367)            (388)
   (293)            (17)          (134)           --           559             --              (40)             (93)
     --              --            114            --            --             --               --               --
     --              --             44            --            --             --               --               --
-------         -------        -------       -------       -------        -------           ------           ------
 (3,437)          6,263            427        (4,645)       (1,787)         1,862             (407)            (481)
-------         -------        -------       -------       -------        -------           ------           ------
  5,952          (5,033)         3,362         5,704        13,774          5,642            1,831            1,371
     --              --            (37)           --            --             --               --               --
     --              --            (35)           --            --             --               --               --
     --              --             30            --            --             --               --               --
     (9)              1            292            --          (138)            --               (1)              94
-------         -------        -------       -------       -------        -------           ------           ------
  5,943          (5,032)         3,612         5,704        13,636          5,642            1,830            1,465
-------         -------        -------       -------       -------        -------           ------           ------
  2,506           1,231          4,039         1,059        11,849          7,504            1,423              984
-------         -------        -------       -------       -------        -------           ------           ------
$ 3,053         $ 2,303        $18,530       $   169       $12,301         $8,190          $ 1,696          $   892
=======         =======        =======       =======       =======        =======           ======           ======

----------------------------
         PORTFOLIO
----------------------------
   T. ROWE
 PRICE SMALL       MARSICO
   COMPANY         CAPITAL
  VALUE (1)       GROWTH (1)
-------------     ----------
   $   504           $ 8
     1,365            --
   -------           ---
     1,869             8
   -------           ---
       713             2
        79            --
        79            --
        36            --
         6            --
         2            --
         1            --
         4            --
   -------           ---
       920             2
        --            --
   -------           ---
       920             2
   -------           ---
       949             6
   -------           ---
     1,070            --
        --            --
       (47)           --
        --            --
   -------           ---
     1,023            --
   -------           ---
    16,808            23
        --            --
        --            --
        --            --
        --            --
   -------           ---
    16,808            23
   -------           ---
    17,831            23
   -------           ---
   $18,780           $29
   =======           ===

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                             -------------------------------------------------------
                                                                                    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                    AST PUTNAM                    LORD ABBETT
                                                               INTERNATIONAL EQUITY            GROWTH AND INCOME
                                                             ------------------------       ------------------------
                                                               1997            1996           1997            1996
                                                             ---------       --------       ---------       --------
FROM OPERATIONS
    Net investment income (loss).........................    $   3,398       $  2,746       $  11,541       $  7,379
    Net realized gain (loss) on investments..............       49,254         20,748          50,708         13,085
    Net change in unrealized appreciation (depreciation)
      on investments.....................................       10,077          4,755          81,537         46,955
                                                             ---------       --------       ---------       --------
      Net Increase (Decrease) in Net Assets from
         Operations......................................       62,729         28,249         143,786         67,419
                                                             ---------       --------       ---------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income.............................................       (5,413)        (5,032)         (7,379)        (3,534)
    Distributions to shareholders from capital gains.....      (17,443)        (5,923)        (13,267)        (7,139)
                                                             ---------       --------       ---------       --------
      Total Dividends and Distributions to
         Shareholders....................................      (22,856)       (10,955)        (20,646)       (10,673)
                                                             ---------       --------       ---------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold............................      125,193        101,730         426,438        217,780
    Net asset value of shares issued in reinvestment of
      dividends and distributions........................       22,856         10,955          20,647         10,673
    Cost of shares redeemed..............................     (121,863)       (51,824)       (163,736)       (43,451)
                                                             ---------       --------       ---------       --------
      Increase in Net Assets from Capital Share
         Transactions....................................       26,186         60,861         283,349        185,002
                                                             ---------       --------       ---------       --------
         Total Increase in Net Assets....................       66,059         78,155         406,489        241,748
NET ASSETS
    Beginning of Period..................................      346,211        268,056         530,497        288,749
                                                             ---------       --------       ---------       --------
    End of Period........................................    $ 412,270       $346,211       $ 936,986       $530,497
                                                             =========       ========       =========       ========
SHARES ISSUED AND REDEEMED
    Shares sold..........................................        6,183          5,530          22,448         13,666
    Shares issued in reinvestment of dividends and
      distributions......................................        1,229            610           1,185            707
    Shares redeemed......................................       (6,057)        (2,856)         (8,879)        (2,755)
                                                             ---------       --------       ---------       --------
      Net Increase (Decrease) in Shares Outstanding......        1,355          3,284          14,754         11,618
                                                             =========       ========       =========       ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
------------------------------------------------------------------------------------------------------------
                                                               FEDERATED UTILITY
     JANCAP GROWTH                AST MONEY MARKET                  INCOME              AST PUTNAM BALANCED
------------------------     ---------------------------     ---------------------     ---------------------
   1997          1996           1997            1996           1997         1996         1997         1996
----------     ---------     -----------     -----------     --------     --------     --------     --------
$    3,000     $   1,593     $    33,089     $    22,641     $  4,517     $  3,613     $  8,977     $  7,010
    84,851        42,941              61              80       16,140        7,915       22,004       29,898
   199,524       108,269              --              --       13,829          978       21,963       (8,583)
----------     ---------     -----------     -----------     --------     --------     --------     --------
   287,375       152,803          33,150          22,721       34,486       12,506       52,944       28,325
----------     ---------     -----------     -----------     --------     --------     --------     --------
    (2,524)         (753)        (33,089)        (22,641)      (3,604)      (4,103)      (6,615)      (5,212)
   (42,072)      (24,162)            (80)           (149)      (5,148)          --      (30,342)      (8,816)
----------     ---------     -----------     -----------     --------     --------     --------     --------
   (44,596)      (24,915)        (33,169)        (22,790)      (8,752)      (4,103)     (36,957)     (14,028)
----------     ---------     -----------     -----------     --------     --------     --------     --------
   862,306       517,512       2,492,066       1,478,919       90,589       59,384       42,308       27,031
    44,596        24,915          31,988          22,199        8,752        4,103       36,957       14,028
  (530,403)     (209,312)     (2,313,617)     (1,295,804)     (47,070)     (56,151)     (24,140)     (24,083)
----------     ---------     -----------     -----------     --------     --------     --------     --------
   376,499       333,115         210,437         205,314       52,271        7,336       55,125       16,976
----------     ---------     -----------     -----------     --------     --------     --------     --------
   619,278       461,003         210,418         205,245       78,005       15,739       71,112       31,273
   892,324       431,321         549,470         344,225      123,138      107,399      286,479      255,206
----------     ---------     -----------     -----------     --------     --------     --------     --------
$1,511,602     $ 892,324     $   759,888     $   549,470     $201,143     $123,138     $357,591     $286,479
==========     =========     ===========     ===========     ========     ========     ========     ========
    40,825        30,067       2,492,065       1,478,919        6,689        4,958        3,259        2,155
     2,311         1,569          31,988          22,199          711          351        3,095        1,158
   (25,329)      (12,155)     (2,313,617)     (1,295,804)      (3,718)      (4,710)      (1,850)      (1,954)
----------     ---------     -----------     -----------     --------     --------     --------     --------
    17,807        19,481         210,436         205,314        3,682          599        4,504        1,359
==========     =========     ===========     ===========     ========     ========     ========     ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                               -----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                                  T. ROWE PRICE
                                                                FEDERATED HIGH YIELD            ASSET ALLOCATION
                                                               -----------------------       -----------------------
                                                                 1997           1996           1997           1996
                                                               --------       --------       --------       --------
FROM OPERATIONS
    Net investment income (loss)...........................    $ 27,616       $ 10,610       $  4,904       $  2,587
    Net realized gain (loss) on investments................       1,491          1,294            889          2,313
    Net change in unrealized appreciation (depreciation) on
      investments..........................................      10,886          6,820         21,216          6,558
                                                               ---------      --------       ---------      --------
      Net Increase (Decrease) in Net Assets from
         Operations........................................      39,993         18,724         27,009         11,458
                                                               ---------      --------       ---------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment income...     (10,610)        (4,032)        (2,585)        (1,316)
    Distributions to shareholders from capital gains.......      (1,263)            --         (2,403)          (226)
                                                               ---------      --------       ---------      --------
      Total Dividends and Distributions to Shareholders....     (11,873)        (4,032)        (4,988)        (1,542)
                                                               ---------      --------       ---------      --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............................     269,597        151,204         74,080         52,390
    Net asset value of shares issued in reinvestment of
      dividends and distributions..........................      11,874          4,032          4,987          1,542
    Cost of shares redeemed................................     (80,433)       (48,358)        (8,162)        (3,098)
                                                               ---------      --------       ---------      --------
      Increase in Net Assets from Capital Share
         Transactions......................................     201,038        106,878         70,905         50,834
                                                               ---------      --------       ---------      --------
         Total Increase in Net Assets......................     229,158        121,570         92,926         60,750
NET ASSETS
    Beginning of Period....................................     205,262         83,692        120,149         59,399
                                                               ---------      --------       ---------      --------
    End of Period..........................................    $434,420       $205,262       $213,075       $120,149
                                                               =========      ========       =========      ========
SHARES ISSUED AND REDEEMED
    Shares sold............................................      21,771         13,287          5,224          4,228
    Shares issued in reinvestment of dividends and
      distributions........................................       1,000            368            377            128
    Shares redeemed........................................      (6,550)        (4,248)          (570)          (249)
                                                               ---------      --------       ---------      --------
      Net Increase (Decrease) in Shares Outstanding........      16,221          9,407          5,031          4,107
                                                               =========      ========       =========      ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
-------------------------------------------------------------------------------------------------------
        PIMCO                                           FOUNDERS CAPITAL             T. ROWE PRICE
  TOTAL RETURN BOND       INVESCO EQUITY INCOME           APPRECIATION            INTERNATIONAL EQUITY
---------------------     ----------------------     -----------------------     ----------------------
  1997         1996         1997          1996         1997          1996          1997          1996
--------     --------     ---------     --------     ---------     ---------     ---------     --------
$ 25,494     $ 15,701     $  12,069     $  7,107     $    (777)    $    (527)    $   3,120     $  2,541
  16,378       (3,854)       30,597        9,984        13,327          (527)        8,904        2,395
   3,629        1,208        52,553       24,709         4,903        24,027        (3,621)      34,967
--------     --------     ---------     --------     ---------     ---------     ---------     --------
  45,501       13,055        95,219       41,800        17,453        22,973         8,403       39,903
--------     --------     ---------     --------     ---------     ---------     ---------     --------
 (15,321)      (6,111)       (7,141)      (3,685)           --            --        (2,360)      (1,759)
      --       (6,703)       (9,950)      (4,986)           --        (1,655)       (2,682)          --
--------     --------     ---------     --------     ---------     ---------     ---------     --------
 (15,321)     (12,814)      (17,091)      (8,671)           --        (1,655)       (5,042)      (1,759)
--------     --------     ---------     --------     ---------     ---------     ---------     --------
 239,491      196,298       325,090      184,426       159,953       237,559       303,075      222,719
  15,321       12,814        17,091        8,671            --         1,655         5,042        1,759
 (72,902)     (74,678)     (166,884)     (54,262)     (119,216)     (130,924)     (249,581)     (55,730)
--------     --------     ---------     --------     ---------     ---------     ---------     --------
 181,910      134,434       175,297      138,835        40,737       108,290        58,536      168,748
--------     --------     ---------     --------     ---------     ---------     ---------     --------
 212,090      134,675       253,425      171,964        58,190       129,608        61,897      206,892
 360,010      225,335       348,680      176,716       220,068        90,460       402,559      195,667
--------     --------     ---------     --------     ---------     ---------     ---------     --------
$572,100     $360,010     $ 602,105     $348,680     $ 278,258     $ 220,068     $ 464,456     $402,559
========     ========     =========     ========     =========     =========     =========     ========
  21,382       18,267        21,367       14,201         9,416        15,149        24,350       19,721
   1,429        1,211         1,227          705            --           115           419          161
  (6,415)      (6,938)      (11,049)      (4,116)       (6,897)       (8,512)      (19,694)      (4,907)
--------     --------     ---------     --------     ---------     ---------     ---------     --------
  16,396       12,540        11,545       10,790         2,519         6,752         5,075       14,975
========     ========     =========     ========     =========     =========     =========     ========

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                              ------------------------------------------------------
                                                                                    PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                   T. ROWE PRICE
                                                                INTERNATIONAL BOND           BERGER CAPITAL GROWTH
                                                              -----------------------       ------------------------
                                                                1997           1996           1997            1996
                                                              --------       --------       ---------       --------
FROM OPERATIONS
    Net investment income (loss)..........................    $  5,568       $  3,520       $     122       $    223
    Net realized gain (loss) on investments...............      (4,845)         1,092          33,536          1,487
    Net change in unrealized appreciation (depreciation)
      on investments......................................      (3,925)           458         (11,415)        10,400
                                                              --------       --------       ---------       --------
      Net Increase (Decrease) in Net Assets from
         Operations.......................................      (3,202)         5,070          22,243         12,110
                                                              --------       --------       ---------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net investment
      income..............................................      (1,563)          (697)           (223)          (150)
    Distributions to shareholders from capital gains......      (2,503)          (884)         (1,347)            --
                                                              --------       --------       ---------       --------
      Total Dividends and Distributions to Shareholders...      (4,066)        (1,581)         (1,570)          (150)
                                                              --------       --------       ---------       --------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.............................      57,168         60,046         210,696        147,599
    Net asset value of shares issued in reinvestment of
      dividends and distributions.........................       4,066          1,581           1,570            150
    Cost of shares redeemed...............................     (21,793)       (12,483)       (184,136)       (69,441)
                                                              --------       --------       ---------       --------
      Increase (Decrease) in Net Assets from Share
         Transactions.....................................      39,441         49,144          28,130         78,308
                                                              --------       --------       ---------       --------
         Total Increase in Net Assets.....................      32,173         52,633          48,803         90,268
NET ASSETS
    Beginning of Period...................................      98,235         45,602         136,247         45,979
                                                              --------       --------       ---------       --------
    End of Period.........................................    $130,408       $ 98,235       $ 185,050       $136,247
                                                              ========       ========       =========       ========
SHARES ISSUED AND REDEEMED
    Shares sold...........................................       5,634          5,742          13,595         10,695
    Shares issued in reinvestment of dividends and
      distributions.......................................         405            156             109             12
    Shares redeemed.......................................      (2,152)        (1,183)        (12,032)        (4,945)
                                                              --------       --------       ---------       --------
      Net Increase (Decrease) in Shares Outstanding.......       3,887          4,715           1,672          5,762
                                                              ========       ========       =========       ========

--------------------------------------------------------------------------------

(1) Commenced operations on May 2, 1996.

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------
                                             PORTFOLIO
----------------------------------------------------------------------------------------------------
                               T. ROWE PRICE              PIMCO LIMITED          ROBERTSON STEPHENS
  FOUNDERS PASSPORT          NATURAL RESOURCES            MATURITY BOND            VALUE + GROWTH
---------------------     -----------------------     ---------------------     --------------------
  1997         1996          1997          1996         1997         1996         1997       1996(1)
--------     --------     ----------     --------     --------     --------     --------     -------
$    547     $    974     $    1,072     $    423     $ 14,491     $ 10,849     $   (890)    $   (66)
  (3,437)         (20)         6,263        2,036          427       (1,321)      (4,645)        (57)
   5,943        5,257         (5,032)       7,352        3,612       (1,512)       5,704       2,814
--------     --------     ----------     --------     --------     --------     --------     -------
   3,053        6,211          2,303        9,811       18,530        8,016          169       2,691
--------     --------     ----------     --------     --------     --------     --------     -------
    (805)        (129)          (417)         (29)     (10,857)        (761)          --          --
    (129)          --         (2,073)         (34)          --         (303)          --          --
--------     --------     ----------     --------     --------     --------     --------     -------
    (934)        (129)        (2,490)         (63)     (10,857)      (1,064)          --          --
--------     --------     ----------     --------     --------     --------     --------     -------
  74,511      103,946         63,364       87,969      141,511      104,208      265,275      52,408
     933          129          2,489           63     10,857..        1,064           --          --
 (77,268)     (20,969)       (42,246)     (18,508)     (80,412)     (65,151)     (78,586)     (6,309)
--------     --------     ----------     --------     --------     --------     --------     -------
  (1,824)      83,106         23,607       69,524       71,956       40,121      186,689      46,099
--------     --------     ----------     --------     --------     --------     --------     -------
     295       89,188         23,420       79,272       79,629       47,073      186,858      48,790
 117,643       28,455         88,534        9,262      209,013      161,940       48,790          --
--------     --------     ----------     --------     --------     --------     --------     -------
$117,938     $117,643     $  111,954     $ 88,534     $288,642     $209,013     $235,648     $48,790
========     ========     ==========     ========     ========     ========     ========     =======
   6,247        9,188          4,198        6,706       13,311        9,943       20,523       5,032
      78           12            172            5        1,049          102           --          --
  (6,422)      (1,843)        (2,804)      (1,428)      (7,504)      (6,177)      (6,296)       (593)
--------     --------     ----------     --------     --------     --------     --------     -------
     (97)       7,357          1,566        5,283        6,856        3,868       14,227       4,439
========     ========     ==========     ========     ========     ========     ========     =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                  -----------------------------------------------------------------------
                                                                                 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                          TWENTIETH     TWENTIETH     T. ROWE PRICE
                                               AST JANUS    AST PUTNAM     CENTURY       CENTURY          SMALL       MARSICO
                                               OVERSEAS    VALUE GROWTH   STRATEGIC   INTERNATIONAL      COMPANY      CAPITAL
                                                GROWTH       & INCOME     BALANCED       GROWTH           VALUE       GROWTH
                                               ---------   ------------   ---------   -------------   -------------   -------
                                                1997(2)      1997(2)       1997(2)       1997(2)         1997(2)      1997(3)
                                               ---------   ------------   ---------   -------------   -------------   -------
FROM OPERATIONS
    Net investment income (loss)...........    $    452      $    686      $   273      $     (92)      $     949     $     6
    Net realized gain (loss) on
      investments..........................      (1,787)        1,862         (407)          (481)          1,023          --
    Net change in unrealized appreciation
      (depreciation) on investments........      13,636         5,642        1,830          1,465          16,808          23
                                               --------      --------      -------       --------        --------     -------
      Net Increase (Decrease) in Net Assets
         from Operations...................      12,301         8,190        1,696            892          18,780          29
                                               --------      --------      -------       --------        --------     -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends to shareholders from net
      investment income....................          --            --           --             --              --          --
    Distributions to shareholders from
      capital gains........................          --            --           --             --              --          --
                                               --------      --------      -------       --------        --------     -------
      Total Dividends and Distributions to
         Shareholders......................          --            --           --             --              --          --
                                               --------      --------      -------       --------        --------     -------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold..............     295,567       121,563       29,464         48,070         210,455       9,665
    Net asset value of shares issued in
      reinvestment of dividends and
      distributions........................          --            --           --             --              --          --
    Cost of shares redeemed................     (52,163)      (12,315)      (2,213)       (15,837)        (29,339)     (2,395)
                                               --------      --------      -------       --------        --------     -------
      Increase in Net Assets from Capital
         Share Transactions................     243,404       109,248       27,251         32,233         181,116       7,270
                                               --------      --------      -------       --------        --------     -------
         Total Increase in Net Assets......     255,705       117,438       28,947         33,125         199,896       7,299
NET ASSETS
    Beginning of Period....................          --            --           --             --              --          --
                                               --------      --------      -------       --------        --------     -------
    End of Period..........................    $255,705      $117,438      $28,947      $  33,125       $ 199,896     $ 7,299
                                               ========      ========      =======       ========        ========     =======
SHARES ISSUED AND REDEEMED
    Shares sold............................      25,962        10,693        2,754          4,258          17,898         966
    Shares issued in reinvestment of
      dividends and distributions..........          --            --           --             --              --          --
    Shares redeemed........................      (4,420)       (1,088)        (202)        (1,383)         (2,378)       (239)
                                               --------      --------      -------       --------        --------     -------
      Net Increase (Decrease) in Shares
         Outstanding.......................      21,542         9,605        2,552          2,875          15,520         727
                                               ========      ========      =======       ========        ========     =======

--------------------------------------------------------------------------------
(2) Commenced operations on January 2, 1997.
(3) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                             INCREASE (DECREASE) FROM
                                              INVESTMENT OPERATIONS
                                      --------------------------------------            LESS DISTRIBUTIONS
                          NET ASSET      NET                                   -------------------------------------   NET ASSET
               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
PORTFOLIO  DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------  ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ----------
AST
  Putnam       1997        $ 19.22     $   0.36      $   2.96      $   3.32     $   (0.30)  $  (0.95)    $   (1.25)      $21.29
  International
    Equity     1996          18.20         0.16          1.55          1.71         (0.32)     (0.37)        (0.69)       19.22
               1995          17.61         0.14          1.44          1.58            --      (0.99)        (0.99)       18.20
               1994          17.34         0.10          0.36          0.46         (0.03)     (0.16)        (0.19)       17.61
               1993          12.74         0.14          4.46          4.60            --         --            --        17.34
Lord
  Abbett       1997        $ 17.17     $   0.24      $   3.76      $   4.00     $   (0.23)  $  (0.41)    $   (0.64)      $20.53
  Growth
    and
   Income      1996          14.98         0.23          2.48          2.71         (0.17)     (0.35)        (0.52)       17.17
               1995          12.00         0.16          3.22          3.38         (0.20)     (0.20)        (0.40)       14.98
               1994          12.06         0.20          0.06          0.26         (0.12)     (0.20)        (0.32)       12.00
               1993          10.70         0.11          1.35          1.46         (0.04)     (0.06)        (0.10)       12.06
JanCap
  Growth       1997        $ 18.79     $   0.06      $   5.16      $   5.22     $   (0.05)  $  (0.81)    $   (0.86)      $23.15
               1996          15.40         0.02          4.19          4.21         (0.02)     (0.80)        (0.82)       18.79
               1995          11.22         0.06          4.18          4.24         (0.06)        --         (0.06)       15.40
               1994          11.78         0.06         (0.59)        (0.53)        (0.03)        --         (0.03)       11.22
               1993          10.53         0.03          1.22          1.25            --         --            --        11.78
AST Money
  Market       1997        $  1.00     $ 0.0507      $ 0.0002      $ 0.0509     $ (0.0507)  $(0.0002)    $ (0.0509)      $ 1.00
               1996           1.00       0.0492        0.0005        0.0497       (0.0492)   (0.0005)      (0.0497)        1.00
               1995           1.00       0.0494            --        0.0494       (0.0494)        --       (0.0494)        1.00
               1994           1.00       0.0367        0.0002        0.0369       (0.0367)   (0.0002)      (0.0369)        1.00
               1993           1.00       0.0252            --        0.0252       (0.0252)        --       (0.0252)        1.00
Federated
  Utility
  Income       1997        $ 12.83     $   0.32      $   2.87      $   3.19     $   (0.36)  $  (0.51)    $   (0.87)      $15.15
               1996          11.94         0.36          0.97          1.33         (0.44)        --         (0.44)       12.83
               1995           9.87         0.40          2.09          2.49         (0.42)        --         (0.42)       11.94
               1994          10.79         0.46         (1.20)        (0.74)        (0.16)     (0.02)        (0.18)        9.87
               1993(2)       10.00         0.17          0.62          0.79            --         --            --        10.79
AST
  Putnam
 Balanced      1997        $ 13.19     $   0.33      $   1.85      $   2.18     $   (0.31)  $  (1.42)    $   (1.73)      $13.64
               1996          12.53         0.32          1.02          1.34         (0.25)     (0.43)        (0.68)       13.19
               1995          10.49         0.26          2.06          2.32         (0.28)        --         (0.28)       12.53
               1994          10.57         0.27         (0.26)         0.01         (0.07)     (0.02)        (0.09)       10.49
               1993(2)       10.00         0.08          0.49          0.57            --         --            --        10.57

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(2) Commenced operations on May 4, 1993.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                   RATIOS OF EXPENSES            RATIOS OF NET INVESTMENT INCOME
                                                                  TO AVERAGE NET ASSETS           (LOSS) TO AVERAGE NET ASSETS
                                                             -------------------------------     -------------------------------
                     SUPPLEMENTAL DATA                           AFTER            BEFORE             AFTER            BEFORE
    ----------------------------------------------------       ADVISORY          ADVISORY          ADVISORY          ADVISORY
               NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER        FEE WAIVER        FEE WAIVER        FEE WAIVER
    TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE       AND EXPENSE       AND EXPENSE       AND EXPENSE
    RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT
    ------     -------------     --------     ----------     -------------     -------------     -------------     -------------
    18.15%      $   412,270        116%        $ 0.0209          1.15%             1.15%              1.04%             1.04%
     9.65%          346,211        124%          0.0151          1.16%             1.26%              0.88%             0.78%
    10.00%          268,056         59%              --          1.17%             1.27%              0.88%             0.78%
     2.64%          238,050         49%              --          1.22%             1.32%              0.55%             0.46%
    36.11%          150,646         32%              --          1.52%             1.52%              0.28%             0.28%

    23.92%      $   936,986         41%        $ 0.0640          0.93%             0.93%              1.60%             1.60%
    18.56%          530,497         43%          0.0655          0.97%             0.97%              1.92%             1.92%
    28.91%          288,749         50%              --          0.99%             0.99%              2.50%             2.50%
     2.22%           92,050         60%              --          1.06%             1.06%              2.45%             2.45%
    13.69%           48,385         57%              --          1.22%             1.33%              2.05%             1.94%

    28.66%      $ 1,511,563         94%        $ 0.0628          1.07%             1.08%              0.24%             0.23%
    28.36%          892,324         79%          0.0569          1.10%             1.10%              0.25%             0.25%
    37.98%          431,321        113%              --          1.12%             1.12%              0.51%             0.51%
    (4.51%)         245,645         94%              --          1.18%             1.18%              0.62%             0.62%
    11.87%          157,852         92%              --          1.22%             1.22%              0.35%             0.35%

     5.18%      $   759,888         N/A             N/A          0.60%             0.69%              5.06%             4.98%
     5.08%          549,470         N/A             N/A          0.60%             0.71%              4.87%             4.76%
     5.05%          344,225         N/A              --          0.60%             0.72%              5.38%             5.26%
     3.75%          288,588         N/A              --          0.64%             0.76%              3.90%             3.78%
     2.55%          114,074         N/A              --          0.65%             0.84%              2.53%             2.34%

    26.42%      $   201,143         91%        $ 0.0395          0.90%             0.90%              3.34%             3.34%
    11.53%          123,138         81%          0.0446          0.93%             0.93%              3.14%             3.14%
    26.13%          107,399         71%              --          0.93%             0.93%              4.58%             4.58%
    (6.95%)          71,205         54%              --          0.99%             0.99%              5.11%             5.11%
     7.90%           57,643          5%              --          1.18%(1)          1.18%(1)           5.09%(1)          5.09%(1)

    18.28%      $   357,591        170%        $ 0.0282          1.03%             1.03%              2.81%             2.81%
    11.23%          286,479        276%          0.0516          0.94%             0.94%              2.66%             2.66%
    22.60%          255,206        161%              --          0.94%             0.94%              3.28%             3.28%
     0.09%          145,624         87%              --          0.99%             0.99%              3.08%             3.08%
     5.70%           91,591         46%              --          1.13%(1)          1.13%(1)           2.53%(1)          2.53%(1)
---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                              INCREASE (DECREASE) FROM
                                               INVESTMENT OPERATIONS
                                       --------------------------------------            LESS DISTRIBUTIONS
                           NET ASSET      NET                                   -------------------------------------   NET ASSET
                YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
               ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
 PORTFOLIO  DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------- ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ---------
Federated
  High
  Yield         1997        $ 12.13      $ 0.75        $ 0.83        $ 1.58       $(0.54)     $(0.06)      $ (0.60)      $ 13.11
                1996          11.14        0.56          0.90          1.46        (0.47)         --         (0.47)        12.13
                1995           9.69        0.38          1.46          1.84        (0.39)         --         (0.39)        11.14
                1994(3)       10.00        0.55         (0.86)        (0.31)          --          --            --          9.69
T. Rowe
  Price         1997        $ 13.27      $ 0.33        $ 2.03        $ 2.36       $(0.26)     $(0.24)      $ (0.50)      $ 15.13
  Asset
  Allocation    1996          12.01        0.27          1.28          1.55        (0.25)      (0.04)        (0.29)        13.27
                1995           9.94        0.26          2.02          2.28        (0.21)         --         (0.21)        12.01
                1994(3)       10.00        0.21         (0.27)        (0.06)          --          --            --          9.94

PIMCO Total     1997        $ 11.11      $ 0.48        $ 0.58        $ 1.06       $(0.45)     $   --       $ (0.45)      $ 11.72
  Return
    Bond        1996          11.34        0.46         (0.10)         0.36        (0.28)      (0.31)        (0.59)        11.11
                1995           9.75        0.25          1.55          1.80        (0.21)         --         (0.21)        11.34
                1994(3)       10.00        0.26         (0.51)        (0.25)          --          --            --          9.75
INVESCO
  Equity
  Income        1997        $ 13.99      $ 0.31        $ 2.84        $ 3.15       $(0.26)     $(0.37)      $ (0.63)      $ 16.51
                1996          12.50        0.27          1.79          2.06        (0.24)      (0.33)        (0.57)        13.99
                1995           9.75        0.25          2.65          2.90        (0.15)         --         (0.15)        12.50
                1994(3)       10.00        0.16         (0.41)        (0.25)          --          --            --          9.75
Founders
  Capital       1997        $ 16.80      $(0.05)       $ 1.06        $ 1.01       $   --      $   --       $    --       $ 17.81
  Appreciation     1996       14.25       (0.03)         2.85          2.82           --       (0.27)        (0.27)        16.80
                1995          10.84       (0.04)         3.54          3.50        (0.09)         --         (0.09)        14.25
                1994(3)       10.00        0.11          0.73          0.84           --          --            --         10.84
T. Rowe
  Price         1997        $ 12.07      $ 0.09        $ 0.08        $ 0.17       $(0.07)     $(0.08)      $ (0.15)      $ 12.09
  International
    Equity      1996          10.65        0.06          1.44          1.50        (0.08)         --         (0.08)        12.07
                1995           9.62        0.07          0.99          1.06        (0.01)      (0.02)        (0.03)        10.65
                1994(3)       10.00        0.02         (0.40)        (0.38)          --          --            --          9.62
T. Rowe
  Price         1997        $ 10.90      $ 0.20        $(0.57)       $(0.37)      $(0.16)     $(0.26)      $ (0.42)      $ 10.11
  International
    Bond        1996          10.60        0.23          0.38          0.61        (0.14)      (0.17)        (0.31)        10.90
                1995           9.68        0.31          0.75          1.06        (0.14)         --         (0.14)        10.60
                1994(4)       10.00        0.27         (0.59)        (0.32)          --          --            --          9.68

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

(1) Annualized.
(3) Commenced operations on January 4, 1994.
(4) Commenced operations on May 3, 1994.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS OF EXPENSES              RATIOS OF NET INVESTMENT INCOME
                                                                   TO AVERAGE NET ASSETS             (LOSS) TO AVERAGE NET ASSETS
                                                             ---------------------------------     ---------------------------------
                     SUPPLEMENTAL DATA                           AFTER                                 AFTER
    ----------------------------------------------------       ADVISORY        BEFORE ADVISORY       ADVISORY        BEFORE ADVISORY
               NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER         FEE WAIVER         FEE WAIVER         FEE WAIVER
    TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE        AND EXPENSE        AND EXPENSE        AND EXPENSE
    RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT
    ------     -------------     --------     ----------     -------------     ---------------     -------------     ---------------
     13.59%      $ 434,420           28%            N/A           0.98%              0.98%              8.83%              8.83%
     13.58%        205,262           43%            N/A           1.03%              1.03%              8.02%              8.02%
     19.57%         83,692           30%             --           1.11%              1.11%              8.72%              8.72%
     (3.10%)        21,308           41%             --           1.15%(1)           1.34%(1)           9.06%(1)           8.87%(1)

     18.40%      $ 213,075           10%       $ 0.0299           1.13%              1.13%              2.95%              2.95%
     13.14%        120,149           31%         0.0366           1.20%              1.20%              3.02%              3.02%
     23.36%         59,399           18%             --           1.25%              1.29%              3.53%              3.49%
     (0.60%)        23,463           32%             --           1.25%(1)           1.47%(1)           3.64%(1)           3.42%(1)

      9.87%      $ 572,100          320%            N/A           0.86%              0.86%              5.56%              5.56%
      3.42%        360,010          403%            N/A           0.89%              0.89%              5.38%              5.38%
     18.78%        225,335          124%             --           0.89%              0.89%              5.95%              5.95%
     (2.50%)        46,493          139%             --           1.02%(1)           1.02%(1)           5.57%(1)           5.57%(1)

     23.33%      $ 602,105           73%       $ 0.0595           0.95%              0.95%              2.54%              2.54%
     17.09%        348,680           58%         0.0603           0.98%              0.98%              2.83%              2.83%
     30.07%        176,716           89%             --           0.98%              0.98%              3.34%              3.34%
     (2.50%)        65,201           63%             --           1.14%(1)           1.14%(1)           3.41%(1)           3.41%(1)

      6.01%      $ 278,258           77%       $ 0.0538           1.13%              1.13%             (0.32%)            (0.32%)
     20.05%        220,068           69%         0.0573           1.16%              1.16%             (0.38%)            (0.38%)
     32.56%         90,460           68%             --           1.22%              1.22%             (0.28%)            (0.28%)
      8.40%         28,559          198%             --           1.30%(1)           1.55%(1)           2.59%(1)           2.34%(1)

      1.36%      $ 464,456           19%       $ 0.0036           1.26%              1.26%              0.71%              0.71%
     14.17%        402,559           11%         0.0255           1.30%              1.30%              0.84%              0.84%
     11.09%        195,667           17%             --           1.33%              1.33%              1.03%              1.03%
     (3.80%)       108,751           16%             --           1.75%(1)           1.77%(1)           0.45%(1)           0.43%(1)

     (3.42%)     $ 130,408          173%            N/A           1.11%              1.11%              4.73%              4.73%
      5.98%         98,235          241%            N/A           1.21%              1.21%              5.02%              5.02%
     11.10%         45,602          325%             --           1.53%              1.53%              6.17%              6.17%
     (3.20%)        15,218          163%             --           1.68%(1)           1.68%(1)           7.03%(1)           7.03%(1)
---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------
                                              INCREASE (DECREASE) FROM
                                               INVESTMENT OPERATIONS
                                       --------------------------------------            LESS DISTRIBUTIONS
                           NET ASSET      NET                                   -------------------------------------   NET ASSET
                YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET                     VALUE
               ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL          END
 PORTFOLIO  DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
----------- ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------   ---------
Berger
  Capital
  Growth        1997        $ 14.39      $ 0.01        $ 2.36        $ 2.37       $(0.02)     $(0.13)      $ (0.15)      $ 16.61
                1996          12.40        0.01          2.01          2.02        (0.03)         --         (0.03)        14.39
                1995           9.97        0.04          2.40          2.44        (0.01)         --         (0.01)        12.40
                1994(5)       10.00        0.01         (0.04)        (0.03)          --          --            --          9.97
Founders
  Passport      1997        $ 11.63      $ 0.03        $ 0.21        $ 0.24       $(0.08)     $(0.01)      $ (0.09)      $ 11.78
                1996          10.33        0.09          1.24          1.33        (0.03)         --         (0.03)        11.63
                1995(6)       10.00        0.03          0.30          0.33           --          --            --         10.33
T. Rowe
  Price         1997        $ 14.47      $ 0.14        $ 0.35        $ 0.49       $(0.07)     $(0.32)      $ (0.39)      $ 14.57
  Natural
  Resources     1996          11.11        0.05          3.35          3.40        (0.02)      (0.02)        (0.04)        14.47
                1995(6)       10.00        0.04          1.07          1.11           --          --            --         11.11
PIMCO
  Limited       1997        $ 10.81      $ 0.55        $ 0.22        $ 0.77       $(0.56)     $   --       $ (0.56)      $ 11.02
  Maturity
    Bond        1996          10.47        0.56         (0.15)         0.41        (0.05)      (0.02)        (0.07)        10.81
                1995(6)       10.00        0.05          0.42          0.47           --          --            --         10.47
Robertson
  Stephens      1997        $ 10.99      $(0.05)       $ 1.68        $ 1.63       $   --      $   --       $    --       $ 12.62
  Value +
    Growth      1996(7)       10.00       (0.01)         1.00          0.99           --          --            --         10.99
AST Janus
  Overseas
  Growth        1997(8)     $ 10.00      $ 0.02        $ 1.85        $ 1.87       $   --      $   --       $    --       $ 11.87
AST Putnam
  Value
  Growth &
    Income      1997(8)     $ 10.00      $ 0.07        $ 2.16        $ 2.23       $   --      $   --       $    --       $ 12.23
Twentieth
  Century
  Strategic
   Balanced     1997(8)     $ 10.00      $ 0.11        $ 1.23        $ 1.34       $   --      $   --       $    --       $ 11.34
Twentieth
  Century
  International
    Growth      1997(8)     $ 10.00      $(0.03)       $ 1.55        $ 1.52       $   --      $   --       $    --       $ 11.52
T. Rowe
  Price
  Small
  Company
    Value       1997(8)     $ 10.00      $ 0.06        $ 2.82        $ 2.88       $   --      $   --       $    --       $ 12.88
Marsico
  Capital
  Growth        1997(9)     $ 10.00      $ 0.01        $ 0.02        $ 0.03       $   --      $   --       $    --       $ 10.03

--------------------------------------------------------------------------------

 + Represents total commissions paid on portfolio securities divided by the total number of shares purchased or sold on which commissions are charged. This disclosure is required by the SEC beginning in 1996.

 (1) Annualized.
 (5) Commenced operations on October 20, 1994.
 (6) Commenced operations on May 2, 1995.
 (7) Commenced operations on May 2, 1996.
 (8) Commenced operations on January 2, 1997.
 (9) Commenced operations on December 22, 1997.

See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
                                                                    RATIOS OF EXPENSES              RATIOS OF NET INVESTMENT INCOME
                                                                   TO AVERAGE NET ASSETS             (LOSS) TO AVERAGE NET ASSETS
                                                             ---------------------------------     ---------------------------------
                     SUPPLEMENTAL DATA                           AFTER                                 AFTER
    ----------------------------------------------------       ADVISORY        BEFORE ADVISORY       ADVISORY        BEFORE ADVISORY
               NET ASSETS AT     PORTFOLIO     AVERAGE        FEE WAIVER         FEE WAIVER         FEE WAIVER         FEE WAIVER
    TOTAL      END OF PERIOD     TURNOVER     COMMISSION      AND EXPENSE        AND EXPENSE        AND EXPENSE        AND EXPENSE
    RETURN      (IN 000'S)         RATE       RATE PAID+     REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT      REIMBURSEMENT
    ------     -------------     --------     ----------     -------------     ---------------     -------------     ---------------
    16.68%       $ 185,050          305%       $ 0.0603           0.99%              0.99%              0.07%              0.07%
    16.34%         136,247          156%         0.0614           1.01%              1.01%              0.24%              0.24%
    24.42%          45,979           84%             --           1.17%              1.17%              0.70%              0.70%
    (0.30%)          3,030            5%             --           1.25%(1)           1.70%(1)           1.41%(1)           0.97%(1)

     2.03%       $ 117,938           73%       $ 0.0110           1.35%              1.35%              0.43%              0.43%
    12.91%         117,643          133%         0.0190           1.36%              1.36%              1.25%              1.25%
     3.30%          28,455            4%             --           1.46%(1)           1.46%(1)           0.94%(1)           0.94%(1)

     3.39%       $ 111,954           44%       $ 0.0221           1.16%              1.16%              0.98%              0.98%
    30.74%          88,534           31%         0.0238           1.30%              1.30%              1.08%              1.08%
    11.10%           9,262            2%             --           1.35%(1)           1.80%(1)           1.28%(1)           0.83%(1)

     7.46%       $ 288,642           54%            N/A           0.88%              0.88%              5.71%              5.71%
     3.90%         209,013          247%            N/A           0.89%              0.89%              5.69%              5.69%
     4.70%         161,940          205%             --           0.89%(1)           0.89%(1)           4.87%(1)           4.87%(1)

    14.83%       $ 235,648          219%       $ 0.0568           1.23%              1.23%             (0.59%)            (0.59%)
     9.90%          48,790           77%         0.0529           1.33%(1)           1.33%(1)          (0.56%)(1)         (0.56%)(1)

    18.70%       $ 255,705           94%       $ 0.0158           1.35%(1)           1.35%(1)           0.36%(1)           0.36%(1)

    22.30%       $ 117,438           81%       $ 0.0375           1.23%(1)           1.23%(1)           1.24%(1)           1.24%(1)

    13.40%       $  28,947           76%       $ 0.0337           1.25%(1)           1.35%(1)           2.02%(1)           1.92%(1)

    15.10%       $  33,125          171%       $ 0.0064           1.75%(1)           1.75%(1)          (0.58%)(1)         (0.58%)(1)

    28.80%       $ 199,896            7%       $ 0.0477           1.16%(1)           1.16%(1)           1.20%(1)           1.20%(1)

     0.30%       $   7,299           --        $ 0.0550           1.00%(1)           1.00%(1)           3.62%(1)           3.62%(1)
---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 1997, issued 24 classes of shares of beneficial interest: AST Putnam International Equity Portfolio ("Putnam International Equity"), Lord Abbett Growth and Income Portfolio ("Growth and Income"), JanCap Growth Portfolio ("Growth"), AST Money Market Portfolio ("Money Market"), Federated Utility Income Portfolio ("Utility Income"), AST Putnam Balanced Portfolio ("Balanced"), Federated High Yield Portfolio ("High Yield"), T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), PIMCO Total Return Bond Portfolio ("Total Return Bond"), INVESCO Equity Income Portfolio ("Equity Income"), Founders Capital Appreciation Portfolio ("Capital Appreciation"), T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), T. Rowe Price International Bond Portfolio ("International Bond"), Berger Capital Growth Portfolio ("Berger Capital Growth"), Founders Passport Portfolio ("Passport"), T. Rowe Price Natural Resources Portfolio ("Natural Resources"), PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), Robertson Stephens Value + Growth Portfolio ("Value + Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST Putnam Value Growth & Income Portfolio ("Value Growth & Income"), Twentieth Century Strategic Balanced Portfolio ("Strategic Balanced"), Twentieth Century International Growth Portfolio ("International Growth"), T. Rowe Price Small Company Value Portfolio ("Small Company Value"), and Marsico Capital Growth Portfolio ("Marsico Capital Growth") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principals, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or at the direction of, the Board of Trustees.

--------------------------------------------------------------------------------

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security, market index, or currency at a specified price and future date. The seller of the contract agrees to make delivery called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put

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

--------------------------------------------------------------------------------

option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, such as a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolios's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

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

--------------------------------------------------------------------------------

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
Putnam Investment Management, Inc. for Putnam International Equity, Balanced, and Value Growth & Income; Lord Abbett & Co. for Growth and Income; Janus
Capital Corporation for Growth and Overseas Growth; J. P. Morgan Investment Management Inc. for Money Market; Federated Investment Counseling for Utility Income and High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co.
for Total Return Bond and Limited Maturity Bond; INVESCO Trust Co. for Equity Income; Founders Asset Management, Inc. for Capital Appreciation and Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T.
Rowe International Equity and International Bond; Berger Associates, Inc. for Berger Capital Growth; Robertson, Stephens & Company Investment Management, L.P. for Value + Growth; American Century Investment Management, Inc. for Strategic Balanced and International Growth; and Marsico Capital Management, LLC for Marsico Capital Growth. The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .75%,
 .75%, .75%, .85%, .65%, .75%, .90%, 1.00%, .80%, .75%, 1.00%, .90%, .65%, 1.00%,
1.00%, .75%, .85%, 1.00%, .90%, and .90% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Utility Income, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity
Income, Capital Appreciation, T. Rowe International Equity, International Bond, Berger Capital Growth, Passport, Natural Resources, Limited Maturity Bond, Value + Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, and Marsico Capital Growth
Portfolios, respectively. The fees for Putnam International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Utility Income are at the rate of .60% for average daily net assets in excess of $50 million, and for Balanced are at the rate of .70% for average daily net assets in excess of $300 million. The Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio during 1997 and, since November 1, 1997, voluntarily waived .05% from its fee for the Growth Portfolio on average daily net assets in excess of $1 billion.

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .65%, .75%, .40%, .55%, .60%, .60%, .30%, .60%, .65%, .45%,
 .50%, .70%, .60%, and .45% of the average daily net assets of the Putnam International Equity, Growth and Income, Growth, Money Market, Utility Income, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Capital Appreciation, T. Rowe International Equity, International Bond, Berger Capital Growth, Passport, Natural Resources, Limited Maturity Bond, Value + Growth, Overseas Growth, Value Growth & Income, Strategic Balanced, International Growth, Small Company Value, and Marsico Capital Growth Portfolios, respectively. The

--------------------------------------------------------------------------------

Sub-advisors for the Growth, Money Market, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond and Marsico Capital Growth, are reduced for Portfolio net assets in excess of specified levels.

The Investment Management Agreement with each Portfolio provides that the Investment Manager will reimburse the Portfolio to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1997, the Investment Manager reimbursed Money Market and Strategic Balanced in the amount of $238,802 and $13,582, respectively.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1997, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                                      EXPIRATION
                                                                                     DECEMBER 31,
                                                                                -----------------------
                                                                   AMOUNT         2004          2005
                                                                 ----------     --------     ----------
Capital Appreciation...........................................  $3,166,259     $     --     $3,166,259
Limited Maturity Bond..........................................     606,299      606,299             --
Value + Growth.................................................   3,619,886        7,892      3,611,994
Overseas Growth................................................   1,943,421           --      1,943,421
Strategic Balanced.............................................     355,092           --        355,092
International Growth...........................................     225,626           --        225,626

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

--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, during the period ended December 31, 1997, were as follows ($ in thousands):

                                        U.S. GOVERNMENT SECURITIES                 OTHER SECURITIES
                                     ---------------------------------     ---------------------------------
                                       PURCHASES            SALES            PURCHASES            SALES
                                     --------------     --------------     --------------     --------------
Putnam International Equity........  $           --     $           --     $      425,935     $      425,960
Growth and Income..................           8,109             21,269            555,171            258,368
Growth.............................              --                 --          1,317,930          1,094,418
Utility Income.....................              --                 --            154,803            119,144
Balanced...........................         234,531            228,482            257,620            269,777
High Yield.........................           7,308              6,876            271,987             76,730
Asset Allocation...................           5,807                275             83,864             16,321
Total Return Bond..................       1,197,416          1,267,253            269,034             58,102
Equity Income......................          16,605              4,833            475,191            319,797
Capital Appreciation...............              --                 --            202,210            170,805
T. Rowe International Equity.......              --                 --            134,593             85,493
International Bond.................           1,568              1,471            220,738            183,519
Berger Capital Growth..............              --                 --            489,257            459,117
Passport...........................              --                 --             76,161             84,692
Natural Resources..................              --                 --             64,251             43,047
Limited Maturity Bond..............         238,995             85,503             49,558             27,245
Value + Growth.....................              --                 --            492,568            311,200
Overseas Growth....................              --                 --            332,226            109,443
Value Growth & Income..............              --                 --            148,264             45,951
Strategic Balanced.................           4,825                 --             33,423             10,211
International Growth...............              --                 --             57,563             27,744
Small Company Value................              --                 --            175,690              5,616
Marsico Capital Growth.............              --                 --              6,378                 --

--------------------------------------------------------------------------------

At December 31, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                    GROSS            GROSS         NET UNREALIZED
                                                  AGGREGATE       UNREALIZED       UNREALIZED       APPRECIATION
                                                     COST        APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                                  ----------     ------------     ------------     --------------
Putnam International Equity.....................  $  375,161       $ 50,793         $(15,153)         $ 35,640
Growth and Income...............................     785,810        167,311          (15,016)          152,295
Growth..........................................   1,143,981        401,726          (21,533)          380,193
Money Market....................................     760,025             --               --                --
Utility Income..................................     132,632         26,731             (895)           25,836
Balanced........................................     329,116         34,456           (4,555)           29,901
High Yield......................................     410,043         21,129           (1,349)           19,780
Asset Allocation................................     181,278         36,825           (3,904)           32,921
Total Return Bond...............................     750,932          6,797           (1,384)            5,413
Equity Income...................................     517,926         98,176           (3,415)           94,761
Capital Appreciation............................     236,635         56,715          (14,446)           42,269
T. Rowe International Equity....................     396,300         89,073          (46,481)           42,592
International Bond..............................     129,399          1,978           (4,650)           (2,672)
Berger Capital Growth...........................     183,355         13,453          (10,633)            2,820
Passport........................................     106,801         18,002           (6,833)           11,169
Natural Resources...............................      93,500         16,066          (13,348)            2,718
Limited Maturity Bond...........................     340,201          2,877             (835)            2,042
Value + Growth..................................     226,418         19,307          (11,870)            7,437
Overseas Growth.................................     242,071         22,319           (8,948)           13,371
Value Growth & Income...........................     110,884          8,026           (2,414)            5,612
Strategic Balanced..............................      28,430          1,986             (166)            1,820
International Growth............................      32,864          2,081             (873)            1,208
Small Company Value.............................     195,135         22,490           (5,681)           16,809
Marsico Capital Growth..........................      12,225             52              (29)               23

--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 1997, were as follows (in thousands):

                                                             TOTAL RETURN BOND       LIMITED MATURITY BOND
                                                           ---------------------     ---------------------
                                                           NUMBER OF                 NUMBER OF
                                                           CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                           ---------     -------     ---------     -------
Balance at beginning of year.............................       962      $   669          143      $   44
Written..................................................       750          495           --          --
Expired..................................................    (1,712)      (1,164)        (143)        (44)
Exercised................................................        --           --           --          --
Closed...................................................        --           --           --          --
                                                             ------      -------         ----        ----
Balance at end of year...................................        --      $    --           --      $   --
                                                             ======      =======         ====        ====

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

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AST Putnam International Equity Portfolio, Lord Abbett Growth and Income Portfolio, JanCap Growth Portfolio, AST Money Market Portfolio, Federated Utility Income Portfolio, AST Putnam Balanced Portfolio, Federated High Yield Portfolio, T. Rowe Price Asset Allocation Portfolio, PIMCO Total Return Bond Portfolio, INVESCO Equity Income Portfolio, Founders Capital Appreciation Portfolio, T. Rowe Price International Equity Portfolio, T. Rowe Price International Bond Portfolio, Berger Capital Growth Portfolio, Founders Passport Portfolio, T. Rowe Price Natural Resources Portfolio, PIMCO Limited Maturity Bond Portfolio, Robertson Stephens Value + Growth Portfolio, AST Janus Overseas Growth Portfolio, AST Putnam Value Growth and Income Portfolio, Twentieth Century Strategic Balanced Portfolio, Twentieth Century International Growth Portfolio, T. Rowe Price Small Company Value Portfolio, and Marsico Capital Growth Portfolio (collectively, the "Portfolios") of American Skandia Trust ("the Trust") as of December 31, 1997, the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodians and brokers and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Portfolios of the Trust as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 10, 1998

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